As Filed with the Securities and Exchange Commission on May 2, 2016

REGISTRATION NO. 333-83362

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 42

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 136

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

MAY 2, 2016

MASTERS EXTRA PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates described in this Prospectus are no longer available for sale. This Contract offers bonus credits on Purchase Payments and the costs of this Contract may be higher than the costs of Contracts that do not offer bonus credits. The amount of interest credited on this Contract may be more than offset by the higher charges associated with the interest credited. You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the “Funds”):

Large-Cap Equity Funds

Catalyst Dividend Capture VA Fund

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Oppenheimer Capital Appreciation Fund/VA, Service Shares

Putnam VT Equity Income Fund, Class IB

Universal Institutional Funds, Inc. - Growth Portfolio, Class II

Variable Portfolio - Loomis Sayles Growth Fund, Class 2

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Invesco V.I. American Value Fund, Series II

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class

MFS® Mid Cap Value Portfolio, Service Class

Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B

Small-Cap Equity Funds

Catalyst Insider Buying VA Fund

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class

International/Global Equity Funds

AB International Growth Portfolio, Class B

Columbia Variable Portfolio - Select International Equity Fund Class 2

First Eagle Overseas Variable Fund

Invesco V.I. International Growth Fund, Series II

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO Global Dividend Portfolio, Advisor Class

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B

AB Dynamic Asset Allocation Portfolio, Class B

BlackRock Global Allocation V.I. Fund, Class III

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)

Franklin Income VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II

MFS® Conservative Allocation Portfolio, Service Class

MFS® Global Tactical Allocation Portfolio, Service Class

MFS® Growth Allocation Portfolio, Service Class

MFS® Moderate Allocation Portfolio, Service Class

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class

Putnam VT Absolute Return 500 Fund, Class IB

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class

Global Bond Fund

Templeton Global Bond VIP Fund, Class 4

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 2

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

Not all Funds may be available as an investment option under your Contract. Please see “Variable Account Options: The Funds.”

We have filed a Statement of Additional Information dated May 2, 2016 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 72 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following address: DELAWARE LIFE INSURANCE COMPANY, P.O. Box 758581 Topeka, KS 66675-8581

Overnight Mailing Service Address:	Delaware Life Insurance Company
Mail Zone 581
5801 S.W. 6th Avenue
Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Masters Extra Contract provides a number of important benefits for your retirement planning. You are eligible to purchase a Contract if you are age 85 or younger on the Open Date. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing the optional death benefit, at an additional cost, if you are younger than age 75 on the Open Date.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or the maximum annual Individual Retirement Annuity contribution, unless we waive these limits. You can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to require that each additional Purchase Payment be at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million. In addition, we will credit your Contract with interest, which we refer to as “Purchase Payment Interest,” at a rate that varies based upon the interest option you choose when you apply for your Contract. Not all interest options may be available in all states; and the rates credited may vary by state. These general requirements for Purchase Payments apply even if you elect an optional living benefit. In addition, there are other restrictions on the frequency of Purchase Payments that apply depending upon which optional living benefit you selected. Any Purchase Payments received under an optional living benefit with such restrictions will be deemed “not in good order” and returned to you.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. You may also transfer among the Funds and, if available, the Fixed Account Options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate required by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted. On May 4, 2009, we stopped accepting any investments (Purchase Payments, transfers, renewals) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year, or if your Account Value is $100,000 or more on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.40% of the average daily value of the Contract invested in the Variable Account. If you purchased your Contract prior to March 5, 2007, and you were 76 years or older on the Open Date, we deduct this charge at an annual rate of 1.60% of the average daily value of the Contract invested in the Variable Account.

We also deduct an administrative charge at an annual rate of 0.15% of the average daily value and a distribution fee at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for seven complete Account Years.

Currently, you can transfer your Account value among the underlying Funds free of charge. However, we reserve the right to impose a charge of up to $15 per transfer. We limit the number of your Fund transfers to 12 per year. (See “Transfer Privilege.”)

If you elect the optional death benefit, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account at an annual rate of 0.40% of the average daily value of your Contract.

If you elect the optional living benefit, we will assess a periodic charge. The annual amount of the charge in no case exceeds 1.30% of the highest benefit base during the Account Year.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefits

At issue, you may choose to participate in the optional living benefit available under your Contract. Income Riser offers a guaranteed withdrawal benefit with an opportunity for a bonus to be added to your benefit base if you defer taking withdrawals during a specified time period under your Contract.

Income Riser is available only if you are age 85 or younger on the Open Date. If you purchase Income Riser, your investment choices are limited to the Designated Funds. In addition, a change of ownership may also terminate Income Riser. Under Income Riser, you may make Purchase Payments only during your first Account Year. Any Purchase Payments received after your first Account Anniversary will be deemed “not in good order” and returned to you. Income Riser allows you to “step-up” your guaranteed amount on an annual basis, if eligible. Income Riser may not be available in all states.

In addition to the currently available optional living benefit listed above, twelve other optional living benefits were previously available. Although these optional living benefits are no longer being issued, they are still in force under many Contracts that are already outstanding. Each of these optional living benefits is discussed in a separate Appendix at the end of this prospectus:

Appendix G - Secured Returns for Life	Appendix M - Income ON Demand II
Appendix H - Secured Returns	Appendix N - Income ON Demand II Plus
Appendix I - Secured Returns 2	Appendix O - Retirement Income Escalator II
Appendix J - Secured Returns for Life Plus	Appendix P - Income ON Demand II Escalator
Appendix K - Retirement Income Escalator	Appendix Q - Retirement Asset Protector
Appendix L - Income ON Demand	Appendix R - Income ON Demand III Escalator

Purchase Payments allocated to investment options other than the Designated Funds will only terminate the optional living benefit. Withdrawals taken in excess of allowable amounts, or withdrawals taken prior to certain dates, may severely decrease your Account Value or cause your Contract and your living benefit to terminate without value.

You may terminate an optional living benefit at any time. In addition, your optional living benefit will terminate if you annuitize or if you transfer any portion of your Account Value to an investment option other than one of the Designated Funds. In certain circumstances, a change of ownership may also terminate your living benefit. Upon termination, all benefits and fees associated with the optional living benefit will cease. Once terminated, a living benefit may not be reinstated.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments on a fixed or variable basis. If you choose to receive any part of your annuity payments on a variable basis, the dollar amount of the payments may fluctuate with the performance of the underlying Funds. Subject to the Maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option.

During the Income Phase, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.70% insurance charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, the optional death benefit. If you are 85 or younger on your Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Open Date, the basic death benefit is equal to the Surrender Value. If you are younger than age 75 on the Open Date, you may purchase the Maximum Anniversary Account Value (“MAV”) optional death benefit which pays the greater of the basic death benefit and the highest Account Value on any Account Anniversary (adjusted for withdrawals) prior to age 81. You must make your election before your Issue Date. Your death benefit election may not be changed after your Issue Date.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. In the first Account Year, this “free withdrawal amount” is equal to 10% of all Purchase Payments less any withdrawals previously taken that were not subject to a withdrawal charges. For all other Account Years, the “free withdrawal amount” is equal to the greater of (1) 10% of the amount of all Purchase Payments made during the last seven Account Years (including the current Account Year) minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year and (2) Contract earnings during the prior Account Year minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. For details regarding how to calculate your Contract earnings, please see “Withdrawal Charge” and “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.” Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you your Account Value less any “adjusted” Purchase Payment Interest, (please see “Right to Return” under “Other Contract Provisions” for the calculation of adjusted Purchase Payment Interest) as of the day we receive your cancellation request, in good order. (This amount may be more or less than the original Purchase Payment.) In states requiring return of Purchase Payments, you will receive the greater of (1) your Surrender Value as of the day we receive your cancellation request or (2) your total Purchase Payments made as of that date. We will only deduct a withdrawal charge or a Market Value Adjustment when the returned amount is based on Surrender Value.

Tax Provisions

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at a lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company

P.O. Box 758581

Topeka, KS 66675-8581

Toll Free (877) 253-2323

www.delawarelife.com/contact-us/

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.1

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	8%	[2]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	1 - 2	2 - 3	3 - 4	4 - 5	5 - 6	6 - 7	7 or more

Withdrawal Charge	8%	8%	7%	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses (as a percentage of net Variable Account assets)5

Mortality and Expense Risk Charge:	1.40%[6]
Administrative Expense Charge:	0.15%
Distribution Fee:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.70%

Charges for Optional Death Benefits

Death Benefit[7]	Fee as a % of Variable Account Value
Maximum Anniversary Account Value (“MAV”)	0.40%

Death Benefits Previously Available[8]	Fee as a % of Variable Account Value
5% Premium Roll-Up	0.20%
Earnings Enhancement Benefit Premier	0.25%
Earnings Enhancement Benefit Premier with MAV	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up	0.40%
Earnings Enhancement Benefit Premier Plus	0.40%
Maximum Annual Charge for an Optional Death Benefit (as a percentage of Variable Account Value):	0.40%

Charges for Optional Living Benefits

Living Benefit[9]	Maximum Annual Fee
Income Riser Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.30%	[10]

Living Benefits Previously Available[13]	Maximum Annual Fee
Secured Returns Living Benefit (as a percentage of average daily net assets):	0.40%
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits (as a percentage of the highest Account Value during the Account Year):	0.50%	[14]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	0.95%	[14]
Income ON Demand Living Benefit (as a percentage of the highest Income Benefit Base[15] during the Account Year):	0.85%	[14]
Income ON Demand II Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	0.85%	[14]
Income ON Demand II Plus Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%	[14]
Retirement Income Escalator II Living Benefit (as a percentage of the highest Withdrawal Benefit Base[11] during the Account Year):	1.15%	[14]
Income ON Demand II Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.15%	[14]
Retirement Asset Protector Living Benefit (as a percentage of the highest Retirement Asset Protector Benefit Base[16] during the Account Year):	0.75%	[14]
Income ON Demand III Escalator Living Benefit (as a percentage of the highest Fee Base[12] during the Account Year):	1.30%	[14]
Maximum Annual Charge for an Optional Living Benefit (as a percentage of highest applicable fee base during the Account Year):	1.30%

Total Variable Account Annual Expenses (1.70%) plus Maximum Charges for an Optional Death Benefit (0.40%) and an Optional Living Benefit (1.30%):	3.40%[17]

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2015.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.70%	1.90%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2015, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]	The fee tables apply to the Accumulation Phase of the Contract and reflect the maximum charges unless otherwise noted. (See “Contract Charges.”) During the Income Phase, the fees will be different than the Total Variable Account Annual Expenses described in the fee table. After you annuitize, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or any optional death benefit. The 1.70% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

[2]	A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[3]	The premium tax rate and base vary by your state of residence and the type of Contract you own. We deduct premium taxes from Account Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

[5]	All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis.

[6]	For Contracts purchased prior to March 5, 2007, the rate of this charge is 1.60% if you were age 76 or older on the Contract’s Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.90%.

[7]	The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

[8]	The previously available death benefits are described in “APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES.”

[9]	As discussed under “OPTIONAL LIVING BENEFIT: INCOME RISER,” if you elect to increase or renew certain benefits under Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

[10]	The charge shown is assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See “Cost of SIR.”)

[11]	The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: INCOME RISER,” “APPENDIX K - RETIREMENT INCOME ESCALATOR,” and “APPENDIX O - RETIREMENT INCOME ESCALATOR II.”)

[12]	The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX M - Income ON Demand II,” “APPENDIX N - Income ON Demand II Plus,” “APPENDIX P - Income ON Demand II Escalator” and “APPENDIX R - Income ON Demand III Escalator.”)

[13]	The previously available optional living benefits are described in Appendices G through O. If you elect to increase certain benefits under any of the living benefits other than Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” section in Appendices G, I through R.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

[14]	The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices G, I through R.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices O through Q.

[15]	The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX L - Income ON Demand.”)

[16]	The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX Q - RETIREMENT ASSET PROTECTOR.”)

[17]	This amount assumes that MAV (0.40%) was selected and that the Income Riser Living Benefit with joint-life coverage (1.30%) was also selected (in addition to the 1.40% Mortality and Expense Risk Charge, the 0.15% Administrative Expense Charge, and the 0.15% Distribution Fee). It also assumes that the living benefit’s initial fee base is equal to the initial Purchase Payment. If the fee base changes, the charge for your optional living benefit and your Total Variable Account Annual Expenses would be higher or lower.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract combines the features producing the highest maximum charges, including the MAV optional death benefit and the optional living benefit with joint-life coverage. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $50,000. This Example factors in Purchase Payment Interest using the 5% Purchase Payment Interest Option. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,317	$2,357	$3,330	$5,885

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$560	$1,701	$2,869	$5,885

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$560	$1,701	$2,869	$5,885

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACT.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as “APPENDIX T - CONDENSED FINANCIAL INFORMATION.”

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. Annuities are long-term investment vehicles designed for retirement planning, and are not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides certain features that may benefit you in retirement planning.

•	It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•	It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing the optional death benefit for an additional charge.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all other Contracts as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our website, www.delawarelife.com. To use the website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in good order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

During the Accumulation Phase, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark L. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Not all investment options are available under all Contracts. Please refer to “APPENDIX F - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS” for more information. Currently, you may select from the following investment options:

Large-Cap Equity Funds

Catalyst Dividend Capture VA Fund3,14

Columbia Variable Portfolio - Large Cap Growth Fund, Class 211

Fidelity® Contrafund® Portfolio, Service Class 2 (of Variable Insurance Products Fund II)1,5

Franklin Mutual Shares VIP Fund, Class 2

Invesco V.I. Comstock Fund, Series II

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 21

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC

MFS® Core Equity Portfolio, Service Class

MFS® Growth Series, Service Class

MFS® Research Series, Service Class

MFS® Value Series, Service Class

Oppenheimer Capital Appreciation Fund/VA - Service Shares

Putnam VT Equity Income Fund, Class IB1

Universal Institutional Funds, Inc. - Growth Portfolio, Class II1,6

Variable Portfolio - Loomis Sayles Growth Fund, Class 212

Mid-Cap Equity Funds

Fidelity® Mid Cap Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Invesco V.I. American Value Fund, Series II1

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC

MFS® Mid Cap Growth Series, Service Class1

MFS® Mid Cap Value Portfolio, Service Class1

Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II1,6

Small/Mid-Cap Equity Fund

AB Small/Mid Cap Value Portfolio, Class B1

Small-Cap Equity Funds

Catalyst Insider Buying VA Fund3,15

Franklin Small Cap Value VIP Fund, Class 2

MFS® Blended Research Small Cap Equity Portfolio, Service Class

MFS® New Discovery Series, Service Class

MFS® New Discovery Value Portfolio, Service Class1

International/Global Equity Funds

AB International Growth Portfolio, Class B1

Columbia Variable Portfolio - Select International Equity Fund, Class 213

First Eagle Overseas Variable Fund4

Invesco V.I. International Growth Fund, Series II1

MFS® International Growth Portfolio, Service Class

MFS® International Value Portfolio, Service Class

MFS® Research International Portfolio, Service Class

Oppenheimer Global Fund/VA, Service Shares

PIMCO Global Dividend Portfolio, Advisor Class1,10

Templeton Growth VIP Fund, Class 2

Emerging Markets Equity Funds

Lazard Retirement Emerging Markets Equity Portfolio, Service Class1

MFS® Emerging Markets Equity Portfolio, Service Class

Specialty Sector Equity Fund

MFS® Utilities Series, Service Class

Specialty Sector Commodity Fund

PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Service Class

Asset Allocation Funds

AB Balanced Wealth Strategy Portfolio, Class B1

AB Dynamic Asset Allocation Portfolio, Class B1,8

BlackRock Global Allocation V.I. Fund, Class III1

Fidelity® Balanced Portfolio, Service Class 2 (of Variable Insurance Products Fund III)5

Franklin Income VIP Fund, Class 2

Invesco V.I. Equity and Income Fund, Series II1

MFS® Conservative Allocation Portfolio, Service Class1,2

MFS® Global Tactical Allocation Portfolio, Service Class1,8

MFS® Growth Allocation Portfolio, Service Class1,2

MFS® Moderate Allocation Portfolio, Service Class1,2

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class2

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class1,2,8

Putnam VT Absolute Return 500 Fund, Class IB1

Target Date Funds

Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)2,5

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Service Class7,9

Global Bond Fund

Templeton Global Bond VIP Fund, Class 41

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Service Class1

Intermediate-Term Bond Funds

JPMorgan Insurance Trust Core Bond Portfolio, Class 21

MFS® Corporate Bond Portfolio, Service Class

MFS® Government Securities Portfolio, Service Class

MFS® Total Return Bond Series, Service Class1

Inflation Adjusted Bond Fund

MFS® Inflation-Adjusted Bond Portfolio, Service Class1

Multi-Sector Bond Fund

Franklin Strategic Income VIP Fund, Class 2

High Yield Bond Fund

MFS® High Yield Portfolio, Service Class

Emerging Markets Bond Fund

PIMCO Emerging Markets Bond Portfolio, Administrative Class

[1]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[2]	This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, you will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[3]	Only available if you purchased your Contract through a Huntington Bank representative. These Funds do not have different share classes.

[4]	First Eagle Overseas Variable Fund does not have different share classes.

[5]	In marketing materials and other documents, the Fidelity® funds may be referred to as follows: Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Balanced Portfolio, Fidelity® VIP Freedom 2015 Portfolio, and Fidelity® VIP Freedom 2020 Portfolio.

[6]	In marketing materials and other documents, the Universal Institutional Funds may be referred to as Morgan Stanley UIF Mid Cap Growth Portfolio and Morgan Stanley UIF Growth Portfolio.

[7]	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[8]	This Fund employs a managed volatility strategy.

[9]	Formerly known as MFS® Money Market Portfolio.

[10]	Formerly known as PIMCO EqS Pathfinder Portfolio.

[11]	After the close of business April 29, 2016, Columbia Variable Portfolio - Large Cap Growth Fund II was merged into Columbia Variable Portfolio - Large Cap Growth Fund.

[12]	After the close of business April 29, 2016, Variable Portfolio - Loomis Sayles Growth Fund II was merged into Variable Portfolio - Loomis Sayles Growth Fund.

[13]	After the close of business April 29, 2016, Columbia Variable Portfolio - International Opportunities Fund was merged into Columbia Variable Portfolio - Select International Equity Fund.

[14]	Formerly known as Huntington VA Dividend Capture Fund.

[15]	Formerly known as Huntington VA Situs Fund.

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. BlackRock Advisors, LLC advises BlackRock Global Allocation V.I. Fund (sub-advised by BlackRock Investment Management, LLC). Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolios (Variable Portfolio - Loomis Sayles Growth Fund sub-advised by Loomis Sayles & Company). Fidelity Management & Research Company advises the Fidelity® VIP Portfolios; Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio (sub-advised by FMR Co. Inc. and other investment advisers), and Fidelity® VIP Balanced Portfolio (sub-advised by Fidelity Investments Money Management, Inc., FMR Co. Inc. and other investment advisers). First Eagle Investment Management, LLC advises First Eagle Overseas Variable Fund. FMR Co., Inc. advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC advises Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC advises Franklin Mutual Shares VIP Fund. Invesco Advisers, Inc. advises the Invesco Funds. J.P. Morgan Investment Management Inc. advises the JPMorgan Portfolios. Lazard Asset Management LLC advises Lazard Retirement Portfolio. Lord, Abbett & Co. LLC advises the Lord Abbett Portfolios. Massachusetts Financial Services Company advises the MFS® Portfolios and the MFS® Series. Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Portfolios. OFI Global Asset Management, Inc. advises the Oppenheimer Funds (sub-advised by OppenheimerFunds, Inc.). Pacific Investment Management Company LLC advises the PIMCO Portfolios, including PIMCO All Asset Portfolio (sub-advised by Research Affiliates, LLC). Putnam Investment Management, LLC advises the Putnam Funds. Rational Advisors Inc. advises the Catalyst VA Funds. Templeton Global Advisors Limited advises Templeton Growth VIP Fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as each Fund’s Statement of Additional Information, may be downloaded from our website, www.delawarelife.com, or obtained without charge by calling us at (877) 253-2323 or by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

Effective May 4, 2009, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

•	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

•	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account;

•	renewals at the end of an existing Guarantee Period; and

•	any other source.

Any of your Account Value held in a Guarantee Period on May 4, 2009 was not immediately affected by our closing the Guarantee Periods to new amounts. However, at the end of such Guarantee Period, we automatically transfer all of your Account Value remaining therein to the Money Market Sub-Account, if you have not by that time requested that we transfer all of such amounts to any other Sub-Account(s).

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Secured Future Program” under “Other Programs.”)

Guaranteed Interest Rates

We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.

Issuing Your Contract

We “open” the Contract on the Business Day when we receive your Application at our mailing address shown on the first page of this Prospectus. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in good order.” An Application is in good order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the timing of additional Purchase Payments depending upon which optional living benefit you selected. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices G - R.)

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available. However, we reserve the right to limit any allocation to a Guarantee Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Purchase Payment Interest

We will credit your Contract with an amount, which we refer to as “Purchase Payment Interest.” When you purchased your Contract, your may have elected one of the Purchase Payment Interest options listed below.

Option A: The 2% Five-Year Anniversary Interest Option - Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, on every Fifth-Year Anniversary, we will add to your Contract a credit equal to 2% of your Account Value at that time.

Option B: The 5% Interest Option - Under this option we will add to your Contract a credit equal to 5% of each Purchase Payment. However, Purchase Payments made under Option B prior to August 17, 2009, were credited with interest at the rate in effect at the time of the Purchase Payment. This rate ranged from 3% to 6% of the Purchase Payment. You will never receive a credit on an additional Purchase Payment lower than the rate declared at the time your Contract was purchased. (See “APPENDIX D - CALCULATION FOR PURCHASE PAYMENT INTEREST.”)

We add the Purchase Payment Interest to your Account during the same Valuation Period in which we receive any Purchase Payment under Option B, or any Purchase Payment received before the first Account Anniversary under Option A. In addition, under Option A we add Purchase Payment Interest to your Account on every Fifth-Year Anniversary. When a credit is based upon a Purchase Payment received, we allocate it to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any Fifth-Year Anniversary credit under Option A, we calculate the credit based on your total Account Value and then allocate that amount to each Sub-Account on a pro-rata basis; i.e., in the same proportion as each Sub-Account is invested in your total Variable Account Value.

Purchase Payment Interest is not a Purchase Payment and therefore no withdrawal charges are directly associated with it. The credit of Purchase Payment Interest increases your Account Value. As a result of the Purchase Payment Interest, other values may be affected. For example:

•	An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.

•	The Purchase Payment Interest credited during a previous Account Year may also increase your prior Account Year’s earnings under your Contract and thus your free withdrawal amount.

•	If you are participating in an optional living benefit, the Purchase Payment Interest will not be credited to your benefit base; however, the increase in your Account Value may cause a step-up of your benefit base.

You should carefully consider the following when selecting a Purchase Payment Interest option:

•	Option A will generally result in higher Purchase Payment Interest if you plan to hold your Contract for a longer period of time (e.g., 10 years or more). Option B will generally result in higher Purchase Payment Interest if you only plan to hold your Contract for a shorter period of time (e.g., less than 10 years).

•	If you plan on making additional Purchase Payments beyond the first Account Year, then under Option B, we will credit your Account Value immediately with the Purchase Payment Interest. By contrast, for Purchase Payments made after the first Account Year under Option A, you will not receive an immediate credit of Purchase Payment Interest; instead, on every Fifth-Year Anniversary, we will credit your Contract based on your Account Value.

•	If you selected an optional living benefit, there may be restrictions on the amount and timing of additional Purchase Payments. (See “Accumulation Phase,” “OPTIONAL LIVING BENEFIT - INCOME RISER,” and Appendices H - S.)

The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the “Adjusted” Purchase Payment Interest if the Contract is returned during the “free look period.” For a description of the free look period and Adjusted Purchase Payment Interest, see “Right to Return.” For examples of how we calculate Purchase Payment Interest, see “APPENDIX D - CALCULATION OF PURCHASE PAYMENT INTEREST.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for certain optional benefits.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice from you electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.” Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (877) 253-2323 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request as described above is received in good order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or Guarantee Periods as described more particularly elsewhere in this Prospectus (and in the Appendices hereto).

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Contract Owner Transaction Expenses” under “FEES AND EXPENSES” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved, merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant bonus Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below. You may terminate your participation in any of these programs at any time.

Dollar-Cost Averaging (“DCA”) Program

You may elect to participate in the DCA program, at no extra charge, you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected an optional living benefit, your ability to make Purchase Payments into the DCA program may be limited. Please see “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices G - R.

The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a Guarantee Period. (We reserve the right to limit minimum investments to at least $1,000.) At regular time intervals, we will automatically transfer a portion of your Fixed Account Value (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Amounts invested in a Sub-Account may not be transferred to a Guarantee Period made available in connection with this program. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the DCA program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and may be subject to the $1,000 minimum investment limit.

The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the DCA program.

Asset Allocation

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions, or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Program

You may select our Systematic Withdrawal Program or Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices H - S.) Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”) No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment (and Purchase Payment Interest on that initial Purchase Payment) between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment and Purchase Payment Interest (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)

Travel Assistance Program

On January 11, 2010, we exercised our right to discontinue offering this program to new Contract purchasers. We sent Owners written notice of our decision to discontinue offering the program. If your Contract had an Open Date before January 11, 2010, you were automatically enrolled in this program on your Open Date, if it had been approved in your state and by the firm through whom you purchased your Contract, unless you instructed us otherwise. The program will remain in effect for you, unless your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:

•	Referral to an English-speaking doctor or hospital for medical consultation and evaluation

•	Hospital admission guarantee, assuming the covered person has applicable health coverage

•	Emergency evacuation, if necessary

•	Critical care monitoring of attending doctor/hospital

•	Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization

•	Assistance in filling prescriptions, if required

•	Receipt and transmission of necessary emergency messages

•	Telephone counseling and referrals if the person covered experiences emotional trauma

•	Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days

•	Transportation home for minor children left unattended by the covered person’s illness or injury

•	Legal and interpreter referrals

•	Return of mortal remains

The “person covered” is:

•	The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or

•	The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% penalty tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows:

•	first we determine your Account Value based on any Fixed Account Value and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

•	we then deduct the Account Fee, if applicable;

•	we calculate and then add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally,

•	we calculate and deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or

•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.

Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and optional death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in good order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•	when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	when mandated by applicable law.

If, pursuant to SEC rules, a government money market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX PROVISIONS.”)

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.

In the first Account Year, your free withdrawal amount is equal to 10% of all Purchase Payments you have made less any withdrawals previously taken that were not subject to withdrawal charges. For all other Account Years, the free withdrawal amount is equal to the greater of:

•	your Contract’s earnings during the prior Account Year (defined below) minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges; and

•	10% of the amount of all Purchase Payments you have made during the last seven Account Years (including the current Account Year), minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

Your Contract earnings during the prior Account Year are determined on the Account Anniversary according to the following formula:

(AV Change - PP) + WD

Where:

	AV Change	=	the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year.

	PP	=	all Purchase Payments made during the prior Account Year.

	WD	=	all partial withdrawals and withdrawal charges taken during the prior Account Year.

For an example of how we calculate the “free withdrawal amount,” see “APPENDIX E - CALCULATION OF FREE WITHDRAWAL AMOUNT.”

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account. Each Purchase Payment begins a new 7-year period and moves down the declining withdrawal charge scale as shown below at each Account Anniversary. If a Purchase Payment is withdrawn during the same Account Year as it was made, it will have an 8% withdrawal charge. On your next scheduled Account Anniversary, that Purchase Payment, along with any other Purchase Payments made during that same Account Year, will be considered to be in their second Account Year and will also have an 8% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 7%. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account. The withdrawal charge scale is as follows:

Number of Account Years Payment Has Been In Your Account	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 - 5	5%
5 - 6	4%
6 - 7	3%
7 or more	0%

For example, the percentage applicable to the withdrawal of a Purchase Payment that has been in an Account for more than two Account Years but less than three will be 7% regardless of the Issue Date of the Contract.

The withdrawal charge will never be greater than 8% of the aggregate amount of Purchase Payments you make under your Contract. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

Types of Withdrawals not Subject to Withdrawal Charge

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since your Issue Date;

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charge:

•	when you annuitize your Contract;

•	on amounts we pay as a death benefit, except under the Cash Surrender method;

•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as part of an optional program. (See “Other Programs.”)

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal in duration to the number of complete years remaining in your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

Where:

	I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J	is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b	is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see “APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest). During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest). During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.40% of your average daily Variable Account Value (including any portion of your Variable Account Value that has resulted from the crediting of any Purchase Payment Interest).

We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.60% (rather than 1.40%), if you were age 76 or older on the Contract’s Open Date. During the Income Phase, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values, regardless of your age on the Open Date. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.70% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits

You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that are currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.”)

Living Benefit	Maximum Charge per Account Year
Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year[1]

[1]	The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.

If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, as well as the charges for optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEES AND EXPENSES.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT: INCOME RISER

Currently, you may elect to participate in Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)
Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.
Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).
Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:	The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals. (See “Excess Withdrawals” under “Withdrawals Under SIR.”)
SIR Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.
SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.
Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee.” (See “Cost of SIR.”)
You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Single-Life Coverage” and “Death of Participant Under SIR with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:

SIR may be appropriate for you if you are an investor who:

•	wants an opportunity for annual income to increase as you grow older.

•	wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.

•	wants the option of joint-life coverage.

•	can defer withdrawals during your early Account Years to increase your benefit in later years.

SIR may be inappropriate for you if you are an investor who:

•	anticipates the need for Excess Withdrawals or Early Withdrawals.

•	wants to invest in funds other than a Designated Fund.

•	wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:

•	wants to make additional Purchase Payments after the first Account Year.

•	is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.

You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.

You may elect to participate in SIR, provided that:

•	neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);

•	you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

•	you do not elect any other optional living benefit available under your Contract.

SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.

If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”

Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under SIR”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How SIR Works

Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial adviser. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be

5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:
9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.
11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$ 92,124	$168,750	$125,000	$8,438	$8,438
13	$ 83,686	$168,750	$125,000	$8,438	$8,438
14	$ 75,248	$168,750	$125,000	$8,438	$0
15	$ 75,248	$168,750	$125,000	$8,438	$8,438

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under SIR

Withdrawals After the SIR Coverage Date

Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base.

These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge”);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under SIR”); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Yearly Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 - $6,000
$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 -($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new SIR Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your SIR Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$130,000	$160,000	$125,000	$0	$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base	=	$125,000	x	$130,000 - $10,000
				$130,000

	=	$125,000	x	$120,000
				$130,000

	=	$125,000	x	0.92308

	=	$115,385

Your new Withdrawal Benefit Base	=	$160,000	x	$130,000 -$10,000
				$130,000

	=	$160,000	x	$120,000
				$130,000

	=	$160,000	x	0.92308

	=	$147,693

Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under SIR, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of SIR

If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.

•	If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under SIR

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life Insurance Company or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:

Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7% of your SIR Bonus Base during your SIR Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.

The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.

Joint-Life Coverage

On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”

If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.

Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of SIR

Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

SIR will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. (See “Selection of Annuity Commencement Date.”)

A change of ownership of the Contract may also cancel your benefits under SIR.

Death of Participant Under SIR with Single-Life Coverage

If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new SIR benefit on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

•	the new percentage rate used to calculate the SIR Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the SIR Fee;

•	the new Withdrawal Benefit Base and the new SIR Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

•	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

•	a new SIR Bonus Period begins.

Note that single-life coverage may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a living benefit is appropriate for them.

Death of Participant Under SIR with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);

•	if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;

•	if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the SIR Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including SIR, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR

Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”

Tax Issues Under SIR

Certain state and federal income tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to SIR after the Contract value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70 1⁄2. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect to participate in SIR, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under SIR, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in SIR, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS.”

DESIGNATED FUNDS

To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit.

For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:

Asset Allocation Models	Funds
Build Your Own Portfolio	AB Dynamic Asset Allocation Portfolio, Class B
Blended Model	MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
Dollar-Cost Averaging Program Options	MFS® Moderate Allocation Portfolio, Service Class
6-Month DCA Guarantee Option	PIMCO All Asset Portfolio, Administrative Class
12-Month DCA Guarantee Option	PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class
Putnam VT Absolute Return 500 Fund, Class IB

For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:

Asset Allocation Models	Funds (continued)
90/10 Masters Model[1,2]	Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)
80/20 Masters Model[2,3]
Build Your Own Portfolio	Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)
Blended Model[2]
Invesco V.I. Equity and Income Fund, Series II2
Dollar-Cost Averaging Program Options	MFS® Conservative Allocation Portfolio, Service Class[2]
6-Month DCA Guarantee Option 12-Month DCA Guarantee Option	MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Growth Allocation Portfolio, Service Class[2]
Funds	MFS® Moderate Allocation Portfolio, Service Class[2]

AB Balanced Wealth Strategy Fund, Class B2

AB Dynamic Asset Allocation Portfolio, Class B2 BlackRock Global Allocation V.I. Fund, Class III[2] Fidelity® Balanced Portfolio, Service Class 2 (of
    Variable Insurance Products Fund III)

MFS® Total Return Series, Service Class

PIMCO All Asset Portfolio, Administrative Class

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class[2]

Putnam VT Absolute Return 500 Fund, Class IB2

[1]	Not available to Contracts purchased on or after February 17, 2009.

[2]	Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

[3]	Not available to Contracts purchased on or after August 17, 2009.

One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX S - BUILD YOUR OWN PORTFOLIO.”

If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.

If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.

BUILD YOUR OWN PORTFOLIO

Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in “APPENDIX S - BUILD YOUR OWN PORTFOLIO.”

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.

Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Person.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in good order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. (See “Calculating the Death Benefit.”) Because of the way that Adjusted Purchase Payments are computed, when the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit

You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit . (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.

Under MAV, the death benefit will be the greater of:

•	the amount payable under the basic death benefit above, or

•	your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.

Spousal Continuance

Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a living benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the living benefit. If you are participating in a living benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the living benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)

All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

Rather than receiving the death benefit, the Beneficiary may elect to annuitize, to defer annuitization, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your surviving spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first Account Anniversary.

•	The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 10 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Option may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in an addition or no change.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.70% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

After you annuitize, we will deduct total insurance charges at an annual rate of 1.70% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.70% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your applicable living benefit.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)

The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in good order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the adjusted Purchase Payment Interest. The adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

•	the portion of the Account Value that is attributable to any Purchase Payment Interest, and

•	all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX PROVISIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies.

The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution; or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Optional Death Benefits and Optional Living Benefits

For a further discussion, please refer to “Tax Issues Under SIR.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract

(such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional living benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal benefit. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1⁄2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1⁄2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception - the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We have engaged se2, llc (“se²”), an affiliate of the Company and a leading third-party provider of contract administration services for many other life insurance companies, to administer the Contracts. Administrative functions performed by se² include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se² is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely heavily on technology to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware, software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2013, 2014, and 2015, respectively, approximately $3,475,732, $3,326,147, and $2,350,232, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2015 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Delaware Life Insurance Company	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	4
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	5
Annuity Provisions	5
Determination of Annuity Payments	5
Annuity Unit Value	6
Example of Variable Annuity Unit Calculation	6
Example of Variable Annuity Payment Calculation	6
Distribution of the Contracts	7
Custodian	7
Experts	7
Financial Statements	8

APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT QUARTER: A three-month period, with the first Account Quarter beginning on your Issue Date.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US” “DELAWARE LIFE”): Delaware Life Insurance Company.

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DESIGNATED FUNDS: The limited investment options you can choose if you are participating in a living benefit.

DUE PROOF OF DEATH: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE: The first day of the month following the youngest Annuitant’s 95th birthday.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant, or upon the death of the Annuitant on or after the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract for each Purchase Payment made. The rate of interest varies between 2% and 6% of the Purchase Payment or Account Value based upon the interest rate option chosen at the time of application, as described under “Purchase Payment Interest” in this Prospectus.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SERVICE ADDRESS: P.O. Box 758581 Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full withdrawal (or surrender) of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Annual Earnings	Cumulative Annual Earnings	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$1,000	$1,000	$4,000	$37,000	8.00%	$2,960
	2	$45,100	$4,100	$5,100	$4,000	$40,000	8.00%	$3,200
	3	$49,600	$4,500	$9,600	$4,100	$40,000	7.00%	$2,800
(b)	4	$52,100	$2,500	$12,100	$4,500	$40,000	6.00%	$2,400
	5	$57,300	$5,200	$17,300	$4,000	$40,000	5.00%	$2,000
	6	$63,000	$5,700	$23,000	$5,200	$40,000	4.00%	$1,600
	7	$66,200	$3,200	$26,200	$5,700	$40,000	3.00%	$1,200
(c)	8	$72,800	$6,600	$32,800	$40,000	$0	0.00%	$0

(a)	The free withdrawal amount in any year is equal to the greater of (1) the Contract’s earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last seven Account Years. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)	In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year’s earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000. The first $4,500 withdrawn is the free amount, then Purchase Payments are withdrawn and subject to a withdrawal charge. The remaining $7,600 of this withdrawal is considered earnings and is not subject to a withdrawal charge.

(c)	In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the Purchase Payment amount subject to a withdrawal charge equals $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of four partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

Account Year	Hypothetical Account Value Before Withdrawal	Earnings	Cumulative Earnings	Amount of Withdrawal	Remaining Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
1	$41,000	$1,000	$1,000	$0	$4,000	$0	8.00%	$0
2	$45,100	$4,100	$5,100	$0	$4,000	$0	8.00%	$0
3	$49,600	$4,500	$9,600	$0	$4,100	$0	7.00%	$0
(a) 4	$50,100	$500	$10,100	$4,100	$4,500	$0	6.00%	$0
(b) 4	$46,800	$800	$10,900	$9,000	$400	$8,600	6.00%	$516
(c) 4	$38,400	$600	$11,500	$12,000	$0	$12,000	6.00%	$720
(d) 4	$26,800	$400	$11,900	$20,000	$0	$19,400	6.00%	$1,164

(a)	In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year’s earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)	Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.

(c)	Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.

(d)	Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of Purchase Payments was $40,000 and $20,600 of the Purchase Payments has already been surrendered, only $19,400 of this $20,000 withdrawal comes from withdrawing Purchase Payments. The remaining $600 of this withdrawal is considered earnings and is not subject to a withdrawal charge.

Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

2)	The date of surrender is 2 years from the Expiration Date (N = 24).

3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

4)	The interest earned in the current Account Year is $674.16.

5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor	=	(1 + I )	N/12	- 1
		1 + J + b

	=	(1 + .06)	24/12	- 1
		1 + .05

	=	(1.010)	[2]	- 1

	=	1.019 - 1

	=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge. For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C - PREVIOUSLY AVAILABLE OPTIONAL DEATH BENEFITS AND EXAMPLES

5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT

Under the 5% Roll-Up, the death benefit will be the greater of:

•	the amount payable under the basic death benefit, or

•	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

•	the first day of the month following your 80th birthday, or

•	the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value*	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

*	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the ninth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$90,000
Cash Surrender Value*	=	$89,950
Total of Adjusted Purchase Payments**	=	$80,000
5% Premium Roll-Up Value***	=	$116,000
The Death Benefit Amount would therefore	=	$116,000

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”
**	Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.
***	The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT

If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:

•	If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.

•	If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:

Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB amount, calculated as follows:

Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner’s 70th birthday and death occurs in year 9.

The Death Benefit Amount will be the greatest of:

Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$85,185
The Death Benefit Amount would therefore	=	$115,000

- PLUS -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”
**	Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT

If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:

•	If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.

•	If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
75% of the above amount	=	$26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$26,250

The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT

If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:

•	If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•	If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $145,000. Assume death occurs in Account Year 9. In addition, this Contract was issued prior to the owner’s 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

- PLUS -

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$15,750

The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier with MAV amount = $145,000 + $15,750 = $160,750.

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT

If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:

•	If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.

•	If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”

Example:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $145,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 9. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$145,000
The Death Benefit Amount would therefore	=	$145,000

- PLUS -

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $145,000 + $15,750 = $160,750.

*	Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX D - CALCULATION FOR PURCHASE PAYMENT INTEREST

Example 1:

If you select Option A, the 2% Five-Year Anniversary Interest Option, we will credit your Contract with 2% of each Purchase Payment received during the first Account Year. In addition, on each Fifth-Year Anniversary, we will add to your Contract a credit equal to 2% of your Account Value at that time. For the example below, assume an initial Purchase Payment of $100,000 is made on the Issue Date. The values shown in the last column (“Prior Year Anniversary Account before Purchase Payment Interest is added”) are assumptions used to illustrate fluctuations in investment performance of the underlying funds.

Account Year		Purchase Payments	Purchase Payment Interest	Prior Year Anniversary Account Value before Purchase Payment Interest is added
(a)	1	$100,000	$2,000	0
(b)	1	$20,000	$400	0
	2	0	0	$123,500
	3	0	0	$117,325
	4	0	0	$131,404
(c)	5	$40,000	0	$157,685
(d)	6	0	$4,200	$210,000
	7	0	0	$191,299
	8	0	0	$185,104
	9	0	0	$170,104
	10	0	0	$167,430
(e)	11	0	$3,500	$175,000

(a)	Initial Purchase Payment of $100,000 will result in a 2% Purchase Payment Interest credit of $2,000 (0.02 x $100,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

(b)	An additional Purchase Payment of $20,000 in the first Account Year will result in a 2% Purchase Payment Interest credit of $400 (0.02 x $20,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

(c)	An additional Purchase Payment of $40,000 in the fifth Account Year does not result in any Purchase Payment Interest , because the Payment did not occur during the first Account Year. Suppose the additional Purchase Payment of $40,000 is allocated to a Guarantee Period and subsequent transfers from the Guarantee Period are allocated to two variable Sub-Accounts equally.

(d)	At the end of Account Year 5, suppose the Account Value had increased to $210,000 due to positive investment performance of the underlying Funds. (The Account Value in the DCA program is $10,000 and the Variable Account Value is $200,000, which represents $102,000 in Sub-Account A and $98,000 Sub-Account B.) On the Fifth-Year Anniversary (i.e., at the end of year 5), a credit of $4,200 (0.02 x $210,000) is added to each Sub-Account in the same proportion as each Sub-Account is invested in the total Variable Account Value and is reflected at the beginning of Account Year 6 in the table above. Because 51% of the Variable Account Value (i.e., $102,000 ÷ $200,000) is invested in Sub-Account A, that same percentage of the Purchase Payment Interest (i.e., 0.51 x $4,200 = $2,142) is added to Sub-Account A. Likewise, because 49% of the total Variable Account Value ($98,000 ÷ $200,000) is invested in Sub-Account B, that same percentage of the Purchase Payment Interest (i.e., 0.49 x $4,200 = $2,058) is added to Sub-Account B.

(e)	At the end of Account Year 10, a Fifth-Year Anniversary, suppose the Account Value is $175,000 ($0 in the DCA program, $91,000 in Sub-Account A, and $84,000 in Sub-Account B) due to the investment performance of the underlying Funds. On the tenth Account Anniversary (i.e., at the end of year 10), a credit of $3,500 (0.02 x $175,000) is added to the variable Sub Accounts and is reflected at the beginning of Account Year 11 in the table above. $1,820 (0.52 x $3,500) is added to Sub-Account A and $1,680 (0.48 x $3,500) is added to Sub-Account B.

This 2% Purchase Payment Interest credit will be added on each Fifth-Year Anniversary thereafter (i.e., at the end of 5th, 10th, 15th, etc. Account Years) based on the Account Value at that time.

Option A will generally result in higher Purchase Payment Interest if you plan to hold your Contract for a longer period of time (e.g., 10 years or more).

Example 2: Option B

If you select Option B, the 5% Interest Option, we will add to your Contract a credit equal to 5% of each Purchase Payment. For the example below, assume an initial Purchase Payment of $100,000 is made on the Issue Date.

Account Year		Purchase Payments	Purchase Payment Interest
(a)	1	$100,000	$5,000
(b)	1	$20,000	$1,000
	2	0	0
	3	0	0
(c)	4	$40,000	$2,000
	5	0	0
	6	0	0
	7	0	0
	8	0	0
	9	0	0
	10	0	0
	11	0	0

(a)	An Initial Purchase Payment of $100,000 will result in a 5% Purchase Payment Interest credit of $5,000 (0.05 x $100,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

(b)	An additional Purchase Payment of $20,000 in the first Account Year will result in a Purchase Payment Interest credit of $1,000 (0.05% x $20,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

(c)	Suppose an additional Purchase Payment of $40,000 is made in the fourth Account Year. This Purchase Payment will result in a credit of $2,000 (0.05 x $40,000). The Purchase Payment Interest is allocated to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated.

Option B will generally result in higher Purchase Payment Interest if you only plan to hold your Contract for a shorter period of time (e.g., less than 10 years).

Note that if you purchased your Contract between August 24, 2008, and August 17, 2009, Option B credited interest at a rate of 6% of each Purchase Payment.

Note that if you purchased your Contract between July 24, 2006, and August 23, 2008, Option B credited interest at a rate of 5% of each Purchase Payment.

Prior to July 24, 2006, Option B credited interest at various rates, depending upon the size of your Net Purchase Payments, as shown in the following scale:

Net Purchase Payments less than $100,000.00 received	3%
Net Purchase Payments between $100,000.00 through $499,999.99 received	4%
Net Purchase Payments greater than or equal to $500,000.00 received	5%

Prior to July 24, 2006, if you chose Option B, an additional credit may have been paid at the end of your first Account Anniversary. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to

$100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

APPENDIX E - CALCULATION OF FREE WITHDRAWAL AMOUNT

In the first Account Year, your free withdrawal amount is equal to 10% of all Purchase Payments you have made less any withdrawals previously taken that were not subject to withdrawal charges. For all other Account Years, the free withdrawal amount is equal to the greater of:

(1) - Contract earnings during the prior Account Year minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges; and

(2) - 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year, minus all withdrawals taken during the current Account Year that were not subject to withdrawal charges.

For Example 1 below, assume an initial Purchase Payment of $100,000 is made on the Issue Date and Purchase Payment Interest Option A (2% Five-Year Anniversary Interest Option) is chosen.

Example 1:

Account Year		Purchase Payments	Purchase Payment Interest	Prior Anniversary Account Value	Prior Account Year Earnings (#1 Above)	10% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Cumulative Withdrawals this Year not Subject to Withdrawal Charges	Remaining Free Withdrawal Amount after Withdrawal
	1	$100,000	$2,000	0	0	$10,000	$10,000	0	0	$10,000
(a)	1	$20,000	$400	0	0	$12,000	$12,000	0	0	$12,000
(b)	2	0	0	$133,200	$13,200	$12,000	$13,200	0	0	$13,200
	3	0	0	$146,520	$13,320	$12,000	$13,320	0	0	$13,320
	4	0	0	$160,000	$13,480	$12,000	$13,480	0	0	$13,480
(c)	5	0	0	$173,000	$13,000	$12,000	$13,000	$13,000	$13,000	0
(d)	5	$40,000	0	$173,000	0	$3,000	$3,000	0	$13,000	$3,000
	5	0	0	$173,000	0	$3,000	$3,000	0	$13,000	$3,000
(e)	6	0	0	$210,000	$10,000	$16,000	$16,000	0	0	$16,000
(f)	6	0	$4,200	$214,200	$14,200	$16,000	$16,000	0	0	$16,000
	7	0	0	$216,342	$2,142	$16,000	$16,000	0	0	$16,000
(g)	8	0	0	$219,587	$3,245	$4,000	$4,000	0	0	$4,000
(h)	8	$20,000	0	$219,587	$3,245	$6,000	$6,000	0	0	$6,000
(i)	8	0	0	$219,587	$3,245	$6,000	$6,000	$6,000	$6,000	0

(a)	A $20,000 additional Purchase Payment was made during Account Year 1, an additional credit (Purchase Payment Interest) of $400 (0.02 x $20,000) was immediately credited to the Account Value on the date the Purchase Payment was made.

(b)	In Account Year 2, the prior Account Year earnings equal $13,200 ($133,200 - $120,000). (This amount includes any Purchase Payment Interest credited in Account Year 1.) These earnings are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000).

(c)	At the beginning of Account Year 5, a request for the entire free withdrawal amount is made. The prior Account Year earnings of $13,000 are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000) and, therefore, $13,000 is withdrawn from the Account and the remaining free withdrawal amount is reduced to $0.

(d)	Later in Account Year 5, an additional Purchase Payment of $40,000 is made and the free withdrawal amount is immediately recalculated. (No Purchase Payment Interest is credited at that time because the Purchase Payment was made after the first Account Year.) Because the prior Account Year earnings were withdrawn, those earnings equal $0 and are less than 10% of Purchase Payments. As a result, the new free withdrawal amount is $3,000 ([0.10 x ($100,000 + $20,000 + $40,000)] - $13,000).

(e)	At the beginning of Account Year 6 (end of Account Year 5), the Account Value is $210,000.

(f)	At the beginning of Account Year 6, Purchase Payment Interest of $4,200 is credited based upon the Account Value at the end of Account Year 5 (0.02 x $210,000). (This is the first Fifth-Year Anniversary in which Purchase Payment Interest is credited based on the Account Value.) As a result, the Account Value is increased to $214,200 ($210,000 + $4,200).

(g)	At the beginning of Account Year 8, the free withdrawal amount is $4,000, which represents 10% of Purchase Payments made in the last seven Account Years (0.10 x $40,000). (Purchase Payments made in the last seven Account Years would include the $40,000 paid in Account Year 5, but would not include the $120,000 of Purchase Payments made in the first Account Year, because those Payments were made more than seven Account Years ago. In addition, no Purchase Payment Interest is credited in Account Year 8 because it is not a Fifth-Year Anniversary.) The $4,000 is greater than the prior Account Year Contract earnings of $3,245 ($219,587 - $216,342).

(h)	Later in Account Year 8, an additional Purchase Payment of $20,000 is made and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is $6,000 (0.10 x [$40,000 + $20,000]), which exceeds the prior Account Year Contract earnings ($3,245).

(i)	Subsequently, in Account Year 8, a withdrawal of $6,000 is taken which reduces the free withdrawal amount to $0.

For Example 2 below, assume an initial Purchase Payment of $100,000 is made on the Issue Date and Purchase Payment Interest Option B (5% Interest Option) is chosen.

Example 2:

Account Year		Purchase Payments	Purchase Payment Interest	Prior Anniversary Account Value	Prior Account Year Earnings (#1 Above)	10% of Purchase Payments (#2 Above)	Free Amount before Withdrawal	Amount of Withdrawals	Cumulative Withdrawals this Year not Subject to Withdrawal Charges	Remaining Free Withdrawal Amount after Withdrawal
	1	$100,000	$5,000	0	0	$10,000	$10,000	0	0	$10,000
	2	0	0	$115,500	$15,500	$10,000	$15,500	0	0	$15,500
(a)	3	$20,000	$1,000	$127,050	$11,550	$12,000	$12,000	0	0	$12,000
(b)	4	0	0	$161,755	$14,705	$12,000	$14,705	$14,705	$14,705	0
(c)	4	$40,000	$2,000	$161,755	0	$1,295	$1,295	0	$14,705	$1,295
	5	0	0	$188,921	$1,871	$16,000	$16,000	0	0	$16,000
	6	0	0	$179,474	0	$16,000	$16,000	0	0	$16,000
	7	0	0	$181,269	$1,795	$16,000	$16,000	0	0	$16,000
(d)	8	0	0	$184,894	$3,625	$6,000	$6,000	0	0	$6,000
(e)	8	$20,000	$1,000	$184,894	$3,625	$8,000	$8,000	0	0	$8,000
(f)	8	0	0	$184,894	$3,625	$8,000	$8,000	$8,000	$8,000	0

(a)	A $20,000 Purchase Payment was made during Account Year 3, an additional credit (Purchase Payment Interest) of $1,000 (0.05 x $20,000) was immediately credited to the Account Value on the date the Purchase Payment was made.

(b)	At the beginning of Account Year 4, a request for the entire free withdrawal amount is made. The prior Account Year earnings of $14,705 (including Purchase Payment Interest credited in Account Year 3) are greater than 10% of all Purchase Payments made in the last seven Account Years (0.10 x [$100,000 + $20,000] = $12,000) and, therefore, $14,705 is withdrawn from the Account and the remaining free withdrawal amount is reduced to $0.

(c)	Later in Account Year 4, an additional Purchase Payment of $40,000 and an additional credit (Purchase Payment Interest) of $2,000 (0.05 x $40,000) are made, and the free withdrawal amount is immediately recalculated. Because the prior Account Year earnings were withdrawn, the new free withdrawal amount is based on 10% of Purchase Payments and equals $1,295 ([0.10 x ($100,000 + $20,000 + $40,000)] - $14,705).

(d)	At the beginning of Account Year 8, the free withdrawal amount is $6,000, which represents 10% of Purchase Payments made in the last seven Account Years (0.10 x [$40,000 + $20,000]). (Purchase Payments made in the last seven Account Years would include the $20,000 paid in Account Year 3 and the $40,000 paid in Account Year 4, but would not include the $100,000 initial Purchase Payment because that Payment was made more than seven Account Years ago.) The $6,000 is greater than the prior Account Year Contract earnings of $3,625 ($184,894 - $181,269).

(e)	Later in Account Year 8, an additional Purchase Payment of $20,000 and an additional credit (Purchase Payment Interest) of $1,000 (0.05 x $20,000) are made, and the free withdrawal amount is immediately recalculated. The new free withdrawal amount is based on 10% of Purchase Payments and equals $8,000 (0.10 x [$20,000 + $40,000 + $20,000]), which exceeds the prior Account Year Contract earnings ($3,625).

(f)	Subsequently, in Account Year 8, a withdrawal of $8,000 is taken which reduces the free withdrawal amount to $0.

APPENDIX F - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on the cover page of the prospectus.

If you purchased your Contract before February 2, 2004, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

International/Global Equity Fund

MFS® Global Growth Portfolio, Service Class

Real Estate Equity Fund

MFS® Global Real Estate Portfolio, Initial Class

Multi- Sector Bond Fund

MFS® Strategic Income Portfolio, Service Class

Massachusetts Financial Services Company advises the MFS® Portfolios.

If you purchased your Contract before March 5, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Funds

Columbia Variable Portfolio - Large Cap Growth Fund Class 11,2

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class

MFS® Blended Research® Core Equity Portfolio, Service Class

Variable Portfolio - Loomis Sayles Growth Fund, Class 11,3

International/Global Equity Fund

MFS® Global Research Portfolio, Service Class

Small-Cap Equity Fund

Oppenheimer Main Street Small Cap Fund®/VA, Service Shares

[1]	Only available if you purchased your Contract through a Bank of America representative.
[2]	After the close of business April 29, 2016, Columbia Variable Portfolio - Large Cap Growth Fund II was merged into Columbia Variable Portfolio - Large Cap Growth Fund.
[3]	After the close of business April 29, 2016, Variable Portfolio - Loomis Sayles Growth Fund II was merged into Variable Portfolio - Loomis Sayles Growth Fund.

Columbia Management Investment Advisers, LLC, advises the Columbia Variable Portfolios (Variable Portfolio - Loomis Sayles Growth Fund sub-advised by Loomis, Sayles & Company). Massachusetts Financial Services Company advises the MFS® Portfolios. OFI Global Asset Management, Inc. advises Oppenheimer Main Street Small Cap Fund®/VA (sub-advised by OppenheimerFunds, Inc.).

If you purchased your Contract from a Bank of America representative before April 22, 2007, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Mid-Cap Equity Fund

Wanger Select2

Small-Cap Equity Funds

Wanger USA2

Columbia Variable Portfolio - Small Cap Value Fund, Class 2

[2]	These funds do not have different share classes.

Columbia Management Investment Advisers, LLC advises Columbia Variable Portfolio - Small Cap Value Fund. Columbia Wanger Asset Management, LLC advises Wanger USA and Wanger Select.

If you purchased your Contract before March 10, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

MFS® Value Series, Initial Class

International/Global Equity Fund

Templeton Foreign VIP Fund, Class 2

Emerging Markets Equity Fund

Templeton Developing Markets VIP Fund, Class 2

Mid-Cap Equity Fund

MFS® Mid Cap Value Portfolio, Initial Class

Short-Term Bond Fund

MFS® Limited Maturity Portfolio, Initial Class

Massachusetts Financial Services Company, advises the MFS® Portfolios and the MFS® Series. Templeton Asset Management Ltd. advises Templeton Developing Markets VIP Fund. Templeton Investment Counsel, LLC advises Templeton Foreign VIP Fund.

If you purchased your Contract before October 20, 2008, you may make subsequent Purchase Payments and transfers into the following investment options that were available for investment prior to that date:

Large-Cap Equity Fund

Oppenheimer Main Street Fund®/VA, Service Shares

International/Global Equity Fund

AB International Value Portfolio, Class B2

Target Date Fund

Fidelity® Freedom 2010 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)1

Intermediate-Term Bond Fund

PIMCO Total Return Portfolio, Administrative Class

Inflation-Protected Bond Fund

PIMCO Real Return Portfolio, Administrative Class

[1]	This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds.
[2]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

AllianceBernstein L.P. advises AB International Value Portfolio. FMR Co., Inc. advises Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV). Pacific Investment Management Company LLC advises the PIMCO Portfolios. OFI Global Asset Management, Inc. advises Oppenheimer Main Street Fund®/VA (sub-advised by OppenheimerFunds, Inc.).

If you purchased your Contract before February 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Franklin Founding Funds Allocation VIP Fund, Class 23

[3]	This is a Fund of Funds option and expenses of the Fund include the Fund level expenses of the underlying Funds as well. The Fund may be more expensive than Funds that do not invest in other Funds. Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

Franklin Templeton Services, LLC administers Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the fund: Franklin Advisers, Inc. advising Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund).

If you purchased your Contract before August 17, 2009, you may make subsequent Purchase Payments and transfers into the following investment option that was available for investment prior to that date:

Asset Allocation Fund

Oppenheimer Conservative Balanced Fund/VA, Service Shares

OFI Global Asset Management, Inc. advises Oppenheimer Conservative Balanced Fund/VA (sub-advised by OppenheimerFunds, Inc.).

APPENDIX G - SECURED RETURNS FOR LIFE

The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.

Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

We use the following definitions to describe how Secured Returns for Life works:

AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):	If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Funds at all times during the term of the GMAB Maturity Date. See “DESIGNATED FUNDS” in the Prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract’s Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.

•	Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

•	Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described under “Step-Up.”

Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:

•	you annuitize; or

•	under the provisions of Secured Returns for Life;

•	your benefit matures;

•	your benefit is revoked; or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.

Withdrawals Under Secured Returns for Life

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this

Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under . Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

•	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•	If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.

•	If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)	You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

(2)	You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:

•	annuitize your Contract;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation and Revocation of Secured Returns for Life

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)

Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 -10/01/11	100%
2	10/02/11 -10/01/12	100%
3	10/02/12 -10/01/13	85%
4	10/02/13 -10/01/14	85%
5	10/02/14 -10/01/15	85%
6	10/02/15 -10/01/16	70%
7	10/02/16 -10/01/17	70%
8	10/02/17 -10/01/18	70%
9	10/02/18 -10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.

•	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•	Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•	Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)].

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	On December 31, 2006, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

•	Your Account Value equals $130,000 [$80,000 + $50,000].

•	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base].

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•	Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.

•	Your Account Value equals zero.

•	Your GLB amount equals zero.

•	Your GLB Base equals zero because your GLB amount equals zero.

•	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.

You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•	On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

•	On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

•	On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

•	This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.

•	Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

•	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.

•	Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:

•	Your Account Value is zero.

•	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].

•	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.

•	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].

•	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].

•	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.

•	Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

•	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Funds, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

•	Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:

•	Your Account Value is $27,108.

•	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].

•	Your GLB Base is zero because your GLB amount is equal to zero.

•	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].

•	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•	Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•	Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].

•	Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

•	Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:

•	Your Account Value is $1,457 [$7,609 x (1 - 0.02) - $6,000].

•	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].

•	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die, or

(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

•	Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.

•	Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

•	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:

•	Your Account Value is $103,184.

•	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

•	Your Account Value is $103,184.

•	Your GLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

*	Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX H - SECURED RETURNS

The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.

Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.

To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Any time after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege.” If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the

WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)

If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 1: Low investment performance; no WB election.

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.

•	Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).

EXAMPLE 2: High investment performance; no WB election

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.

•	Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.

EXAMPLE 3: Low investment performance; WB election

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

•	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election

•	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

•	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

•	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

•	Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 5: Withdrawals under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

•	Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).

EXAMPLE 6: Withdrawals under the WB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

•	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

•	Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•	Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

•	Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).

EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

•	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

•	Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

•	Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).

EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan

•	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

•	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

•	Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•	Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

•	Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX I - SECURED RETURNS 2

The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit,” “Secured Returns 2,” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.

Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Any time after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the Prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this

Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.

Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.

If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:

(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)

If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

•	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

EXAMPLE 2: Low investment performance; no WB election; step-up elected.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•	Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

•	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 3: High investment performance; no WB election; refund applies.

•	Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

•	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

•	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

EXAMPLE 4: Low investment performance; WB election.

•	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•	On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

•	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

•	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.

EXAMPLE 5: High investment performance; WB election; step-up elected.

•	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

•	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

•	On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

•	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

•	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

•	Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.

•	Assume that you did not elect the WB plan at any time.

•	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

•	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

•	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.

•	Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

•	Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

•	Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

•	Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.

•	Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

•	Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

•	Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

•	On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

•	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

•	Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.

EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.

•	Assume that you did not elect the WB Plan at any time.

•	On June 1, 2010, you make an additional $80,000 Purchase Payment.

•	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

•	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

•	On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 – (40,000 ÷ 240,000)].

•	Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

•	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.

•	Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

•	On June 1, 2011, you make an additional $80,000 Purchase Payment.

•	On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.

•	Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

•	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.

•	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).

•	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

•	On January 6, 2007, you make an additional Purchase Payment of $50,000.

•	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

•	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

•	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

•	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.

•	Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 – ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.

EXAMPLE 12: Calculation of explicit rider charges.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.

•	On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

•	On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

•	On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

•	This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX J - SECURED RETURNS FOR LIFE PLUS SM

The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.

Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)

In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”

We use the following definitions to describe how Secured Returns for Life Plus works:

AB Plan Maturity Date:	The date when the AB Plan matures. If you are younger than 85 on the Issue Date, your AB Plan Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your last step-up. (See “Step-Up.”) If you are 85 on the Issue Date, your AB Plan Maturity Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.

Bonus Base:	An amount that is equal to the initial Purchase Payment on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):	The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the RGLB amount on the date you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):	The minimum amount guaranteed if you elected the WB Plan. The RGLB amount equals the GLB amount plus any accrued bonus amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):	A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:	A value equal to the RGLB amount on the WB Plan election date, if you are age 60 or older on said date. A value equal to the RGLB amount on the Account Anniversary on or immediately following your 59th birthday, if you are less than age 60 on the WB Plan election date. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, bonus amounts, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:	The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Participant on the date of the first withdrawal under the WB Plan or most recent Step-Up Date. If your Contract is co-owned, the age of the oldest Participant will be used to determine the Maximum WB for Life Amount. (You should be aware that the Maximum WB for Life Amount is not a guaranteed amount. Certain actions you take could reduce the value of your Maximum WB for Life Amount to zero.)

You and Your:	Under this optional living benefit, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under the AB Plan” and “Death of Participant Under the WB Plan.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:

WB Plan	Guaranteed Minimum Withdrawal Benefit Plan

AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount

RGLB Amount	Remaining Guaranteed Living Benefit Amount

Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount

Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount

To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract’s Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit (“AB”) Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.

Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”

Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:

•	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

•	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.

For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.

Plus 5 Program

The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”).

However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:

•	Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.

•	Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.

After the addition of any bonus, your new GLB Base will be the greater of:

•	your GLB Base prior to the addition of the amount of any bonus, and

•	your RGLB amount after the addition of any applicable bonus.

If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime                 Income Base will be equal to the greater of:

•	your Lifetime Income Base prior to the addition of the bonus amount, and

•	the lesser of:

•	your RGLB amount after the addition of the bonus amount, and

•	your previous Lifetime Income Base plus the addition of any bonus amount.

While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.

Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.

Cost of Secured Returns for Life Plus

Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this

Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.

We will continue to deduct this charge until:

•	you annuitize or

•	under the provisions of Secured Returns for Life Plus:

•	your Benefit matures;

•	your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or

•	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)

Withdrawals Under Secured Returns for Life Plus

All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:

•	your previous RGLB amount, reduced by the amount of the withdrawal, and

•	your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:

•	your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Bonus Base will be the lesser of:

•	your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and

•	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:

•	your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and

•	the Account Value after the withdrawal.

Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:

•	A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.

•	If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.

•	If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)	You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2)	You (or your beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan

Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:

•	annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;

•	surrender your Contract;

•	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

•	receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

Cancellation of Secured Returns for Life Plus

Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated

Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.

Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.

Revocation of Secured Returns for Life Plus

Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.

Step-Up

On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB amount, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:

•	the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and

•	zero.

Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)

If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit (‘WB’) Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 - 10/01/16	100%
2	10/02/16 - 10/01/17	100%
3	10/02/17 - 10/01/18	85%
4	10/02/18 - 10/01/19	85%
5	10/02/19 - 10/01/20	85%
6	10/02/20 - 10/01/21	70%
7	10/02/21 - 10/01/22	70%
8	10/02/22 - 10/01/23	70%
9	10/02/23 - 10/01/24	60%
10	10/02/24 - 10/01/25	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.

Refund of Secured Returns for Life Plus Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.

Death of Participant Under the AB Plan

If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.

(1)	The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)	The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)	The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

•	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

•	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.

If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Death of Participant Under the WB Plan

If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:

(1)	The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)	The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.

If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.

•	Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.

•	Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.

EXAMPLE 3: Withdrawals under AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.

•	Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.

•	Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).

EXAMPLE 4: Step-up elected under AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up with the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•	Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.

•	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday

•	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:

•	Your Account Value is reduced by the amount of the withdrawal [$5,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:

•	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].

•	Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].

•	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)]

•	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.

•	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.

•	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.

•	On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after your first systematic withdrawal of $4,000:

•	Your Account Value is reduced by the amount of the withdrawal [$4,000].

•	Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000 - $4,000].

•	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:

•	Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

•	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]

•	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.

•	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]

•	Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

•	Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:

•	Your Account Value equals zero.

•	Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].

•	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.

•	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

•	Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

•	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.

EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.

•	Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:

•	Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].

•	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].

•	Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

•	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].

•	Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].

•	Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.

•	Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:

•	Your Account Value is $1,457.

•	Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].

•	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB Amount equals $73 [5% of your new GLB Base].

•	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].

•	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until you die or

(2)	withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 8: Step-up elected under WB Plan.

•	Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:

•	Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

•	Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.

•	On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:

•	Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.

•	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:

•	Your Account Value is $103,184.

•	Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].

•	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

•	Your Maximum WB Amount is $5,000 [5% of your GLB Base].

•	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.

•	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

•	Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.

Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:

•	Your Account Value is $103,184.

•	Your RGLB amount is $103,184.

•	Your GLB Base is $103,184.

•	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].

•	Your Lifetime Income Base is $103,184.

•	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

•	Your Bonus Base is $103,184.

*	Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.

EXAMPLE 9: WB election at issue; Withdrawals not taken immediately.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $110,000, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.

•	Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $165,000, and

(ii)	your new RGLB amount of $173,000.

Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650. Your LIB will now become the greater of:

(i)	your old LIB of $165,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $173,000, and

(b)	your old LIB of $165,000 plus the bonus amount of $8,000.

Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.

•	Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $104,750.

Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $104,750, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $109,750.

Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $109,750, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 12: WB election at issue; Excess Withdrawal taken.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:

(i)	your old RGLB amount of $105,000 minus the $6,000 withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new RGLB amount is $90,000. Your GLB Base will be reduced to the lesser of:

(i)	your old GLB Base of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500. Your Bonus Base will be reduced to the lesser of:

(i)	your old Bonus Base of $100,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new Bonus Base is $90,000. Your LIB will be reduced to the lesser of:

(i)	your old LIB of $105,000 minus the $750 excess withdrawal, and

(ii)	your Account Value of $90,000.

Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $90,000, and

(ii)	your new RGLB amount of $94,500.

Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725. Your LIB will now become the greater of:

(i)	your old LIB of $90,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $94,500, and

(b)	your old LIB of $90,000 plus the bonus amount of $4,500.

Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $94,500, and

(ii)	your new RGLB amount of $99,000.

Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950. Your LIB will now become the greater of:

(i)	your old LIB of $94,500, and

(ii)	the lesser of:

(a)	your new RGLB amount of $99,000, and

(b)	your old LIB of $94,500 plus the bonus amount of $4,500.

Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.

•	Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

•	Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $100,000, and

(ii)	your new RGLB amount of $105,000.

Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:

(i)	your old LIB of $100,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $105,000, and

(b)	your old LIB of $100,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $105,000, and

(ii)	your new RGLB amount of $110,000.

Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:

(i)	your old LIB of $105,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $110,000, and

(b)	your old LIB of $105,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $110,000, and

(ii)	your new RGLB amount of $115,000.

Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750. Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $115,000, and

(b)	your old LIB of $110,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.

•	Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $118,000, and

(ii)	your new RGLB amount of $123,900.

Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195. Your LIB will now become the greater of:

(i)	your old LIB of $118,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $123,900, and

(b)	your old LIB of $118,000 plus the bonus amount of $5,900.

Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.

•	Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $115,000, and

(ii)	your new RGLB amount of $120,000.

Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000. Your LIB will now become the greater of:

(i)	your old LIB of $115,000, and

(ii)	the lesser of:

(a)	your new RGLB amount of $120,000, and

(b)	your old LIB of $115,000 plus the bonus amount of $5,000.

Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•

Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.

•	Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn.

Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750

•	Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $96,250, and

(ii)	your new RGLB amount of $100,625.

Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031. Your LIB will now become the greater of:

(i)	your old LIB of $96,250, and

(ii)	the lesser of:

(a)	your new RGLB amount of $100,625, and

(b)	your old LIB of $96,250 plus the bonus amount of $4,375.

Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

•	Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.

•	Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•	Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $123,900, and

(ii)	your new RGLB amount of $129,800.

Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490. Your LIB will now become the greater of:

(i)	your old LIB of $123,900, and

(ii)	the lesser of:

(a)	your new RGLB amount of $129,800, and

(b)	your old LIB of $123,900 plus the bonus amount of $5,900.

Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.

•	Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.

EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.

•	Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.

•	Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.

•	Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:

(i)	your old GLB Base of $120,600, and

(ii)	your new RGLB amount of $126,200.

Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310. Your LIB will now become the greater of:

(i)	your old LIB of $120,600, and

(ii)	the lesser of:

(a)	your new RGLB amount of $126,200, and

(b)	your old LIB of $120,600 plus the bonus amount of $5,600.

Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•	Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.

•	Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.

EXAMPLE 18: Calculation of Explicit Rider Charges.

•	Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

•	On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).

•	On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).

•	On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).

•	This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.

EXAMPLE 19: One Year Step-up elected under AB Plan.

•	Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.

•	Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.

•	Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX K -

RETIREMENT INCOME ESCALATORSM

The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.

RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:

RIE Coverage Date:	Your Issue Date if you are at least age 59 1⁄2 at issue; otherwise, the first Account Anniversary after you attain age 59 1⁄2.

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).

RIE Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:	The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE”).

You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE with Single-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.

RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.

If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	decreased following any withdrawals you take prior to your RIE Coverage Date;

•	decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE”; and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:

Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE Works

Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”

Here is an example of how RIE works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 1⁄2 prior to your Issue Date, your RIE Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal Benefit Base, as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE

Withdrawals After the RIE Coverage Date

Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new Bonus Base	=	A x	(	C	)
D - E

Your new Withdrawal Benefit Base	=	B x	(	C	)
D - E

Where:

	A	=	Your Bonus Base immediately prior to the excess withdrawal.

	B	=	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.

	C	=	Your Account Value immediately after the excess withdrawal.

	D	=	Your Account Value immediately prior to the excess withdrawal.

	E	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 - 6,000
				121,000 - (8,000 -4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal Benefit Base	=	160,000	x	121,000 - 6,000
				121,000 - (8,000 - 4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265

Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)

Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulas:

Your new Bonus Base	=	W x	(	Y	)
Z

Your new Withdrawal Benefit Base	=	X x	(	Y	)
Z

Where:

	W	=	Your Bonus Base immediately prior to the early withdrawal.

	X	=	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

	Y	=	Your Account Value immediately after the early withdrawal.

	Z	=	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59 1⁄2). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59 1⁄2), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$107,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$0	0
4	$125,000	$133,750	$125,000	$0	0
5	$125,000	$142,500	$125,000	$0	0
6	$125,000	$151,250	$125,000	$0	0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	125,000	x	125,000 - 10,000
				125,000

	=	125,000	x	115,000
				125,000

	=	125,000	x	0.92000

	=	115,000

Your new Withdrawal Benefit Base	=	160,000	x	125,000 - 10,000
				125,000

	=	160,000	x	115,000
				125,000

	=	160,000	x	0.92000

	=	147,200

Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your RIE, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE

If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).

Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.

•	If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.

The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.

We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.

We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.

Step-Up Under RIE

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:

•	Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.

Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached)

If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.

•	If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.

After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0

Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage

On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.

If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59 1⁄2 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 1⁄2 if the younger spouse is less than age 59 1⁄2 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59 1⁄2 - 69	5%
70 - 79	6%
80 - or older	7%

Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE

Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” RIE will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.

Death of Participant Under RIE with Single-Life Coverage

If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and

•	the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.

Death of Participant Under RIE with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);

•	if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;

•	if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE

Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

APPENDIX L - Income ON Demand®

The optional living benefit known as Income ON Demand (“Income ON Demand,” “Benefit,” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.

To describe how Income ON Demand works, we use the following definitions:

Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.

Stored Income Balance:	The amount you may withdraw at any time after age 59 1⁄2 without reducing the Benefit.

Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).
You and Your:	The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.

Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59 1⁄2, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”

In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”

To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	decreased following any withdrawals you take prior to becoming age 59 1⁄2;

•	decreased following any withdrawals you take after becoming age 59 1⁄2, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;

•	increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;

•	increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works;” and

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

Determining Your Stored Income Balance

On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:

•	increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,

•	increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,

•	decreases by the amount of any withdrawals you take, and

•	decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).

How Income ON Demand Works

Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59 1⁄2 without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand “ and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.

Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59 1⁄2 without affecting your Income Benefit Base. If, at any time after age 59 1⁄2 and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn, and

•	the withdrawal will not be subject to surrender charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of Stored Income Balance used will be added to your Income Benefit Base; and

•	your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.

After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.

Here is an example of how Income ON Demand works.

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$5,000	g	$ 5,000
2	$5,000	g	$10,000
3	$5,000	g	$15,000
4	$5,000	g	$20,000
5	$5,000	g	$25,000
6	$5,000	g	$30,000
7	$5,000	g	$35,000
8	$5,000	g	$40,000
9	$5,000	g	$45,000
10	$5,000	g	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to $150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
11	$7,500	g	$ 7,500
12	$7,500	g	$15,000
13	$7,500	g	$22,500
14	$7,500	g	$30,000
15	$7,500	g	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	g	$5,000
12	$5,000	g	$10,000
13	$5,000	g	$15,000
14	$5,000	g	$20,000
15	$5,000	g	$25,000

Withdrawals Under Income ON Demand

Withdrawals After Age 59 1⁄2

Starting at age 59 1⁄2, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59 1⁄2 are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract,

•	your Stored Income Balance, or

•	your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	g	$25,000
12	$5,000	g	$30,000
13	$5,000	g	$35,000
14	$5,000	g	$40,000
15	$5,000	g	$45,000

Excess Withdrawals

If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.

Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 - $60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base). Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$3,000	g	$3,000
12	$3,000	g	$6,000
13	$3,000	g	$9,000
14	$3,000	g	$12,000
15	$3,000	g	$15,000

Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:

Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is $80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] and (b) your Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$1,000	g	$1,000
12	$1,000	g	$2,000
13	$1,000	g	$3,000
14	$1,000	g	$4,000
15	$1,000	g	$5,000

Withdrawals Prior to Age 59 1⁄2 (Early Withdrawals)

All withdrawals taken before age 59 1⁄2, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:

•	the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and

•	the Account Value after the withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, withdrawals prior to age 59 1⁄2 will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

Year	Income Benefit Base	Annual Income Amount		Stored Income Balance
	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
1	$100,000	$0	g	$0
2	$100,000	$0	g	$0
3	$80,000	$0	g	$0
4	$80,000	$0	g	$0
5	$80,000	$0	g	$0
6	$80,000	$4,000	g	$4,000
7	$80,000	$4,000	g	$8,000
8	$80,000	$4,000	g	$12,000
9	$80,000	$4,000	g	$16,000
10	$80,000	$4,000	g	$20,000

In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	taking a lump sum withdrawal of your remaining Stored Income Balance,

(b)	using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or

(c)	using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of Income ON Demand

If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).

Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.

•	If you make a withdrawal prior to age 59 1⁄2 or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.

The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.

We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.

Tenth-Year Credit

If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.

Step-Up Under Income ON Demand

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Joint-Life Coverage

On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains

(or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59 1⁄2, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of Income ON Demand

Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” Income ON Demand will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel Income ON Demand.

Death of Participant Under Income ON Demand with Single-Life Coverage

If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under Income ON Demand with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.

If you purchased joint life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under Income ON Demand

Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.

For further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the Prospectus to which this Appendix is attached.

APPENDIX M - Income ON Demand® II

The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.

To describe how IOD II works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.

IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;

•	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).

How IOD II Works

Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.

Withdrawals Under IOD II

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II, any withdrawal before age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II

If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.

In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”

The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.

We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.

Step-Up Under IOD II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Here are examples of how step-up works under a few different circumstances:

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000

Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)

Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)

Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0

Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1) Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	=	$108,000

(2) Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000 $99,000 - $5,000)	=	$67,787

The total adjustment	=	$113,000	-	$67,787	=	$45,213

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II

Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II.

Death of Participant Under IOD II with Single-Life Coverage

If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new percentage rate used to calculate the IOD II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II

Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)	(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX N - Income ON Demand® II Plus

The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.

Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:

Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount (or your Required Minimum Distribution Amount, if greater) while in the IOD II Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.

IOD II Plus Bonus Base:	The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:	A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus, (described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.

Stored Income Period:	A period beginning on the latest of your first Account Anniversary, the end of your IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.

IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.

You may choose to end the current Bonus Period at any time as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Service Address.

After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.

If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;

•	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).

How IOD II Plus Works

During the IOD II Plus Bonus Period

During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.

During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

During the Stored Income Period

During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400

During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555 (5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus

Withdrawals After Your First Withdrawal Date

Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Excess Withdrawals

An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - AIA

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV - AIA

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AIA	=	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 - $50,000)	=	$62,551
$90,000 - $17,100

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:

Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV

If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	BB	=	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.

If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.

If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Plus

If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - AIA

If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AIA	=	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:

Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1 and 2), the Fee Base is set equal to your Income Benefit Base. During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000) plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700

Assume, instead, that in your fourth Account Year you take an $11,400 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below. In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance ($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.

In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.

We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.

Step-Up Under IOD II Plus

You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.

•	If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.

At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.

Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Stored Income Balance at end of fourth quarter	n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Stored Income Balance at end of fourth quarter	n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1) Reduce the end of First Quarter Account Value by the Annual Income Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000	=	$108,000

(2) Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000) $99,000 - $5,000)	=	$67,787

The total adjustment	=	$113,000	-	$67,787	=	$45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000, and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000
Stored Income Balance at end of fourth quarter		$5,650

Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.

On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period

Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Plus

Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” IOD II Plus will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Plus will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Plus.

Death of Participant Under IOD II Plus with Single-Life Coverage

If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Plus Rider on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

•	the new Account Value will be the greater of the Stored Income Balance, if any, on the original Contract or the Death Benefit;

•	the new percentage rate used to calculate the IOD II Plus Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Plus Fee;

•	the new Income Benefit Base and your new IOD II Plus Bonus Base will each be equal to the Account Value after any Death Benefit has been credited; and

•	the new IOD II Plus Bonus Period begins.

Death of Participant Under IOD II Plus with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance, if any, will remain unchanged;

•	the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and

•	the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Plus, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Plus

Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)	(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX O - RETIREMENT INCOME ESCALATORSM II

The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)

RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:

Annual Withdrawal Amount:	The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.

Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).

Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

RIE II Bonus Base:	The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:	A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary. If you “step up” RIE II (described below) during the RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under RIE II with Single-Life Coverage” and “Death of Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.

RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.

In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.

If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

Determining Your Withdrawal Benefit Base

On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:

•	increased by any applicable bonuses;

•	increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date.

•	decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount

Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage

depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.

How RIE II Works

Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.

If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.

Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit Base, as shown in the following table:

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000

Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438

There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.

The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II

Withdrawals After the RIE II Coverage Date

Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and

•	your Annual Withdrawal Amount.

The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:

•	your free withdrawal amount permitted under this Contract,

•	your Required Minimum Distribution Amount, or

•	your Annual Withdrawal Amount.

If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals

If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV - AWA

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

	AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.

You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:

Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV

Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV

Where:

	BB	=	Your RIE II Bonus Base immediately prior to the Early Withdrawal.

	WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000

	=	$125,000	x	$115,000
				$125,000

	=	$125,000	x	0.92000

	=	$115,000

Your new Withdrawal Benefit Base	=	$160,000	x	$125,000 - $10,000
				$125,000

	=	$160,000	x	$115,000
				$125,000

	=	$160,000	x	0.92000

	=	$147,200

Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59 1⁄2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE II, will end.

If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.

Cost of RIE II

If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:

•	you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and

•	you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.

•	If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.

However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.

We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.

If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000

Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000

Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000

Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000

Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.

On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1) Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000	=	$108,000

(2) Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	=	$67,787
				$99,000 - $5,000

The total adjustment	=	$113,000	-	$67,787	=	$45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.

Joint-Life Coverage

On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect.

Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:

Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of RIE II

Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

RIE II will also be cancelled for any of the following:

•	upon a termination of the Contract;
•	upon annuitization*; or
•	your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

A change of ownership of the Contract may also cancel your benefits under RIE II.

Death of Participant Under RIE II with Single-Life Coverage

If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE II on the original Contract (assuming that your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:

•	the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount;

•	the new percentage rate used to calculate the RIE II Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the RIE II Fee;

•	the new Withdrawal Benefit Base and the new RIE II Bonus Base will each be equal to the Account Value after any Death Benefit has been credited;

•	the new Lifetime Withdrawal Percentage will be based on the age of the surviving spouse; and

•	a new RIE II Bonus Period begins.

Death of Participant Under RIE II with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;

•	the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);

•	if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;

•	if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and

•	the RIE II Bonus Period will continue unchanged from the original contract.

At the death of the surviving spouse, the Contract, including RIE II, will terminate.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II

Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value,

(2)	annuitize your Account Value under one of the then currently available Annuity Options, or

(3)	annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX P - Income ON Demand® II Escalator

The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.

If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)

To describe how IOD II Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.

IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future. If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;

•	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).

How IOD II Escalator Works

Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.

Withdrawals Under IOD II Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD II Escalator

If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).

If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:

•	you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and

•	you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).

If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year unless otherwise shown.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.

In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.

We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.

Step-Up Under IOD II Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000

Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.

If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)

Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)

Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0

Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.

On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1) Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	–	$5,000	=	$108,000

(2) Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000 $99,000 - $5,000)	=	$67,787
The total adjustment	=	$113,000	–	$67,787	=	$45,213

All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II

Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.

The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:

Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.

Cancellation of IOD II Escalator

Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD II Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD II Escalator.

Death of Participant Under IOD II Escalator with Single-Life Coverage

If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD II Escalator on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new percentage rate used to calculate the IOD II Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD II Escalator Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

•	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

•	the new Stored Income Balance will be reset to zero.

Death of Participant Under IOD II Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);

•	if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates. If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD II Escalator

Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)	(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX Q - RETIREMENT ASSET PROTECTORSM

The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.

If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.

To describe how Retirement Asset Protector works, we use the following definitions:

Retirement Asset Protector Benefit Base:	An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under “Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:	The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset Protector.”) If you are 85 on the Issue Date, your GMAB Maturity Date is your Maximum Annuity Commencement Date.

You and Your:	Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant as described under “Death of Participant Under Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Retirement Asset Protector guarantees a return of the greater of:

•	the excess of your Retirement Asset Protector Benefit Base over your Account Value or

•	your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),

regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.

If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

Cost of Retirement Asset Protector

If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.

If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.

Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:

•	If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.

•	If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.

The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.

We will continue to deduct the Retirement Asset Protector Fee until:

•	you annuitize your Contract;

•	Retirement Asset Protector matures on the GMAB Maturity Date;

•	your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or

•	your Account Value is reduced to zero.

How Retirement Asset Protector Works

On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:

(a)	any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and

(b)	the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.

We determine the value of (b) in two steps.

(1)	As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.

(2)	We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.

In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:

•	Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.

•	Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•	Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 - $135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date ($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

•	Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is $155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector

All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:

Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal

You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of how we handle withdrawals under Retirement Asset Protector:

•	Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of $10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

•	Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.

•	Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) + ($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector

On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)

If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in good order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:

•	your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and

•	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Delaware Life or its affiliates.

Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.

Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:

•	any excess of your Retirement Asset Protector Benefit Base over your Account Value, or

•	the total amount of fees you paid for Retirement Asset Protector.

•	Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase Payment amount of $100,000.

•	Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

•	Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

•	Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $10,000 ($118,000 - $108,000). Your total Retirement Asset Protector Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35% ÷ 4)]. Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40) x (0.75% ÷ 4)].

In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.

We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.

Cancellation of Retirement Asset Protector

You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel the Benefit.

Death of Participant Under Retirement Asset Protector

If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan’s Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX R - Income ON Demand® III Escalator

The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:

Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.

Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.

Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).

Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).

First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.

Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.

Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.

Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.

Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.

You and Your:	The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described in this Appendix under the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.

IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.

If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.

If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

Determining Your Income Benefit Base

On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;

•	increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;

•	increased by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and

•	decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Income Amount

Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.

Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”

Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator” in this Appendix) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.

Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance

At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:

•	increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;

•	increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;

•	decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;

•	decreased to $0 if you take an Excess Withdrawal;

•	decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and

•	decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).

How IOD III Escalator Works

Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.

Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:

•	your Stored Income Balance will be decreased by the amount withdrawn; and

•	the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:

•	your Stored Income Balance will be decreased by the amount used;

•	the amount of your Stored Income Balance used will be added to your Income Benefit Base; and

•	your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000

During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator”. Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator

Withdrawals After Your First Withdrawal Date

Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.

Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:

•	the free withdrawal amount permitted under your Contract;

•	your Stored Income Balance; or

•	your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).

Excess Withdrawals

If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.

	WD	=	The amount of the Excess Withdrawal.

	SB	=	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of $50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231

Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

Early Withdrawals

All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:

Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV

Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV

Where:

	IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

	SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.

	WD	=	The amount of the Early Withdrawal.

	AV	=	Your Account Value immediately prior to the Early Withdrawal.

Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.

In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.

In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value

If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.

If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:

(a)	withdrawing your remaining Stored Income Balance;

(b)	applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)	using a combination of (a) and (b).

Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.

Cost of IOD III Escalator

If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.

During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.

If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:

Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV

Where:

	Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.

	WD	=	The amount of the Early/Excess Withdrawal.

	SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.

	AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.

Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.

Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Contract Year to equal your Income Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Contract Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

Year	Income Benefit Base	Annual Income Amount	Stored Income Balance			Fee Base
			Beginning of year	Withdrawal Amount	End of year
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000

On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.

Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:

•	If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.

•	If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.

In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”

The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in this Appendix.

Step-Up Under IOD III Escalator

Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:

•	Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

•	Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.

•	If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.

•	If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.

At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base ($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base ($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0

Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:

Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*	If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”

The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.

Joint-Life Coverage

On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your

Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.

Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.

Cancellation of IOD III Escalator

Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:

•	if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

•	if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

IOD III Escalator will also be cancelled for any of the following:

•	upon a termination of the Contract;

•	upon annuitization*; or

•	your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*	Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” in the prospectus to which this Appendix is attached.

A change of ownership may also cancel your benefits under IOD III Escalator.

Death of Participant Under IOD III Escalator with Single-Life Coverage

If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole primary Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new IOD III Escalator benefit on the original Contract (assuming your surviving spouse meets certain eligibility requirements). If your surviving spouse makes such election, all of the following occur:

•	the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;

•	the new percentage rate used to calculate the IOD III Escalator Fee will be set by us based on market conditions at the time and may be higher than the current percentage rate used to calculate the IOD III Escalator Fee;

•	the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited;

•	the new Lifetime Income Percentage will be based on the age of the surviving spouse; and

•	the new Stored Income Balance will be reset to zero.

Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Participant Under IOD III Escalator with Joint-Life Coverage

If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:

•	the new Account Value will be equal to the Death Benefit;

•	the Stored Income Balance will remain unchanged;

•	the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);

•	if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);

•	if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

•	on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and

•	the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.

At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.

If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under IOD III Escalator

Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:

(1)	surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);

(2)	annuitize your Account Value under one of the Annuity Options available on that date; or

(3)	(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.

If you make no election, we will default your choice to option 3.

If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions

Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:

•	you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year you attain age 70 1⁄2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

•	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “TAX PROVISIONS - Impact of Optional Death Benefits and Optional Living Benefits” in the prospectus to which this Appendix is attached.

APPENDIX S - BUILD YOUR OWN PORTFOLIO

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “BUILD YOUR OWN PORTFOLIO” in the Prospectus. Briefly, if you comply with this program, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. For Contracts with the Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation- Adjusted Bond Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Putnam VT Absolute Return 500 Fund	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
		MFS® Growth Allocation Portfolio	Catalyst Dividend Capture VA Fund[1]	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund
		BlackRock Global Allocation V.I. Fund	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA
			JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Select International Equity Fund
			Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series

Fixed Income Funds	Core Retirement Strategies Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
Variable Portfolio - Loomis Sayles Growth Fund
Columbia Variable Portfolio - Large Cap Growth Fund
Catalyst Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO Global Dividend Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For all Contracts purchased on or after August 17, 2009 and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	MFS® Conservative Allocation Portfolio	Catalyst Dividend Capture VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA	Templeton Global Bond VIP Fund
	MFS® Growth Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Select International Equity Fund
	BlackRock Global Allocation V.I. Fund	Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	PIMCO Global Multi-Asset Managed Allocation Portfolio		MFS® International Growth Portfolio
	MFS® Global Tactical Allocation Portfolio		MFS® Growth Series
	AB Dynamic Asset Allocation Portfolio		Variable Portfolio - Loomis Sayles Growth Fund
	Putnam VT Absolute Return 500 Fund		Columbia Variable Portfolio - Large Cap Growth Fund
Catalyst Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO Global Dividend Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Oppenheimer Conservative Balanced Fund/VA	MFS® Utilities Series	MFS® International Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Invesco V.I. Equity and Income Fund	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Catalyst Dividend Capture VA Fund[1]	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	Oppenheimer Global Fund/VA	Templeton Global Bond VIP Fund
	MFS® Conservative Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Columbia Variable Portfolio - Select International Equity Fund
	MFS® Growth Allocation Portfolio	Putnam VT Equity Income Fund	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	BlackRock Global Allocation V.I. Fund		MFS® International Growth Portfolio
	PIMCO Global Multi-Asset Managed Allocation Portfolio		MFS® Growth Series
	MFS® Global Tactical Allocation Portfolio		Variable Portfolio - Loomis Sayles Growth Fund
	AB Dynamic Asset Allocation Portfolio		Columbia Variable Portfolio - Large Cap Growth Fund
	Putnam VT Absolute Return 500 Fund		Catalyst Insider Buying VA Fund[1]
MFS® Mid Cap Growth Series

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio
Invesco V.I. American Value Fund
AB International Growth Portfolio
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Small/Mid Cap Value Portfolio
Invesco V.I. International Growth Fund
PIMCO Global Dividend Portfolio
Universal Institutional Funds Inc. - Growth Portfolio

[1]	Only available if you purchased your Contract through a Huntington Bank representative.

For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
PIMCO Total Return Portfolio[7]	AB Balanced Wealth Strategy Portfolio[8]	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Total Return Bond Series	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	MFS® High Yield Portfolio[8]
MFS® Government Securities Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Oppenheimer Capital Appreciation Fund/VA	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Founding Funds Allocation VIP Fund[8]	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
PIMCO Real Return Portfolio[7]	MFS® Total Return Series	MFS® Utilities Series	Oppenheimer Main Street Small Cap Fund/VA2	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® U.S. Government Money Market Portfolio	Oppenheimer Conservative Balanced Fund/VA	MFS® Blended Research® Core Equity Portfolio[2]	MFS® New Discovery Series	Templeton Developing Markets VIP Fund[6]
MFS® Limited Maturity Portfolio[8]	Invesco V.I. Equity and Income Fund[8]	MFS® Global Research Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio[8]	Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV)[7]	MFS® Core Equity Portfolio	MFS® International Value Portfolio	MFS® Strategic Income Portfolio[1]
JPMorgan Insurance Trust Core Bond Portfolio[8]	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Foreign VIP Fund[6]	Lazard Retirement Emerging Markets Equity Portfolio[8]
	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	Oppenheimer Main St. Fund®/VA7	MFS® Research International Portfolio	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio[8]	Catalyst Dividend Capture VA Fund[5]	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund[8]
	MFS® Moderate Allocation Portfolio[8]	MFS® Mid Cap Value Portfolio[8]	First Eagle Overseas Variable Fund
	MFS® Growth Allocation Portfolio[8]	JPMorgan Insurance Trust U.S. Equity Portfolio[8]	Oppenheimer Global Fund/VA
	BlackRock Global Allocation V.I. Fund[8]	Putnam VT Equity Income Fund[8]	Columbia Variable Portfolio - Select International Equity Fund
	PIMCO Global Multi-Asset Managed Allocation Portfolio[8]		Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	MFS® Global Tactical Allocation Portfolio[8]		Wanger USA[3]
	AB Dynamic Asset Allocation Portfolio[8]		Wanger Select[3]
	Putnam VT Absolute Return 500 Fund[8]		Columbia Variable Portfolio - Small Cap Value Fund[3]

Fixed Income Funds	Asset Allocation Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
MFS® International Growth Portfolio
MFS® Growth Series
Variable Portfolio - Loomis Sayles Growth Fund[4]
Columbia Variable Portfolio - Large Cap Growth Fund[4]
MFS® Global Growth Portfolio[1]
Catalyst Insider Buying VA Fund[5]
MFS® Mid Cap Growth Series[8]
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio[8]
Invesco V.I. American Value Fund[8]
AB International Growth Portfolio[8]
AB International Value Portfolio[7,8]
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)[8]
MFS® New Discovery Value Portfolio[8]
AB Small/Mid Cap Value Portfolio[8]
Invesco V.I. International Growth Fund[8]
PIMCO Global Dividend Portfolio[8]
Universal Institutional Funds Inc. - Growth Portfolio[8]

[1]	Only available if you purchased your Contract before February 2, 2004.

[2]	Only available if you purchased your Contract before March 5, 2007.

[3]	Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.

[4]	Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.

[5]	Only available if you purchased your Contract through a Huntington Bank representative.

[6]	Only available if you purchased your Contract before March 10, 2008.

[7]	Only available if you purchased your Contract before October 20, 2008.

[8]	Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX T - CONDENSED FINANCIAL INFORMATION

The following information for MASTERS EXTRA should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Calculated unit values are provided for portfolios with zero accumulated units at year end.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB Dynamic Asset Allocation Portfolio, Class B	01	2015	11.2414	10.9067	198,077
	01	2014	10.9741	11.2414	204,901
	01	2013	9.9737	10.9741	169,621
	01	2012	9.3949	9.9737	21,459
	01	2011	10.0000	9.3949	6,043

	02	2015	11.1577	10.8034	15,571
	02	2014	10.9146	11.1577	17,398
	02	2013	9.9398	10.9146	22,236
	02	2012	9.3822	9.9398	3,022
	02	2011	10.0000	9.3822	0

	03	2015	11.1368	10.7777	0
	03	2014	10.8997	11.1368	0
	03	2013	9.9313	10.8997	0
	03	2012	9.3790	9.9313	0
	03	2011	10.0000	9.3790	0

	04	2015	11.0743	10.7008	114,189
	04	2014	10.8552	11.0743	94,276
	04	2013	9.9060	10.8552	93,265
	04	2012	9.3695	9.9060	22,811
	04	2011	10.0000	9.3695	0

	05	2015	11.0537	10.6755	0
	05	2014	10.8406	11.0537	0
	05	2013	9.8976	10.8406	0
	05	2012	9.3663	9.8976	0
	05	2011	10.0000	9.3663	0

	06	2015	10.9916	10.5992	0
	06	2014	10.7962	10.9916	0
	06	2013	9.8722	10.7962	0
	06	2012	9.3568	9.8722	0
	06	2011	10.0000	9.3568	0

	07	2015	10.9710	10.5739	0
	07	2014	10.7815	10.9710	0
	07	2013	9.8638	10.7815	0
	07	2012	9.3536	9.8638	0
	07	2011	10.0000	9.3536	0

	08	2015	10.8887	10.4731	22
	08	2014	10.7226	10.8887	24
	08	2013	9.8301	10.7226	27
	08	2012	9.3409	9.8301	0
	08	2011	10.0000	9.3409	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
AB International Growth Portfolio, Class B	01	2015	8.6734	8.3406	72,474
	01	2014	8.9501	8.6734	100,776
	01	2013	8.0346	8.9501	101,778
	01	2012	7.0934	8.0346	87,131
	01	2011	8.5950	7.0934	95,741
	01	2010	7.7645	8.5950	85,051
	01	2009	5.6728	7.7645	57,062
	01	2008	10.0000	5.6728	19,245

	02	2015	8.5538	8.2089	33,521
	02	2014	8.8447	8.5538	45,668
	02	2013	7.9561	8.8447	80,982
	02	2012	7.0386	7.9561	91,805
	02	2011	8.5459	7.0386	101,495
	02	2010	7.7358	8.5459	102,790
	02	2009	5.6634	7.7358	117,936
	02	2008	10.0000	5.6634	39,580

	03	2015	8.5241	8.1761	0
	03	2014	8.8185	8.5241	0
	03	2013	7.9366	8.8185	820
	03	2012	7.0249	7.9366	0
	03	2011	8.5337	7.0249	0
	03	2010	7.7287	8.5337	0
	03	2009	5.6611	7.7287	0
	03	2008	10.0000	5.6611	0

	04	2015	8.4355	8.0787	30,053
	04	2014	8.7402	8.4355	32,707
	04	2013	7.8782	8.7402	39,249
	04	2012	6.9839	7.8782	49,488
	04	2011	8.4969	6.9839	53,755
	04	2010	7.7072	8.4969	50,508
	04	2009	5.6540	7.7072	30,202
	04	2008	10.0000	5.6540	4,196

	05	2015	8.4063	8.0468	2,265
	05	2014	8.7144	8.4063	2,265
	05	2013	7.8589	8.7144	2,265
	05	2012	6.9704	7.8589	2,266
	05	2011	8.4848	6.9704	2,267
	05	2010	7.7001	8.4848	2,268
	05	2009	5.6517	7.7001	2,269
	05	2008	10.0000	5.6517	2,270

	06	2015	8.3187	7.9507	0
	06	2014	8.6368	8.3187	0
	06	2013	7.8010	8.6368	0
	06	2012	6.9297	7.8010	0
	06	2011	8.4482	6.9297	0
	06	2010	7.6787	8.4482	0
	06	2009	5.6446	7.6787	0
	06	2008	10.0000	5.6446	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	8.2898	7.9190	0
	07	2014	8.6112	8.2898	0
	07	2013	7.7818	8.6112	0
	07	2012	6.9162	7.7818	0
	07	2011	8.4361	6.9162	0
	07	2010	7.6715	8.4361	0
	07	2009	5.6423	7.6715	0
	07	2008	10.0000	5.6423	0

	08	2015	8.1747	7.2161	737,382
	08	2014	8.5091	8.1747	0
	08	2013	7.7053	8.5091	0
	08	2012	6.8624	7.7053	0
	08	2011	8.3875	6.8624	0
	08	2010	7.6431	8.3875	0
	08	2009	5.6329	7.6431	0
	08	2008	10.0000	5.6329	0

AB Small/Mid Cap Value Portfolio, Class B	01	2015	17.6887	16.3980	31,765
	01	2014	16.5170	17.6887	37,553
	01	2013	12.2079	16.5170	54,732
	01	2012	10.4838	12.2079	11,775
	01	2011	10.0000	10.4838	2,390

	02	2015	17.5708	16.2555	19,900
	02	2014	16.4403	17.5708	12,777
	02	2013	12.1760	16.4403	14,327
	02	2012	10.4779	12.1760	867
	02	2011	10.0000	10.4779	0

	03	2015	17.5413	16.2199	1,016
	03	2014	16.4211	17.5413	1,568
	03	2013	12.1680	16.4211	2,052
	03	2012	10.4764	12.1680	0
	03	2011	10.0000	10.4764	0

	04	2015	17.4532	16.1137	3,352
	04	2014	16.3637	17.4532	4,469
	04	2013	12.1441	16.3637	9,516
	04	2012	10.4719	12.1441	0
	04	2011	10.0000	10.4719	0

	05	2015	17.4242	16.0787	0
	05	2014	16.3448	17.4242	0
	05	2013	12.1362	16.3448	0
	05	2012	10.4704	12.1362	0
	05	2011	10.0000	10.4704	0

	06	2015	17.3364	15.9732	0
	06	2014	16.2875	17.3364	0
	06	2013	12.1123	16.2875	0
	06	2012	10.4659	12.1123	0
	06	2011	10.0000	10.4659	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	17.3074	15.9383	0
	07	2014	16.2685	17.3074	0
	07	2013	12.1043	16.2685	0
	07	2012	10.4644	12.1043	0
	07	2011	10.0000	10.4644	0

	08	2015	17.1912	15.7988	0
	08	2014	16.1925	17.1912	0
	08	2013	12.0725	16.1925	0
	08	2012	10.4584	12.0725	0
	08	2011	10.0000	10.4584	0

AB Balanced Wealth Strategy Portfolio, Class B	01	2015	12.9125	12.8573	384,657
	01	2014	12.2639	12.9125	385,924
	01	2013	10.7298	12.2639	395,178
	01	2012	9.6284	10.7298	439,186
	01	2011	10.1034	9.6284	603,121
	01	2010	9.3185	10.1034	665,955
	01	2009	7.6171	9.3185	633,874
	01	2008	10.0000	7.6171	397,531

	02	2015	12.7345	12.6542	118,945
	02	2014	12.1195	12.7345	127,918
	02	2013	10.6251	12.1195	141,953
	02	2012	9.5540	10.6251	144,028
	02	2011	10.0457	9.5540	149,808
	02	2010	9.2841	10.0457	183,798
	02	2009	7.6045	9.2841	182,762
	02	2008	10.0000	7.6045	9,662

	03	2015	12.6903	12.6038	3,531
	03	2014	12.0835	12.6903	0
	03	2013	10.5990	12.0835	246
	03	2012	9.5354	10.5990	252
	03	2011	10.0312	9.5354	3,405
	03	2010	9.2755	10.0312	854
	03	2009	7.6014	9.2755	170
	03	2008	10.0000	7.6014	0

	04	2015	12.5583	12.4537	110,212
	04	2014	11.9763	12.5583	55,058
	04	2013	10.5211	11.9763	58,205
	04	2012	9.4799	10.5211	43,433
	04	2011	9.9881	9.4799	65,981
	04	2010	9.2498	9.9881	176,218
	04	2009	7.5919	9.2498	41,274
	04	2008	10.0000	7.5919	0

	05	2015	12.5150	12.4044	0
	05	2014	11.9410	12.5150	0
	05	2013	10.4954	11.9410	0
	05	2012	9.4616	10.4954	0
	05	2011	9.9739	9.4616	0
	05	2010	9.2413	9.9739	0
	05	2009	7.5888	9.2413	0
	05	2008	10.0000	7.5888	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	12.3846	12.2564	0
	06	2014	11.8348	12.3846	0
	06	2013	10.4180	11.8348	0
	06	2012	9.4064	10.4180	0
	06	2011	9.9309	9.4064	0
	06	2010	9.2156	9.9309	0
	06	2009	7.5793	9.2156	0
	06	2008	10.0000	7.5793	0

	07	2015	12.3416	12.2075	0
	07	2014	11.7997	12.3416	0
	07	2013	10.3924	11.7997	0
	07	2012	9.3881	10.3924	0
	07	2011	9.9166	9.3881	0
	07	2010	9.2071	9.9166	5,947
	07	2009	7.5761	9.2071	0
	07	2008	10.0000	7.5761	0

	08	2015	12.1703	12.0134	0
	08	2014	11.6598	12.1703	0
	08	2013	10.2903	11.6598	0
	08	2012	9.3150	10.2903	0
	08	2011	9.8596	9.3150	0
	08	2010	9.1729	9.8596	0
	08	2009	7.5635	9.1729	0
	08	2008	10.0000	7.5635	0

AB International Value Portfolio, Class B	01	2015	7.1687	7.2161	737,382
	01	2014	7.7964	7.1687	1,023,447
	01	2013	6.4623	7.7964	1,114,438
	01	2012	5.7574	6.4623	1,299,668
	01	2011	7.2700	5.7574	1,438,892
	01	2010	7.0907	7.2700	1,363,080
	01	2009	5.3687	7.0907	1,418,212
	01	2008	10.0000	5.3687	1,447,485

	02	2015	7.0698	7.1021	399,454
	02	2014	7.7045	7.0698	588,860
	02	2013	6.3992	7.7045	638,282
	02	2012	5.7128	6.3992	708,751
	02	2011	7.2284	5.7128	792,323
	02	2010	7.0646	7.2284	895,749
	02	2009	5.3598	7.0646	918,808
	02	2008	10.0000	5.3598	1,065,671

	03	2015	7.0452	7.0738	14,177
	03	2014	7.6817	7.0452	17,337
	03	2013	6.3835	7.6817	17,158
	03	2012	5.7017	6.3835	26,932
	03	2011	7.2181	5.7017	28,054
	03	2010	7.0580	7.2181	14,878
	03	2009	5.3576	7.0580	18,529
	03	2008	10.0000	5.3576	25,656

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	6.9720	6.9895	69,234
	04	2014	7.6135	6.9720	84,566
	04	2013	6.3365	7.6135	88,266
	04	2012	5.6685	6.3365	99,205
	04	2011	7.1870	5.6685	114,500
	04	2010	7.0384	7.1870	119,154
	04	2009	5.3509	7.0384	126,055
	04	2008	10.0000	5.3509	266,337

	05	2015	6.9479	6.9618	0
	05	2014	7.5910	6.9479	0
	05	2013	6.3210	7.5910	0
	05	2012	5.6575	6.3210	0
	05	2011	7.1767	5.6575	0
	05	2010	7.0319	7.1767	1,598
	05	2009	5.3487	7.0319	1,548
	05	2008	10.0000	5.3487	1,792

	06	2015	6.8755	6.8786	308
	06	2014	7.5235	6.8755	515
	06	2013	6.2744	7.5235	661
	06	2012	5.6245	6.2744	870
	06	2011	7.1458	5.6245	1,067
	06	2010	7.0124	7.1458	11,730
	06	2009	5.3420	7.0124	11,880
	06	2008	10.0000	5.3420	16,976

	07	2015	6.8515	6.8512	0
	07	2014	7.5011	6.8515	0
	07	2013	6.2589	7.5011	89
	07	2012	5.6135	6.2589	5,118
	07	2011	7.1355	5.6135	16,860
	07	2010	7.0059	7.1355	15,167
	07	2009	5.3398	7.0059	14,736
	07	2008	10.0000	5.3398	27,983

	08	2015	6.7564	6.7422	0
	08	2014	7.4121	6.7564	0
	08	2013	6.1974	7.4121	0
	08	2012	5.5698	6.1974	0
	08	2011	7.0944	5.5698	0
	08	2010	6.9798	7.0944	0
	08	2009	5.3309	6.9798	0
	08	2008	10.0000	5.3309	2,335

BlackRock Global Allocation V.I. Fund, Class III	01	2015	14.9030	14.5030	[0,542,400	]
	01	2014	14.8733	14.9030	4,058,816
	01	2013	13.2241	14.8733	4,467,551
	01	2012	12.2345	13.2241	4,916,293
	01	2011	12.9158	12.2345	5,221,757
	01	2010	11.9706	12.9158	5,477,405
	01	2009	10.0710	11.9706	4,465,987
	01	2008	10.0000	10.0710	237,777

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	14.7159	14.2919	1,029,619
	02	2014	14.7166	14.7159	1,280,344
	02	2013	13.1114	14.7166	1,294,149
	02	2012	12.1552	13.1114	1,341,007
	02	2011	12.8581	12.1552	1,570,227
	02	2010	11.9414	12.8581	1,547,821
	02	2009	10.0669	11.9414	1,436,223
	02	2008	10.0000	10.0669	34,315

	03	2015	14.6695	14.2394	6,557
	03	2014	14.6776	14.6695	13,629
	03	2013	13.0834	14.6776	24,136
	03	2012	12.1354	13.0834	44,740
	03	2011	12.8437	12.1354	45,962
	03	2010	11.9341	12.8437	40,471
	03	2009	10.0659	11.9341	26,645
	03	2008	10.0000	10.0659	0

	04	2015	14.5307	14.0831	760,381
	04	2014	14.5611	14.5307	787,839
	04	2013	12.9994	14.5611	858,689
	04	2012	12.0761	12.9994	941,784
	04	2011	12.8005	12.0761	989,953
	04	2010	11.9122	12.8005	1,023,245
	04	2009	10.0629	11.9122	947,443
	04	2008	10.0000	10.0629	15,273

	05	2015	14.4850	14.0317	0
	05	2014	14.5227	14.4850	3,024
	05	2013	12.9717	14.5227	3,019
	05	2012	12.0565	12.9717	3,380
	05	2011	12.7863	12.0565	3,391
	05	2010	11.9050	12.7863	0
	05	2009	10.0619	11.9050	0
	05	2008	10.0000	10.0619	0

	06	2015	14.3477	13.8773	40,068
	06	2014	14.4071	14.3477	40,268
	06	2013	12.8883	14.4071	12,218
	06	2012	11.9975	12.8883	17,216
	06	2011	12.7432	11.9975	17,391
	06	2010	11.8831	12.7432	12,616
	06	2009	10.0588	11.8831	20,141
	06	2008	10.0000	10.0588	0

	07	2015	14.3023	13.8264	1,770
	07	2014	14.3689	14.3023	1,909
	07	2013	12.8606	14.3689	2,034
	07	2012	11.9779	12.8606	2,231
	07	2011	12.7289	11.9779	2,337
	07	2010	11.8759	12.7289	0
	07	2009	10.0578	11.8759	27,197
	07	2008	10.0000	10.0578	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	14.1215	13.6236	0
	08	2014	14.2164	14.1215	0
	08	2013	12.7503	14.2164	0
	08	2012	11.8996	12.7503	28
	08	2011	12.6717	11.8996	0
	08	2010	11.8467	12.6717	0
	08	2009	10.0537	11.8467	2,591
	08	2008	10.0000	10.0537	0

Variable Portfolio - Loomis Sayles Growth Fund, Class 1	01	2015	17.6832	17.7603	0
	01	2014	16.4401	17.6832	0
	01	2013	12.3298	16.4401	0
	01	2012	11.1764	12.3298	0
	01	2011	11.6775	11.1764	0
	01	2010	9.7733	11.6775	0
	01	2009	7.8494	9.7733	0
	01	2008	13.1881	7.8494	0
	01	2007	11.4213	13.1881	0
	01	2006	10.9510	11.4213	0

	02	2015	17.3342	17.3743	0
	02	2014	16.1485	17.3342	0
	02	2013	12.1357	16.1485	0
	02	2012	11.0230	12.1357	0
	02	2011	11.5408	11.0230	0
	02	2010	9.6785	11.5408	0
	02	2009	7.7891	9.6785	0
	02	2008	13.1136	7.7891	0
	02	2007	11.3800	13.1136	0
	02	2006	10.9337	11.3800	0

	03	2015	17.2478	17.2789	0
	03	2014	16.0762	17.2478	0
	03	2013	12.0876	16.0762	0
	03	2012	10.9849	12.0876	0
	03	2011	11.5067	10.9849	0
	03	2010	9.6549	11.5067	0
	03	2009	7.7741	9.6549	0
	03	2008	13.0950	7.7741	0
	03	2007	11.3697	13.0950	0
	03	2006	10.9293	11.3697	0

	04	2015	16.9909	16.9954	0
	04	2014	15.8610	16.9909	0
	04	2013	11.9441	15.8610	0
	04	2012	10.8713	11.9441	0
	04	2011	11.4051	10.8713	0
	04	2010	9.5843	11.4051	0
	04	2009	7.7291	9.5843	0
	04	2008	13.0393	7.7291	0
	04	2007	11.3388	13.0393	0
	04	2006	10.9163	11.3388	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	16.9067	16.9027	0
	05	2014	15.7905	16.9067	0
	05	2013	11.8970	15.7905	0
	05	2012	10.8339	11.8970	0
	05	2011	11.3717	10.8339	0
	05	2010	9.5610	11.3717	0
	05	2009	7.7143	9.5610	0
	05	2008	13.0210	7.7143	0
	05	2007	11.3286	13.0210	0
	05	2006	10.9120	11.3286	0

	06	2015	16.6544	16.6248	0
	06	2014	15.5787	16.6544	0
	06	2013	11.7555	15.5787	0
	06	2012	10.7216	11.7555	0
	06	2011	11.2710	10.7216	0
	06	2010	9.4910	11.2710	0
	06	2009	7.6695	9.4910	0
	06	2008	12.9655	7.6695	0
	06	2007	11.2978	12.9655	0
	06	2006	10.8990	11.2978	0

	07	2015	16.5713	16.5335	0
	07	2014	15.5089	16.5713	0
	07	2013	11.7088	15.5089	0
	07	2012	10.6845	11.7088	0
	07	2011	11.2378	10.6845	0
	07	2010	9.4678	11.2378	0
	07	2009	7.6547	9.4678	0
	07	2008	12.9471	7.6547	0
	07	2007	11.2875	12.9471	0
	07	2006	10.8946	11.2875	0

	08	2015	16.2419	16.1716	0
	08	2014	15.2319	16.2419	0
	08	2013	11.5232	15.2319	0
	08	2012	10.5369	11.5232	0
	08	2011	11.1052	10.5369	0
	08	2010	9.3753	11.1052	0
	08	2009	7.5955	9.3753	0
	08	2008	12.8734	7.5955	0
	08	2007	11.2465	12.8734	0
	08	2006	10.8773	11.2465	0

Variable Portfolio - Loomis Sayles Growth Fund, Class 2	01	2015	15.5319	15.5546	133,758
	01	2014	14.4737	15.5319	203,008
	01	2013	10.8816	14.4737	232,762
	01	2012	9.8920	10.8816	303,728
	01	2011	10.3560	9.8920	323,126
	01	2010	8.6876	10.3560	276,227
	01	2009	6.9962	8.6876	282,589
	01	2008	11.7829	6.9962	240,163
	01	2007	10.0000	11.7829	143,107

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	15.2861	15.2774	82,256
	02	2014	14.2738	15.2861	98,666
	02	2013	10.7531	14.2738	111,130
	02	2012	9.7953	10.7531	170,211
	02	2011	10.2756	9.7953	170,635
	02	2010	8.6377	10.2756	173,129
	02	2009	6.9702	8.6377	189,385
	02	2008	11.7631	6.9702	89,652
	02	2007	10.0000	11.7631	26,603

	03	2015	15.2251	15.2086	0
	03	2014	14.2240	15.2251	0
	03	2013	10.7211	14.2240	2,821
	03	2012	9.7712	10.7211	3,080
	03	2011	10.2555	9.7712	0
	03	2010	8.6252	10.2555	0
	03	2009	6.9637	8.6252	8,092
	03	2008	11.7582	6.9637	9,062
	03	2007	10.0000	11.7582	0

	04	2015	15.0434	15.0040	22,918
	04	2014	14.0758	15.0434	26,202
	04	2013	10.6257	14.0758	28,364
	04	2012	9.6991	10.6257	27,678
	04	2011	10.1955	9.6991	33,717
	04	2010	8.5879	10.1955	24,825
	04	2009	6.9442	8.5879	33,184
	04	2008	11.7433	6.9442	25,547
	04	2007	10.0000	11.7433	15,710

	05	2015	14.9837	14.9370	0
	05	2014	14.0271	14.9837	0
	05	2013	10.5943	14.0271	0
	05	2012	9.6754	10.5943	0
	05	2011	10.1757	9.6754	0
	05	2010	8.5756	10.1757	2,083
	05	2009	6.9377	8.5756	2,303
	05	2008	11.7384	6.9377	0
	05	2007	10.0000	11.7384	0

	06	2015	14.8045	14.7357	0
	06	2014	13.8807	14.8045	0
	06	2013	10.4998	13.8807	0
	06	2012	9.6039	10.4998	0
	06	2011	10.1160	9.6039	1,350
	06	2010	8.5384	10.1160	0
	06	2009	6.9182	8.5384	1,564
	06	2008	11.7235	6.9182	0
	06	2007	10.0000	11.7235	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	14.7454	14.6693	0
	07	2014	13.8323	14.7454	0
	07	2013	10.4685	13.8323	0
	07	2012	9.5802	10.4685	0
	07	2011	10.0963	9.5802	0
	07	2010	8.5260	10.0963	0
	07	2009	6.9118	8.5260	7,788
	07	2008	11.7186	6.9118	0
	07	2007	10.0000	11.7186	0

	08	2015	14.5104	14.4060	0
	08	2014	13.6398	14.5104	0
	08	2013	10.3441	13.6398	0
	08	2012	9.4859	10.3441	0
	08	2011	10.0173	9.4859	0
	08	2010	8.4767	10.0173	0
	08	2009	6.8859	8.4767	0
	08	2008	11.6988	6.8859	0
	08	2007	10.0000	11.6988	0

Columbia Variable Portfolio - Small Cap Value Fund, Class 2	01	2015	17.3578	15.9847	0
	01	2014	17.1352	17.3578	0
	01	2013	13.0046	17.1352	0
	01	2012	11.8923	13.0046	0
	01	2011	12.8878	11.8923	0
	01	2010	10.3669	12.8878	0
	01	2009	8.4373	10.3669	0
	01	2008	11.9477	8.4373	0
	01	2007	12.4771	11.9477	0
	01	2006	10.6333	12.4771	0

	02	2015	17.0151	15.6372	0
	02	2014	16.8312	17.0151	0
	02	2013	12.7999	16.8312	0
	02	2012	11.7291	12.7999	0
	02	2011	12.7368	11.7291	0
	02	2010	10.2663	12.7368	0
	02	2009	8.3725	10.2663	0
	02	2008	11.8802	8.3725	0
	02	2007	12.4321	11.8802	0
	02	2006	10.6165	12.4321	0

	03	2015	16.9303	15.5513	0
	03	2014	16.7559	16.9303	0
	03	2013	12.7491	16.7559	0
	03	2012	11.6886	12.7491	0
	03	2011	12.6992	11.6886	0
	03	2010	10.2413	12.6992	0
	03	2009	8.3563	10.2413	0
	03	2008	11.8633	8.3563	0
	03	2007	12.4208	11.8633	0
	03	2006	10.6123	12.4208	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	16.6781	15.2962	0
	04	2014	16.5316	16.6781	0
	04	2013	12.5978	16.5316	0
	04	2012	11.5676	12.5978	0
	04	2011	12.5871	11.5676	0
	04	2010	10.1664	12.5871	0
	04	2009	8.3079	10.1664	0
	04	2008	11.8129	8.3079	0
	04	2007	12.3871	11.8129	0
	04	2006	10.5996	12.3871	0

	05	2015	16.5955	15.2127	0
	05	2014	16.4581	16.5955	0
	05	2013	12.5481	16.4581	0
	05	2012	11.5279	12.5481	0
	05	2011	12.5502	11.5279	0
	05	2010	10.1418	12.5502	0
	05	2009	8.2920	10.1418	0
	05	2008	11.7962	8.2920	0
	05	2007	12.3759	11.7962	0
	05	2006	10.5955	12.3759	0

	06	2015	16.3477	14.9626	0
	06	2014	16.2373	16.3477	0
	06	2013	12.3988	16.2373	0
	06	2012	11.4083	12.3988	0
	06	2011	12.4391	11.4083	0
	06	2010	10.0674	12.4391	0
	06	2009	8.2439	10.0674	0
	06	2008	11.7459	8.2439	0
	06	2007	12.3422	11.7459	0
	06	2006	10.5828	12.3422	0

	07	2015	16.2661	14.8803	0
	07	2014	16.1645	16.2661	0
	07	2013	12.3495	16.1645	0
	07	2012	11.3689	12.3495	0
	07	2011	12.4024	11.3689	0
	07	2010	10.0428	12.4024	0
	07	2009	8.2279	10.0428	0
	07	2008	11.7293	8.2279	0
	07	2007	12.3310	11.7293	0
	07	2006	10.5786	12.3310	0

	08	2015	15.9428	14.5546	0
	08	2014	15.8758	15.9428	0
	08	2013	12.1538	15.8758	0
	08	2012	11.2117	12.1538	0
	08	2011	12.2561	11.2117	0
	08	2010	9.9447	12.2561	0
	08	2009	8.1643	9.9447	0
	08	2008	11.6625	8.1643	0
	08	2007	12.2862	11.6625	0
	08	2006	10.5618	12.2862	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Columbia Variable Portfolio - Large Cap Growth Fund, Class 1	01	2015	17.7034	17.6707	0
	01	2014	16.5132	17.7034	0
	01	2013	11.7941	16.5132	0
	01	2012	10.7728	11.7941	0
	01	2011	12.4433	10.7728	0
	01	2010	10.7811	12.4433	0
	01	2009	8.6313	10.7811	0
	01	2008	15.5606	8.6313	0
	01	2007	13.2715	15.5606	0
	01	2006	11.2743	13.2715	0

	02	2015	17.3540	17.2867	0
	02	2014	16.2203	17.3540	0
	02	2013	11.6084	16.2203	0
	02	2012	10.6250	11.6084	0
	02	2011	12.2975	10.6250	0
	02	2010	10.6765	12.2975	0
	02	2009	8.5650	10.6765	0
	02	2008	15.4727	8.5650	0
	02	2007	13.2236	15.4727	0
	02	2006	11.2565	13.2236	0

	03	2015	17.2674	17.1916	0
	03	2014	16.1476	17.2674	0
	03	2013	11.5623	16.1476	0
	03	2012	10.5882	11.5623	0
	03	2011	12.2612	10.5882	0
	03	2010	10.6504	12.2612	0
	03	2009	8.5485	10.6504	0
	03	2008	15.4508	8.5485	0
	03	2007	13.2116	15.4508	0
	03	2006	11.2520	13.2116	0

	04	2015	17.0101	16.9096	0
	04	2014	15.9315	17.0101	0
	04	2013	11.4250	15.9315	0
	04	2012	10.4786	11.4250	0
	04	2011	12.1530	10.4786	0
	04	2010	10.5725	12.1530	0
	04	2009	8.4990	10.5725	0
	04	2008	15.3851	8.4990	0
	04	2007	13.1757	15.3851	0
	04	2006	11.2386	13.1757	0

	05	2015	16.9259	16.8173	0
	05	2014	15.8606	16.9259	0
	05	2013	11.3800	15.8606	0
	05	2012	10.4426	11.3800	0
	05	2011	12.1173	10.4426	0
	05	2010	10.5469	12.1173	0
	05	2009	8.4827	10.5469	0
	05	2008	15.3634	8.4827	0
	05	2007	13.1639	15.3634	0
	05	2006	11.2342	13.1639	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	16.6732	16.5408	0
	06	2014	15.6479	16.6732	0
	06	2013	11.2446	15.6479	0
	06	2012	10.3343	11.2446	0
	06	2011	12.0101	10.3343	0
	06	2010	10.4696	12.0101	0
	06	2009	8.4335	10.4696	0
	06	2008	15.2979	8.4335	0
	06	2007	13.1280	15.2979	0
	06	2006	11.2208	13.1280	0

	07	2015	16.5900	16.4498	0
	07	2014	15.5777	16.5900	0
	07	2013	11.1999	15.5777	0
	07	2012	10.2986	11.1999	0
	07	2011	11.9746	10.2986	0
	07	2010	10.4440	11.9746	0
	07	2009	8.4172	10.4440	0
	07	2008	15.2762	8.4172	0
	07	2007	13.1161	15.2762	0
	07	2006	11.2163	13.1161	0

	08	2015	16.2602	16.0898	0
	08	2014	15.2994	16.2602	0
	08	2013	11.0224	15.2994	0
	08	2012	10.1562	11.0224	0
	08	2011	11.8333	10.1562	0
	08	2010	10.3419	11.8333	0
	08	2009	8.3520	10.3419	0
	08	2008	15.1893	8.3520	0
	08	2007	13.0685	15.1893	0
	08	2006	11.1984	13.0685	0

Columbia Variable Portfolio - Large Cap Growth Fund, Class 2	01	2015	13.5723	13.5096	597,975
	01	2014	12.6876	13.5723	802,035
	01	2013	9.0894	12.6876	1,034,715
	01	2012	8.3218	9.0894	1,369,363
	01	2011	9.6323	8.3218	1,509,418
	01	2010	8.3662	9.6323	1,642,968
	01	2009	6.7121	8.3662	1,863,294
	01	2008	12.1432	6.7121	1,778,668
	01	2007	10.0000	12.1432	698,902

	02	2015	13.3575	13.2687	390,923
	02	2014	12.5123	13.3575	522,693
	02	2013	8.9820	12.5123	645,109
	02	2012	8.2404	8.9820	833,772
	02	2011	9.5575	8.2404	895,989
	02	2010	8.3181	9.5575	1,056,830
	02	2009	6.6871	8.3181	1,238,184
	02	2008	12.1228	6.6871	1,360,048
	02	2007	10.0000	12.1228	526,384

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	13.3042	13.2089	11,308
	03	2014	12.4687	13.3042	12,147
	03	2013	8.9553	12.4687	13,408
	03	2012	8.2201	8.9553	14,202
	03	2011	9.5388	8.2201	33,741
	03	2010	8.3061	9.5388	34,925
	03	2009	6.6809	8.3061	33,180
	03	2008	12.1177	6.6809	40,244
	03	2007	10.0000	12.1177	4,306

	04	2015	13.1453	13.0313	69,692
	04	2014	12.3387	13.1453	93,780
	04	2013	8.8755	12.3387	115,004
	04	2012	8.1594	8.8755	151,357
	04	2011	9.4829	8.1594	156,361
	04	2010	8.2701	9.4829	184,653
	04	2009	6.6621	8.2701	210,446
	04	2008	12.1024	6.6621	315,205
	04	2007	10.0000	12.1024	109,925

	05	2015	13.0932	12.9730	0
	05	2014	12.2960	13.0932	0
	05	2013	8.8493	12.2960	0
	05	2012	8.1395	8.8493	0
	05	2011	9.4645	8.1395	0
	05	2010	8.2582	9.4645	0
	05	2009	6.6559	8.2582	0
	05	2008	12.0974	6.6559	0
	05	2007	10.0000	12.0974	0

	06	2015	12.9365	12.7981	156
	06	2014	12.1676	12.9365	263
	06	2013	8.7703	12.1676	381
	06	2012	8.0793	8.7703	580
	06	2011	9.4090	8.0793	706
	06	2010	8.2224	9.4090	5,534
	06	2009	6.6372	8.2224	4,460
	06	2008	12.0821	6.6372	10,088
	06	2007	10.0000	12.0821	9,727

	07	2015	12.8849	12.7405	0
	07	2014	12.1252	12.8849	0
	07	2013	8.7442	12.1252	51
	07	2012	8.0594	8.7442	2,294
	07	2011	9.3906	8.0594	9,908
	07	2010	8.2105	9.3906	9,729
	07	2009	6.6310	8.2105	10,333
	07	2008	12.0770	6.6310	21,342
	07	2007	10.0000	12.0770	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	12.6795	12.5117	0
	08	2014	11.9564	12.6795	0
	08	2013	8.6402	11.9564	0
	08	2012	7.9800	8.6402	0
	08	2011	9.3171	7.9800	0
	08	2010	8.1629	9.3171	0
	08	2009	6.6062	8.1629	0
	08	2008	12.0566	6.6062	1,792
	08	2007	10.0000	12.0566	0

Columbia Variable Portfolio - International Opportunities Fund, Class 2	01	2015	13.7330	13.4953	40,835
	01	2014	14.7203	13.7330	44,881
	01	2013	12.4380	14.7203	45,535
	01	2012	10.7584	12.4380	50,591
	01	2011	13.0576	10.7584	67,781
	01	2010	11.6795	13.0576	70,613
	01	2009	8.6131	11.6795	62,697
	01	2008	17.0108	8.6131	57,443
	01	2007	14.4611	17.0108	38,622
	01	2006	11.9382	14.4611	0

	02	2015	13.4619	13.2019	32,507
	02	2014	14.4592	13.4619	38,992
	02	2013	12.2422	14.4592	37,416
	02	2012	10.6108	12.2422	42,257
	02	2011	12.9047	10.6108	57,897
	02	2010	11.5662	12.9047	65,702
	02	2009	8.5469	11.5662	80,995
	02	2008	16.9148	8.5469	108,652
	02	2007	14.4089	16.9148	27,367
	02	2006	11.9193	14.4089	0

	03	2015	13.3948	13.1294	1,680
	03	2014	14.3944	13.3948	1,701
	03	2013	12.1936	14.3944	1,664
	03	2012	10.5741	12.1936	1,798
	03	2011	12.8666	10.5741	1,918
	03	2010	11.5380	12.8666	6,797
	03	2009	8.5304	11.5380	6,772
	03	2008	16.8907	8.5304	7,170
	03	2007	14.3959	16.8907	347
	03	2006	11.9146	14.3959	0

	04	2015	13.1952	12.9140	18,756
	04	2014	14.2018	13.1952	19,852
	04	2013	12.0489	14.2018	15,998
	04	2012	10.4647	12.0489	18,397
	04	2011	12.7530	10.4647	19,970
	04	2010	11.4536	12.7530	67,539
	04	2009	8.4811	11.4536	28,996
	04	2008	16.8189	8.4811	25,001
	04	2007	14.3568	16.8189	21,469
	04	2006	11.9004	14.3568	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	13.1299	12.8435	0
	05	2014	14.1386	13.1299	0
	05	2013	12.0014	14.1386	0
	05	2012	10.4288	12.0014	0
	05	2011	12.7157	10.4288	0
	05	2010	11.4258	12.7157	0
	05	2009	8.4648	11.4258	0
	05	2008	16.7952	8.4648	0
	05	2007	14.3439	16.7952	0
	05	2006	11.8957	14.3439	0

	06	2015	12.9338	12.6323	0
	06	2014	13.9489	12.9338	0
	06	2013	11.8586	13.9489	0
	06	2012	10.3206	11.8586	0
	06	2011	12.6031	10.3206	0
	06	2010	11.3421	12.6031	0
	06	2009	8.4157	11.3421	0
	06	2008	16.7236	8.4157	0
	06	2007	14.3048	16.7236	0
	06	2006	11.8815	14.3048	0

	07	2015	12.8693	12.5628	0
	07	2014	13.8864	12.8693	0
	07	2013	11.8115	13.8864	0
	07	2012	10.2849	11.8115	0
	07	2011	12.5659	10.2849	0
	07	2010	11.3144	12.5659	0
	07	2009	8.3994	11.3144	842
	07	2008	16.6999	8.3994	0
	07	2007	14.2918	16.6999	0
	07	2006	11.8768	14.2918	0

	08	2015	12.6135	12.2879	0
	08	2014	13.6384	12.6135	0
	08	2013	11.6243	13.6384	0
	08	2012	10.1428	11.6243	0
	08	2011	12.4177	10.1428	0
	08	2010	11.2039	12.4177	0
	08	2009	8.3345	11.2039	0
	08	2008	16.6049	8.3345	0
	08	2007	14.2399	16.6049	0
	08	2006	11.8579	14.2399	0

Fidelity Balanced Portfolio, Service Class 2	01	2015	14.7896	14.5906	563,991
	01	2014	13.6753	14.7896	559,231
	01	2013	11.6628	13.6753	588,573
	01	2012	10.3339	11.6628	640,532
	01	2011	10.9305	10.3339	579,007
	01	2010	9.4427	10.9305	551,999
	01	2009	6.9446	9.4427	532,193
	01	2008	10.7289	6.9446	325,443
	01	2007	10.0000	10.7289	325,035

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	14.5556	14.3305	280,768
	02	2014	13.4863	14.5556	294,745
	02	2013	11.5250	13.4863	264,991
	02	2012	10.2328	11.5250	276,641
	02	2011	10.8455	10.2328	329,153
	02	2010	9.3884	10.8455	240,870
	02	2009	6.9187	9.3884	222,005
	02	2008	10.7109	6.9187	123,768
	02	2007	10.0000	10.7109	59,950

	03	2015	14.4975	14.2660	5,872
	03	2014	13.4393	14.4975	6,209
	03	2013	11.4908	13.4393	6,248
	03	2012	10.2076	11.4908	6,289
	03	2011	10.8244	10.2076	6,867
	03	2010	9.3748	10.8244	8,941
	03	2009	6.9123	9.3748	9,061
	03	2008	10.7064	6.9123	3,655
	03	2007	10.0000	10.7064	0

	04	2015	14.3244	14.0742	49,852
	04	2014	13.2993	14.3244	85,334
	04	2013	11.3885	13.2993	121,116
	04	2012	10.1324	11.3885	142,120
	04	2011	10.7610	10.1324	133,926
	04	2010	9.3343	10.7610	145,013
	04	2009	6.8929	9.3343	84,775
	04	2008	10.6929	6.8929	25,042
	04	2007	10.0000	10.6929	189

	05	2015	14.2677	14.0113	0
	05	2014	13.2533	14.2677	0
	05	2013	11.3549	13.2533	0
	05	2012	10.1076	11.3549	0
	05	2011	10.7401	10.1076	0
	05	2010	9.3209	10.7401	0
	05	2009	6.8865	9.3209	0
	05	2008	10.6884	6.8865	0
	05	2007	10.0000	10.6884	0

	06	2015	14.0970	13.8224	0
	06	2014	13.1149	14.0970	0
	06	2013	11.2535	13.1149	103
	06	2012	10.0329	11.2535	0
	06	2011	10.6771	10.0329	0
	06	2010	9.2804	10.6771	0
	06	2009	6.8672	9.2804	0
	06	2008	10.6748	6.8672	0
	06	2007	10.0000	10.6748	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	14.0407	13.7602	0
	07	2014	13.0692	14.0407	0
	07	2013	11.2201	13.0692	0
	07	2012	10.0082	11.2201	0
	07	2011	10.6563	10.0082	0
	07	2010	9.2670	10.6563	0
	07	2009	6.8608	9.2670	0
	07	2008	10.6704	6.8608	0
	07	2007	10.0000	10.6704	0

	08	2015	13.8169	13.5131	0
	08	2014	12.8873	13.8169	0
	08	2013	11.0867	12.8873	0
	08	2012	9.9096	11.0867	0
	08	2011	10.5729	9.9096	0
	08	2010	9.2134	10.5729	0
	08	2009	6.8351	9.2134	0
	08	2008	10.6523	6.8351	0
	08	2007	10.0000	10.6523	0

Fidelity Contrafund Portfolio, Service Class 2	01	2015	15.7045	15.5017	1,257,832
	01	2014	14.3085	15.7045	1,447,475
	01	2013	11.1153	14.3085	1,629,361
	01	2012	9.7369	11.1153	1,937,201
	01	2011	10.1886	9.7369	2,116,461
	01	2010	8.8642	10.1886	2,313,159
	01	2009	6.6565	8.8642	2,293,969
	01	2008	10.0000	6.6565	704,815

	02	2015	15.4880	15.2569	591,599
	02	2014	14.1400	15.4880	643,946
	02	2013	11.0068	14.1400	816,929
	02	2012	9.6616	11.0068	898,935
	02	2011	10.1303	9.6616	1,023,632
	02	2010	8.8315	10.1303	1,084,048
	02	2009	6.6455	8.8315	1,083,682
	02	2008	10.0000	6.6455	328,060

	03	2015	15.4342	15.1961	32,940
	03	2014	14.0980	15.4342	24,481
	03	2013	10.9797	14.0980	26,639
	03	2012	9.6428	10.9797	29,162
	03	2011	10.1158	9.6428	33,415
	03	2010	8.8233	10.1158	32,369
	03	2009	6.6427	8.8233	30,980
	03	2008	10.0000	6.6427	24,815

	04	2015	15.2738	15.0152	197,080
	04	2014	13.9730	15.2738	231,377
	04	2013	10.8990	13.9730	261,250
	04	2012	9.5866	10.8990	262,719
	04	2011	10.0723	9.5866	296,057
	04	2010	8.7988	10.0723	224,740
	04	2009	6.6344	8.7988	186,838
	04	2008	10.0000	6.6344	77,504

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	15.2211	14.9557	2,404
	05	2014	13.9318	15.2211	2,404
	05	2013	10.8724	13.9318	2,405
	05	2012	9.5681	10.8724	2,405
	05	2011	10.0579	9.5681	2,405
	05	2010	8.7907	10.0579	2,406
	05	2009	6.6317	8.7907	2,407
	05	2008	10.0000	6.6317	2,408

	06	2015	15.0625	14.7772	0
	06	2014	13.8078	15.0625	0
	06	2013	10.7922	13.8078	0
	06	2012	9.5122	10.7922	637
	06	2011	10.0145	9.5122	655
	06	2010	8.7662	10.0145	2,133
	06	2009	6.6234	8.7662	2,346
	06	2008	10.0000	6.6234	0

	07	2015	15.0101	14.7183	717
	07	2014	13.7669	15.0101	779
	07	2013	10.7657	13.7669	914
	07	2012	9.4937	10.7657	1,138
	07	2011	10.0002	9.4937	1,283
	07	2010	8.7581	10.0002	0
	07	2009	6.6207	8.7581	0
	07	2008	10.0000	6.6207	0

	08	2015	14.8018	14.4843	0
	08	2014	13.6036	14.8018	0
	08	2013	10.6599	13.6036	0
	08	2012	9.4198	10.6599	0
	08	2011	9.9426	9.4198	0
	08	2010	8.7256	9.9426	0
	08	2009	6.6096	8.7256	0
	08	2008	10.0000	6.6096	0

Fidelity Freedom 2010 Portfolio, Service Class 2	01	2015	14.3649	14.0458	10,282
	01	2014	14.0227	14.3649	17,494
	01	2013	12.6022	14.0227	44,044
	01	2012	11.4902	12.6022	51,936
	01	2011	11.7387	11.4902	62,984
	01	2010	10.6104	11.7387	64,377
	01	2009	8.7079	10.6104	66,108
	01	2008	11.8386	8.7079	83,190
	01	2007	11.1088	11.8386	48,878
	01	2006	10.3124	11.1088	9,386

	02	2015	14.0990	13.7578	9,249
	02	2014	13.7913	14.0990	15,596
	02	2013	12.4194	13.7913	55,964
	02	2012	11.3468	12.4194	33,663
	02	2011	11.6157	11.3468	38,858
	02	2010	10.5207	11.6157	40,776
	02	2009	8.6518	10.5207	70,591
	02	2008	11.7865	8.6518	131,021
	02	2007	11.0826	11.7865	26,686
	02	2006	10.3090	11.0826	16,930

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	14.0331	13.6865	0
	03	2014	13.7338	14.0331	0
	03	2013	12.3740	13.7338	0
	03	2012	11.3111	12.3740	0
	03	2011	11.5851	11.3111	0
	03	2010	10.4982	11.5851	0
	03	2009	8.6378	10.4982	347
	03	2008	11.7734	8.6378	349
	03	2007	11.0760	11.7734	349
	03	2006	10.3081	11.0760	0

	04	2015	13.8371	13.4747	14,402
	04	2014	13.5628	13.8371	15,426
	04	2013	12.2386	13.5628	17,649
	04	2012	11.2047	12.2386	19,299
	04	2011	11.4936	11.2047	24,130
	04	2010	10.4313	11.4936	13,963
	04	2009	8.5959	10.4313	62,729
	04	2008	11.7344	8.5959	98,277
	04	2007	11.0563	11.7344	27,293
	04	2006	10.3055	11.0563	26,249

	05	2015	13.7728	13.4053	0
	05	2014	13.5067	13.7728	0
	05	2013	12.1942	13.5067	0
	05	2012	11.1697	12.1942	0
	05	2011	11.4635	11.1697	0
	05	2010	10.4093	11.4635	0
	05	2009	8.5821	10.4093	0
	05	2008	11.7215	8.5821	0
	05	2007	11.0498	11.7215	0
	05	2006	10.3046	11.0498	0

	06	2015	13.5801	13.1974	0
	06	2014	13.3381	13.5801	0
	06	2013	12.0605	13.3381	0
	06	2012	11.0643	12.0605	0
	06	2011	11.3728	11.0643	0
	06	2010	10.3428	11.3728	0
	06	2009	8.5404	10.3428	0
	06	2008	11.6825	8.5404	0
	06	2007	11.0300	11.6825	0
	06	2006	10.3020	11.0300	0

	07	2015	13.5166	13.1290	0
	07	2014	13.2825	13.5166	0
	07	2013	12.0164	13.2825	0
	07	2012	11.0295	12.0164	0
	07	2011	11.3428	11.0295	0
	07	2010	10.3208	11.3428	0
	07	2009	8.5266	10.3208	0
	07	2008	11.6696	8.5266	0
	07	2007	11.0235	11.6696	0
	07	2006	10.3012	11.0235	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	13.2646	12.8578	0
	08	2014	13.0617	13.2646	0
	08	2013	11.8408	13.0617	0
	08	2012	10.8908	11.8408	0
	08	2011	11.2231	10.8908	0
	08	2010	10.2328	11.2231	0
	08	2009	8.4713	10.2328	0
	08	2008	11.6178	8.4713	0
	08	2007	10.9973	11.6178	0
	08	2006	10.2977	10.9973	0

Fidelity Freedom 2015 Portfolio, Service Class 2	01	2015	14.6380	14.3163	124,997
	01	2014	14.2560	14.6380	154,087
	01	2013	12.7098	14.2560	189,417
	01	2012	11.5552	12.7098	209,182
	01	2011	11.8156	11.5552	225,301
	01	2010	10.6571	11.8156	223,049
	01	2009	8.6716	10.6571	241,424
	01	2008	12.1343	8.6716	177,513
	01	2007	11.3182	12.1343	88,139
	01	2006	10.3876	11.3182	33,619

	02	2015	14.3671	14.0227	18,428
	02	2014	14.0207	14.3671	28,009
	02	2013	12.5255	14.0207	39,555
	02	2012	11.4110	12.5255	116,221
	02	2011	11.6919	11.4110	115,811
	02	2010	10.5670	11.6919	134,718
	02	2009	8.6158	10.5670	123,646
	02	2008	12.0809	8.6158	205,465
	02	2007	11.2915	12.0809	134,960
	02	2006	10.3841	11.2915	54,920

	03	2015	14.2998	13.9500	4,401
	03	2014	13.9622	14.2998	4,426
	03	2013	12.4797	13.9622	4,452
	03	2012	11.3751	12.4797	4,478
	03	2011	11.6610	11.3751	4,505
	03	2010	10.5445	11.6610	4,532
	03	2009	8.6018	10.5445	4,899
	03	2008	12.0675	8.6018	4,928
	03	2007	11.2848	12.0675	4,957
	03	2006	10.3832	11.2848	0

	04	2015	14.1001	13.7341	20,052
	04	2014	13.7884	14.1001	26,322
	04	2013	12.3432	13.7884	26,961
	04	2012	11.2680	12.3432	28,653
	04	2011	11.5689	11.2680	38,417
	04	2010	10.4772	11.5689	44,274
	04	2009	8.5601	10.4772	46,092
	04	2008	12.0275	8.5601	73,989
	04	2007	11.2647	12.0275	32,008
	04	2006	10.3806	11.2647	7,962

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	14.0347	13.6634	0
	05	2014	13.7313	14.0347	0
	05	2013	12.2983	13.7313	0
	05	2012	11.2328	12.2983	0
	05	2011	11.5386	11.2328	0
	05	2010	10.4551	11.5386	0
	05	2009	8.5463	10.4551	0
	05	2008	12.0143	8.5463	0
	05	2007	11.2581	12.0143	0
	05	2006	10.3798	11.2581	0

	06	2015	13.8382	13.4515	0
	06	2014	13.5599	13.8382	0
	06	2013	12.1635	13.5599	0
	06	2012	11.1268	12.1635	0
	06	2011	11.4473	11.1268	0
	06	2010	10.3883	11.4473	0
	06	2009	8.5048	10.3883	0
	06	2008	11.9744	8.5048	0
	06	2007	11.2380	11.9744	0
	06	2006	10.3771	11.2380	0

	07	2015	13.7735	13.3817	0
	07	2014	13.5034	13.7735	0
	07	2013	12.1190	13.5034	0
	07	2012	11.0918	12.1190	0
	07	2011	11.4171	11.0918	0
	07	2010	10.3662	11.4171	0
	07	2009	8.4910	10.3662	0
	07	2008	11.9611	8.4910	0
	07	2007	11.2313	11.9611	0
	07	2006	10.3763	11.2313	0

	08	2015	13.5167	13.1053	0
	08	2014	13.2789	13.5167	0
	08	2013	11.9420	13.2789	0
	08	2012	10.9523	11.9420	0
	08	2011	11.2966	10.9523	0
	08	2010	10.2778	11.2966	0
	08	2009	8.4359	10.2778	0
	08	2008	11.9081	8.4359	0
	08	2007	11.2046	11.9081	0
	08	2006	10.3728	11.2046	0

Fidelity Freedom 2020 Portfolio, Service Class 2	01	2015	14.6418	14.3269	320,822
	01	2014	14.2406	14.6418	357,839
	01	2013	12.5280	14.2406	366,103
	01	2012	11.2724	12.5280	372,589
	01	2011	11.6111	11.2724	398,393
	01	2010	10.3314	11.6111	449,539
	01	2009	8.1759	10.3314	552,714
	01	2008	12.3779	8.1759	373,927
	01	2007	11.4517	12.3779	169,054
	01	2006	10.4285	11.4517	86,470

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	14.3708	14.0331	77,872
	02	2014	14.0055	14.3708	84,782
	02	2013	12.3463	14.0055	133,934
	02	2012	11.1316	12.3463	144,232
	02	2011	11.4894	11.1316	179,041
	02	2010	10.2439	11.4894	196,439
	02	2009	8.1233	10.2439	230,512
	02	2008	12.3234	8.1233	239,991
	02	2007	11.4246	12.3234	213,737
	02	2006	10.4250	11.4246	123,216

	03	2015	14.3036	13.9603	3,489
	03	2014	13.9472	14.3036	332
	03	2013	12.3012	13.9472	330
	03	2012	11.0966	12.3012	324
	03	2011	11.4591	11.0966	14,243
	03	2010	10.2222	11.4591	14,213
	03	2009	8.1101	10.2222	15,416
	03	2008	12.3098	8.1101	14,633
	03	2007	11.4178	12.3098	335
	03	2006	10.4241	11.4178	2,355

	04	2015	14.1038	13.7443	27,194
	04	2014	13.7735	14.1038	18,573
	04	2013	12.1666	13.7735	19,222
	04	2012	10.9922	12.1666	47,374
	04	2011	11.3687	10.9922	55,922
	04	2010	10.1570	11.3687	59,692
	04	2009	8.0708	10.1570	259,171
	04	2008	12.2690	8.0708	96,222
	04	2007	11.3975	12.2690	151,913
	04	2006	10.4215	11.3975	39,985

	05	2015	14.0383	13.6735	8,012
	05	2014	13.7165	14.0383	8,373
	05	2013	12.1224	13.7165	8,415
	05	2012	10.9578	12.1224	8,458
	05	2011	11.3388	10.9578	8,500
	05	2010	10.1355	11.3388	8,548
	05	2009	8.0578	10.1355	8,595
	05	2008	12.2555	8.0578	8,643
	05	2007	11.3908	12.2555	8,693
	05	2006	10.4206	11.3908	8,736

	06	2015	13.8418	13.4614	6,318
	06	2014	13.5453	13.8418	6,322
	06	2013	11.9895	13.5453	6,325
	06	2012	10.8545	11.9895	6,329
	06	2011	11.2491	10.8545	6,333
	06	2010	10.0707	11.2491	6,338
	06	2009	8.0186	10.0707	12,239
	06	2008	12.2147	8.0186	6,347
	06	2007	11.3705	12.2147	10,062
	06	2006	10.4180	11.3705	12,640

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	13.7771	13.3916	0
	07	2014	13.4888	13.7771	0
	07	2013	11.9456	13.4888	0
	07	2012	10.8203	11.9456	0
	07	2011	11.2194	10.8203	0
	07	2010	10.0493	11.2194	0
	07	2009	8.0056	10.0493	12,760
	07	2008	12.2012	8.0056	0
	07	2007	11.3638	12.2012	0
	07	2006	10.4171	11.3638	0

	08	2015	13.5203	13.1150	0
	08	2014	13.2645	13.5203	0
	08	2013	11.7711	13.2645	0
	08	2012	10.6842	11.7711	0
	08	2011	11.1011	10.6842	0
	08	2010	9.9637	11.1011	0
	08	2009	7.9537	9.9637	2,044
	08	2008	12.1471	7.9537	0
	08	2007	11.3367	12.1471	0
	08	2006	10.4136	11.3367	0

Fidelity Mid Cap Portfolio, Service Class 2	01	2015	16.5345	15.9888	584,246
	01	2014	15.8636	16.5345	702,104
	01	2013	11.8774	15.8636	910,016
	01	2012	10.5478	11.8774	1,138,356
	01	2011	12.0362	10.5478	1,296,055
	01	2010	9.5232	12.0362	1,552,781
	01	2009	6.9321	9.5232	1,561,522
	01	2008	11.6777	6.9321	1,604,909
	01	2007	10.0000	11.6777	1,230,166

	02	2015	16.2730	15.7038	367,738
	02	2014	15.6445	16.2730	443,767
	02	2013	11.7372	15.6445	577,680
	02	2012	10.4447	11.7372	712,389
	02	2011	11.9427	10.4447	779,268
	02	2010	9.4685	11.9427	941,639
	02	2009	6.9064	9.4685	1,026,548
	02	2008	11.6582	6.9064	1,205,079
	02	2007	10.0000	11.6582	963,511

	03	2015	16.2079	15.6331	7,724
	03	2014	15.5900	16.2079	8,067
	03	2013	11.7023	15.5900	12,551
	03	2012	10.4189	11.7023	14,822
	03	2011	11.9193	10.4189	18,341
	03	2010	9.4548	11.9193	17,865
	03	2009	6.8999	9.4548	21,541
	03	2008	11.6532	6.8999	35,127
	03	2007	10.0000	11.6532	15,582

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	16.0145	15.4228	85,162
	04	2014	15.4276	16.0145	122,747
	04	2013	11.5981	15.4276	165,796
	04	2012	10.3421	11.5981	191,712
	04	2011	11.8496	10.3421	224,292
	04	2010	9.4139	11.8496	329,631
	04	2009	6.8806	9.4139	246,068
	04	2008	11.6385	6.8806	283,366
	04	2007	10.0000	11.6385	190,000

	05	2015	15.9510	15.3539	375
	05	2014	15.3742	15.9510	0
	05	2013	11.5638	15.3742	0
	05	2012	10.3168	11.5638	0
	05	2011	11.8266	10.3168	0
	05	2010	9.4003	11.8266	1,767
	05	2009	6.8742	9.4003	2,101
	05	2008	11.6337	6.8742	0
	05	2007	10.0000	11.6337	0

	06	2015	15.7602	15.1469	0
	06	2014	15.2136	15.7602	0
	06	2013	11.4607	15.2136	0
	06	2012	10.2406	11.4607	0
	06	2011	11.7572	10.2406	0
	06	2010	9.3596	11.7572	0
	06	2009	6.8549	9.3596	0
	06	2008	11.6189	6.8549	0
	06	2007	10.0000	11.6189	3,396

	07	2015	15.6973	15.0787	0
	07	2014	15.1606	15.6973	0
	07	2013	11.4266	15.1606	331
	07	2012	10.2153	11.4266	410
	07	2011	11.7343	10.2153	423
	07	2010	9.3460	11.7343	6,223
	07	2009	6.8485	9.3460	3,059
	07	2008	11.6140	6.8485	1,822
	07	2007	10.0000	11.6140	914

	08	2015	15.4471	14.8080	0
	08	2014	14.9497	15.4471	0
	08	2013	11.2907	14.9497	0
	08	2012	10.1147	11.2907	0
	08	2011	11.6425	10.1147	0
	08	2010	9.2920	11.6425	0
	08	2009	6.8228	9.2920	0
	08	2008	11.5944	6.8228	0
	08	2007	10.0000	11.5944	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
First Eagle Overseas Variable Fund	01	2015	13.2227	13.2373	2,372,712
	01	2014	13.6183	13.2227	2,807,239
	01	2013	12.2332	13.6183	3,138,290
	01	2012	10.8384	12.2332	3,421,590
	01	2011	11.7661	10.8384	3,882,774
	01	2010	10.0440	11.7661	4,141,915
	01	2009	8.4967	10.0440	3,929,320
	01	2008	10.6485	8.4967	2,091,252
	01	2007	10.0000	10.6485	1,183,563

	02	2015	13.0135	13.0014	1,517,842
	02	2014	13.4302	13.0135	1,673,640
	02	2013	12.0888	13.4302	1,824,829
	02	2012	10.7324	12.0888	1,898,902
	02	2011	11.6748	10.7324	2,066,175
	02	2010	9.9864	11.6748	2,164,896
	02	2009	8.4652	9.9864	2,152,636
	02	2008	10.6307	8.4652	1,266,500
	02	2007	10.0000	10.6307	559,524

	03	2015	12.9615	12.9428	42,667
	03	2014	13.3834	12.9615	51,746
	03	2013	12.0528	13.3834	62,590
	03	2012	10.7060	12.0528	74,733
	03	2011	11.6520	10.7060	80,086
	03	2010	9.9719	11.6520	72,805
	03	2009	8.4573	9.9719	55,880
	03	2008	10.6262	8.4573	36,278
	03	2007	10.0000	10.6262	38,312

	04	2015	12.8069	12.7688	282,450
	04	2014	13.2440	12.8069	318,588
	04	2013	11.9455	13.2440	332,808
	04	2012	10.6271	11.9455	358,196
	04	2011	11.5838	10.6271	433,164
	04	2010	9.9288	11.5838	483,961
	04	2009	8.4336	9.9288	359,954
	04	2008	10.6128	8.4336	202,133
	04	2007	10.0000	10.6128	106,182

	05	2015	12.7561	12.7117	1,527
	05	2014	13.1982	12.7561	1,716
	05	2013	11.9103	13.1982	1,669
	05	2012	10.6011	11.9103	1,847
	05	2011	11.5613	10.6011	1,934
	05	2010	9.9145	11.5613	0
	05	2009	8.4258	9.9145	0
	05	2008	10.6083	8.4258	0
	05	2007	10.0000	10.6083	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	12.6035	12.5404	0
	06	2014	13.0604	12.6035	0
	06	2013	11.8040	13.0604	2,311
	06	2012	10.5228	11.8040	3,913
	06	2011	11.4935	10.5228	4,606
	06	2010	9.8716	11.4935	4,742
	06	2009	8.4021	9.8716	1,379
	06	2008	10.5949	8.4021	0
	06	2007	10.0000	10.5949	0

	07	2015	12.5532	12.4839	845
	07	2014	13.0149	12.5532	932
	07	2013	11.7689	13.0149	967
	07	2012	10.4969	11.7689	1,049
	07	2011	11.4711	10.4969	1,146
	07	2010	9.8573	11.4711	0
	07	2009	8.3943	9.8573	2,373
	07	2008	10.5904	8.3943	0
	07	2007	10.0000	10.5904	0

	08	2015	12.3532	12.2598	19
	08	2014	12.8338	12.3532	21
	08	2013	11.6290	12.8338	22
	08	2012	10.3935	11.6290	31
	08	2011	11.3814	10.3935	0
	08	2010	9.8003	11.3814	0
	08	2009	8.3629	9.8003	0
	08	2008	10.5725	8.3629	0
	08	2007	10.0000	10.5725	0

Franklin Founding Funds Allocation VIP Fund, Class 2	01	2015	13.1748	12.1461	350,135
	01	2014	13.0314	13.1748	428,626
	01	2013	10.7107	13.0314	450,204
	01	2012	9.4482	10.7107	587,914
	01	2011	9.7617	9.4482	653,508
	01	2010	9.0069	9.7617	747,283
	01	2009	7.0345	9.0069	797,248
	01	2008	10.0000	7.0345	635,579

	02	2015	12.9932	11.9544	172,218
	02	2014	12.8781	12.9932	206,102
	02	2013	10.6062	12.8781	312,436
	02	2012	9.3751	10.6062	305,179
	02	2011	9.7060	9.3751	332,491
	02	2010	8.9737	9.7060	378,677
	02	2009	7.0229	8.9737	594,268
	02	2008	10.0000	7.0229	549,759

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	12.9480	11.9067	0
	03	2014	12.8399	12.9480	0
	03	2013	10.5801	12.8399	0
	03	2012	9.3569	10.5801	0
	03	2011	9.6921	9.3569	0
	03	2010	8.9654	9.6921	0
	03	2009	7.0200	8.9654	0
	03	2008	10.0000	7.0200	0

	04	2015	12.8135	11.7649	13,467
	04	2014	12.7259	12.8135	61,437
	04	2013	10.5023	12.7259	77,549
	04	2012	9.3024	10.5023	74,816
	04	2011	9.6504	9.3024	80,240
	04	2010	8.9405	9.6504	86,054
	04	2009	7.0112	8.9405	93,577
	04	2008	10.0000	7.0112	77,984

	05	2015	12.7693	11.7184	0
	05	2014	12.6885	12.7693	0
	05	2013	10.4767	12.6885	0
	05	2012	9.2845	10.4767	0
	05	2011	9.6367	9.2845	0
	05	2010	8.9323	9.6367	0
	05	2009	7.0084	8.9323	0
	05	2008	10.0000	7.0084	0

	06	2015	12.6362	11.5785	0
	06	2014	12.5756	12.6362	0
	06	2013	10.3995	12.5756	0
	06	2012	9.2303	10.3995	0
	06	2011	9.5951	9.2303	0
	06	2010	8.9075	9.5951	0
	06	2009	6.9996	8.9075	0
	06	2008	10.0000	6.9996	0

	07	2015	12.5923	11.5323	0
	07	2014	12.5383	12.5923	0
	07	2013	10.3739	12.5383	0
	07	2012	9.2123	10.3739	0
	07	2011	9.5813	9.2123	0
	07	2010	8.8992	9.5813	0
	07	2009	6.9967	8.8992	0
	07	2008	10.0000	6.9967	0

	08	2015	12.4175	11.3489	35
	08	2014	12.3896	12.4175	37
	08	2013	10.2719	12.3896	41
	08	2012	9.1406	10.2719	0
	08	2011	9.5262	9.1406	0
	08	2010	8.8662	9.5262	0
	08	2009	6.9851	8.8662	0
	08	2008	10.0000	6.9851	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Franklin Income VIP Fund, Class 2	01	2015	13.3355	12.1841	819,191
	01	2014	12.9676	13.3355	921,935
	01	2013	11.5777	12.9676	1,044,628
	01	2012	10.4560	11.5777	1,129,005
	01	2011	10.3887	10.4560	1,232,639
	01	2010	9.3796	10.3887	1,282,679
	01	2009	7.0369	9.3796	1,063,552
	01	2008	10.1772	7.0369	831,198
	01	2007	10.0000	10.1772	575,047

	02	2015	13.1246	11.9670	163,130
	02	2014	12.7885	13.1246	214,582
	02	2013	11.4410	12.7885	232,294
	02	2012	10.3537	11.4410	265,931
	02	2011	10.3080	10.3537	346,428
	02	2010	9.3257	10.3080	341,100
	02	2009	7.0107	9.3257	317,565
	02	2008	10.1602	7.0107	280,914
	02	2007	10.0000	10.1602	168,438

	03	2015	13.0722	11.9131	4,718
	03	2014	12.7439	13.0722	19,742
	03	2013	11.4070	12.7439	26,665
	03	2012	10.3282	11.4070	26,983
	03	2011	10.2879	10.3282	27,641
	03	2010	9.3123	10.2879	28,202
	03	2009	7.0042	9.3123	25,602
	03	2008	10.1559	7.0042	26,122
	03	2007	10.0000	10.1559	0

	04	2015	12.9162	11.7529	101,001
	04	2014	12.6112	12.9162	132,267
	04	2013	11.3055	12.6112	172,704
	04	2012	10.2521	11.3055	170,423
	04	2011	10.2277	10.2521	173,862
	04	2010	9.2719	10.2277	160,393
	04	2009	6.9846	9.2719	153,893
	04	2008	10.1430	6.9846	121,947
	04	2007	10.0000	10.1430	83,062

	05	2015	12.8650	11.7004	0
	05	2014	12.5676	12.8650	0
	05	2013	11.2721	12.5676	0
	05	2012	10.2271	11.2721	0
	05	2011	10.2079	10.2271	0
	05	2010	9.2587	10.2079	0
	05	2009	6.9781	9.2587	0
	05	2008	10.1388	6.9781	0
	05	2007	10.0000	10.1388	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	12.7111	11.5427	0
	06	2014	12.4363	12.7111	0
	06	2013	11.1716	12.4363	0
	06	2012	10.1515	11.1716	0
	06	2011	10.1480	10.1515	0
	06	2010	9.2185	10.1480	0
	06	2009	6.9585	9.2185	0
	06	2008	10.1260	6.9585	0
	06	2007	10.0000	10.1260	0

	07	2015	12.6604	11.4907	0
	07	2014	12.3930	12.6604	0
	07	2013	11.1384	12.3930	0
	07	2012	10.1265	11.1384	0
	07	2011	10.1282	10.1265	0
	07	2010	9.2052	10.1282	0
	07	2009	6.9520	9.2052	0
	07	2008	10.1217	6.9520	98
	07	2007	10.0000	10.1217	0

	08	2015	12.4587	11.2845	0
	08	2014	12.2206	12.4587	0
	08	2013	11.0060	12.2206	0
	08	2012	10.0268	11.0060	0
	08	2011	10.0490	10.0268	0
	08	2010	9.1520	10.0490	0
	08	2009	6.9260	9.1520	0
	08	2008	10.1046	6.9260	0
	08	2007	10.0000	10.1046	0

Franklin Mutual Shares VIP Fund, Class 2	01	2015	21.3636	19.9638	916,305
	01	2014	20.2881	21.3636	997,080
	01	2013	16.0912	20.2881	1,154,755
	01	2012	14.3298	16.0912	1,393,404
	01	2011	14.7306	14.3298	1,569,838
	01	2010	13.4765	14.7306	1,781,553
	01	2009	10.8764	13.4765	1,793,205
	01	2008	17.5943	10.8764	937,383
	01	2007	17.2983	17.5943	539,111
	01	2006	14.8644	17.2983	132,946

	02	2015	20.8393	19.4341	477,718
	02	2014	19.8305	20.8393	498,745
	02	2013	15.7603	19.8305	594,288
	02	2012	14.0638	15.7603	692,383
	02	2011	14.4866	14.0638	792,850
	02	2010	13.2803	14.4866	861,954
	02	2009	10.7399	13.2803	903,255
	02	2008	17.4091	10.7399	541,921
	02	2007	17.1513	17.4091	411,665
	02	2006	14.7681	17.1513	211,769

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	20.7097	19.3034	23,143
	03	2014	19.7173	20.7097	34,762
	03	2013	15.6783	19.7173	36,466
	03	2012	13.9979	15.6783	42,691
	03	2011	14.4260	13.9979	57,003
	03	2010	13.2315	14.4260	57,439
	03	2009	10.7059	13.2315	52,623
	03	2008	17.3630	10.7059	47,545
	03	2007	17.1146	17.3630	7,221
	03	2006	14.7440	17.1146	7,377

	04	2015	20.3259	18.9167	85,286
	04	2014	19.3816	20.3259	104,951
	04	2013	15.4350	19.3816	145,278
	04	2012	13.8019	15.4350	169,484
	04	2011	14.2459	13.8019	199,804
	04	2010	13.0863	14.2459	204,766
	04	2009	10.6046	13.0863	221,319
	04	2008	17.2252	10.6046	158,743
	04	2007	17.0051	17.2252	156,256
	04	2006	14.6720	17.0051	124,667

	05	2015	20.2005	18.7904	0
	05	2014	19.2717	20.2005	0
	05	2013	15.3553	19.2717	0
	05	2012	13.7376	15.3553	0
	05	2011	14.1867	13.7376	0
	05	2010	13.0385	14.1867	0
	05	2009	10.5713	13.0385	0
	05	2008	17.1799	10.5713	0
	05	2007	16.9690	17.1799	1,548
	05	2006	14.6482	16.9690	1,504

	06	2015	19.8252	18.4130	0
	06	2014	18.9428	19.8252	0
	06	2013	15.1165	18.9428	1,602
	06	2012	13.5448	15.1165	7,542
	06	2011	14.0091	13.5448	7,742
	06	2010	12.8951	14.0091	10,119
	06	2009	10.4710	12.8951	16,186
	06	2008	17.0432	10.4710	16,217
	06	2007	16.8600	17.0432	24,686
	06	2006	14.5765	16.8600	24,734

	07	2015	18.8130	17.4640	0
	07	2014	17.9849	18.8130	0
	07	2013	14.3593	17.9849	0
	07	2012	12.8730	14.3593	1,047
	07	2011	13.3210	12.8730	1,063
	07	2010	12.2680	13.3210	1,033
	07	2009	9.9670	12.2680	1,037
	07	2008	16.2311	9.9670	1,040
	07	2007	16.0649	16.2311	911
	07	2006	13.8961	16.0649	905

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	18.3689	17.0167	14
	08	2014	17.5963	18.3689	14
	08	2013	14.0779	17.5963	16
	08	2012	12.6468	14.0779	25
	08	2011	13.1138	12.6468	0
	08	2010	12.1019	13.1138	0
	08	2009	9.8522	12.1019	0
	08	2008	16.0773	9.8522	0
	08	2007	15.9456	16.0773	0
	08	2006	13.8212	15.9456	0

Franklin Small Cap Value VIP Fund, Class 2	01	2015	29.6076	26.9543	103,241
	01	2014	29.9486	29.6076	110,563
	01	2013	22.3625	29.9486	130,154
	01	2012	19.2174	22.3625	156,121
	01	2011	20.3129	19.2174	182,546
	01	2010	16.1156	20.3129	180,678
	01	2009	12.6934	16.1156	195,562
	01	2008	19.2794	12.6934	121,923
	01	2007	20.0929	19.2794	145,969
	01	2006	17.4724	20.0929	76,212

	02	2015	28.8808	26.2391	44,479
	02	2014	29.2731	28.8808	53,607
	02	2013	21.9025	29.2731	83,997
	02	2012	18.8607	21.9025	110,493
	02	2011	19.9765	18.8607	130,545
	02	2010	15.8810	19.9765	145,194
	02	2009	12.5341	15.8810	157,091
	02	2008	19.0765	12.5341	168,929
	02	2007	19.9222	19.0765	195,874
	02	2006	17.3592	19.9222	135,184

	03	2015	28.7013	26.0627	1,042
	03	2014	29.1060	28.7013	1,003
	03	2013	21.7887	29.1060	3,395
	03	2012	18.7723	21.7887	3,297
	03	2011	19.8930	18.7723	3,961
	03	2010	15.8227	19.8930	3,960
	03	2009	12.4945	15.8227	2,622
	03	2008	19.0260	12.4945	1,421
	03	2007	19.8796	19.0260	0
	03	2006	17.3309	19.8796	0

	04	2015	28.1693	25.5404	34,038
	04	2014	28.6103	28.1693	33,783
	04	2013	21.4504	28.6103	44,970
	04	2012	18.5094	21.4504	41,329
	04	2011	19.6444	18.5094	49,214
	04	2010	15.6489	19.6444	69,603
	04	2009	12.3763	15.6489	60,835
	04	2008	18.8750	12.3763	63,046
	04	2007	19.7524	18.8750	71,652
	04	2006	17.2463	19.7524	46,997

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	27.9954	25.3699	0
	05	2014	28.4482	27.9954	0
	05	2013	21.3397	28.4482	0
	05	2012	18.4232	21.3397	0
	05	2011	19.5629	18.4232	0
	05	2010	15.5919	19.5629	0
	05	2009	12.3374	15.5919	0
	05	2008	18.8254	12.3374	0
	05	2007	19.7104	18.8254	0
	05	2006	17.2184	19.7104	405

	06	2015	27.4753	24.8603	0
	06	2014	27.9626	27.4753	0
	06	2013	21.0077	27.9626	799
	06	2012	18.1646	21.0077	784
	06	2011	19.3179	18.1646	864
	06	2010	15.4202	19.3179	864
	06	2009	12.2204	15.4202	864
	06	2008	18.6756	12.2204	865
	06	2007	19.5839	18.6756	2,311
	06	2006	17.1341	19.5839	2,306

	07	2015	25.7492	23.2866	0
	07	2014	26.2193	25.7492	0
	07	2013	19.7081	26.2193	0
	07	2012	17.0497	19.7081	766
	07	2011	18.1414	17.0497	806
	07	2010	14.4885	18.1414	755
	07	2009	11.4879	14.4885	872
	07	2008	17.5652	11.4879	4,425
	07	2007	18.4289	17.5652	3,954
	07	2006	16.1318	18.4289	3,645

	08	2015	25.1413	22.6902	10
	08	2014	25.6529	25.1413	10
	08	2013	19.3219	25.6529	11
	08	2012	16.7501	19.3219	0
	08	2011	17.8591	16.7501	0
	08	2010	14.2923	17.8591	0
	08	2009	11.3556	14.2923	0
	08	2008	17.3988	11.3556	0
	08	2007	18.2921	17.3988	0
	08	2006	16.0448	18.2921	0

Franklin Strategic Income VIP Fund, Class 2	01	2015	13.8117	13.0516	119,770
	01	2014	13.7938	13.8117	159,079
	01	2013	13.5820	13.7938	187,291
	01	2012	12.2552	13.5820	199,805
	01	2011	12.1537	12.2552	220,169
	01	2010	11.1471	12.1537	238,113
	01	2009	9.0178	11.1471	184,314
	01	2008	10.3355	9.0178	67,650
	01	2007	10.0000	10.3355	54,255

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	13.5932	12.8190	66,020
	02	2014	13.6033	13.5932	81,401
	02	2013	13.4217	13.6033	86,056
	02	2012	12.1353	13.4217	122,455
	02	2011	12.0593	12.1353	155,754
	02	2010	11.0831	12.0593	155,165
	02	2009	8.9843	11.0831	150,350
	02	2008	10.3182	8.9843	45,853
	02	2007	10.0000	10.3182	28,686

	03	2014	13.5389	12.7613	4,068
	03	2014	13.5559	13.5389	4,040
	03	2013	13.3818	13.5559	5,203
	03	2012	12.1055	13.3818	3,006
	03	2011	12.0358	12.1055	3,054
	03	2010	11.0671	12.0358	3,124
	03	2009	8.9759	11.0671	3,072
	03	2008	10.3139	8.9759	1,026
	03	2007	10.0000	10.3139	0

	04	2015	13.3774	12.5898	58,977
	04	2014	13.4147	13.3774	79,929
	04	2013	13.2628	13.4147	58,533
	04	2012	12.0163	13.2628	58,711
	04	2011	11.9654	12.0163	61,288
	04	2010	11.0193	11.9654	61,630
	04	2009	8.9508	11.0193	66,507
	04	2008	10.3008	8.9508	49,232
	04	2007	10.0000	10.3008	35,283

	05	2015	13.3244	12.5335	0
	05	2014	13.3683	13.3244	1,655
	05	2013	13.2236	13.3683	1,621
	05	2012	11.9869	13.2236	1,655
	05	2011	11.9422	11.9869	1,691
	05	2010	11.0035	11.9422	1,766
	05	2009	8.9425	11.0035	1,768
	05	2008	10.2965	8.9425	0
	05	2007	10.0000	10.2965	0

	06	2015	13.1651	12.3646	0
	06	2014	13.2288	13.1651	0
	06	2013	13.1057	13.2288	0
	06	2012	11.8984	13.1057	0
	06	2011	11.8722	11.8984	0
	06	2010	10.9558	11.8722	0
	06	2009	8.9174	10.9558	0
	06	2008	10.2835	8.9174	0
	06	2007	10.0000	10.2835	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	13.1125	12.3089	0
	07	2014	13.1827	13.1125	0
	07	2013	13.0667	13.1827	0
	07	2012	11.8691	13.0667	0
	07	2011	11.8490	11.8691	0
	07	2010	10.9399	11.8490	0
	07	2009	8.9091	10.9399	0
	07	2008	10.2792	8.9091	0
	07	2007	10.0000	10.2792	0

	08	2015	12.9036	12.0880	0
	08	2014	12.9993	12.9036	0
	08	2013	12.9114	12.9993	0
	08	2012	11.7522	12.9114	0
	08	2011	11.7563	11.7522	0
	08	2010	10.8767	11.7563	0
	08	2009	8.8757	10.8767	0
	08	2008	10.2618	8.8757	0
	08	2007	10.0000	10.2618	0

Catalyst Dividend Capture VA Fund	01	2015	14.4778	13.7967	14,323
	01	2014	13.3698	14.4778	37,646
	01	2013	11.3376	13.3698	63,285
	01	2012	10.3481	11.3376	76,715
	01	2011	9.8314	10.3481	83,181
	01	2010	8.6875	9.8314	89,049
	01	2009	7.0643	8.6875	74,299
	01	2008	9.9934	7.0643	28,645
	01	2007	10.0000	9.9934	0

	02	2015	14.2716	13.5725	5,301
	02	2014	13.2061	14.2716	5,909
	02	2013	11.2217	13.2061	9,287
	02	2012	10.2633	11.2217	9,919
	02	2011	9.7707	10.2633	10,562
	02	2010	8.6514	9.7707	11,533
	02	2009	7.0493	8.6514	16,942
	02	2008	9.9926	7.0493	6,093
	02	2007	10.0000	9.9926	0

	03	2015	14.2202	13.5168	0
	03	2014	13.1654	14.2202	0
	03	2013	11.1928	13.1654	0
	03	2012	10.2421	11.1928	0
	03	2011	9.7555	10.2421	0
	03	2010	8.6424	9.7555	0
	03	2009	7.0455	8.6424	0
	03	2008	9.9924	7.0455	0
	03	2007	10.0000	9.9924	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	14.0675	13.3511	0
	04	2014	13.0439	14.0675	0
	04	2013	11.1065	13.0439	2,060
	04	2012	10.1788	11.1065	2,899
	04	2011	9.7100	10.1788	3,094
	04	2010	8.6153	9.7100	3,379
	04	2009	7.0342	8.6153	1,702
	04	2008	9.9918	7.0342	0
	04	2007	10.0000	9.9918	0

	05	2015	14.0173	13.2967	0
	05	2014	13.0040	14.0173	0
	05	2013	11.0781	13.0040	0
	05	2012	10.1580	11.0781	0
	05	2011	9.6951	10.1580	0
	05	2010	8.6064	9.6951	0
	05	2009	7.0305	8.6064	0
	05	2008	9.9916	7.0305	0
	05	2007	10.0000	9.9916	0

	06	2015	13.8663	13.1333	0
	06	2014	12.8837	13.8663	0
	06	2013	10.9925	12.8837	0
	06	2012	10.0951	10.9925	0
	06	2011	9.6498	10.0951	0
	06	2010	8.5794	9.6498	0
	06	2009	7.0192	8.5794	0
	06	2008	9.9910	7.0192	0
	06	2007	10.0000	9.9910	0

	07	2015	13.8165	13.0794	0
	07	2014	12.8440	13.8165	0
	07	2013	10.9642	12.8440	0
	07	2012	10.0743	10.9642	0
	07	2011	9.6348	10.0743	0
	07	2010	8.5704	9.6348	0
	07	2009	7.0155	8.5704	0
	07	2008	9.9908	7.0155	0
	07	2007	10.0000	9.9908	0

	08	2015	13.6182	12.8653	0
	08	2014	12.6857	13.6182	0
	08	2013	10.8513	12.6857	0
	08	2012	9.9911	10.8513	0
	08	2011	9.5749	9.9911	0
	08	2010	8.5346	9.5749	0
	08	2009	7.0005	8.5346	0
	08	2008	9.9901	7.0005	0
	08	2007	10.0000	9.9901	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Catalyst Insider Buying VA Fund	01	2015	14.4394	13.1767	16,797
	01	2014	14.9987	14.4394	47,624
	01	2013	11.5660	14.9987	65,733
	01	2012	9.5958	11.5660	76,957
	01	2011	9.8511	9.5958	94,381
	01	2010	7.7319	9.8511	95,341
	01	2009	5.9161	7.7319	63,914
	01	2008	10.2412	5.9161	17,852
	01	2007	10.0000	10.2412	0

	02	2015	14.2337	12.9625	3,412
	02	2014	14.8152	14.2337	4,355
	02	2013	11.4478	14.8152	6,600
	02	2012	9.5172	11.4478	7,893
	02	2011	9.7903	9.5172	8,956
	02	2010	7.6997	9.7903	9,152
	02	2009	5.9036	7.6997	15,997
	02	2008	10.2404	5.9036	7,052
	02	2007	10.0000	10.2404	0

	03	2015	14.1825	12.9093	0
	03	2014	14.7695	14.1825	0
	03	2013	11.4183	14.7695	0
	03	2012	9.4975	11.4183	0
	03	2011	9.7751	9.4975	0
	03	2010	7.6917	9.7751	0
	03	2009	5.9004	7.6917	0
	03	2008	10.2402	5.9004	0
	03	2007	10.0000	10.2402	0

	04	2015	14.0302	12.7511	1,311
	04	2014	14.6333	14.0302	1,257
	04	2013	11.3303	14.6333	2,418
	04	2012	9.4389	11.3303	3,295
	04	2011	9.7296	9.4389	3,831
	04	2010	7.6677	9.7296	3,853
	04	2009	5.8910	7.6677	1,772
	04	2008	10.2396	5.8910	1,114
	04	2007	10.0000	10.2396	0

	05	2015	13.9801	12.6991	1,311
	05	2014	14.5884	13.9801	0
	05	2013	11.3014	14.5884	0
	05	2012	9.4196	11.3014	0
	05	2011	9.7146	9.4196	0
	05	2010	7.6597	9.7146	0
	05	2009	5.8879	7.6597	0
	05	2008	10.2394	5.8879	0
	05	2007	10.0000	10.2394	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	13.8296	12.5431	0
	06	2014	14.4536	13.8296	0
	06	2013	11.2141	14.4536	0
	06	2012	9.3613	11.2141	0
	06	2011	9.6693	9.3613	0
	06	2010	7.6357	9.6693	0
	06	2009	5.8784	7.6357	0
	06	2008	10.2388	5.8784	0
	06	2007	10.0000	10.2388	0

	07	2015	13.7799	12.4916	0
	07	2014	14.4090	13.7799	0
	07	2013	11.1852	14.4090	0
	07	2012	9.3419	11.1852	0
	07	2011	9.6542	9.3419	0
	07	2010	7.6277	9.6542	0
	07	2009	5.8753	7.6277	0
	07	2008	10.2386	5.8753	0
	07	2007	10.0000	10.2386	0

	08	2015	13.5821	12.2871	0
	08	2014	14.2314	13.5821	0
	08	2013	11.0700	14.2314	0
	08	2012	9.2648	11.0700	0
	08	2011	9.5942	9.2648	0
	08	2010	7.5958	9.5942	0
	08	2009	5.8627	7.5958	0
	08	2008	10.2378	5.8627	0
	08	2007	10.0000	10.2378	0

Invesco V.I. Equity and Income Fund, Series II	01	2015	15.5541	14.8944	318,574
	01	2014	14.5476	15.5541	331,408
	01	2013	11.8501	14.5476	381,581
	01	2012	10.7272	11.8501	313,788
	01	2011	11.0560	10.7272	319,212
	01	2010	10.0392	11.0560	301,342
	01	2009	8.3378	10.0392	257,026
	01	2008	10.0000	8.3378	98,753

	02	2015	15.3397	14.6593	139,673
	02	2014	14.3764	15.3397	129,135
	02	2013	11.7345	14.3764	134,180
	02	2012	10.6443	11.7345	61,379
	02	2011	10.9929	10.6443	63,628
	02	2010	10.0023	10.9929	68,714
	02	2009	8.3240	10.0023	70,177
	02	2008	10.0000	8.3240	17,218

	03	2015	15.2864	14.6008	314
	03	2014	14.3337	15.2864	310
	03	2013	11.7057	14.3337	321
	03	2012	10.6236	11.7057	339
	03	2011	10.9771	10.6236	346
	03	2010	9.9930	10.9771	350
	03	2009	8.3206	9.9930	209
	03	2008	10.0000	8.3206	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	15.1276	14.4270	33,739
	04	2014	14.2066	15.1276	31,086
	04	2013	11.6196	14.2066	51,293
	04	2012	10.5617	11.6196	31,995
	04	2011	10.9299	10.5617	19,860
	04	2010	9.9653	10.9299	21,030
	04	2009	8.3102	9.9653	5,934
	04	2008	10.0000	8.3102	1,639

	05	2015	15.0754	14.3699	0
	05	2014	14.1647	15.0754	0
	05	2013	11.5912	14.1647	0
	05	2012	10.5413	11.5912	0
	05	2011	10.9143	10.5413	0
	05	2010	9.9561	10.9143	0
	05	2009	8.3068	9.9561	0
	05	2008	10.0000	8.3068	0

	06	2015	14.9183	14.1984	0
	06	2014	14.0387	14.9183	0
	06	2013	11.5058	14.0387	0
	06	2012	10.4798	11.5058	0
	06	2011	10.8673	10.4798	0
	06	2010	9.9284	10.8673	0
	06	2009	8.2964	9.9284	0
	06	2008	10.0000	8.2964	0

	07	2015	14.8665	14.1418	0
	07	2014	13.9971	14.8665	0
	07	2013	11.4775	13.9971	0
	07	2012	10.4594	11.4775	0
	07	2011	10.8517	10.4594	0
	07	2010	9.9193	10.8517	0
	07	2009	8.2930	9.9193	0
	07	2008	10.0000	8.2930	0

	08	2015	14.6601	13.9169	0
	08	2014	13.8311	14.6601	0
	08	2013	11.3647	13.8311	0
	08	2012	10.3780	11.3647	0
	08	2011	10.7893	10.3780	0
	08	2010	9.8824	10.7893	0
	08	2009	8.2792	9.8824	0
	08	2008	10.0000	8.2792	0

Invesco V.I. American Value Fund, Series II	01	2015	17.3525	15.4611	51,730
	01	2014	16.1243	17.3525	56,604
	01	2013	12.2472	16.1243	45,099
	01	2012	10.6428	12.2472	40,333
	01	2011	10.7377	10.6428	44,260
	01	2010	8.9402	10.7377	34,201
	01	2009	6.5354	8.9402	17,879
	01	2008	10.0000	6.5354	1,551

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	17.1133	15.2169	18,017
	02	2014	15.9345	17.1133	24,525
	02	2013	12.1277	15.9345	16,562
	02	2012	10.5605	12.1277	8,114
	02	2011	10.6764	10.5605	8,645
	02	2010	8.9072	10.6764	5,443
	02	2009	6.5246	8.9072	5,230
	02	2008	10.0000	6.5246	1,414

	03	2015	17.0539	15.1563	0
	03	2014	15.8872	17.0539	0
	03	2013	12.0979	15.8872	0
	03	2012	10.5399	12.0979	0
	03	2011	10.6610	10.5399	0
	03	2010	8.8989	10.6610	0
	03	2009	6.5219	8.8989	0
	03	2008	10.0000	6.5219	0

	04	2015	16.8766	14.9758	20,672
	04	2014	15.7462	16.8766	21,905
	04	2013	12.0089	15.7462	21,032
	04	2012	10.4786	12.0089	15,790
	04	2011	10.6152	10.4786	16,801
	04	2010	8.8742	10.6152	17,188
	04	2009	6.5138	8.8742	2,459
	04	2008	10.0000	6.5138	2,438

	05	2015	16.8183	14.9165	0
	05	2014	15.6998	16.8183	0
	05	2013	11.9796	15.6998	0
	05	2012	10.4583	11.9796	0
	05	2011	10.6000	10.4583	0
	05	2010	8.8661	10.6000	0
	05	2009	6.5111	8.8661	0
	05	2008	10.0000	6.5111	0

	06	2015	16.6432	14.7384	0
	06	2014	15.5602	16.6432	0
	06	2013	11.8913	15.5602	0
	06	2012	10.3973	11.8913	0
	06	2011	10.5543	10.3973	0
	06	2010	8.8414	10.5543	0
	06	2009	6.5029	8.8414	0
	06	2008	10.0000	6.5029	0

	07	2015	16.5853	14.6797	0
	07	2014	15.5140	16.5853	0
	07	2013	11.8621	15.5140	0
	07	2012	10.3770	11.8621	0
	07	2011	10.5391	10.3770	0
	07	2010	8.8332	10.5391	0
	07	2009	6.5002	8.8332	0
	07	2008	10.0000	6.5002	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	16.3550	14.4462	0
	08	2014	15.3300	16.3550	0
	08	2013	11.7454	15.3300	0
	08	2012	10.2962	11.7454	0
	08	2011	10.4785	10.2962	0
	08	2010	8.8004	10.4785	0
	08	2009	6.4894	8.8004	0
	08	2008	10.0000	6.4894	0

Invesco V.I. Comstock Fund, Series II	01	2015	14.3858	13.2653	190,658
	01	2014	13.4139	14.3858	207,788
	01	2013	10.0593	13.4139	228,694
	01	2012	8.6055	10.0593	166,423
	01	2011	8.9425	8.6055	185,457
	01	2010	7.8629	8.9425	219,114
	01	2009	6.2293	7.8629	225,632
	01	2008	9.8718	6.2293	147,925
	01	2007	10.0000	9.8718	101,652

	02	2015	14.1582	13.0288	140,035
	02	2014	13.2285	14.1582	160,206
	02	2013	9.9405	13.2285	165,496
	02	2012	8.5213	9.9405	142,091
	02	2011	8.8731	8.5213	165,470
	02	2010	7.8177	8.8731	172,302
	02	2009	6.2061	7.8177	160,377
	02	2008	9.8552	6.2061	139,445
	02	2007	10.0000	9.8552	105,927

	03	2015	14.1016	12.9701	635
	03	2014	13.1824	14.1016	957
	03	2013	9.9109	13.1824	1,541
	03	2012	8.5003	9.9109	0
	03	2011	8.8557	8.5003	0
	03	2010	7.8064	8.8557	0
	03	2009	6.2003	7.8064	0
	03	2008	9.8511	6.2003	0
	03	2007	10.0000	9.8511	0

	04	2015	13.9333	12.7957	43,117
	04	2014	13.0451	13.9333	43,191
	04	2013	9.8227	13.0451	45,256
	04	2012	8.4376	9.8227	42,388
	04	2011	8.8039	8.4376	54,032
	04	2010	7.7726	8.8039	53,318
	04	2009	6.1829	7.7726	62,832
	04	2008	9.8386	6.1829	54,322
	04	2007	10.0000	9.8386	27,588

	05	2015	13.8780	12.7384	0
	05	2014	12.9999	13.8780	0
	05	2013	9.7936	12.9999	0
	05	2012	8.4170	9.7936	0
	05	2011	8.7868	8.4170	0
	05	2010	7.7615	8.7868	0
	05	2009	6.1772	7.7615	0
	05	2008	9.8345	6.1772	0
	05	2007	10.0000	9.8345	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	13.7120	12.5667	0
	06	2014	12.8641	13.7120	0
	06	2013	9.7062	12.8641	0
	06	2012	8.3548	9.7062	0
	06	2011	8.7352	8.3548	0
	06	2010	7.7278	8.7352	0
	06	2009	6.1598	7.7278	0
	06	2008	9.8220	6.1598	0
	06	2007	10.0000	9.8220	0

	07	2015	13.6572	12.5101	0
	07	2014	12.8193	13.6572	0
	07	2013	9.6774	12.8193	0
	07	2012	8.3342	9.6774	0
	07	2011	8.7182	8.3342	0
	07	2010	7.7166	8.7182	0
	07	2009	6.1541	7.7166	0
	07	2008	9.8179	6.1541	0
	07	2007	10.0000	9.8179	0

	08	2015	13.4395	12.2855	38
	08	2014	12.6409	13.4395	39
	08	2013	9.5622	12.6409	46
	08	2012	8.2520	9.5622	38
	08	2011	8.6499	8.2520	0
	08	2010	7.6719	8.6499	0
	08	2009	6.1310	7.6719	0
	08	2008	9.8013	6.1310	0
	08	2007	10.0000	9.8013	0

Invesco V.I. International Growth Fund, Series II	01	2015	13.2970	12.7290	84,493
	01	2014	13.5148	13.2970	31,638
	01	2013	11.5808	13.5148	12,067
	01	2012	10.2226	11.5808	0
	01	2011	10.0000	10.2226	0

	02	2015	13.2083	12.6184	17,665
	02	2014	13.4520	13.2083	18,381
	02	2013	11.5505	13.4520	2,023
	02	2012	10.2168	11.5505	0
	02	2011	10.0000	10.2168	0

	03	2015	13.1861	12.5908	0
	03	2014	13.4363	13.1861	0
	03	2013	11.5429	13.4363	0
	03	2012	10.2153	11.5429	0
	03	2011	10.0000	10.2153	0

	04	2015	13.1199	12.5084	7,905
	04	2014	13.3894	13.1199	6,478
	04	2013	11.5202	13.3894	13,212
	04	2012	10.2109	11.5202	0
	04	2011	10.0000	10.2109	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	13.0981	12.4812	0
	05	2014	13.3739	13.0981	0
	05	2013	11.5127	13.3739	0
	05	2012	10.2095	11.5127	0
	05	2011	10.0000	10.2095	0

	06	2015	13.0321	12.3993	0
	06	2014	13.3270	13.0321	0
	06	2013	11.4900	13.3270	51
	06	2012	10.2051	11.4900	0
	06	2011	10.0000	10.2051	0

	07	2015	13.0103	12.3722	0
	07	2014	13.3115	13.0103	0
	07	2013	11.4825	13.3115	0
	07	2012	10.2036	11.4825	0
	07	2011	10.0000	10.2036	0

	08	2015	12.9229	12.2639	0
	08	2014	13.2493	12.9229	0
	08	2013	11.4522	13.2493	0
	08	2012	10.1978	11.4522	0
	08	2011	10.0000	10.1978	0

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	01	2015	10.2889	10.2015	237,976
	01	2014	9.9959	10.2889	191,674
	01	2013	10.3488	9.9959	127,509
	01	2012	10.0208	10.3488	28,092
	01	2011	10.0000	10.0208	16,824

	02	2015	10.2203	12.6184	105,887
	02	2014	9.9495	10.2203	105,559
	02	2013	10.3217	9.9495	36,936
	02	2012	10.0151	10.3217	8,777
	02	2011	10.0000	10.0151	0

	03	2015	10.2032	12.5908	0
	03	2014	9.9379	10.2032	0
	03	2013	10.3150	9.9379	0
	03	2012	10.0137	10.3150	0
	03	2011	10.0000	10.0137	0

	04	2015	10.1519	12.5084	99,351
	04	2014	9.9031	10.1519	102,310
	04	2013	10.2947	9.9031	67,531
	04	2012	10.0094	10.2947	1,621
	04	2011	10.0000	10.0094	0

	05	2015	10.1350	12.4812	0
	05	2014	9.8916	10.1350	0
	05	2013	10.2880	9.8916	0
	05	2012	10.0080	10.2880	0
	05	2011	10.0000	10.0080	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	10.0840	12.3993	0
	06	2014	9.8570	10.0840	0
	06	2013	10.2677	9.8570	0
	06	2012	10.0037	10.2677	0
	06	2011	10.0000	10.0037	0

	07	2015	10.0671	12.3722	0
	07	2014	9.8455	10.0671	0
	07	2013	10.2609	9.8455	0
	07	2012	10.0022	10.2609	0
	07	2011	10.0000	10.0022	0

	08	2015	9.9995	12.2639	0
	08	2014	9.7994	9.9995	0
	08	2013	10.2339	9.7994	0
	08	2012	9.9965	10.2339	71
	08	2011	10.0000	9.9965	0

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	01	2015	17.7592	17.5602	72,745
	01	2014	15.9022	17.7592	80,530
	01	2013	11.9038	15.9022	29,379
	01	2012	10.3263	11.9038	19,052
	01	2011	10.0000	10.3263	0

	02	2015	17.6409	17.4077	31,994
	02	2014	15.8285	17.6409	29,198
	02	2013	11.8727	15.8285	13,562
	02	2012	10.3204	11.8727	3,853
	02	2011	10.0000	10.3204	0

	03	2015	17.6113	17.3696	5,964
	03	2014	15.8100	17.6113	0
	03	2013	11.8649	15.8100	0
	03	2012	10.3189	11.8649	0
	03	2011	10.0000	10.3189	0

	04	2015	17.5228	17.2559	22,249
	04	2014	15.7547	17.5228	34,485
	04	2013	11.8416	15.7547	3,050
	04	2012	10.3145	11.8416	0
	04	2011	10.0000	10.3145	0

	05	2015	17.4937	17.2184	0
	05	2014	15.7365	17.4937	0
	05	2013	11.8338	15.7365	0
	05	2012	10.3131	11.8338	0
	05	2011	10.0000	10.3131	0

	06	2015	17.4056	17.1055	0
	06	2014	15.6814	17.4056	0
	06	2013	11.8105	15.6814	0
	06	2012	10.3086	11.8105	0
	06	2011	10.0000	10.3086	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	17.3764	17.0681	0
	07	2014	15.6631	17.3764	0
	07	2013	11.8027	15.6631	0
	07	2012	10.3072	11.8027	0
	07	2011	10.0000	10.3072	0

	08	2015	17.2598	16.9187	0
	08	2014	15.5899	17.2598	0
	08	2013	11.7717	15.5899	0
	08	2012	10.3013	11.7717	0
	08	2011	10.0000	10.3013	0

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	01	2015	9.7483	7.6607	413,897
	01	2014	10.3992	9.7483	426,020
	01	2013	10.7122	10.3992	440,416
	01	2012	8.9293	10.7122	398,763
	01	2011	11.0775	8.9293	465,278
	01	2010	9.1843	11.0775	473,487
	01	2009	5.5008	9.1843	404,866
	01	2008	10.0000	5.5008	267,806

	02	2015	9.6139	7.5396	185,406
	02	2014	10.2767	9.6139	200,614
	02	2013	10.6077	10.2767	209,030
	02	2012	8.8603	10.6077	202,793
	02	2011	11.0142	8.8603	248,225
	02	2010	9.1505	11.0142	251,247
	02	2009	5.4917	9.1505	230,389
	02	2008	10.0000	5.4917	188,150

	03	2015	9.5805	7.5096	3,800
	03	2014	10.2462	9.5805	3,279
	03	2013	10.5816	10.2462	3,140
	03	2012	8.8431	10.5816	2,448
	03	2011	10.9984	8.8431	2,609
	03	2010	9.1420	10.9984	3,904
	03	2009	5.4894	9.1420	5,100
	03	2008	10.0000	5.4894	6,034

	04	2015	9.4809	7.4201	57,212
	04	2014	10.1552	9.4809	56,538
	04	2013	10.5037	10.1552	56,502
	04	2012	8.7915	10.5037	78,165
	04	2011	10.9511	8.7915	81,902
	04	2010	9.1166	10.9511	88,051
	04	2009	5.4826	9.1166	51,704
	04	2008	10.0000	5.4826	54,530

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	9.4482	7.3907	2,598
	05	2014	10.1253	9.4482	0
	05	2013	10.4781	10.1253	0
	05	2012	8.7746	10.4781	0
	05	2011	10.9355	8.7746	0
	05	2010	9.1082	10.9355	0
	05	2009	5.4803	9.1082	0
	05	2008	10.0000	5.4803	0

	06	2015	9.3497	7.3025	51
	06	2014	10.0353	9.3497	67
	06	2013	10.4009	10.0353	85
	06	2012	8.7234	10.4009	92
	06	2011	10.8884	8.7234	122
	06	2010	9.0829	10.8884	793
	06	2009	5.4735	9.0829	944
	06	2008	10.0000	5.4735	2,169

	07	2015	9.3172	7.2733	475
	07	2014	10.0054	9.3172	421
	07	2013	10.3753	10.0054	427
	07	2012	8.7063	10.3753	767
	07	2011	10.8727	8.7063	2,170
	07	2010	9.0744	10.8727	1,582
	07	2009	5.4712	9.0744	4,903
	07	2008	10.0000	5.4712	5,004

	08	2015	9.1878	7.1576	0
	08	2014	9.8868	9.1878	0
	08	2013	10.2733	9.8868	0
	08	2012	8.6386	10.2733	0
	08	2011	10.8102	8.6386	0
	08	2010	9.0408	10.8102	0
	08	2009	5.4621	9.0408	0
	08	2008	10.0000	5.4621	423

Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio, Class VC	01	2015	21.4017	20.3134	141,568
	01	2014	20.3206	21.4017	156,676
	01	2013	15.2269	20.3206	189,919
	01	2012	14.0091	15.2269	214,237
	01	2011	14.9208	14.0091	233,798
	01	2010	12.7523	14.9208	266,880
	01	2009	10.2979	12.7523	260,058
	01	2008	14.6878	10.2979	195,772
	01	2007	14.0019	14.6878	165,526
	01	2006	12.4243	14.0019	47,120

	02	2015	20.9245	19.8201	136,950
	02	2014	19.9080	20.9245	152,914
	02	2013	14.9481	19.9080	180,660
	02	2012	13.7808	14.9481	187,263
	02	2011	14.7075	13.7808	226,011
	02	2010	12.5956	14.7075	293,053
	02	2009	10.1921	12.5956	424,073
	02	2008	14.5667	10.1921	343,729
	02	2007	13.9149	14.5667	218,595
	02	2006	12.3722	13.9149	174,714

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	20.8064	19.6982	1,064
	03	2014	19.8058	20.8064	1,202
	03	2013	14.8790	19.8058	1,330
	03	2012	13.7242	14.8790	8,441
	03	2011	14.6545	13.7242	19,953
	03	2010	12.5566	14.6545	19,302
	03	2009	10.1658	12.5566	31,776
	03	2008	14.5365	10.1658	32,891
	03	2007	13.8932	14.5365	1,983
	03	2006	12.3592	13.8932	2,163

	04	2015	20.4563	19.3370	29,939
	04	2014	19.5024	20.4563	33,497
	04	2013	14.6734	19.5024	51,061
	04	2012	13.5555	14.6734	42,822
	04	2011	14.4965	13.5555	51,491
	04	2010	12.4403	14.4965	83,944
	04	2009	10.0871	12.4403	55,883
	04	2008	14.4461	10.0871	57,835
	04	2007	13.8282	14.4461	47,887
	04	2006	12.3202	13.8282	48,303

	05	2015	20.3417	19.2190	0
	05	2014	19.4030	20.3417	0
	05	2013	14.6061	19.4030	0
	05	2012	13.5001	14.6061	0
	05	2011	14.4447	13.5001	0
	05	2010	12.4020	14.4447	0
	05	2009	10.0612	12.4020	0
	05	2008	14.4164	10.0612	0
	05	2007	13.8068	14.4164	0
	05	2006	12.3073	13.8068	0

	06	2015	19.9985	18.8657	0
	06	2014	19.1050	19.9985	0
	06	2013	14.4039	19.1050	0
	06	2012	13.3338	14.4039	1,007
	06	2011	14.2886	13.3338	1,977
	06	2010	12.2869	14.2886	2,462
	06	2009	9.9831	12.2869	2,501
	06	2008	14.3266	9.9831	2,493
	06	2007	13.7420	14.3266	2,439
	06	2006	12.2684	13.7420	19,533

	07	2015	19.8857	18.7497	0
	07	2014	19.0069	19.8857	0
	07	2013	14.3372	19.0069	0
	07	2012	13.2789	14.3372	0
	07	2011	14.2370	13.2789	0
	07	2010	12.2488	14.2370	0
	07	2009	9.9572	12.2488	0
	07	2008	14.2969	9.9572	66
	07	2007	13.7205	14.2969	0
	07	2006	12.2555	13.7205	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	19.4391	18.2910	0
	08	2014	18.6182	19.4391	0
	08	2013	14.0729	18.6182	0
	08	2012	13.0610	14.0729	0
	08	2011	14.0321	13.0610	0
	08	2010	12.0973	14.0321	0
	08	2009	9.8542	12.0973	0
	08	2008	14.1782	9.8542	0
	08	2007	13.6347	14.1782	0
	08	2006	12.2037	13.6347	0

Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio, Class VC	01	2015	21.2298	21.4372	86,348
	01	2014	20.3611	21.2298	98,722
	01	2013	15.1104	20.3611	126,386
	01	2012	13.4731	15.1104	169,557
	01	2011	15.2366	13.4731	218,120
	01	2010	12.6092	15.2366	238,461
	01	2009	8.8131	12.6092	281,084
	01	2008	14.5187	8.8131	350,920
	01	2007	12.1791	14.5187	373,212
	01	2006	11.4827	12.1791	303,244

	02	2015	20.7563	20.9164	74,533
	02	2014	19.9477	20.7563	93,016
	02	2013	14.8337	19.9477	130,401
	02	2012	13.2535	14.8337	191,873
	02	2011	15.0188	13.2535	197,818
	02	2010	12.4543	15.0188	207,392
	02	2009	8.7225	12.4543	260,657
	02	2008	14.3990	8.7225	335,324
	02	2007	12.1035	14.3990	378,567
	02	2006	11.4346	12.1035	342,442

	03	2015	20.6393	20.7878	3,713
	03	2014	19.8453	20.6393	4,418
	03	2013	14.7651	19.8453	4,498
	03	2012	13.1990	14.7651	6,851
	03	2011	14.9646	13.1990	10,199
	03	2010	12.4157	14.9646	12,230
	03	2009	8.7000	12.4157	15,593
	03	2008	14.3691	8.7000	19,503
	03	2007	12.0845	14.3691	25,576
	03	2006	11.4225	12.0845	27,827

	04	2015	20.2918	20.4066	66,764
	04	2014	19.5411	20.2918	69,487
	04	2013	14.5611	19.5411	95,280
	04	2012	13.0367	14.5611	127,331
	04	2011	14.8033	13.0367	139,597
	04	2010	12.3007	14.8033	187,508
	04	2009	8.6326	12.3007	217,180
	04	2008	14.2798	8.6326	165,393
	04	2007	12.0280	14.2798	244,128
	04	2006	11.3864	12.0280	208,402

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	20.1781	20.2820	1,188
	05	2014	19.4415	20.1781	1,232
	05	2013	14.4942	19.4415	351
	05	2012	12.9834	14.4942	397
	05	2011	14.7503	12.9834	381
	05	2010	12.2629	14.7503	1,446
	05	2009	8.6104	12.2629	1,677
	05	2008	14.2504	8.6104	3,325
	05	2007	12.0093	14.2504	2,116
	05	2006	11.3745	12.0093	1,878

	06	2015	19.8377	19.9092	2,951
	06	2014	19.1430	19.8377	3,149
	06	2013	14.2936	19.1430	3,870
	06	2012	12.8235	14.2936	6,191
	06	2011	14.5910	12.8235	6,394
	06	2010	12.1490	14.5910	6,899
	06	2009	8.5436	12.1490	8,769
	06	2008	14.1616	8.5436	12,085
	06	2007	11.9530	14.1616	14,348
	06	2006	11.3385	11.9530	16,585

	07	2015	19.7258	19.7867	651
	07	2014	19.0446	19.7258	804
	07	2013	14.2274	19.0446	2,214
	07	2012	12.7707	14.2274	3,373
	07	2011	14.5383	12.7707	6,504
	07	2010	12.1114	14.5383	8,913
	07	2009	8.5215	12.1114	13,500
	07	2008	14.1322	8.5215	16,127
	07	2007	11.9343	14.1322	18,526
	07	2006	11.3266	11.9343	24,350

	08	2015	19.2828	19.3027	0
	08	2014	18.6552	19.2828	0
	08	2013	13.9651	18.6552	1,033
	08	2012	12.5611	13.9651	1,155
	08	2011	14.3291	12.5611	1,100
	08	2010	11.9615	14.3291	1,443
	08	2009	8.4333	11.9615	1,627
	08	2008	14.0149	8.4333	1,816
	08	2007	11.8596	14.0149	1,722
	08	2006	11.2787	11.8596	1,945

MFS Blended Research Core Equity Portfolio, Service Class	01	2015	23.1228	22.9274	195,379
	01	2014	20.9501	23.1228	244,463
	01	2013	15.6643	20.9501	324,606
	01	2012	13.8456	15.6643	479,003
	01	2011	13.8438	13.8456	638,905
	01	2010	12.1284	13.8438	775,554
	01	2009	9.8707	12.1284	904,027
	01	2008	15.4788	9.8707	1,041,043
	01	2007	14.9001	15.4788	1,132,556
	01	2006	13.4085	14.9001	1,046,821

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	22.5553	22.3192	226,104
	02	2014	20.4776	22.5553	276,916
	02	2013	15.3422	20.4776	412,457
	02	2012	13.5886	15.3422	570,367
	02	2011	13.6146	13.5886	683,718
	02	2010	11.9518	13.6146	830,988
	02	2009	9.7469	11.9518	967,937
	02	2008	15.3158	9.7469	1,134,747
	02	2007	14.7735	15.3158	1,303,208
	02	2006	13.3216	14.7735	1,140,712

	03	2015	22.4151	22.1691	14,873
	03	2014	20.3607	22.4151	17,526
	03	2013	15.2624	20.3607	16,864
	03	2012	13.5249	15.2624	28,616
	03	2011	13.5576	13.5249	43,541
	03	2010	11.9079	13.5576	56,802
	03	2009	9.7160	11.9079	68,539
	03	2008	15.2752	9.7160	73,049
	03	2007	14.7418	15.2752	85,431
	03	2006	13.2999	14.7418	82,100

	04	2015	21.9998	21.7250	106,303
	04	2014	20.0141	21.9998	124,352
	04	2013	15.0256	20.0141	196,569
	04	2012	13.3356	15.0256	271,042
	04	2011	13.3883	13.3356	344,194
	04	2010	11.7772	13.3883	441,208
	04	2009	9.6241	11.7772	517,131
	04	2008	15.1540	9.6241	590,922
	04	2007	14.6475	15.1540	690,531
	04	2006	13.2349	14.6475	687,254

	05	2015	21.8640	21.5799	4,164
	05	2014	19.9006	21.8640	4,255
	05	2013	14.9480	19.9006	1,327
	05	2012	13.2735	14.9480	1,468
	05	2011	13.3327	13.2735	1,511
	05	2010	11.7342	13.3327	7,004
	05	2009	9.5939	11.7342	7,415
	05	2008	15.1141	9.5939	12,847
	05	2007	14.6164	15.1141	9,511
	05	2006	13.2135	14.6164	6,373

	06	2015	21.4578	21.1465	10,941
	06	2014	19.5610	21.4578	11,689
	06	2013	14.7154	19.5610	18,710
	06	2012	13.0872	14.7154	25,470
	06	2011	13.1657	13.0872	29,390
	06	2010	11.6051	13.1657	38,399
	06	2009	9.5029	11.6051	47,237
	06	2008	14.9939	9.5029	64,074
	06	2007	14.5225	14.9939	72,880
	06	2006	13.1488	14.5225	76,588

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	21.1152	20.7982	2,871
	07	2014	19.2585	21.1152	3,667
	07	2013	14.4953	19.2585	12,800
	07	2012	12.8980	14.4953	17,828
	07	2011	12.9821	12.8980	33,527
	07	2010	11.4490	12.9821	52,102
	07	2009	9.3799	11.4490	70,480
	07	2008	14.8074	9.3799	75,652
	07	2007	14.3493	14.8074	85,329
	07	2006	12.9986	14.3493	99,750

	08	2015	20.6167	20.2656	0
	08	2014	18.8425	20.6167	1,468
	08	2013	14.2112	18.8425	5,575
	08	2012	12.6713	14.2112	6,554
	08	2011	12.7801	12.6713	7,219
	08	2010	11.2940	12.7801	9,880
	08	2009	9.2719	11.2940	10,873
	08	2008	14.6672	9.2719	11,437
	08	2007	14.2427	14.6672	10,987
	08	2006	12.9285	14.2427	11,377

MFS Corporate Bond Portfolio, Service Class	01	2015	17.2506	16.8587	489,015
	01	2014	16.6192	17.2506	591,761
	01	2013	16.9931	16.6192	546,585
	01	2012	15.5748	16.9931	569,617
	01	2011	14.9038	15.5748	606,345
	01	2010	13.6997	14.9038	787,620
	01	2009	10.9167	13.6997	404,610
	01	2008	12.4459	10.9167	119,597
	01	2007	12.2599	12.4459	68,564
	01	2006	11.8921	12.2599	15,915

	02	2015	16.8271	16.4114	204,968
	02	2014	16.2443	16.8271	230,510
	02	2013	16.6436	16.2443	207,280
	02	2012	15.2858	16.6436	202,906
	02	2011	14.6570	15.2858	237,365
	02	2010	13.5002	14.6570	185,861
	02	2009	10.7797	13.5002	220,980
	02	2008	12.3148	10.7797	60,045
	02	2007	12.1557	12.3148	64,347
	02	2006	11.8150	12.1557	23,420

	03	2015	16.7225	16.3010	1,411
	03	2014	16.1516	16.7225	1,449
	03	2013	16.5571	16.1516	1,786
	03	2012	15.2142	16.5571	880
	03	2011	14.5957	15.2142	878
	03	2010	13.4506	14.5957	914
	03	2009	10.7456	13.4506	5,978
	03	2008	12.2822	10.7456	5,748
	03	2007	12.1296	12.2822	13,898
	03	2006	11.7957	12.1296	38,759

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	16.4127	15.9745	123,226
	04	2014	15.8766	16.4127	144,167
	04	2013	16.3002	15.8766	158,402
	04	2012	15.0012	16.3002	148,319
	04	2011	14.4134	15.0012	155,315
	04	2010	13.3030	14.4134	167,798
	04	2009	10.6439	13.3030	105,217
	04	2008	12.1847	10.6439	59,878
	04	2007	12.0520	12.1847	76,304
	04	2006	11.7381	12.0520	77,281

	05	2015	16.3114	15.8679	0
	05	2014	15.7867	16.3114	13,546
	05	2013	16.2161	15.7867	13,673
	05	2012	14.9314	16.2161	13,470
	05	2011	14.3536	14.9314	13,546
	05	2010	13.2546	14.3536	0
	05	2009	10.6105	13.2546	0
	05	2008	12.1526	10.6105	0
	05	2007	12.0264	12.1526	0
	05	2006	11.7191	12.0264	0

	06	2015	16.0084	15.5492	0
	06	2014	15.5173	16.0084	0
	06	2013	15.9638	15.5173	27,009
	06	2012	14.7219	15.9638	26,356
	06	2011	14.1739	14.7219	26,668
	06	2010	13.1087	14.1739	27,787
	06	2009	10.5099	13.1087	26,357
	06	2008	12.0560	10.5099	0
	06	2007	11.9491	12.0560	0
	06	2006	11.6617	11.9491	3,125

	07	2015	14.1999	13.7855	0
	07	2014	13.7712	14.1999	0
	07	2013	14.1748	13.7712	0
	07	2012	13.0787	14.1748	850
	07	2011	12.5983	13.0787	816
	07	2010	11.6575	12.5983	1,808
	07	2009	9.3512	11.6575	14,142
	07	2008	10.7323	9.3512	16,728
	07	2007	10.6426	10.7323	58,980
	07	2006	10.3919	10.6426	72,635

	08	2015	13.8646	13.4324	0
	08	2014	13.4737	13.8646	0
	08	2013	13.8970	13.4737	0
	08	2012	12.8489	13.8970	52
	08	2011	12.4023	12.8489	0
	08	2010	11.4997	12.4023	0
	08	2009	9.2435	11.4997	0
	08	2008	10.6306	9.2435	0
	08	2007	10.5635	10.6306	2,556
	08	2006	10.3358	10.5635	2,564

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Core Equity Portfolio, Service Class	01	2015	15.6394	15.3114	212,717
	01	2014	14.3246	15.6394	229,113
	01	2013	10.8518	14.3246	256,179
	01	2012	9.4978	10.8518	290,739
	01	2011	9.7844	9.4978	318,102
	01	2010	8.5111	9.7844	263,255
	01	2009	6.5376	8.5111	253,552
	01	2008	10.8668	6.5376	116,549
	01	2007	10.0000	10.8668	59,558

	02	2015	15.3919	15.0384	106,450
	02	2014	14.1266	15.3919	87,281
	02	2013	10.7236	14.1266	117,639
	02	2012	9.4048	10.7236	159,121
	02	2011	9.7083	9.4048	189,747
	02	2010	8.4622	9.7083	133,445
	02	2009	6.5133	8.4622	144,895
	02	2008	10.8485	6.5133	90,467
	02	2007	10.0000	10.8485	77,580

	03	2015	15.3304	14.9707	1,278
	03	2014	14.0774	15.3304	1,273
	03	2013	10.6917	14.0774	2,316
	03	2012	9.3817	10.6917	1,964
	03	2011	9.6894	9.3817	2,087
	03	2010	8.4499	9.6894	1,991
	03	2009	6.5072	8.4499	4,025
	03	2008	10.8440	6.5072	2,029
	03	2007	10.0000	10.8440	2,029

	04	2015	15.1475	14.7694	123,726
	04	2014	13.9307	15.1475	120,026
	04	2013	10.5965	13.9307	75,185
	04	2012	9.3125	10.5965	86,833
	04	2011	9.6327	9.3125	107,374
	04	2010	8.4133	9.6327	71,245
	04	2009	6.4890	8.4133	67,221
	04	2008	10.8303	6.4890	53,748
	04	2007	10.0000	10.8303	47,799

	05	2015	15.0874	14.7033	0
	05	2014	13.8825	15.0874	0
	05	2013	10.5652	13.8825	0
	05	2012	9.2897	10.5652	0
	05	2011	9.6139	9.2897	0
	05	2010	8.4013	9.6139	0
	05	2009	6.4830	8.4013	0
	05	2008	10.8257	6.4830	0
	05	2007	10.0000	10.8257	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	14.9070	14.5052	0
	06	2014	13.7376	14.9070	0
	06	2013	10.4710	13.7376	0
	06	2012	9.2211	10.4710	0
	06	2011	9.5576	9.2211	0
	06	2010	8.3648	9.5576	0
	06	2009	6.4648	8.3648	0
	06	2008	10.8120	6.4648	0
	06	2007	10.0000	10.8120	0

	07	2015	14.8474	14.4398	0
	07	2014	13.6896	14.8474	0
	07	2013	10.4398	13.6896	0
	07	2012	9.1983	10.4398	0
	07	2011	9.5389	9.1983	1,246
	07	2010	8.3527	9.5389	0
	07	2009	6.4587	8.3527	0
	07	2008	10.8075	6.4587	0
	07	2007	10.0000	10.8075	0

	08	2015	14.6107	14.1805	0
	08	2014	13.4991	14.6107	0
	08	2013	10.3156	13.4991	0
	08	2012	9.1077	10.3156	0
	08	2011	9.4642	9.1077	0
	08	2010	8.3043	9.4642	0
	08	2009	6.4345	8.3043	0
	08	2008	10.7892	6.4345	0
	08	2007	10.0000	10.7892	0

MFS Emerging Markets Equity Portfolio, Service Class	01	2015	13.3655	11.4190	101,608
	01	2014	14.6179	13.3655	96,684
	01	2013	15.7199	14.6179	96,876
	01	2012	13.4846	15.7199	129,408
	01	2011	16.8777	13.4846	152,080
	01	2010	13.9058	16.8777	173,282
	01	2009	8.4140	13.9058	182,245
	01	2008	19.1053	8.4140	74,216
	01	2007	14.3683	19.1053	68,124
	01	2006	11.2521	14.3683	68,717

	02	2015	13.1180	11.1847	58,285
	02	2014	14.3765	13.1180	65,678
	02	2013	15.4918	14.3765	75,453
	02	2012	13.3163	15.4918	110,663
	02	2011	16.7009	13.3163	124,428
	02	2010	13.7882	16.7009	145,390
	02	2009	8.3598	13.7882	134,348
	02	2008	19.0212	8.3598	80,989
	02	2007	14.3344	19.0212	67,034
	02	2006	11.2483	14.3344	35,196

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	13.0566	11.1267	725
	03	2014	14.3166	13.0566	977
	03	2013	15.4351	14.3166	955
	03	2012	13.2743	15.4351	283
	03	2011	16.6568	13.2743	445
	03	2010	13.7588	16.6568	98
	03	2009	8.3463	13.7588	33
	03	2008	19.0001	8.3463	0
	03	2007	14.3259	19.0001	0
	03	2006	11.2474	14.3259	0

	04	2015	12.8742	10.9544	41,886
	04	2014	14.1383	12.8742	55,710
	04	2013	15.2663	14.1383	55,851
	04	2012	13.1494	15.2663	69,038
	04	2011	16.5253	13.1494	77,089
	04	2010	13.6711	16.5253	69,937
	04	2009	8.3058	13.6711	40,788
	04	2008	18.9372	8.3058	26,139
	04	2007	14.3004	18.9372	28,599
	04	2006	11.2445	14.3004	22,993

	05	2015	12.8144	10.8980	0
	05	2014	14.0797	12.8144	0
	05	2013	15.2108	14.0797	0
	05	2012	13.1083	15.2108	0
	05	2011	16.4820	13.1083	0
	05	2010	13.6421	16.4820	0
	05	2009	8.2924	13.6421	0
	05	2008	18.9164	8.2924	0
	05	2007	14.2920	18.9164	473
	05	2006	11.2436	14.2920	607

	06	2015	12.6350	10.7289	0
	06	2014	13.9040	12.6350	0
	06	2013	15.0440	13.9040	0
	06	2012	12.9846	15.0440	0
	06	2011	16.3516	12.9846	1,744
	06	2010	13.5550	16.3516	1,745
	06	2009	8.2521	13.5550	1,747
	06	2008	18.8535	8.2521	1,749
	06	2007	14.2665	18.8535	1,750
	06	2006	11.2407	14.2665	1,829

	07	2015	12.5759	10.6732	0
	07	2014	13.8460	12.5759	0
	07	2013	14.9890	13.8460	874
	07	2012	12.9437	14.9890	818
	07	2011	16.3085	12.9437	872
	07	2010	13.5261	16.3085	614
	07	2009	8.2387	13.5261	0
	07	2008	18.8327	8.2387	0
	07	2007	14.2581	18.8327	287
	07	2006	11.2398	14.2581	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	12.3414	10.4527	5
	08	2014	13.6157	12.3414	5
	08	2013	14.7700	13.6157	5
	08	2012	12.7809	14.7700	0
	08	2011	16.1364	12.7809	0
	08	2010	13.4108	16.1364	0
	08	2009	8.1853	13.4108	0
	08	2008	18.7492	8.1853	0
	08	2007	14.2241	18.7492	0
	08	2006	11.2360	14.2241	0

MFS Global Growth Portfolio, Service Class	01	2015	24.1444	23.3010	0
	01	2014	23.6049	24.1444	0
	01	2013	19.8554	23.6049	0
	01	2012	16.9050	19.8554	1,178
	01	2011	18.4251	16.9050	1,654
	01	2010	16.8050	18.4251	4,846
	01	2009	12.2608	16.8050	6,224
	01	2008	20.4716	12.2608	6,460
	01	2007	18.4252	20.4716	6,376
	01	2006	16.0191	18.4252	5,532

	02	2015	23.5518	22.6829	207
	02	2014	23.0725	23.5518	206
	02	2013	19.4471	23.0725	207
	02	2012	16.5913	19.4471	2,022
	02	2011	18.1200	16.5913	3,349
	02	2010	16.5604	18.1200	3,696
	02	2009	12.1069	16.5604	5,425
	02	2008	20.2562	12.1069	5,500
	02	2007	18.2687	20.2562	5,615
	02	2006	15.9153	18.2687	5,832

	03	2015	23.4054	22.5303	0
	03	2014	22.9408	23.4054	0
	03	2013	19.3460	22.9408	0
	03	2012	16.5135	19.3460	0
	03	2011	18.0442	16.5135	0
	03	2010	16.4995	18.0442	0
	03	2009	12.0686	16.4995	0
	03	2008	20.2025	12.0686	0
	03	2007	18.2296	20.2025	0
	03	2006	15.8893	18.2296	285

	04	2015	22.9716	22.0789	7,320
	04	2014	22.5501	22.9716	7,580
	04	2013	19.0457	22.5501	8,048
	04	2012	16.2823	19.0457	9,666
	04	2011	17.8188	16.2823	11,434
	04	2010	16.3184	17.8188	14,501
	04	2009	11.9544	16.3184	14,468
	04	2008	20.0422	11.9544	18,366
	04	2007	18.1129	20.0422	17,606
	04	2006	15.8117	18.1129	21,346

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	22.8299	21.9315	0
	05	2014	22.4223	22.8299	0
	05	2013	18.9474	22.4223	0
	05	2012	16.2065	18.9474	0
	05	2011	17.7449	16.2065	0
	05	2010	16.2589	17.7449	0
	05	2009	11.9169	16.2589	0
	05	2008	19.9895	11.9169	0
	05	2007	18.0744	19.9895	0
	05	2006	15.7862	18.0744	0

	06	2015	22.4058	21.4910	0
	06	2014	22.0397	22.4058	0
	06	2013	18.6527	22.0397	0
	06	2012	15.9790	18.6527	0
	06	2011	17.5227	15.9790	0
	06	2010	16.0800	17.5227	0
	06	2009	11.8039	16.0800	0
	06	2008	19.8305	11.8039	0
	06	2007	17.9584	19.8305	0
	06	2006	15.7089	17.9584	0

	07	2015	21.2394	20.3619	0
	07	2014	20.9030	21.2394	0
	07	2013	17.6997	20.9030	0
	07	2012	15.1705	17.6997	0
	07	2011	16.6445	15.1705	0
	07	2010	15.2819	16.6445	0
	07	2009	11.2238	15.2819	0
	07	2008	18.8656	11.2238	0
	07	2007	17.0934	18.8656	0
	07	2006	14.9599	17.0934	0

	08	2015	20.7380	19.8404	12
	08	2014	20.4515	20.7380	12
	08	2013	17.3529	20.4515	14
	08	2012	14.9039	17.3529	0
	08	2011	16.3856	14.9039	0
	08	2010	15.0750	16.3856	0
	08	2009	11.0946	15.0750	0
	08	2008	18.6870	11.0946	0
	08	2007	16.9665	18.6870	0
	08	2006	14.8792	16.9665	0

MFS Global Research Portfolio, Service Class	01	2015	19.6100	19.0667	4,052
	01	2014	19.5292	19.6100	4,216
	01	2013	16.0629	19.5292	5,464
	01	2012	14.0186	16.0629	11,181
	01	2011	15.3344	14.0186	12,310
	01	2010	13.8760	15.3344	14,195
	01	2009	10.6917	13.8760	14,842
	01	2008	17.1481	10.6917	17,037
	01	2007	15.4435	17.1481	16,852
	01	2006	14.2403	15.4435	14,873

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	19.1286	18.5608	1,876
	02	2014	19.0886	19.1286	6,747
	02	2013	15.7326	19.0886	9,069
	02	2012	13.7584	15.7326	9,349
	02	2011	15.0804	13.7584	10,215
	02	2010	13.6740	15.0804	9,987
	02	2009	10.5576	13.6740	12,792
	02	2008	16.9676	10.5576	15,087
	02	2007	15.3123	16.9676	14,831
	02	2006	14.1480	15.3123	16,656

	03	2015	19.0097	18.4360	0
	03	2014	18.9797	19.0097	0
	03	2013	15.6508	18.9797	0
	03	2012	13.6939	15.6508	0
	03	2011	15.0173	13.6939	0
	03	2010	13.6237	15.0173	0
	03	2009	10.5242	13.6237	0
	03	2008	16.9226	10.5242	0
	03	2007	15.2795	16.9226	0
	03	2006	14.1249	15.2795	0

	04	2015	18.6573	18.0665	1,833
	04	2014	18.6565	18.6573	988
	04	2013	15.4079	18.6565	988
	04	2012	13.5022	15.4079	4,674
	04	2011	14.8298	13.5022	4,770
	04	2010	13.4741	14.8298	4,857
	04	2009	10.4246	13.4741	15,698
	04	2008	16.7883	10.4246	55,308
	04	2007	15.1817	16.7883	16,249
	04	2006	14.0559	15.1817	15,687

	05	2015	18.5422	17.9459	0
	05	2014	18.5507	18.5422	0
	05	2013	15.3283	18.5507	0
	05	2012	13.4393	15.3283	0
	05	2011	14.7682	13.4393	0
	05	2010	13.4250	14.7682	0
	05	2009	10.3918	13.4250	0
	05	2008	16.7441	10.3918	0
	05	2007	15.1494	16.7441	0
	05	2006	14.0332	15.1494	0

	06	2015	18.1977	17.5854	0
	06	2014	18.2341	18.1977	0
	06	2013	15.0898	18.2341	0
	06	2012	13.2506	15.0898	0
	06	2011	14.5832	13.2506	0
	06	2010	13.2772	14.5832	0
	06	2009	10.2933	13.2772	0
	06	2008	16.6110	10.2933	0
	06	2007	15.0522	16.6110	0
	06	2006	13.9645	15.0522	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	17.7074	17.1029	0
	07	2014	17.7519	17.7074	0
	07	2013	14.6983	17.7519	0
	07	2012	12.9135	14.6983	0
	07	2011	14.2194	12.9135	0
	07	2010	12.9526	14.2194	0
	07	2009	10.0467	12.9526	0
	07	2008	16.2214	10.0467	0
	07	2007	14.7067	16.2214	0
	07	2006	13.6510	14.7067	0

	08	2015	17.2893	16.6649	0
	08	2014	17.3684	17.2893	0
	08	2013	14.4102	17.3684	0
	08	2012	12.6865	14.4102	0
	08	2011	13.9981	12.6865	0
	08	2010	12.7772	13.9981	0
	08	2009	9.9311	12.7772	0
	08	2008	16.0678	9.9311	0
	08	2007	14.5975	16.0678	0
	08	2006	13.5773	14.5975	0

MFS Global Tactical Allocation Portfolio, Service Class	01	2015	12.0891	11.5877	1,651,031
	01	2014	11.7971	12.0891	1,763,970
	01	2013	11.0566	11.7971	1,918,988
	01	2012	10.2950	11.0566	2,135,505
	01	2011	10.3392	10.2950	2,536,205
	01	2010	9.9878	10.3392	2,426,745
	01	2009	10.0000	9.9878	0

	02	2015	11.9659	11.4462	25,109
	02	2014	11.7007	11.9659	25,245
	02	2013	10.9885	11.7007	77,462
	02	2012	10.2526	10.9885	14,346
	02	2011	10.3176	10.2526	11,214
	02	2010	9.9873	10.3176	4,367
	02	2009	10.0000	9.9873	0

	03	2015	11.9352	11.4110	0
	03	2014	11.6766	11.9352	2,207
	03	2013	10.9716	11.6766	2,251
	03	2012	10.2420	10.9716	2,403
	03	2011	10.3122	10.2420	0
	03	2010	9.9871	10.3122	0
	03	2009	10.0000	9.9871	0

	04	2015	11.8435	11.3060	482,191
	04	2014	11.6047	11.8435	571,763
	04	2013	10.9207	11.6047	625,119
	04	2012	10.2103	10.9207	647,903
	04	2011	10.2960	10.2103	629,778
	04	2010	9.9867	10.2960	621,865
	04	2009	10.0000	9.9867	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	11.8134	11.2715	0
	05	2014	11.5810	11.8134	0
	05	2013	10.9039	11.5810	0
	05	2012	10.1998	10.9039	0
	05	2011	10.2906	10.1998	0
	05	2010	9.9866	10.2906	0
	05	2009	10.0000	9.9866	0

	06	2015	11.7224	11.1675	0
	06	2014	11.5095	11.7224	0
	06	2013	10.8533	11.5095	0
	06	2012	10.1681	10.8533	0
	06	2011	10.2744	10.1681	0
	06	2010	9.9862	10.2744	0
	06	2009	10.0000	9.9862	0

	07	2015	11.6923	11.1332	0
	07	2014	11.4858	11.6923	0
	07	2013	10.8365	11.4858	8,393
	07	2012	10.1576	10.8365	8,906
	07	2011	10.2690	10.1576	0
	07	2010	9.9860	10.2690	0
	07	2009	10.0000	9.9860	0

	08	2015	11.5723	10.9963	21
	08	2014	11.3913	11.5723	23
	08	2013	10.7694	11.3913	25
	08	2012	10.1155	10.7694	0
	08	2011	10.2474	10.1155	0
	08	2010	9.9855	10.2474	0
	08	2009	10.0000	9.9855	0

MFS Government Securities Portfolio, Service Class	01	2015	13.0105	12.8220	1,465,299
	01	2014	12.6451	13.0105	1,684,369
	01	2013	13.2474	12.6451	1,971,255
	01	2012	13.1786	13.2474	2,205,443
	01	2011	12.5158	13.1786	2,309,521
	01	2010	12.1847	12.5158	3,350,963
	01	2009	11.8920	12.1847	3,259,160
	01	2008	11.1715	11.8920	1,353,897
	01	2007	10.6314	11.1715	1,258,195
	01	2006	10.4517	10.6314	1,167,741

	02	2015	12.6911	12.4818	769,453
	02	2014	12.3598	12.6911	983,953
	02	2013	12.9750	12.3598	1,257,754
	02	2012	12.9340	12.9750	1,320,566
	02	2011	12.3086	12.9340	1,378,134
	02	2010	12.0073	12.3086	1,642,487
	02	2009	11.7428	12.0073	1,740,799
	02	2008	11.0539	11.7428	1,158,216
	02	2007	10.5410	11.0539	1,337,245
	02	2006	10.3839	10.5410	1,192,049

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	12.6122	12.3979	64,508
	03	2014	12.2893	12.6122	72,029
	03	2013	12.9075	12.2893	69,455
	03	2012	12.8734	12.9075	53,172
	03	2011	12.2571	12.8734	60,351
	03	2010	11.9632	12.2571	71,393
	03	2009	11.7057	11.9632	84,498
	03	2008	11.0246	11.7057	77,213
	03	2007	10.5184	11.0246	106,844
	03	2006	10.3670	10.5184	103,226

	04	2015	12.3785	12.1495	324,552
	04	2014	12.0801	12.3785	429,331
	04	2013	12.7072	12.0801	532,804
	04	2012	12.6932	12.7072	592,750
	04	2011	12.1040	12.6932	654,501
	04	2010	11.8319	12.1040	790,789
	04	2009	11.5949	11.8319	860,656
	04	2008	10.9371	11.5949	626,427
	04	2007	10.4510	10.9371	818,982
	04	2006	10.3163	10.4510	845,418

	05	2015	12.3021	12.0684	3,836
	05	2014	12.0116	12.3021	3,897
	05	2013	12.6416	12.0116	1,554
	05	2012	12.6341	12.6416	946
	05	2011	12.0538	12.6341	875
	05	2010	11.7888	12.0538	8,208
	05	2009	11.5585	11.7888	7,797
	05	2008	10.9083	11.5585	9,794
	05	2007	10.4289	10.9083	11,868
	05	2006	10.2996	10.4289	7,264

	06	2015	12.0736	11.8260	15,548
	06	2014	11.8066	12.0736	19,038
	06	2013	12.4450	11.8066	33,675
	06	2012	12.4568	12.4450	35,493
	06	2011	11.9028	12.4568	37,367
	06	2010	11.6591	11.9028	64,437
	06	2009	11.4489	11.6591	81,637
	06	2008	10.8215	11.4489	85,197
	06	2007	10.3619	10.8215	134,156
	06	2006	10.2492	10.3619	145,087

	07	2015	11.6326	11.3883	4,240
	07	2014	11.3812	11.6326	5,527
	07	2013	12.0027	11.3812	30,090
	07	2012	12.0203	12.0027	53,132
	07	2011	11.4915	12.0203	63,902
	07	2010	11.2619	11.4915	101,913
	07	2009	11.0646	11.2619	115,552
	07	2008	10.4636	11.0646	102,018
	07	2007	10.0244	10.4636	190,585
	07	2006	9.9204	10.0244	210,515

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	11.3580	11.0967	0
	08	2014	11.1353	11.3580	3,302
	08	2013	11.7675	11.1353	6,542
	08	2012	11.8091	11.7675	6,459
	08	2011	11.3128	11.8091	6,754
	08	2010	11.1095	11.3128	9,234
	08	2009	10.9373	11.1095	9,388
	08	2008	10.3645	10.9373	8,524
	08	2007	9.9499	10.3645	14,818
	08	2006	9.8668	9.9499	16,406

MFS High Yield Portfolio, Service Class	01	2015	20.5253	19.2842	221,339
	01	2014	20.3643	20.5253	270,555
	01	2013	19.5257	20.3643	335,520
	01	2012	17.3441	19.5257	385,192
	01	2011	16.9872	17.3441	259,462
	01	2010	14.9777	16.9872	322,383
	01	2009	10.1774	14.9777	375,315
	01	2008	14.7167	10.1774	532,751
	01	2007	14.7422	14.7167	494,003
	01	2006	13.6277	14.7422	297,073

	02	2015	20.0215	18.7726	160,031
	02	2014	19.9049	20.0215	186,968
	02	2013	19.1242	19.9049	217,823
	02	2012	17.0223	19.1242	245,439
	02	2011	16.7059	17.0223	220,072
	02	2010	14.7597	16.7059	300,946
	02	2009	10.0497	14.7597	340,036
	02	2008	14.5617	10.0497	484,584
	02	2007	14.6169	14.5617	489,018
	02	2006	13.5394	14.6169	316,622

	03	2015	19.8971	18.6464	21,568
	03	2014	19.7914	19.8971	20,249
	03	2013	19.0248	19.7914	29,266
	03	2012	16.9425	19.0248	32,736
	03	2011	16.6360	16.9425	14,888
	03	2010	14.7055	16.6360	13,948
	03	2009	10.0179	14.7055	18,483
	03	2008	14.5231	10.0179	28,286
	03	2007	14.5856	14.5231	26,051
	03	2006	13.5173	14.5856	18,478

	04	2015	19.5285	18.2729	74,685
	04	2014	19.4545	19.5285	99,192
	04	2013	18.7297	19.4545	133,765
	04	2012	16.7054	18.7297	146,105
	04	2011	16.4283	16.7054	111,086
	04	2010	14.5442	16.4283	141,119
	04	2009	9.9232	14.5442	167,934
	04	2008	14.4079	9.9232	224,894
	04	2007	14.4923	14.4079	224,278
	04	2006	13.4513	14.4923	182,359

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	19.4079	18.1508	3,145
	05	2014	19.3442	19.4079	1,092
	05	2013	18.6329	19.3442	1,087
	05	2012	16.6275	18.6329	1,073
	05	2011	16.3601	16.6275	159
	05	2010	14.4911	16.3601	2,128
	05	2009	9.8920	14.4911	2,251
	05	2008	14.3700	9.8920	4,853
	05	2007	14.4615	14.3700	3,748
	05	2006	13.4295	14.4615	1,522

	06	2015	19.0475	17.7864	2,006
	06	2014	19.0141	19.0475	2,504
	06	2013	18.3432	19.0141	5,540
	06	2012	16.3943	18.3432	6,413
	06	2011	16.1553	16.3943	9,146
	06	2010	14.3317	16.1553	12,745
	06	2009	9.7982	14.3317	18,339
	06	2008	14.2557	9.7982	27,917
	06	2007	14.3687	14.2557	31,822
	06	2006	13.3638	14.3687	32,773

	07	2015	16.4480	15.3512	1,374
	07	2014	16.4276	16.4480	1,696
	07	2013	15.8560	16.4276	6,129
	07	2012	14.1786	15.8560	8,782
	07	2011	13.9791	14.1786	11,076
	07	2010	12.4075	13.9791	20,114
	07	2009	8.4870	12.4075	25,112
	07	2008	12.3543	8.4870	35,023
	07	2007	12.4586	12.3543	37,289
	07	2006	11.5932	12.4586	41,021

	08	2015	16.0597	14.9581	0
	08	2014	16.0727	16.0597	785
	08	2013	15.5454	16.0727	881
	08	2012	13.9295	15.5454	960
	08	2011	13.7616	13.9295	1,217
	08	2010	12.2395	13.7616	1,567
	08	2009	8.3893	12.2395	1,888
	08	2008	12.2373	8.3893	2,726
	08	2007	12.3660	12.2373	2,807
	08	2006	11.5306	12.3660	3,063

MFS International Growth Portfolio, Service Class	01	2015	11.3737	11.1921	96,488
	01	2014	12.2036	11.3737	120,044
	01	2013	10.9210	12.2036	126,266
	01	2012	9.2946	10.9210	126,413
	01	2011	10.6372	9.2946	157,367
	01	2010	9.4205	10.6372	159,754
	01	2009	6.9601	9.4205	141,670
	01	2008	11.7937	6.9601	103,690
	01	2007	10.0000	11.7937	42,942

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	11.1938	10.9925	26,961
	02	2014	12.0350	11.1938	35,826
	02	2013	10.7920	12.0350	37,313
	02	2012	9.2036	10.7920	49,142
	02	2011	10.5545	9.2036	67,086
	02	2010	9.3664	10.5545	59,698
	02	2009	6.9342	9.3664	63,131
	02	2008	11.7739	6.9342	32,726
	02	2007	10.0000	11.7739	20,931

	03	2015	11.1490	10.9430	1,733
	03	2014	11.9931	11.1490	1,748
	03	2013	10.7599	11.9931	1,595
	03	2012	9.1809	10.7599	1,619
	03	2011	10.5339	9.1809	1,763
	03	2010	9.3528	10.5339	1,599
	03	2009	6.9277	9.3528	1,638
	03	2008	11.7689	6.9277	0
	03	2007	10.0000	11.7689	0

	04	2015	11.0160	10.7959	22,092
	04	2014	11.8681	11.0160	25,645
	04	2013	10.6642	11.8681	36,988
	04	2012	9.1133	10.6642	29,883
	04	2011	10.4723	9.1133	31,859
	04	2010	9.3123	10.4723	30,954
	04	2009	6.9083	9.3123	43,332
	04	2008	11.7541	6.9083	41,661
	04	2007	10.0000	11.7541	37,484

	05	2015	10.9723	10.7476	0
	05	2014	11.8271	10.9723	0
	05	2013	10.6327	11.8271	0
	05	2012	9.0910	10.6327	0
	05	2011	10.4520	9.0910	0
	05	2010	9.2990	10.4520	0
	05	2009	6.9019	9.2990	0
	05	2008	11.7492	6.9019	0
	05	2007	10.0000	11.7492	0

	06	2015	10.8410	10.6027	0
	06	2014	11.7035	10.8410	0
	06	2013	10.5378	11.7035	0
	06	2012	9.0238	10.5378	0
	06	2011	10.3906	9.0238	954
	06	2010	9.2586	10.3906	970
	06	2009	6.8825	9.2586	1,067
	06	2008	11.7343	6.8825	0
	06	2007	10.0000	11.7343	1,742

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	10.7978	10.5550	0
	07	2014	11.6628	10.7978	0
	07	2013	10.5065	11.6628	0
	07	2012	9.0016	10.5065	0
	07	2011	10.3704	9.0016	0
	07	2010	9.2453	10.3704	0
	07	2009	6.8761	9.2453	0
	07	2008	11.7293	6.8761	0
	07	2007	10.0000	11.7293	0

	08	2015	10.6257	10.3655	0
	08	2014	11.5005	10.6257	0
	08	2013	10.3815	11.5005	0
	08	2012	8.9129	10.3815	0
	08	2011	10.2892	8.9129	0
	08	2010	9.1918	10.2892	0
	08	2009	6.8503	9.1918	0
	08	2008	11.7095	6.8503	0
	08	2007	10.0000	11.7095	0

MFS International Value Portfolio, Service Class	01	2015	13.2150	13.8114	712,748
	01	2014	13.2929	13.2150	868,665
	01	2013	10.5948	13.2929	1,137,918
	01	2012	9.2977	10.5948	1,341,649
	01	2011	9.6293	9.2977	1,597,233
	01	2010	9.0051	9.6293	1,900,158
	01	2009	7.3221	9.0051	1,942,547
	01	2008	10.8868	7.3221	2,169,328
	01	2007	10.0000	10.8868	1,843,705

	02	2015	13.0059	13.5652	568,188
	02	2014	13.1093	13.0059	717,735
	02	2013	10.4697	13.1093	868,914
	02	2012	9.2067	10.4697	1,021,316
	02	2011	9.5545	9.2067	1,197,052
	02	2010	8.9533	9.5545	1,431,805
	02	2009	7.2948	8.9533	1,454,428
	02	2008	10.8685	7.2948	1,674,663
	02	2007	10.0000	10.8685	1,489,635

	03	2015	12.9539	13.5041	15,389
	03	2014	13.0636	12.9539	16,696
	03	2013	10.4386	13.0636	13,183
	03	2012	9.1840	10.4386	14,408
	03	2011	9.5358	9.1840	16,995
	03	2010	8.9404	9.5358	18,901
	03	2009	7.2880	8.9404	25,842
	03	2008	10.8639	7.2880	31,615
	03	2007	10.0000	10.8639	25,124

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	12.7993	13.3226	123,097
	04	2014	12.9275	12.7993	141,857
	04	2013	10.3457	12.9275	167,148
	04	2012	9.1163	10.3457	192,594
	04	2011	9.4800	9.1163	240,299
	04	2010	8.9017	9.4800	269,604
	04	2009	7.2676	8.9017	321,392
	04	2008	10.8502	7.2676	471,184
	04	2007	10.0000	10.8502	283,182

	05	2015	12.7486	13.2630	1,448
	05	2014	12.8827	12.7486	0
	05	2013	10.3151	12.8827	0
	05	2012	9.0940	10.3151	0
	05	2011	9.4616	9.0940	0
	05	2010	8.8889	9.4616	2,253
	05	2009	7.2609	8.8889	2,199
	05	2008	10.8457	7.2609	0
	05	2007	10.0000	10.8457	0

	06	2015	12.5961	13.0842	0
	06	2014	12.7482	12.5961	0
	06	2013	10.2231	12.7482	0
	06	2012	9.0268	10.2231	0
	06	2011	9.4061	9.0268	0
	06	2010	8.8503	9.4061	0
	06	2009	7.2405	8.8503	0
	06	2008	10.8319	7.2405	0
	06	2007	10.0000	10.8319	0

	07	2015	12.5457	13.0253	0
	07	2014	12.7038	12.5457	0
	07	2013	10.1926	12.7038	489
	07	2012	9.0046	10.1926	568
	07	2011	9.3877	9.0046	618
	07	2010	8.8375	9.3877	2,516
	07	2009	7.2337	8.8375	2,459
	07	2008	10.8274	7.2337	2,623
	07	2007	10.0000	10.8274	1,616

	08	2015	12.3458	12.7914	0
	08	2014	12.5270	12.3458	0
	08	2013	10.0714	12.5270	0
	08	2012	8.9159	10.0714	0
	08	2011	9.3143	8.9159	0
	08	2010	8.7864	9.3143	0
	08	2009	7.2066	8.7864	0
	08	2008	10.8091	7.2066	0
	08	2007	10.0000	10.8091	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Massachusetts Investors Growth Stock Portfolio, Service Class	01	2015	21.3289	20.8962	15,112
	01	2014	19.5073	21.3289	17,268
	01	2013	15.2495	19.5073	22,009
	01	2012	13.2768	15.2495	23,148
	01	2011	13.4294	13.2768	36,349
	01	2010	12.1084	13.4294	54,300
	01	2009	8.8122	12.1084	80,996
	01	2008	14.3104	8.8122	105,035
	01	2007	13.0852	14.3104	131,405
	01	2006	12.3920	13.0852	62,627

	02	2015	20.8053	20.3417	29,926
	02	2014	19.0672	20.8053	77,225
	02	2013	14.9358	19.0672	78,484
	02	2012	13.0303	14.9358	86,094
	02	2011	13.2070	13.0303	95,034
	02	2010	11.9321	13.2070	195,990
	02	2009	8.7015	11.9321	202,869
	02	2008	14.1597	8.7015	226,945
	02	2007	12.9739	14.1597	289,710
	02	2006	12.3116	12.9739	185,323

	03	2015	20.6760	20.2049	4,850
	03	2014	18.9584	20.6760	5,323
	03	2013	14.8582	18.9584	6,225
	03	2012	12.9692	14.8582	1,149
	03	2011	13.1517	12.9692	1,292
	03	2010	11.8882	13.1517	3,435
	03	2009	8.6740	11.8882	4,798
	03	2008	14.1222	8.6740	6,993
	03	2007	12.9462	14.1222	24,246
	03	2006	12.2915	12.9462	38,293

	04	2015	20.2927	19.8001	32,484
	04	2014	18.6356	20.2927	37,648
	04	2013	14.6275	18.6356	37,812
	04	2012	12.7876	14.6275	46,380
	04	2011	12.9874	12.7876	57,708
	04	2010	11.7577	12.9874	83,035
	04	2009	8.5919	11.7577	102,337
	04	2008	14.0101	8.5919	113,887
	04	2007	12.8633	14.0101	161,541
	04	2006	12.2315	12.8633	148,922

	05	2015	20.1675	19.6679	27
	05	2014	18.5300	20.1675	29
	05	2013	14.5521	18.5300	34
	05	2012	12.7281	14.5521	0
	05	2011	12.9335	12.7281	0
	05	2010	11.7148	12.9335	0
	05	2009	8.5649	11.7148	0
	05	2008	13.9732	8.5649	0
	05	2007	12.8360	13.9732	0
	05	2006	12.2117	12.8360	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	19.7929	19.2729	3,493
	06	2014	18.2137	19.7929	4,950
	06	2013	14.3256	18.2137	9,470
	06	2012	12.5494	14.3256	10,351
	06	2011	12.7715	12.5494	11,065
	06	2010	11.5859	12.7715	11,997
	06	2009	8.4837	11.5859	24,829
	06	2008	13.8621	8.4837	26,098
	06	2007	12.7536	13.8621	23,153
	06	2006	12.1519	12.7536	13,781

	07	2015	19.5122	18.9899	41
	07	2014	17.9646	19.5122	49
	07	2013	14.1369	17.9646	1,281
	07	2012	12.3905	14.1369	8,348
	07	2011	12.6162	12.3905	9,309
	07	2010	11.4508	12.6162	18,039
	07	2009	8.3891	11.4508	32,044
	07	2008	13.7145	8.3891	39,143
	07	2007	12.6243	13.7145	72,634
	07	2006	12.0349	12.6243	61,102

	08	2015	19.0515	18.5035	0
	08	2014	17.5765	19.0515	0
	08	2013	13.8599	17.5765	0
	08	2012	12.1727	13.8599	45
	08	2011	12.4199	12.1727	51
	08	2010	11.2958	12.4199	56
	08	2009	8.2925	11.2958	63
	08	2008	13.5846	8.2925	79
	08	2007	12.5305	13.5846	2,400
	08	2006	11.9700	12.5305	2,157

MFS U.S. Government Money Market Portfolio, Service Class	01	2015	9.3357	9.1771	1,732,305
	01	2014	9.4972	9.3357	2,082,904
	01	2013	9.6614	9.4972	2,684,753
	01	2012	9.8294	9.6614	2,610,200
	01	2011	9.9989	9.8294	1,168,985
	01	2010	10.1718	9.9989	1,289,655
	01	2009	10.3477	10.1718	1,234,622
	01	2008	10.3410	10.3477	1,609,682
	01	2007	10.0592	10.3410	1,518,240
	01	2006	9.8077	10.0592	841,089

	02	2015	9.1065	8.9336	1,134,960
	02	2014	9.2829	9.1065	1,227,126
	02	2013	9.4627	9.2829	1,557,972
	02	2012	9.6470	9.4627	2,149,939
	02	2011	9.8333	9.6470	925,260
	02	2010	10.0237	9.8333	1,204,722
	02	2009	10.2178	10.0237	1,267,437
	02	2008	10.2321	10.2178	1,237,811
	02	2007	9.9737	10.2321	1,210,048
	02	2006	9.7441	9.9737	1,051,929

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	9.0499	8.8735	135,290
	03	2014	9.2299	9.0499	131,898
	03	2013	9.4135	9.2299	139,047
	03	2012	9.6017	9.4135	119,894
	03	2011	9.7922	9.6017	116,323
	03	2010	9.9869	9.7922	92,451
	03	2009	10.1855	9.9869	97,581
	03	2008	10.2049	10.1855	95,453
	03	2007	9.9524	10.2049	162,803
	03	2006	9.7282	9.9524	70,320

	04	2015	8.8822	8.6957	342,218
	04	2014	9.0728	8.8822	659,207
	04	2013	9.2674	9.0728	717,854
	04	2012	9.4673	9.2674	906,644
	04	2011	9.6698	9.4673	647,032
	04	2010	9.8773	9.6698	774,792
	04	2009	10.0892	9.8773	944,949
	04	2008	10.1239	10.0892	1,009,946
	04	2007	9.8886	10.1239	840,944
	04	2006	9.6807	9.8886	653,786

	05	2015	8.8274	8.6376	490
	05	2014	9.0213	8.8274	501
	05	2013	9.2195	9.0213	490
	05	2012	9.4232	9.2195	305
	05	2011	9.6297	9.4232	277
	05	2010	9.8413	9.6297	3,585
	05	2009	10.0575	9.8413	3,274
	05	2008	10.0973	10.0575	4,365
	05	2007	9.8676	10.0973	6,966
	05	2006	9.6650	9.8676	2,428

	06	2015	8.6634	8.4642	14,590
	06	2014	8.8674	8.6634	40,829
	06	2013	9.0761	8.8674	58,383
	06	2012	9.2910	9.0761	77,049
	06	2011	9.5091	9.2910	126,112
	06	2010	9.7330	9.5091	87,241
	06	2009	9.9621	9.7330	68,510
	06	2008	10.0170	9.9621	79,369
	06	2007	9.8043	10.0170	116,786
	06	2006	9.6177	9.8043	113,531

	07	2015	8,6958	8.4914	4,119
	07	2014	8.9050	8.6958	5,791
	07	2013	9.1194	8.9050	29,102
	07	2012	9.3400	9.1194	48,358
	07	2011	9.5642	9.3400	44,773
	07	2010	9.7944	9.5642	69,280
	07	2009	10.0301	9.7944	72,489
	07	2008	10.0905	10.0301	63,223
	07	2007	9.8813	10.0905	102,173
	07	2006	9.6982	9.8813	113,441

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	8.4905	8.4914	0
	08	2014	8.7127	8.4905	6,858
	08	2013	8.9407	8.7127	7,562
	08	2012	9.1760	8.9407	7,921
	08	2011	9.4154	9.1760	8,560
	08	2010	9.6618	9.4154	10,642
	08	2009	9.9146	9.6618	11,063
	08	2008	9.9949	9.9146	9,878
	08	2007	9.8079	9.9949	15,306
	08	2006	9.6458	9.8079	16,400

MFS Research International Portfolio, Service Class	01	2015	20.6279	19.8318	194,645
	01	2014	22.6027	20.6279	227,907
	01	2013	19.3590	22.6027	270,425
	01	2012	16.9371	19.3590	314,443
	01	2011	19.3722	16.9371	373,205
	01	2010	17.8605	19.3722	402,143
	01	2009	13.9229	17.8605	420,845
	01	2008	24.6766	13.9229	459,811
	01	2007	22.2551	24.6766	450,164
	01	2006	17.7903	22.2551	307,532

	02	2015	20.1215	19.3056	169,431
	02	2014	22.0929	20.1215	198,233
	02	2013	18.9609	22.0929	240,406
	02	2012	16.6228	18.9609	291,645
	02	2011	19.0514	16.6228	363,971
	02	2010	17.6005	19.0514	381,567
	02	2009	13.7481	17.6005	403,732
	02	2008	24.4169	13.7481	458,856
	02	2007	22.0660	24.4169	459,307
	02	2006	17.6750	22.0660	305,872

	03	2015	19.9964	19.1757	5,795
	03	2014	21.9667	19.9964	6,419
	03	2013	18.8622	21.9667	7,209
	03	2012	16.5448	18.8622	9,335
	03	2011	18.9717	16.5448	23,993
	03	2010	17.5359	18.9717	25,923
	03	2009	13.7046	17.5359	28,073
	03	2008	24.3521	13.7046	29,942
	03	2007	22.0189	24.3521	29,931
	03	2006	17.6462	22.0189	48,264

	04	2015	19.6258	18.7915	97,153
	04	2014	21.5927	19.6258	130,097
	04	2013	18.5695	21.5927	154,537
	04	2012	16.3131	18.5695	161,709
	04	2011	18.7348	16.3131	175,136
	04	2010	17.3434	18.7348	194,688
	04	2009	13.5750	17.3434	217,797
	04	2008	24.1590	13.5750	263,549
	04	2007	21.8779	24.1590	280,914
	04	2006	17.5601	21.8779	322,551

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	19.5047	18.6660	2,415
	05	2014	21.4703	19.5047	2,325
	05	2013	18.4736	21.4703	482
	05	2012	16.2372	18.4736	464
	05	2011	18.6570	16.2372	466
	05	2010	17.2801	18.6570	440
	05	2009	13.5324	17.2801	424
	05	2008	24.0954	13.5324	816
	05	2007	21.8315	24.0954	1,441
	05	2006	17.5316	21.8315	1,848

	06	2015	19.1423	18.2911	6,745
	06	2014	21.1039	19.1423	6,902
	06	2013	18.1862	21.1039	7,015
	06	2012	16.0093	18.1862	7,075
	06	2011	18.4234	16.0093	7,321
	06	2010	17.0900	18.4234	7,286
	06	2009	13.4041	17.0900	9,500
	06	2008	23.9038	13.4041	11,270
	06	2007	21.6914	23.9038	19,580
	06	2006	17.4459	21.6914	26,116

	07	2015	18.4266	17.5983	0
	07	2014	20.3252	18.4266	0
	07	2013	17.5242	20.3252	1,330
	07	2012	15.4344	17.5242	2,385
	07	2011	17.7709	15.4344	5,442
	07	2010	16.4931	17.7709	7,645
	07	2009	12.9426	16.4931	18,009
	07	2008	23.0927	12.9426	20,320
	07	2007	20.9661	23.0927	39,025
	07	2006	16.8711	20.9661	53,259

	08	2015	17.9916	17.1475	0
	08	2014	19.8861	17.9916	0
	08	2013	17.1808	19.8861	1,945
	08	2012	15.1632	17.1808	1,887
	08	2011	17.4945	15.1632	1,863
	08	2010	16.2699	17.4945	2,403
	08	2009	12.7936	16.2699	2,307
	08	2008	22.8740	12.7936	2,377
	08	2007	20.8104	22.8740	3,286
	08	2006	16.7801	20.8104	3,625

MFS Strategic Income Portfolio, Service Class	01	2015	16.7213	16.0982	331
	01	2014	16.5170	16.7213	65
	01	2013	16.6227	16.5170	69
	01	2012	15.3336	16.6227	72
	01	2011	14.9541	15.3336	77
	01	2010	13.8238	14.9541	81
	01	2009	11.0520	13.8238	86
	01	2008	12.9554	11.0520	369
	01	2007	12.7675	12.9554	6,295
	01	2006	12.2007	12.7675	6,290

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	16.3108	15.6711	4,065
	02	2014	16.1444	16.3108	4,064
	02	2013	16.2809	16.1444	4,637
	02	2012	15.0490	16.2809	5,855
	02	2011	14.7064	15.0490	8,883
	02	2010	13.6226	14.7064	9,124
	02	2009	10.9133	13.6226	9,374
	02	2008	12.8190	10.9133	14,965
	02	2007	12.6590	12.8190	16,780
	02	2006	12.1216	12.6590	17,107

	03	2015	16.2095	15.5658	0
	03	2014	16.0523	16.2095	0
	03	2013	16.1963	16.0523	0
	03	2012	14.9785	16.1963	0
	03	2011	14.6450	14.9785	0
	03	2010	13.5726	14.6450	0
	03	2009	10.8788	13.5726	0
	03	2008	12.7850	10.8788	0
	03	2007	12.6319	12.7850	0
	03	2006	12.1018	12.6319	0

	04	2015	15.9091	15.2539	8,805
	04	2014	15.7790	15.9091	2,338
	04	2013	15.9450	15.7790	10,403
	04	2012	14.7688	15.9450	11,170
	04	2011	14.4620	14.7688	6,865
	04	2010	13.4236	14.4620	2,704
	04	2009	10.7759	13.4236	4,187
	04	2008	12.6836	10.7759	3,308
	04	2007	12.5510	12.6836	7,231
	04	2006	12.0427	12.5510	9,392

	05	2015	15.8109	15.1521	0
	05	2014	15.6896	15.8109	0
	05	2013	15.8627	15.6896	0
	05	2012	14.7001	15.8627	0
	05	2011	14.4020	14.7001	0
	05	2010	13.3747	14.4020	0
	05	2009	10.7420	13.3747	0
	05	2008	12.6502	10.7420	0
	05	2007	12.5244	12.6502	0
	05	2006	12.0232	12.5244	0

	06	2015	15.5172	14.8478	0
	06	2014	15.4218	15.5172	0
	06	2013	15.6159	15.4218	0
	06	2012	14.4938	15.6159	0
	06	2011	14.2217	14.4938	0
	06	2010	13.2275	14.2217	0
	06	2009	10.6402	13.2275	0
	06	2008	12.5495	10.6402	0
	06	2007	12.4440	12.5495	0
	06	2006	11.9643	12.4440	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	14.0330	13.4208	0
	07	2014	13.9539	14.0330	0
	07	2013	14.1367	13.9539	0
	07	2012	13.1276	14.1367	0
	07	2011	12.8877	13.1276	0
	07	2010	11.9929	12.8877	0
	07	2009	9.6520	11.9929	0
	07	2008	11.3899	9.6520	0
	07	2007	11.2999	11.3899	0
	07	2006	10.8699	11.2999	0

	08	2015	13.7017	13.0770	0
	08	2014	13.6524	13.7017	0
	08	2013	13.8597	13.6524	0
	08	2012	12.8970	13.8597	0
	08	2011	12.6872	12.8970	0
	08	2010	11.8306	12.6872	0
	08	2009	9.5409	11.8306	0
	08	2008	11.2820	9.5409	0
	08	2007	11.2159	11.2820	0
	08	2006	10.8112	11.2159	0

MFS Total Return Series, Service Class	01	2015	11.3798	11.1216	3,491,588
	01	2014	10.6956	11.3798	4,339,978
	01	2013	10.0000	10.6956	5,178,160

	02	2015	11.3480	11.0679	1,157,359
	02	2014	10.6875	11.3480	1,532,328
	02	2013	10.0000	10.6875	1,988,469

	03	2015	11.3400	11.0545	438,255
	03	2014	10.6854	11.3400	540,806
	03	2013	10.0000	10.6854	608,271

	04	2015	11.3161	11.2274	680,351
	04	2014	10.6793	11.3161	1,094,877
	04	2013	10.0000	10.6793	1,527,795

	05	2015	11.3082	11.2052	15,288
	05	2014	10.6772	11.3082	21,486
	05	2013	10.0000	10.6772	36,441

	06	2015	11.2844	10.1382	13,352
	06	2014	10.6711	11.2844	56,778
	06	2013	10.0000	10.6711	111,791

	07	2015	11.2764	10.1160	0
	07	2014	10.6690	11.2764	74,817
	07	2013	10.0000	10.6690	109,217

	08	2015	11.2447	10.0275	73
	08	2014	10.6608	11.2447	59
	08	2013	10.0000	10.6608	2,859

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Growth Series, Service Class	01	2015	27.9583	29.4898	39.274
	01	2014	26.1691	27.9583	46,573
	01	2013	19.5036	26.1691	48,431
	01	2012	10.0000	19.5036	41,292

	02	2015	27.2721	28.7074	14,819
	02	2014	25.5789	27.2721	18,055
	02	2013	19.1025	25.5789	17,282
	02	2012	10.0000	19.1025	37,598

	03	2015	27.1025	28.5144	0
	03	2014	25.4328	27.1025	0
	03	2013	19.0032	25.4328	1,592
	03	2012	10.0000	19.0032	9,198

	04	2015	26.6003	27.9431	17,057
	04	2014	24.9998	26.6003	17,093
	04	2013	18.7082	24.9998	25,656
	04	2012	10.0000	18.7082	39,934

	05	2015	26.4361	27.7565	1,314
	05	2014	24.8581	26.4361	0
	05	2013	18.6117	24.8581	0
	05	2012	10.0000	18.6117	0

	06	2015	25.9450	27.1991	0
	06	2014	24.4338	25.9450	0
	06	2013	18.3221	24.4338	0
	06	2012	10.0000	18.3221	0

	07	2015	24.3037	25.4655	0
	07	2014	22.8998	24.3037	0
	07	2013	17.1806	22.8998	0
	07	2012	10.0000	17.1806	0

	08	2015	23.7299	24.8133	0
	08	2014	22.4051	23.7299	0
	08	2013	16.8439	22.4051	0
	08	2012	10.0000	16.8439	0

MFS Research Series, Service Class	01	2015	14.4476	14.2774	1,162,857
	01	2014	13.3691	14.4476	1,303,853
	01	2013	10.3031	13.3691	1,511,712
	01	2012	10.0000	10.3031	1,872,381

	02	2015	14.3855	14.1871	674,453
	02	2014	13.3388	14.3855	739,515
	02	2013	10.3007	13.3388	880,295
	02	2012	10.0000	10.3007	1,038,400

	03	2015	14.3700	14.1646	33,062
	03	2014	13.3312	14.3700	33,816
	03	2013	10.3001	13.3312	35,311
	03	2012	10.0000	10.3001	39,253

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	14.3235	14.0971	142,433
	04	2014	13.3085	14.3235	164,663
	04	2013	10.2983	13.3085	198,831
	04	2012	10.0000	10.2983	237,725

	05	2015	14.3081	14.0748	0
	05	2014	13.3010	14.3081	0
	05	2013	10.2977	13.3010	0
	05	2012	10.0000	10.2977	0

	06	2015	14.2617	14.0076	0
	06	2014	13.2782	14.2617	0
	06	2013	10.2959	13.2782	0
	06	2012	10.0000	10.2959	838

	07	2015	14.2463	13.9854	0
	07	2014	13.2706	14.2463	0
	07	2013	10.2953	13.2706	0
	07	2012	10.0000	10.2953	0

	08	2015	14.1846	13.8963	0
	08	2014	13.2403	14.1846	0
	08	2013	10.2929	13.2403	0
	08	2012	10.0000	10.2929	0

MFS Utilities Series, Service Class	01	2015	10.1013	8.4642	690,818
	01	2014	10.0000	10.1013	771,253

	02	2015	10.0932	8.4401	308,241
	02	2014	10.0000	10.0932	364,219

	03	2015	10.0911	8.4341	14,546
	03	2014	10.0000	10.0911	31,044

	04	2015	10.0850	8.4160	203,908
	04	2014	10.0000	10.0850	254,972

	05	2015	10.0829	8.4101	0
	05	2014	10.0000	10.0829	2,183

	06	2015	10.0768	8.3920	30,995
	06	2014	10.0000	10.0768	34,575

	07	2015	10.0747	8.3860	0
	07	2014	10.0000	10.0747	0

	08	2015	10.0665	8.3620	0
	08	2014	10.0000	10.0665	0

MFS Value Series, Initial Class	01	2015	14.9709	14.6081	1,009,306
	01	2014	13.7814	14.9709	1,289,429
	01	2013	10.3170	13.7814	1,836,911
	01	2012	10.0000	10.3170	2,370,074

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	14.9066	14.5157	866,369
	02	2014	13.7501	14.9066	1,071,126
	02	2013	10.3146	13.7501	1,507,446
	02	2012	10.0000	10.3146	2,003,733

	03	2015	14.8905	14.4926	45,302
	03	2014	13.7423	14.8905	50,786
	03	2013	10.3140	13.7423	48,533
	03	2012	10.0000	10.3140	62,384

	04	2015	14.8423	14.4236	235,883
	04	2014	13.7188	14.8423	290,759
	04	2013	10.3122	13.7188	462,090
	04	2012	10.0000	10.3122	626,789

	05	2015	14.8264	14.4008	8,307
	05	2014	13.7111	14.8264	8,378
	05	2013	10.3116	13.7111	4,480
	05	2012	10.0000	10.3116	4,529

	06	2015	14.7784	14.3321	18,525
	06	2014	13.6877	14.7784	21,167
	06	2013	10.3098	13.6877	32,085
	06	2012	10.0000	10.3098	42,917

	07	2015	14.7624	14.3093	4,660
	07	2014	13.6799	14.7624	5,889
	07	2013	10.3091	13.6799	23,543
	07	2012	10.0000	10.3091	46,028

	08	2015	14.6985	14.2182	0
	08	2014	13.6486	14.6985	2,637
	08	2013	10.3067	13.6486	7,996
	08	2012	10.0000	10.3067	9,693

MFS Value Series, Service Class	01	2015	14.8927	14.5029	861,725
	01	2014	13.7477	14.8927	1,107,665
	01	2013	10.3139	13.7477	147,412
	01	2012	10.0000	10.3139	186,744

	02	2015	14.8288	14.4112	412,124
	02	2014	13.7165	14.8288	552,680
	02	2013	10.3115	13.7165	39,903
	02	2012	10.0000	10.3115	46,580

	03	2015	14.8127	14.3883	13,425
	03	2014	13.7087	14.8127	15,066
	03	2013	10.3109	13.7087	0
	03	2012	10.0000	10.3109	0

	04	2015	14.7648	14.3198	172,720
	04	2014	13.6853	14.7648	194,186
	04	2013	10.3091	13.6853	9,341
	04	2012	10.0000	10.3091	11,025

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	14.7490	14.2972	0
	05	2014	13.6776	14.7490	0
	05	2013	10.3085	13.6776	0
	05	2012	10.0000	10.3085	0

	06	2015	14.7012	14.2289	9,483
	06	2014	13.6542	14.7012	11,679
	06	2013	10.3067	13.6542	0
	06	2012	10.0000	10.3067	0

	07	2015	14.6853	14.2063	27
	07	2014	13.6464	14.6853	32
	07	2013	10.3061	13.6464	0
	07	2012	10.0000	10.3061	0

	08	2015	14.6218	14.1158	0
	08	2014	13.6153	14.6218	0
	08	2013	10.3036	13.6153	0
	08	2012	10.0000	10.3036	0

MFS Blended Research Small Cap Equity Portfolio, Service Class	01	2015	15.3986	14.4655	519,130
	01	2014	14.6263	15.3896	663,307
	01	2013	10.2380	14.6263	857,420
	01	2012	9.1053	10.2380	1,153,111
	01	2011	9.7596	9.1053	1,280,349
	01	2010	8.0019	9.7596	1,407,197
	01	2009	5.9638	8.0019	1,745,397
	01	2008	9.8081	5.9638	1,907,001
	01	2007	10.0000	9.8081	1,035,471

	02	2015	15.1461	14.2076	338,561
	02	2014	14.4242	15.1461	425,937
	02	2013	10.1171	14.4242	536,543
	02	2012	9.0162	10.1171	709,710
	02	2011	9.6838	9.0162	785,658
	02	2010	7.9559	9.6838	944,705
	02	2009	5.9416	7.9559	1,169,294
	02	2008	9.7917	5.9416	1,423,499
	02	2007	10.0000	9.7917	832,213

	03	2015	15.0855	14.1436	11,222
	03	2014	14.3739	15.0855	12,121
	03	2013	10.0870	14.3739	7,755
	03	2012	8.9940	10.0870	8,512
	03	2011	9.6649	8.9940	9,510
	03	2010	7.9444	9.6649	10,390
	03	2009	5.9360	7.9444	15,475
	03	2008	9.7875	5.9360	24,346
	03	2007	10.0000	9.7875	10,653

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	14.9055	13.9534	76,111
	04	2014	14.2242	14.9055	94,663
	04	2013	9.9972	14.2242	119,109
	04	2012	8.9277	9.9972	148,742
	04	2011	9.6083	8.9277	160,573
	04	2010	7.9100	9.6083	171,550
	04	2009	5.9194	7.9100	232,951
	04	2008	9.7752	5.9194	317,297
	04	2007	10.0000	9.7752	155,628

	05	2015	14.8464	13,8910	2,237
	05	2014	14.1750	14.8464	1,137
	05	2013	9.9676	14.1750	1,137
	05	2012	8.9058	9.9676	1,137
	05	2011	9.5896	8.9058	1,138
	05	2010	7.8987	9.5896	3,335
	05	2009	5.9139	7.8987	3,651
	05	2008	9.7711	5.9139	1,141
	05	2007	10.0000	9.7711	0

	06	2015	14.6687	13.7037	241
	06	2014	14.0269	14.6687	291
	06	2013	9.8787	14.0269	353
	06	2012	8.8400	9.8787	520
	06	2011	9.5334	8.8400	369
	06	2010	7.8644	9.5334	1,801
	06	2009	5.8973	7.8644	2,126
	06	2008	9.7587	5.8973	3,755
	06	2007	10.0000	9.7587	0

	07	2015	14.6101	13.6420	0
	07	2014	13.9780	14.6101	0
	07	2013	9.8492	13.9780	25
	07	2012	8.8182	9.8492	1,160
	07	2011	9.5147	8.8182	5,179
	07	2010	7.8530	9.5147	5,872
	07	2009	5.8918	7.8530	6,813
	07	2008	9.7546	5.8918	14,070
	07	2007	10.0000	9.7546	541

	08	2015	14.3773	13.3970	0
	08	2014	13.7834	14.3773	0
	08	2013	9.7321	13.7834	0
	08	2012	8.7312	9.7321	37
	08	2011	9.4402	8.7312	0
	08	2010	7.8075	9.4402	0
	08	2009	5.8697	7.8075	0
	08	2008	9.7381	5.8697	1,109
	08	2007	10.0000	9.7381	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Conservative Allocation Portfolio, Service Class	01	2015	14.5917	14.2736	3,808,315
	01	2014	14.2168	14.5917	4,253,125
	01	2013	13.2058	14.2168	4,787,525
	01	2012	12.3582	13.2058	5,441,083
	01	2011	12.4928	12.3582	5,806,695
	01	2010	11.5910	12.4928	6,112,341
	01	2009	9.8907	11.5910	3,558,286
	01	2008	10.0000	9.8907	253,785

	02	2015	14.4086	14.0658	538,747
	02	2014	14.0670	14.4086	643,565
	02	2013	13.0934	14.0670	729,825
	02	2012	12.2781	13.0934	909,647
	02	2011	12.4371	12.2781	923,922
	02	2010	11.5627	12.4371	1,226,099
	02	2009	9.8868	11.5627	1,045,869
	02	2008	10.0000	9.8868	92,649

	03	2015	14.3631	14.0142	28,944
	03	2014	14.0297	14.3631	24,513
	03	2013	13.0653	14.0297	25,256
	03	2012	12.2581	13.0653	26,500
	03	2011	12.4231	12.2581	33,923
	03	2010	11.5557	12.4231	684
	03	2009	9.8858	11.5557	12,722
	03	2008	10.0000	9.8858	0

	04	2015	14.2272	13.8604	498,270
	04	2014	13.9183	14.2272	507,487
	04	2013	12.9815	13.9183	580,155
	04	2012	12.1982	12.9815	674,768
	04	2011	12.3814	12.1982	847,276
	04	2010	11.5345	12.3814	1,039,492
	04	2009	9.8828	11.5345	298,977
	04	2008	10.0000	9.8828	20,569

	05	2015	14.1825	13.8098	0
	05	2014	13.8816	14.1825	0
	05	2013	12.9538	13.8816	0
	05	2012	12.1784	12.9538	0
	05	2011	12.3676	12.1784	0
	05	2010	11.5275	12.3676	0
	05	2009	9.8818	11.5275	0
	05	2008	10.0000	9.8818	0

	06	2015	14.0480	13.6578	0
	06	2014	13.7711	14.0480	0
	06	2013	12.8705	13.7711	0
	06	2012	12.1188	12.8705	0
	06	2011	12.3259	12.1188	0
	06	2010	11.5063	12.3259	0
	06	2009	9.8788	11.5063	0
	06	2008	10.0000	9.8788	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	14.0036	13.6077	0
	07	2014	13.7346	14.0036	0
	07	2013	12.8429	13.7346	0
	07	2012	12.0990	12.8429	8,527
	07	2011	12.3121	12.0990	8,527
	07	2010	11.4993	12.3121	14,892
	07	2009	9.8778	11.4993	3,568
	07	2008	10.0000	9.8778	0

	08	2015	13.8266	13.4082	11,918
	08	2014	13.5889	13.8266	11,917
	08	2013	12.7327	13.5889	15,540
	08	2012	12.0200	12.7327	15,540
	08	2011	12.2567	12.0200	15,540
	08	2010	11.4711	12.2567	0
	08	2009	9.8738	11.4711	0
	08	2008	10.0000	9.8738	0

MFS Global Real Estate Portfolio, Initial Class	01	2015	25.0678	24.8252	3,484
	01	2014	22.0560	25.0678	5,566
	01	2013	21.3719	22.0560	7,264
	01	2012	16.7211	21.3719	6,010
	01	2011	18.4073	16.7211	7,583
	01	2010	16.2431	18.4073	9,089
	01	2009	12.7026	16.2431	16,110
	01	2008	23.3818	12.7026	18,257
	01	2007	27.3849	23.3818	19,037
	01	2006	20.0459	27.3849	21,842

	02	2015	24.4525	24.1665	2,979
	02	2014	21.5584	24.4525	3,223
	02	2013	20.9323	21.5584	6,184
	02	2012	16.4108	20.9323	5,639
	02	2011	18.1024	16.4108	6,695
	02	2010	16.0066	18.1024	11,185
	02	2009	12.5432	16.0066	13,975
	02	2008	23.1358	12.5432	16,875
	02	2007	27.1524	23.1358	20,883
	02	2006	19.9161	27.1524	20,946

	03	2015	24.3004	24.0040	3,086
	03	2014	21.4353	24.3004	3,321
	03	2013	20.8234	21.4353	3,722
	03	2012	16.3338	20.8234	885
	03	2011	18.0267	16.3338	2,097
	03	2010	15.9478	18.0267	2,450
	03	2009	12.5035	15.9478	2,579
	03	2008	23.0745	12.5035	3,552
	03	2007	27.0943	23.0745	4,805
	03	2006	19.8836	27.0943	6,956

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	23.8500	23.5230	5,425
	04	2014	21.0703	23.8500	5,847
	04	2013	20.5002	21.0703	7,152
	04	2012	16.1050	20.5002	7,689
	04	2011	17.8015	16.1050	9,053
	04	2010	15.7727	17.8015	13,421
	04	2009	12.3852	15.7727	18,858
	04	2008	22.8914	12.3852	21,396
	04	2007	26.9209	22.8914	20,835
	04	2006	19.7865	26.9209	40,200

	05	2015	23.7028	23.3659	23
	05	2014	20.9508	23.7028	25
	05	2013	20.3943	20.9508	29
	05	2012	16.0300	20.3943	0
	05	2011	17.7275	16.0300	0
	05	2010	15.7152	17.7275	782
	05	2009	12.3462	15.7152	824
	05	2008	22.8312	12.3462	1,055
	05	2007	26.8638	22.8312	0
	05	2006	19.7545	26.8638	0

	06	2015	23.2624	22.8966	672
	06	2014	20.5932	23.2624	1,023
	06	2013	20.0771	20.5932	1,100
	06	2012	15.8050	20.0771	1,003
	06	2011	17.5056	15.8050	1,273
	06	2010	15.5422	17.5056	1,705
	06	2009	12.2292	15.5422	6,935
	06	2008	22.6497	12.2292	6,019
	06	2007	26.6914	22.6497	4,998
	06	2006	19.6578	26.6914	3,709

	07	2015	19.9587	19.6348	20
	07	2014	17.6776	19.9587	23
	07	2013	17.2433	17.6776	1,008
	07	2012	13.5812	17.2433	4,500
	07	2011	15.0502	13.5812	5,639
	07	2010	13.3690	15.0502	8,669
	07	2009	10.5246	13.3690	12,580
	07	2008	19.5027	10.5246	14,274
	07	2007	22.9948	19.5027	12,911
	07	2006	16.9439	22.9948	11,310

	08	2015	19.4875	19.1320	3
	08	2014	17.2957	19.4875	3
	08	2013	16.9054	17.2957	4
	08	2012	13.3425	16.9054	59
	08	2011	14.8160	13.3425	48
	08	2010	13.1880	14.8160	48
	08	2009	10.4034	13.1880	54
	08	2008	19.3181	10.4034	65
	08	2007	22.8241	19.3181	164
	08	2006	16.8525	22.8241	239

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Global Real Estate Portfolio, Service Class	01	2015	16.3216	16.1195	382,092
	01	2014	14.3993	16.3216	470,261
	01	2013	13.9821	14.3993	647,598
	01	2012	10.9790	13.9821	658,543
	01	2011	12.1056	10.9790	870,267
	01	2010	10.7138	12.1056	968,518
	01	2009	8.3953	10.7138	1,043,642
	01	2008	15.4994	8.3953	1,170,641
	01	2007	18.1956	15.4994	788,648
	01	2006	13.3501	18.1956	357,240

	02	2015	15.9626	15.7328	306,361
	02	2014	14.1112	15.9626	399,948
	02	2013	13.7303	14.1112	570,493
	02	2012	10.8034	13.7303	584,473
	02	2011	11.9363	10.8034	730,824
	02	2010	10.5854	11.9363	811,180
	02	2009	8.3116	10.5854	891,133
	02	2008	15.3764	8.3116	1,069,859
	02	2007	18.0883	15.3764	809,007
	02	2006	13.2983	18.0883	387,609

	03	2015	15.8738	15.6373	12,762
	03	2014	14.0399	15.8738	14,268
	03	2013	13.6678	14.0399	12,020
	03	2012	10.7597	13.6678	13,367
	03	2011	11.8941	10.7597	28,424
	03	2010	10.5535	11.8941	33,077
	03	2009	8.2907	10.5535	39,534
	03	2008	15.3457	8.2907	47,054
	03	2007	18.0614	15.3457	36,489
	03	2006	13.2853	18.0614	26,290

	04	2015	15.6102	15.3541	106,022
	04	2014	13.8279	15.6102	122,131
	04	2013	13.4822	13.8279	174,512
	04	2012	10.6299	13.4822	173,315
	04	2011	11.7687	10.6299	227,268
	04	2010	10.4581	11.7687	262,950
	04	2009	8.2284	10.4581	297,957
	04	2008	15.2540	8.2284	351,251
	04	2007	17.9812	15.2540	302,630
	04	2006	13.2465	17.9812	196,095

	05	2015	15.5239	15.2615	3,192
	05	2014	13.7585	15.5239	3,174
	05	2013	13.4213	13.7585	1,354
	05	2012	10.5873	13.4213	1,259
	05	2011	11.7274	10.5873	1,352
	05	2010	10.4267	11.7274	2,243
	05	2009	8.2079	10.4267	2,281
	05	2008	15.2238	8.2079	4,421
	05	2007	17.9547	15.2238	3,581
	05	2006	13.2337	17.9547	2,492

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	15.2656	14.9845	6,522
	06	2014	13.5504	15.2656	6,679
	06	2013	13.2386	13.5504	8,912
	06	2012	10.4593	13.2386	9,801
	06	2011	11.6034	10.4593	11,910
	06	2010	10.3324	11.6034	12,433
	06	2009	8.1461	10.3324	13,752
	06	2008	15.1326	8.1461	19,888
	06	2007	17.8748	15.1326	23,639
	06	2006	13.1949	17.8748	21,247

	07	2015	15.1807	14.8935	1,309
	07	2014	13.4818	15.1807	1,547
	07	2013	13.1783	13.4818	4,816
	07	2012	10.4171	13.1783	6,156
	07	2011	11.5624	10.4171	15,055
	07	2010	10.3011	11.5624	19,902
	07	2009	8.1257	10.3011	22,871
	07	2008	15.1023	8.1257	27,179
	07	2007	17.8482	15.1023	24,029
	07	2006	13.1821	17.8482	23,742

	08	2015	14.8444	14.5337	0
	08	2014	13.2102	14.8444	0
	08	2013	12.9394	13.2102	2,406
	08	2012	10.2493	12.9394	2,094
	08	2011	11.3995	10.2493	2,348
	08	2010	10.1768	11.3995	3,112
	08	2009	8.0441	10.1768	3,130
	08	2008	14.9817	8.0441	3,609
	08	2007	17.7422	14.9817	2,631
	08	2006	13.1306	17.7422	2,196

MFS Growth Allocation Portfolio, Service Class	01	2015	18.4147	18.1556	2,791,319
	01	2014	17.8350	18.4147	2,934,595
	01	2013	14.8253	17.8350	3,122,388
	01	2012	13.4192	14.8253	3,442,050
	01	2011	14.2050	13.4192	3,778,459
	01	2010	12.7188	14.2050	3,865,002
	01	2009	10.2078	12.7188	3,407,753
	01	2008	10.0000	10.2078	378,364

	02	2015	18.1837	17.8913	787,458
	02	2014	17.6471	18.1837	987,902
	02	2013	14.6990	17.6471	1,080,876
	02	2012	13.3321	14.6990	1,077,409
	02	2011	14.1416	13.3321	1,164,361
	02	2010	12.6878	14.1416	1,290,759
	02	2009	10.2037	12.6878	1,115,847
	02	2008	10.0000	10.2037	101,892

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	18.1262	17.8256	8,536
	03	2014	17.6003	18.1262	9,086
	03	2013	14.6675	17.6003	9,648
	03	2012	13.3104	14.6675	10,275
	03	2011	14.1257	13.3104	10,988
	03	2010	12.6800	14.1257	11,668
	03	2009	10.2027	12.6800	12,248
	03	2008	10.0000	10.2027	0

	04	2015	17.9547	17.6299	187,290
	04	2014	17.4606	17.9547	207,725
	04	2013	14.5733	17.4606	209,045
	04	2012	13.2454	14.5733	199,908
	04	2011	14.0782	13.2454	233,484
	04	2010	12.6568	14.0782	255,492
	04	2009	10.1996	12.6568	219,628
	04	2008	10.0000	10.1996	0

	05	2015	17.8983	17.5656	0
	05	2014	17.4146	17.8983	0
	05	2013	14.5423	17.4146	0
	05	2012	13.2239	14.5423	0
	05	2011	14.0625	13.2239	0
	05	2010	12.6491	14.0625	0
	05	2009	10.1985	12.6491	0
	05	2008	10.0000	10.1985	0

	06	2015	17.7286	17.3724	0
	06	2014	17.2760	17.7286	0
	06	2013	14.4488	17.2760	0
	06	2012	13.1592	14.4488	0
	06	2011	14.0152	13.1592	0
	06	2010	12.6258	14.0152	0
	06	2009	10.1955	12.6258	0
	06	2008	10.0000	10.1955	0

	07	2015	17.6725	17.3086	0
	07	2014	17.2302	17.6725	0
	07	2013	14.4178	17.2302	0
	07	2012	13.1377	14.4178	0
	07	2011	13.9994	13.1377	0
	07	2010	12.6181	13.9994	0
	07	2009	10.1944	12.6181	0
	07	2008	10.0000	10.1944	0

	08	2015	17.4492	17.0548	0
	08	2014	17.0473	17.4492	0
	08	2013	14.2941	17.0473	0
	08	2012	13.0518	14.2941	0
	08	2011	13.9365	13.0518	0
	08	2010	12.5871	13.9365	0
	08	2009	10.1903	12.5871	0
	08	2008	10.0000	10.1903	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Inflation-Adjusted Bond Portfolio, Service Class	01	2015	12.3578	11.5081	870,319
	01	2014	12.1542	12.3578	1,054,706
	01	2013	13.0543	12.1542	1,193,407
	01	2012	12.3637	13.0543	1,340,518
	01	2011	11.2576	12.3637	1,958,162
	01	2010	10.9162	11.2576	1,356,947
	01	2009	10.2485	10.9162	906,444
	01	2008	10.0000	10.2485	41,540

	02	2015	12.2027	11.3405	207,419
	02	2014	12.0262	12.2027	234,266
	02	2013	12.9431	12.0262	389,962
	02	2012	12.2835	12.9431	637,540
	02	2011	11.2073	12.2835	721,833
	02	2010	10.8896	11.2073	547,701
	02	2009	10.2444	10.8896	612,021
	02	2008	10.0000	10.2444	6,711

	03	2015	12.1641	11.2989	2,463
	03	2014	11.9943	12.1641	3,500
	03	2013	12.9154	11.9943	3,672
	03	2012	12.2635	12.9154	3,243
	03	2011	11.1948	12.2635	3,299
	03	2010	10.8830	11.1948	3,124
	03	2009	10.2434	10.8830	2,526
	03	2008	10.0000	10.2434	0

	04	2015	12.0490	11.1749	253,526
	04	2014	11.8991	12.0490	267,659
	04	2013	12.8325	11.8991	304,994
	04	2012	12.2036	12.8325	347,882
	04	2011	11.1571	12.2036	346,600
	04	2010	10.8630	11.1571	380,903
	04	2009	10.2403	10.8630	142,381
	04	2008	10.0000	10.2403	1,425

	05	2015	12.0112	11.1341	0
	05	2014	11.8677	12.0112	7,333
	05	2013	12.8052	11.8677	7,301
	05	2012	12.1838	12.8052	6,841
	05	2011	11.1447	12.1838	6,565
	05	2010	10.8564	11.1447	9,386
	05	2009	10.2392	10.8564	8,882
	05	2008	10.0000	10.2392	0

	06	2015	11.8973	11.0116	222
	06	2014	11.7733	11.8973	212
	06	2013	12.7228	11.7733	217
	06	2012	12.1242	12.7228	200
	06	2011	11.1071	12.1242	0
	06	2010	10.8365	11.1071	0
	06	2009	10.2361	10.8365	0
	06	2008	10.0000	10.2361	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	11.8597	10.9711	0
	07	2014	11.7420	11.8597	0
	07	2013	12.6956	11.7420	4,068
	07	2012	12.1044	12.6956	3,798
	07	2011	11.0947	12.1044	0
	07	2010	10.8298	11.0947	2,619
	07	2009	10.2351	10.8298	2,137
	07	2008	10.0000	10.2351	0

	08	2015	11.7098	10.8103	0
	08	2014	11.6175	11.7098	0
	08	2013	12.5867	11.6175	0
	08	2012	12.0253	12.5867	0
	08	2011	11.0448	12.0253	0
	08	2010	10.8033	11.0448	0
	08	2009	10.2310	10.8033	0
	08	2008	10.0000	10.2310	0

MFS Limited Maturity Portfolio, Initial Class	01	2015	10.1738	10.0486	2,464,595
	01	2014	10.2674	10.1738	3,193,588
	01	2013	10.3711	10.2674	4,004,925
	01	2012	10.3198	10.3711	4,230,403
	01	2011	10.4429	10.3198	4,616,301
	01	2010	10.3730	10.4429	5,510,789
	01	2009	10.1681	10.3730	5,679,683
	01	2008	10.0000	10.1681	298,462

	02	2015	10.0336	9.8900	2,245,109
	02	2014	10.1465	10.0336	2,813,384
	02	2013	10.2699	10.1465	3,582,381
	02	2012	10.2401	10.2699	3,888,745
	02	2011	10.3833	10.2401	4,137,329
	02	2010	10.3349	10.3833	4,817,331
	02	2009	10.1513	10.3349	4,934,918
	02	2008	10.0000	10.1513	465,968

	03	2015	9.9987	9.8506	142,358
	03	2014	10.1164	9.9987	159,932
	03	2013	10.2447	10.1164	130,027
	03	2012	10.2201	10.2447	157,527
	03	2011	10.3683	10.2201	179,366
	03	2010	10.3253	10.3683	209,348
	03	2009	10.1471	10.3253	243,854
	03	2008	10.0000	10.1471	3,584

	04	2015	9.8948	9.7333	620,770
	04	2014	10.0266	9.8948	749,601
	04	2013	10.1694	10.0266	1,131,676
	04	2012	10.1606	10.1694	1,166,765
	04	2011	10.3238	10.1606	1,333,729
	04	2010	10.2967	10.3238	1,590,325
	04	2009	10.1345	10.2967	1,758,748
	04	2008	10.0000	10.1345	139,793

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	9.8607	9.6948	11,484
	05	2014	9.9971	9.8607	11,563
	05	2013	10.1446	9.9971	3,743
	05	2012	10.1411	10.1446	3,199
	05	2011	10.3091	10.1411	2,935
	05	2010	10.2872	10.3091	29,296
	05	2009	10.1303	10.2872	27,364
	05	2008	10.0000	10.1303	5,776

	06	2015	9.7580	9.5791	40,640
	06	2014	9.9082	9.7580	43,748
	06	2013	10.0698	9.9082	90,434
	06	2012	10.0819	10.0698	102,018
	06	2011	10.2646	10.0819	108,925
	06	2010	10.2586	10.2646	177,498
	06	2009	10.1177	10.2586	177,371
	06	2008	10.0000	10.1177	26,335

	07	2015	9.7241	9.5409	14,765
	07	2014	9.8788	9.7241	19,272
	07	2013	10.0451	9.8788	70,396
	07	2012	10.0623	10.0451	77,237
	07	2011	10.2499	10.0623	114,169
	07	2010	10.2492	10.2499	176,114
	07	2009	10.1135	10.2492	204,354
	07	2008	10.0000	10.1135	6,105

	08	2015	9.5891	9.3892	0
	08	2014	9.7617	9.5891	13,006
	08	2013	9.9463	9.7617	22,657
	08	2012	9.9840	9.9463	21,884
	08	2011	10.1910	9.9840	22,837
	08	2010	10.2111	10.1910	29,638
	08	2009	10.0967	10.2111	29,973
	08	2008	10.0000	10.0967	489

MFS Limited Maturity Portfolio, Service Class	01	2015	9.9897	9.8472	1,192,759
	01	2014	10.1132	9.9897	1,470,753
	01	2013	10.2387	10.1132	1,561,196
	01	2012	10.2118	10.2387	1,554,043
	01	2011	10.3698	10.2118	2,559,665
	01	2010	10.3263	10.3698	1,672,470
	01	2009	10.1476	10.3263	1,306,657
	01	2008	10.0000	10.1476	718,981

	02	2015	9.8520	9.6917	624,150
	02	2014	9.9941	9.8520	768,548
	02	2013	10.1388	9.9941	692,692
	02	2012	10.1329	10.1388	610,382
	02	2011	10.3106	10.1329	599,037
	02	2010	10.2882	10.3106	643,539
	02	2009	10.1308	10.2882	608,852
	02	2008	10.0000	10.1308	400,655

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	9.8178	9.6531	4,308
	03	2014	9.9645	9.8178	7,481
	03	2013	10.1139	9.9645	7,743
	03	2012	10.1132	10.1139	7,125
	03	2011	10.2958	10.1132	6,746
	03	2010	10.2787	10.2958	6,907
	03	2009	10.1266	10.2787	9,305
	03	2008	10.0000	10.1266	8,216

	04	2015	9.7158	9.5382	187,959
	04	2014	9.8760	9.7158	206,725
	04	2013	10.0396	9.8760	194,447
	04	2012	10.0543	10.0396	152,115
	04	2011	10.2516	10.0543	212,464
	04	2010	10.2502	10.2516	128,197
	04	2009	10.1140	10.2502	88,792
	04	2008	10.0000	10.1140	50,111

	05	2015	9.6823	9.5005	0
	05	2014	9.8470	9.6823	0
	05	2013	10.0151	9.8470	0
	05	2012	10.0349	10.0151	0
	05	2011	10.2370	10.0349	0
	05	2010	10.2408	10.2370	0
	05	2009	10.1099	10.2408	0
	05	2008	10.0000	10.1099	0

	06	2015	9.5814	9.3870	0
	06	2014	9.7594	9.5814	0
	06	2013	9.9412	9.7594	0
	06	2012	9.9763	9.9412	0
	06	2011	10.1928	9.9763	0
	06	2010	10.2124	10.1928	0
	06	2009	10.0973	10.2124	0
	06	2008	10.0000	10.0973	0

	07	2015	9.5481	9.3496	0
	07	2014	9.7304	9.5481	0
	07	2013	9.9168	9.7304	0
	07	2012	9.9569	9.9168	0
	07	2011	10.1782	9.9569	0
	07	2010	10.2029	10.1782	0
	07	2009	10.0931	10.2029	0
	07	2008	10.0000	10.0931	0

	08	2015	9.4155	9.2010	0
	08	2014	9.6151	9.4155	0
	08	2013	9.8194	9.6151	0
	08	2012	9.8794	9.8194	0
	08	2011	10.1197	9.8794	0
	08	2010	10.1651	10.1197	0
	08	2009	10.0763	10.1651	0
	08	2008	10.0000	10.0763	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS Mid Cap Value Portfolio, Initial Class	01	2015	17.5791	16.8782	125,065
	01	2014	16.2037	17.5791	181,214
	01	2013	12.0396	16.2037	254,973
	01	2012	10.5249	12.0396	362,012
	01	2011	10.4482	10.5249	417,842
	01	2010	8.7029	10.4482	473,231
	01	2009	7.0442	8.7029	543,336
	01	2008	10.0000	7.0442	22,822

	02	2015	17.3368	16.6117	135,209
	02	2014	16.0129	17.3368	155,344
	02	2013	11.9221	16.0129	223,054
	02	2012	10.4435	11.9221	344,951
	02	2011	10.3885	10.4435	434,458
	02	2010	8.6708	10.3885	483,196
	02	2009	7.0326	8.6708	563,903
	02	2008	10.0000	7.0326	6,050

	03	2015	17.2765	16.5455	2,418
	03	2014	15.9654	17.2765	2,730
	03	2013	11.8928	15.9654	2,440
	03	2012	10.4232	11.8928	8,442
	03	2011	10.3736	10.4232	12,827
	03	2010	8.6628	10.3736	17,510
	03	2009	7.0296	8.6628	21,657
	03	2008	10.0000	7.0296	0

	04	2015	17.0970	16.3484	124,425
	04	2014	15.8237	17.0970	129,048
	04	2013	11.8053	15.8237	156,967
	04	2012	10.3625	11.8053	201,034
	04	2011	10.3290	10.3625	211,073
	04	2010	8.6387	10.3290	266,280
	04	2009	7.0209	8.6387	306,177
	04	2008	10.0000	7.0209	480

	05	2015	17.0380	16.2837	2,050
	05	2014	15.7771	17.0380	2,055
	05	2013	11.7765	15.7771	1,003
	05	2012	10.3424	11.7765	1,043
	05	2011	10.3142	10.3424	1,054
	05	2010	8.6308	10.3142	1,074
	05	2009	7.0180	8.6308	1,111
	05	2008	10.0000	7.0180	0

	06	2015	16.8605	16.0893	5,456
	06	2014	15.6368	16.8605	5,759
	06	2013	11.6897	15.6368	7,624
	06	2012	10.2821	11.6897	9,672
	06	2011	10.2698	10.2821	10,058
	06	2010	8.6068	10.2698	12,657
	06	2009	7.0092	8.6068	13,667
	06	2008	10.0000	7.0092	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	16.8019	16.0252	0
	07	2014	15.5903	16.8019	0
	07	2013	11.6610	15.5903	864
	07	2012	10.2621	11.6610	1,801
	07	2011	10.2550	10.2621	4,298
	07	2010	8.5988	10.2550	6,107
	07	2009	7.0063	8.5988	11,779
	07	2008	10.0000	7.0063	0

	08	2015	16.5686	15.7703	0
	08	2014	15.4055	16.5686	0
	08	2013	11.5463	15.4055	1,251
	08	2012	10.1822	11.5463	1,395
	08	2011	10.1960	10.1822	1,430
	08	2010	8.5668	10.1960	2,055
	08	2009	6.9946	8.5668	2,227
	08	2008	10.0000	6.9946	0

MFS Mid Cap Value Portfolio, Service Class	01	2015	17.2708	16.5254	192,429
	01	2014	15.9485	17.2708	190,536
	01	2013	11.8837	15.9485	146,813
	01	2012	10.4213	11.8837	182,819
	01	2011	10.3591	10.4213	162,349
	01	2010	8.6648	10.3591	214,341
	01	2009	7.0302	8.6648	211,853
	01	2008	10.0000	7.0302	37,841

	02	2015	17.0327	16.2644	83,719
	02	2014	15.7607	17.0327	106,187
	02	2013	11.7677	15.7607	123,019
	02	2012	10.3407	11.7677	129,133
	02	2011	10.2999	10.3407	122,827
	02	2010	8.6329	10.2999	115,137
	02	2009	7.0186	8.6329	168,384
	02	2008	10.0000	7.0186	31,265

	03	2015	16.9735	16.1995	6,146
	03	2014	15.7139	16.9735	6,746
	03	2013	11.7388	15.7139	190
	03	2012	10.3206	11.7388	227
	03	2011	10.2851	10.3206	242
	03	2010	8.6249	10.2851	5,197
	03	2009	7.0157	8.6249	549
	03	2008	10.0000	7.0157	1,980

	04	2015	16.7971	16.0067	23,240
	04	2014	15.5745	16.7971	23,167
	04	2013	11.6524	15.5745	25,348
	04	2012	10.2605	11.6524	25,571
	04	2011	10.2408	10.2605	35,491
	04	2010	8.6009	10.2408	32,809
	04	2009	7.0069	8.6009	16,499
	04	2008	10.0000	7.0069	2,157

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	16.7391	15.9433	603
	05	2014	15.5286	16.7391	0
	05	2013	11.6240	15.5286	0
	05	2012	10.2407	11.6240	0
	05	2011	10.2262	10.2407	0
	05	2010	8.5930	10.2262	0
	05	2009	7.0040	8.5930	0
	05	2008	10.0000	7.0040	0

	06	2015	16.5647	15.7530	0
	06	2014	15.3905	16.5647	0
	06	2013	11.5383	15.3905	0
	06	2012	10.1809	11.5383	0
	06	2011	10.1821	10.1809	0
	06	2010	8.5691	10.1821	0
	06	2009	6.9953	8.5691	0
	06	2008	10.0000	6.9953	0

	07	2015	16.5072	15.6902	0
	07	2014	15.3448	16.5072	0
	07	2013	11.5099	15.3448	0
	07	2012	10.1611	11.5099	0
	07	2011	10.1675	10.1611	0
	07	2010	8.5612	10.1675	0
	07	2009	6.9924	8.5612	0
	07	2008	10.0000	6.9924	0

	08	2015	16.2780	15.4407	0
	08	2014	15.1629	16.2780	0
	08	2013	11.3968	15.1629	0
	08	2012	10.0820	11.3968	0
	08	2011	10.1090	10.0820	0
	08	2010	8.5293	10.1090	0
	08	2009	6.9807	8.5293	0
	08	2008	10.0000	6.9807	0

MFS Moderate Allocation Portfolio, Service Class	01	2015	16.6949	16.4326	5,437,897
	01	2014	16.1688	16.6949	6,206,756
	01	2013	14.1178	16.1688	6,628,336
	01	2012	13.0108	14.1178	6,745,288
	01	2011	13.4790	13.0108	7,020,175
	01	2010	12.2621	13.4790	7,192,277
	01	2009	10.0886	12.2621	3,734,118
	01	2008	10.0000	10.0886	649,082

	02	2015	16.4855	16.1935	1,576,586
	02	2014	15.9984	16.4855	1,770,806
	02	2013	13.9976	15.9984	2,036,099
	02	2012	12.9264	13.9976	1,969,769
	02	2011	13.4188	12.9264	2,030,236
	02	2010	12.2323	13.4188	1,746,517
	02	2009	10.0846	12.2323	1,452,168
	02	2008	10.0000	10.0846	152,188

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	16.4333	16.1339	1,629
	03	2014	15.9560	16.4333	1,727
	03	2013	13.9676	15.9560	1,792
	03	2012	12.9053	13.9676	1,940
	03	2011	13.4038	12.9053	2,056
	03	2010	12.2248	13.4038	2,139
	03	2009	10.0836	12.2248	2,206
	03	2008	10.0000	10.0836	0

	04	2015	16.2779	15.9568	1,195,638
	04	2014	15.8293	16.2779	1,237,113
	04	2013	13.8780	15.8293	1,203,813
	04	2012	12.8423	13.8780	1,252,408
	04	2011	13.3587	12.8423	1,241,356
	04	2010	12.2024	13.3587	1,052,607
	04	2009	10.0805	12.2024	122,825
	04	2008	10.0000	10.0805	81,644

	05	2015	16.2268	15.8987	0
	05	2014	15.7876	16.2268	0
	05	2013	13.8484	15.7876	0
	05	2012	12.8215	13.8484	0
	05	2011	13.3438	12.8215	0
	05	2010	12.1950	13.3438	0
	05	2009	10.0795	12.1950	0
	05	2008	10.0000	10.0795	0

	06	2015	16.0729	15.7237	0
	06	2014	15.6620	16.0729	0
	06	2013	13.7593	15.6620	15,639
	06	2012	12.7587	13.7593	15,639
	06	2011	13.2989	12.7587	15,639
	06	2010	12.1726	13.2989	15,332
	06	2009	10.0764	12.1726	15,332
	06	2008	10.0000	10.0764	0

	07	2015	16.0221	15.6660	0
	07	2014	15.6204	16.0221	0
	07	2013	13.7298	15.6204	546
	07	2012	12.7379	13.7298	550
	07	2011	13.2839	12.7379	554
	07	2010	12.1651	13.2839	0
	07	2009	10.0754	12.1651	0
	07	2008	10.0000	10.0754	0

	08	2015	15.8196	15.4363	0
	08	2014	15.4547	15.8196	0
	08	2013	13.6121	15.4547	0
	08	2012	12.6547	13.6121	0
	08	2011	13.2242	12.6547	0
	08	2010	12.1353	13.2242	0
	08	2009	10.0714	12.1353	0
	08	2008	10.0000	10.0714	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS New Discovery Value Portfolio, Service Class	01	2015	19.6539	18.7594	27,394
	01	2014	19.3753	19.6539	28,516
	01	2013	14.1112	19.3753	29,188
	01	2012	13.0989	14.1112	30,729
	01	2011	14.2520	13.0989	36,907
	01	2010	11.9491	14.2520	41,214
	01	2009	9.3457	11.9491	39,098
	01	2008	10.0000	9.3457	2,745

	02	2015	19.4072	18.4862	11,908
	02	2014	19.1712	19.4072	12,974
	02	2013	13.9910	19.1712	15,802
	02	2012	13.0139	13.9910	7,536
	02	2011	14.1883	13.0139	20,496
	02	2010	11.9200	14.1883	12,461
	02	2009	9.3419	11.9200	11,261
	02	2008	10.0000	9.3419	0

	03	2015	19.3458	18.4183	0
	03	2014	19.1203	19.3458	0
	03	2013	13.9610	19.1203	2,533
	03	2012	12.9926	13.9610	2,521
	03	2011	14.1724	12.9926	2,686
	03	2010	11.9127	14.1724	2,877
	03	2009	9.3410	11.9127	0
	03	2008	10.0000	9.3410	0

	04	2015	19.1628	18.2161	21,357
	04	2014	18.9685	19.1628	20,747
	04	2013	13.8714	18.9685	21,795
	04	2012	12.9291	13.8714	24,670
	04	2011	14.1248	12.9291	26,023
	04	2010	11.8908	14.1248	35,094
	04	2009	9.3381	11.8908	8,569
	04	2008	10.0000	9.3381	0

	05	2015	19.1026	18.1497	0
	05	2014	18.9185	19.1026	0
	05	2013	13.8419	18.9185	0
	05	2012	12.9082	13.8419	0
	05	2011	14.1090	12.9082	0
	05	2010	11.8836	14.1090	0
	05	2009	9.3372	11.8836	0
	05	2008	10.0000	9.3372	0

	06	2015	18.9215	17.9500	0
	06	2014	18.7679	18.9215	0
	06	2013	13.7528	18.7679	0
	06	2012	12.8450	13.7528	0
	06	2011	14.0615	12.8450	0
	06	2010	11.8617	14.0615	0
	06	2009	9.3343	11.8617	0
	06	2008	10.0000	9.3343	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	18.8616	17.8840	0
	07	2014	18.7181	18.8616	0
	07	2013	13.7233	18.7181	0
	07	2012	12.8240	13.7233	0
	07	2011	14.0457	12.8240	0
	07	2010	11.8545	14.0457	0
	07	2009	9.3334	11.8545	1,198
	07	2008	10.0000	9.3334	0

	08	2015	18.6232	17.6218	0
	08	2014	18.5195	18.6232	0
	08	2013	13.6055	18.5195	0
	08	2012	12.7402	13.6055	0
	08	2011	13.9825	12.7402	0
	08	2010	11.8253	13.9825	0
	08	2009	9.3296	11.8253	0
	08	2008	10.0000	9.3296	0

MFS Mid Cap Growth Series, Service Class	01	2015	21.0627	21.6225	147,074
	01	2014	19.7377	21.0627	190,486
	01	2013	14.6329	19.7377	220,294
	01	2012	10.0000	14.6329	276,548

	02	2015	20.5456	21.0486	72,968
	02	2014	19.2923	20.5456	113,290
	02	2013	14.3318	19.2923	137,463
	02	2012	10.0000	14.3318	167,393

	03	2015	20.4178	20.9071	3,700
	03	2014	19.1822	20.4178	4,420
	03	2013	14.2573	19.1822	5,143
	03	2012	10.0000	14.2573	3,452

	04	2015	20.0394	20.4881	15,268
	04	2014	18.8555	20.0394	19,196
	04	2013	14.0360	18.8555	27,253
	04	2012	10.0000	14.0360	32,382

	05	2015	19.9157	20.3514	377
	05	2014	18.7487	19.9157	377
	05	2013	13.9635	18.7487	377
	05	2012	10.0000	13.9635	377

	06	2015	19.5457	19.9425	806
	06	2014	18.4286	19.5457	1,303
	06	2013	13.7462	18.4286	1,396
	06	2012	10.0000	13.7462	1,617

	07	2015	17.8013	18.1534	22
	07	2014	16.7925	17.8013	27
	07	2013	12.5322	16.7925	301
	07	2012	10.0000	12.5322	3,796

	08	2015	17.3809	17.6884	0
	08	2014	16.4296	17.3809	0
	08	2013	12.2866	16.4296	0
	08	2012	10.0000	12.2866	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
MFS New Discovery Series, Service Class	01	2015	13.3546	12.8459	221,809
	01	2014	14.6863	13.3546	264,676
	01	2013	10.5794	14.6863	66,824
	01	2012	10.0000	10.5794	58,167

	02	2015	13.2972	12.7647	222,931
	02	2014	14.6530	13.2972	280,517
	02	2013	10.5769	14.6530	58,611
	02	2012	10.0000	10.5769	53,867

	03	2015	13.2829	12.7444	10,639
	03	2014	14.6447	13.2829	12,524
	03	2013	10.5763	14.6447	0
	03	2012	10.0000	10.5763	0

	04	2015	13.2399	12.6837	121,247
	04	2014	14.6197	13.2399	136,624
	04	2013	10.5744	14.6197	34,055
	04	2012	10.0000	10.5744	39,688

	05	2015	13.2257	12.6637	3,227
	05	2014	14.6114	13.2257	3,196
	05	2013	10.5738	14.6114	0
	05	2012	10.0000	10.5738	0

	06	2015	13.1828	12.6032	8,315
	06	2014	14.5864	13.1828	8,602
	06	2013	10.5720	14.5864	0
	06	2012	10.0000	10.5720	0

	07	2015	13.1685	12.5831	2,087
	07	2014	14.5781	13.1685	2,561
	07	2013	10.5713	14.5781	0
	07	2012	10.0000	10.5713	0

	08	2015	13.1116	12.5030	19
	08	2014	14.5449	13.1116	993
	08	2013	10.5689	14.5449	0
	08	2012	10.0000	10.5689	0

MFS Total Return Bond Series, Service Class	01	2015	10.6496	10.4078	3,762,311
	01	2014	10.2574	10.6496	4,290,303
	01	2013	10.5710	10.2574	4,659,653
	01	2012	10.0460	10.5710	5,254,975
	01	2011	10.0000	10.0460	0

	02	2015	10.5786	10.3174	641,318
	02	2014	10.2098	10.5786	754,212
	02	2013	10.5434	10.2098	873,542
	02	2012	10.0403	10.5434	1,049,351
	02	2011	10.0000	10.0403	0

	03	2015	10.5609	10.2948	30,963
	03	2014	10.1979	10.5609	32,946
	03	2013	10.5365	10.1979	37,007
	03	2012	10.0388	10.5365	56,947
	03	2011	10.0000	10.0388	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	10.5078	10.2274	680,351
	04	2014	10.1622	10.5078	720,734
	04	2013	10.5157	10.1622	823,967
	04	2012	10.0345	10.5157	973,441
	04	2011	10.0000	10.0345	0

	05	2015	10.4904	10.2052	15,288
	05	2014	10.1504	10.4904	3,402
	05	2013	10.5089	10.1504	3,403
	05	2012	10.0331	10.5089	3,403
	05	2011	10.0000	10.0331	0

	06	2015	10.4375	10.1382	13,352
	06	2014	10.1149	10.4375	13,354
	06	2013	10.4882	10.1149	13,368
	06	2012	10.0288	10.4882	13,346
	06	2011	10.0000	10.0288	0

	07	2015	10.4200	10.1160	0
	07	2014	10.1031	10.4200	0
	07	2013	10.4813	10.1031	945
	07	2012	10.0274	10.4813	879
	07	2011	10.0000	10.0274	0

	08	2015	10.3500	10.0275	73
	08	2014	10.0558	10.3500	84
	08	2013	10.4537	10.0558	93
	08	2012	10.0216	10.4537	139
	08	2011	10.0000	10.0216	0

Universal Institutional Funds, Inc. - Mid Cap Growth Portfolio, Class II	01	2015	16.6014	15.3417	35,755
	01	2014	16.5832	16.6014	41,154
	01	2013	12.2704	16.5832	46,072
	01	2012	11.5069	12.2704	52,469
	01	2011	12.6103	11.5069	78,139
	01	2010	9.6984	12.6103	81,316
	01	2009	6.2695	9.6984	164,274
	01	2008	10.0000	6.2695	11,531

	02	2015	16.3726	15.0994	4,850
	02	2014	16.3880	16.3726	18,577
	02	2013	12.1506	16.3880	17,908
	02	2012	11.4179	12.1506	23,286
	02	2011	12.5383	11.4179	27,861
	02	2010	9.6627	12.5383	24,623
	02	2009	6.2591	9.6627	16,918
	02	2008	10.0000	6.2591	233

	03	2015	16.3157	15.0393	0
	03	2014	16.3394	16.3157	0
	03	2013	12.1208	16.3394	7,346
	03	2012	11.3957	12.1208	8,051
	03	2011	12.5203	11.3957	9,497
	03	2010	9.6537	12.5203	10,115
	03	2009	6.2565	9.6537	0
	03	2008	10.0000	6.2565	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	16.1461	14.8601	21,132
	04	2014	16.1944	16.1461	19,973
	04	2013	12.0316	16.1944	12,391
	04	2012	11.3294	12.0316	24,024
	04	2011	12.4664	11.3294	25,605
	04	2010	9.6269	12.4664	20,481
	04	2009	6.2487	9.6269	7,848
	04	2008	10.0000	6.2487	1,322

	05	2015	16.0903	14.8013	0
	05	2014	16.1467	16.0903	0
	05	2013	12.0023	16.1467	0
	05	2012	11.3075	12.0023	0
	05	2011	12.4486	11.3075	0
	05	2010	9.6181	12.4486	0
	05	2009	6.2461	9.6181	0
	05	2008	10.0000	6.2461	0

	06	2015	15.9227	14.6246	0
	06	2014	16.0030	15.9227	0
	06	2013	11.9138	16.0030	0
	06	2012	11.2414	11.9138	0
	06	2011	12.3950	11.2414	747
	06	2010	9.5913	12.3950	0
	06	2009	6.2383	9.5913	0
	06	2008	10.0000	6.2383	0

	07	2015	15.8674	14.5663	0
	07	2014	15.9556	15.8674	0
	07	2013	11.8845	15.9556	0
	07	2012	11.2196	11.8845	0
	07	2011	12.3772	11.2196	0
	07	2010	9.5824	12.3772	0
	07	2009	6.2357	9.5824	0
	07	2008	10.0000	6.2357	0

	08	2015	15.6470	14.3346	0
	08	2014	15.7663	15.6470	0
	08	2013	11.7676	15.7663	0
	08	2012	11.1322	11.7676	0
	08	2011	12.3060	11.1322	0
	08	2010	9.5469	12.3060	0
	08	2009	6.2253	9.5469	0
	08	2008	10.0000	6.2253	0

Oppenheimer Capital Appreciation Fund/VA - Service Shares	01	2015	20.3717	20.6799	74,781
	01	2014	18.0008	20.3717	116,741
	01	2013	14.1484	18.0008	112,269
	01	2012	12.6480	14.1484	105,988
	01	2011	13.0455	12.6480	107,471
	01	2010	12.1592	13.0455	138,982
	01	2009	8.5808	12.1592	153,371
	01	2008	16.0659	8.5808	125,175
	01	2007	14.3557	16.0659	117,674
	01	2006	13.5615	14.3557	99,220

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	19.8717	20.1313	45,206
	02	2014	17.5948	19.8717	44,116
	02	2013	13.8574	17.5948	58,780
	02	2012	12.4132	13.8574	79,305
	02	2011	12.8294	12.4132	94,176
	02	2010	11.9821	12.8294	103,856
	02	2009	8.4731	11.9821	136,831
	02	2008	15.8968	8.4731	138,209
	02	2007	14.2337	15.8968	175,769
	02	2006	13.4736	14.2337	177,229

	03	2015	19.7481	19.9959	7,430
	03	2014	17.4943	19.7481	8,306
	03	2013	13.7853	17.4943	9,592
	03	2012	12.3550	13.7853	6,233
	03	2011	12.7757	12.3550	6,485
	03	2010	11.9381	12.7757	8,156
	03	2009	8.4462	11.9381	8,245
	03	2008	15.8546	8.4462	9,343
	03	2007	14.2032	15.8546	11,518
	03	2006	13.4516	14.2032	18,024

	04	2015	19.3821	19.5952	10,798
	04	2014	17.1964	19.3821	14,152
	04	2013	13.5713	17.1964	15,028
	04	2012	12.1820	13.5713	24,193
	04	2011	12.6161	12.1820	25,908
	04	2010	11.8070	12.6161	44,423
	04	2009	8.3663	11.8070	58,325
	04	2008	15.7288	8.3663	109,835
	04	2007	14.1123	15.7288	162,200
	04	2006	13.3859	14.1123	106,518

	05	2015	19.2625	19.4644	55
	05	2014	17.0990	19.2625	62
	05	2013	13.5013	17.0990	74
	05	2012	12.1253	13.5013	0
	05	2011	12.5638	12.1253	0
	05	2010	11.7640	12.5638	0
	05	2009	8.3400	11.7640	0
	05	2008	15.6874	8.3400	0
	05	2007	14.0823	15.6874	1,683
	05	2006	13.3643	14.0823	1,783

	06	2015	18.9047	19.0735	1,594
	06	2014	16.8071	18.9047	2,518
	06	2013	13.2912	16.8071	2,723
	06	2012	11.9551	13.2912	3,000
	06	2011	12.4064	11.9551	3,228
	06	2010	11.6345	12.4064	5,872
	06	2009	8.2609	11.6345	15,770
	06	2008	15.5627	8.2609	16,845
	06	2007	13.9919	15.5627	15,651
	06	2006	13.2989	13.9919	33,565

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	17.8763	18.0266	43
	07	2014	15.9010	17.8763	53
	07	2013	12.5810	15.9010	2,271
	07	2012	11.3221	12.5810	10,749
	07	2011	11.7555	11.3221	11,698
	07	2010	11.0297	11.7555	19,808
	07	2009	7.8355	11.0297	22,115
	07	2008	14.7689	7.8355	31,916
	07	2007	13.2850	14.7689	30,831
	07	2006	12.6334	13.2850	34,655

	08	2015	17.4542	17.5650	0
	08	2014	15.5574	17.4542	0
	08	2013	12.3345	15.5574	0
	08	2012	11.1231	12.3345	103
	08	2011	11.5726	11.1231	114
	08	2010	10.8804	11.5726	121
	08	2009	7.7453	10.8804	134
	08	2008	14.6290	7.7453	171
	08	2007	13.1864	14.6290	439
	08	2006	12.5653	13.1864	820

Oppenheimer Conservative Balanced/VA - Service Shares	01	2015	9.6551	9.5488	126,737
	01	2014	9.0969	9.6591	141,994
	01	2013	8.2016	9.0969	149,312
	01	2012	7.4432	8.2016	147,805
	01	2011	7.5427	7.4432	163,748
	01	2010	6.8097	7.5427	165,361
	01	2009	5.6970	6.8097	223,207
	01	2008	10.2794	5.6970	58,304
	01	2007	10.0000	10.2794	20,203

	02	2015	9.5063	9.3786	51,446
	02	2014	8.9712	9.5063	55,481
	02	2013	8.1048	8.9712	111,618
	02	2012	7.3704	8.1048	119,234
	02	2011	7.4841	7.3704	129,327
	02	2010	6.7706	7.4841	79,847
	02	2009	5.6758	6.7706	72,303
	02	2008	10.2621	5.6758	24,381
	02	2007	10.0000	10.2621	4,845

	03	2015	9.4683	9.3363	5,464
	03	2014	8.9399	9.4683	5,678
	03	2013	8.0806	8.9399	6,115
	03	2012	7.3522	8.0806	6,286
	03	2011	7.4694	7.3522	6,345
	03	2010	6.7608	7.4694	6,687
	03	2009	5.6705	6.7608	6,898
	03	2008	10.2578	5.6705	6,717
	03	2007	10.0000	10.2578	1,320

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	9.3553	9.2108	7,593
	04	2014	8.8468	9.3553	43,961
	04	2013	8.0087	8.8468	62,888
	04	2012	7.2980	8.0087	63,658
	04	2011	7.4257	7.2980	61,380
	04	2010	6.7315	7.4257	10,775
	04	2009	5.6546	6.7315	10,880
	04	2008	10.2448	5.6546	3,962
	04	2007	10.0000	10.2448	987

	05	2015	9.3182	9.1696	0
	05	2014	8.8162	9.3182	0
	05	2013	7.9851	8.8162	0
	05	2012	7.2801	7.9851	0
	05	2011	7.4113	7.2801	0
	05	2010	6.7219	7.4113	0
	05	2009	5.6493	6.7219	0
	05	2008	10.2405	5.6493	0
	05	2007	10.0000	10.2405	0

	06	2015	9.2067	9.0460	0
	06	2014	8.7241	9.2067	0
	06	2013	7.9138	8.7241	0
	06	2012	7.2263	7.9138	0
	06	2011	7.3678	7.2263	0
	06	2010	6.6927	7.3678	0
	06	2009	5.6335	6.6927	0
	06	2008	10.2276	5.6335	0
	06	2007	10.0000	10.2276	0

	07	2015	9.1700	9.0053	0
	07	2014	8.6937	9.1700	0
	07	2013	7.8903	8.6937	0
	07	2012	7.2085	7.8903	0
	07	2011	7.3534	7.2085	0
	07	2010	6.6830	7.3534	0
	07	2009	5.6282	6.6830	0
	07	2008	10.2233	5.6282	0
	07	2007	10.0000	10.2233	0

	08	2015	9.0238	8.8436	0
	08	2014	8.5727	9.0238	0
	08	2013	7.7964	8.5727	0
	08	2012	7.1375	7.7964	0
	08	2011	7.2959	7.1375	0
	08	2010	6.6443	7.2959	0
	08	2009	5.6071	6.6443	0
	08	2008	10.2060	5.6071	0
	08	2007	10.0000	10.2060	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Oppenheimer Global Fund/VA, Service Shares	01	2015	20.2263	20.6127	84,117
	01	2014	20.1615	20.2263	96,171
	01	2013	16.1508	20.1615	124,592
	01	2012	13.5852	16.1508	137,907
	01	2011	15.1080	13.5852	181,332
	01	2010	13.2832	15.1080	180,189
	01	2009	9.6968	13.2832	178,272
	01	2008	16.5332	9.6968	179,324
	01	2007	15.8564	16.5332	172,946
	01	2006	13.7435	15.8564	117,545

	02	2015	19.7752	20.1120	39,443
	02	2014	19.7521	19.7752	36,701
	02	2013	15.8550	19.7521	49,613
	02	2012	13.3638	15.8550	75,598
	02	2011	14.8920	13.3638	108,579
	02	2010	13.1199	14.8920	108,835
	02	2009	9.5971	13.1199	141,598
	02	2008	16.3969	9.5971	176,219
	02	2007	15.7579	16.3969	255,807
	02	2006	13.6859	15.7579	243,025

	03	2015	19.6637	19.9883	919
	03	2014	19.6508	19.6637	901
	03	2013	15.7817	19.6508	901
	03	2012	13.3088	15.7817	3,486
	03	2011	14.8384	13.3088	15,240
	03	2010	13.0793	14.8384	14,186
	03	2009	9.5723	13.0793	14,623
	03	2008	16.3629	9.5723	15,624
	03	2007	15.7333	16.3629	3,472
	03	2006	13.6715	15.7333	3,472

	04	2015	19.3327	19.6218	49,567
	04	2014	19.3497	19.3327	53,938
	04	2013	15.5637	19.3497	39,541
	04	2012	13.1452	15.5637	47,313
	04	2011	14.6784	13.1452	57,036
	04	2010	12.9582	14.6784	83,693
	04	2009	9.4982	12.9582	86,098
	04	2008	16.2613	9.4982	90,194
	04	2007	15.6597	16.2613	90,923
	04	2006	13.6283	15.6597	72,500

	05	2015	19.2245	19.5020	0
	05	2014	19.2511	19.2245	0
	05	2013	15.4923	19.2511	0
	05	2012	13.0915	15.4923	0
	05	2011	14.6259	13.0915	0
	05	2010	12.9183	14.6259	0
	05	2009	9.4738	12.9183	0
	05	2008	16.2278	9.4738	0
	05	2007	15.6355	16.2278	0
	05	2006	13.6141	15.6355	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	18.9001	19.1435	0
	06	2014	18.9553	18.9001	0
	06	2013	15.2777	18.9553	0
	06	2012	12.9302	15.2777	953
	06	2011	14.4678	12.9302	1,018
	06	2010	12.7984	14.4678	2,913
	06	2009	9.4003	12.7984	2,934
	06	2008	16.1267	9.4003	4,762
	06	2007	15.5621	16.1267	4,304
	06	2006	13.5710	15.5621	6,146

	07	2015	18.7935	19.0258	0
	07	2014	18.8581	18.7935	0
	07	2013	15.2071	18.8581	0
	07	2012	12.8770	15.2071	0
	07	2011	14.4157	12.8770	0
	07	2010	12.7588	14.4157	0
	07	2009	9.3760	12.7588	0
	07	2008	16.0933	9.3760	0
	07	2007	15.5378	16.0933	0
	07	2006	13.5567	15.5378	0

	08	2015	18.3714	18.5604	0
	08	2014	18.4724	18.3714	0
	08	2013	14.9267	18.4724	0
	08	2012	12.6657	14.9267	0
	08	2011	14.2082	12.6657	0
	08	2010	12.6009	14.2082	0
	08	2009	9.2790	12.6009	0
	08	2008	15.9597	9.2790	0
	08	2007	15.4406	15.9597	0
	08	2006	13.4995	15.4406	0

Oppenheimer Main Street Fund/VA, Service Shares	01	2015	20.8408	21.1230	836,506
	01	2014	19.2038	20.8408	1,088,208
	01	2013	14.8630	19.2038	1,488,932
	01	2012	12.9675	14.8630	2,014,190
	01	2011	13.2329	12.9675	2,533,432
	01	2010	11.6222	13.2329	2,968,267
	01	2009	9.2373	11.6222	3,453,767
	01	2008	15.3123	9.2373	3,953,427
	01	2007	14.9575	15.3123	3,496,938
	01	2006	13.2587	14.9575	2,110,998

	02	2015	20.3292	20.5626	801,402
	02	2014	18.7706	20.3292	1,034,655
	02	2013	14.5573	18.7706	1,472,028
	02	2012	12.7268	14.5573	1,924,897
	02	2011	13.0137	12.7268	2,309,394
	02	2010	11.4530	13.0137	2,736,749
	02	2009	9.1214	11.4530	3,138,786
	02	2008	15.1511	9.1214	3,775,211
	02	2007	14.8305	15.1511	3,518,644
	02	2006	13.1728	14.8305	2,223,517

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	20.2028	20.4243	37,337
	03	2014	18.6634	20.2028	52,661
	03	2013	14.4816	18.6634	40,278
	03	2012	12.6671	14.4816	68,236
	03	2011	12.9593	12.6671	102,223
	03	2010	11.4109	12.9593	129,358
	03	2009	9.0925	11.4109	160,396
	03	2008	15.1109	9.0925	182,498
	03	2007	14.7987	15.1109	192,297
	03	2006	13.1513	14.7987	167,632

	04	2015	19.8284	20.0151	281,974
	04	2014	18.3457	19.8284	394,716
	04	2013	14.2568	18.3457	609,746
	04	2012	12.4897	14.2568	779,207
	04	2011	12.7974	12.4897	977,017
	04	2010	11.2857	12.7974	1,316,320
	04	2009	9.0065	11.2857	1,678,733
	04	2008	14.9911	9.0065	1,874,668
	04	2007	14.7040	14.9911	1,609,535
	04	2006	13.0871	14.7040	1,391,769

	05	2015	19.7060	19.8814	8,712
	05	2014	18.2417	19.7060	9,068
	05	2013	14.1832	18.2417	2,901
	05	2012	12.4316	14.1832	3,125
	05	2011	12.7442	12.4316	3,250
	05	2010	11.2445	12.7442	17,023
	05	2009	8.9782	11.2445	17,908
	05	2008	14.9516	8.9782	31,032
	05	2007	14.6727	14.9516	20,499
	05	2006	13.0659	14.6727	13,809

	06	2015	19.3400	19.4822	23,292
	06	2014	17.9304	19.3400	25,378
	06	2013	13.9626	17.9304	40,010
	06	2012	12.2571	13.9626	54,652
	06	2011	12.5847	12.2571	63,771
	06	2010	11.1207	12.5847	83,835
	06	2009	8.8930	11.1207	102,294
	06	2008	14.8327	8.8930	145,531
	06	2007	14.5786	14.8327	158,786
	06	2006	13.0019	14.5786	165,494

	07	2015	19.0165	19.1466	6,844
	07	2014	17.6395	19.0165	8,829
	07	2013	13.7431	17.6395	28,238
	07	2012	12.0706	13.7431	38,862
	07	2011	12.3995	12.0706	74,419
	07	2010	10.9628	12.3995	113,588
	07	2009	8.7712	10.9628	151,831
	07	2008	14.6370	8.7712	165,942
	07	2007	14.3936	14.6370	177,584
	07	2006	12.8435	14.3936	203,327

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	18.5675	18.6562	0
	08	2014	17.2584	18.5675	3,232
	08	2013	13.4738	17.2584	11,828
	08	2012	11.8585	13.4738	13,556
	08	2011	12.2065	11.8585	15,077
	08	2010	10.8143	12.2065	20,117
	08	2009	8.6702	10.8143	21,972
	08	2008	14.4983	8.6702	23,754
	08	2007	14.2866	14.4983	21,607
	08	2006	12.7741	14.2866	22,236

Oppenheimer Main Street Small Cap Fund/VA, Service Shares	01	2015	32.0296	29.5665	11,165
	01	2014	29.1823	32.0296	14,424
	01	2013	21.1107	29.1823	18,949
	01	2012	18.2524	21.1107	26,931
	01	2011	19.0206	18.2524	34,047
	01	2010	15.7239	19.0206	74,213
	01	2009	11.6858	15.7239	76,329
	01	2008	19.1768	11.6858	83,200
	01	2007	19.7857	19.1768	53,740
	01	2006	17.5538	19.7857	46,140

	02	2015	31.2433	28.7820	8,031
	02	2014	28.5240	31.2433	11,500
	02	2013	20.6765	28.5240	17,721
	02	2012	17.9136	20.6765	28,341
	02	2011	18.7056	17.9136	35,698
	02	2010	15.4950	18.7056	47,845
	02	2009	11.5392	15.4950	48,979
	02	2008	18.9750	11.5392	56,615
	02	2007	19.6176	18.9750	65,847
	02	2006	17.4401	19.6176	59,913

	03	2015	31.0492	28.5885	76
	03	2014	28.3613	31.0492	169
	03	2013	20.5691	28.3613	245
	03	2012	17.8297	20.5691	917
	03	2011	18.6274	17.8297	989
	03	2010	15.4381	18.6274	1,564
	03	2009	11.5027	15.4381	1,666
	03	2008	18.9247	11.5027	1,729
	03	2007	19.5757	18.9247	1,810
	03	2006	17.4117	19.5757	1,940

	04	2015	30.4737	28.0157	16,424
	04	2014	27.8783	30.4737	15,678
	04	2013	20.2498	27.8783	22,748
	04	2012	17.5800	20.2498	30,166
	04	2011	18.3947	17.5800	30,198
	04	2010	15.2686	18.3947	66,090
	04	2009	11.3938	15.2686	55,943
	04	2008	18.7745	11.3938	51,839
	04	2007	19.4503	18.7745	67,120
	04	2006	17.3267	19.4503	63,735

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	30.2857	27.8287	0
	05	2014	27.7204	30.2857	0
	05	2013	20.1453	27.7204	0
	05	2012	17.4982	20.1453	0
	05	2011	18.3184	17.4982	0
	05	2010	15.2129	18.3184	0
	05	2009	11.3581	15.2129	0
	05	2008	18.7252	11.3581	0
	05	2007	19.4091	18.7252	931
	05	2006	17.2987	19.4091	870

	06	2015	29.7231	27.2697	0
	06	2014	27.2472	29.7231	0
	06	2013	19.8319	27.2472	0
	06	2012	17.2525	19.8319	0
	06	2011	18.0890	17.2525	96
	06	2010	15.0455	18.0890	1,237
	06	2009	11.2503	15.0455	1,237
	06	2008	18.5763	11.2503	1,238
	06	2007	19.2845	18.5763	5,761
	06	2006	17.2140	19.2845	8,008

	07	2015	28.0329	25.7060	0
	07	2014	25.7110	28.0329	0
	07	2013	18.7233	25.7110	0
	07	2012	16.2965	18.7233	0
	07	2011	17.0953	16.2965	0
	07	2010	14.2263	17.0953	0
	07	2009	10.6432	14.2263	0
	07	2008	17.5828	10.6432	0
	07	2007	18.2626	17.5828	0
	07	2006	16.3101	18.2626	0

	08	2015	27.3712	25.0477	0
	08	2014	25.1557	27.3712	0
	08	2013	18.3564	25.1557	0
	08	2012	16.0102	18.3564	0
	08	2011	16.8294	16.0102	0
	08	2010	14.0337	16.8294	0
	08	2009	10.5207	14.0337	0
	08	2008	17.4164	10.5207	0
	08	2007	18.1270	17.4164	0
	08	2006	16.2222	18.1270	0

PIMCO Emerging Markets Bond Portfolio, Administrative Class	01	2015	25.5544	24.5556	38,174
	01	2014	25.6062	25.5544	55,281
	01	2013	28.0003	25.6062	64,453
	01	2012	24.1611	28.0003	81,145
	01	2011	23.1143	24.1611	93,637
	01	2010	20.9628	23.1143	103,793
	01	2009	16.3300	20.9628	63,530
	01	2008	19.4524	16.3300	40,955
	01	2007	18.7018	19.4524	27,853
	01	2006	17.4093	18.7018	12,915

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	24.9271	23.9041	17,704
	02	2014	25.0287	24.9271	20,310
	02	2013	27.4246	25.0287	22,721
	02	2012	23.7128	27.4246	32,512
	02	2011	22.7315	23.7128	41,661
	02	2010	20.6577	22.7315	58,179
	02	2009	16.1251	20.6577	60,132
	02	2008	19.2476	16.1251	47,177
	02	2007	18.5428	19.2476	49,093
	02	2006	17.2965	18.5428	32,027

	03	2015	24.7722	23.7435	0
	03	2014	24.8858	24.7722	0
	03	2013	27.2820	24.8858	0
	03	2012	23.6016	27.2820	0
	03	2011	22.6365	23.6016	0
	03	2010	20.5818	22.6365	0
	03	2009	16.0742	20.5818	0
	03	2008	19.1966	16.0742	0
	03	2007	18.5032	19.1966	0
	03	2006	17.2683	18.5032	0

	04	2015	24.3132	23.2678	10,625
	04	2014	24.4622	24.3132	16,161
	04	2013	26.8588	24.4622	28,228
	04	2012	23.2713	26.8588	34,406
	04	2011	22.3539	23.2713	40,122
	04	2010	20.3560	22.3539	33,078
	04	2009	15.9221	20.3560	29,528
	04	2008	19.0443	15.9221	39,584
	04	2007	18.3847	19.0443	39,224
	04	2006	17.1840	18.3847	38,046

	05	2015	24.1632	23.1125	428
	05	2014	24.3236	24.1632	428
	05	2013	26.7201	24.3236	428
	05	2012	23.1630	26.7201	428
	05	2011	22.2611	23.1630	428
	05	2010	20.2818	22.2611	429
	05	2009	15.8721	20.2818	429
	05	2008	18.9942	15.8721	429
	05	2007	18.3456	18.9942	0
	05	2006	17.1561	18.3456	0

	06	2015	23.7144	22.6483	0
	06	2014	23.9085	23.7144	0
	06	2013	26.3046	23.9085	0
	06	2012	22.8380	26.3046	0
	06	2011	21.9824	22.8380	0
	06	2010	20.0587	21.9824	0
	06	2009	15.7217	20.0587	0
	06	2008	18.8431	15.7217	0
	06	2007	18.2279	18.8431	0
	06	2006	17.0722	18.2279	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	17.3914	16.6011	0
	07	2014	17.5428	17.3914	0
	07	2013	19.3107	17.5428	0
	07	2012	16.7745	19.3107	0
	07	2011	16.1542	16.7745	0
	07	2010	14.7481	16.1542	0
	07	2009	11.5652	14.7481	0
	07	2008	13.8685	11.5652	0
	07	2007	13.4226	13.8685	0
	07	2006	12.5780	13.4226	0

	08	2015	16.9809	16.1760	4
	08	2014	17.1638	16.9809	3
	08	2013	18.9324	17.1638	4
	08	2012	16.4798	18.9324	0
	08	2011	15.9030	16.4798	0
	08	2010	14.5485	15.9030	0
	08	2009	11.4321	14.5485	0
	08	2008	13.7371	11.4321	0
	08	2007	13.3229	13.7371	0
	08	2006	12.5101	13.3229	0

PIMCO Global Dividend Portfolio, Advisor Class	01	2015	12.6778	11.3385	442
	01	2014	12.7814	12.6778	442
	01	2013	10.9084	12.7814	0
	01	2012	10.1101	10.9084	0
	01	2011	10.0000	10.1101	0

	02	2015	12.5933	11.2400	0
	02	2014	12.7221	12.5933	0
	02	2013	10.8799	12.7221	1,409
	02	2012	10.1044	10.8799	0
	02	2011	10.0000	10.1044	0

	03	2015	12.5722	11.2154	0
	03	2014	12.7072	12.5722	0
	03	2013	10.8727	12.7072	0
	03	2012	10.1029	10.8727	0
	03	2011	10.0000	10.1029	0

	04	2015	12.5090	11.1420	0
	04	2014	12.6628	12.5090	799
	04	2013	10.8514	12.6628	0
	04	2012	10.0986	10.8514	0
	04	2011	10.0000	10.0986	0

	05	2015	12.4882	11.1178	0
	05	2014	12.6481	12.4882	0
	05	2013	10.8443	12.6481	0
	05	2012	10.0972	10.8443	0
	05	2011	10.0000	10.0972	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	12.4253	11.0448	0
	06	2014	12.6038	12.4253	0
	06	2013	10.8229	12.6038	0
	06	2012	10.0928	10.8229	0
	06	2011	10.0000	10.0928	0

	07	2015	12.4045	11.0206	0
	07	2014	12.5891	12.4045	0
	07	2013	10.8158	12.5891	0
	07	2012	10.0914	10.8158	0
	07	2011	10.0000	10.0914	0

	08	2015	12.3212	10.9242	0
	08	2014	12.5303	12.3212	0
	08	2013	10.7873	12.5303	0
	08	2012	10.0856	10.7873	0
	08	2011	10.0000	10.0856	0

PIMCO Global Multi-Asset Managed Allocation Portfolio, Advisor Class	01	2015	11.2181	10.9989	1,917,953
	01	2014	10.9133	11.2181	2,125,708
	01	2013	12.0555	10.9133	2,543,052
	01	2012	11.2757	12.0555	3,068,999
	01	2011	11.6805	11.2757	3,532,611
	01	2010	10.6721	11.6805	3,187,545
	01	2009	10.0000	10.6721	126,552

	02	2015	11.0960	10.8570	122,507
	02	2014	10.8165	11.0960	187,054
	02	2013	11.9730	10.8165	261,769
	02	2012	11.2215	11.9730	436,647
	02	2011	11.6479	11.2215	471,585
	02	2010	10.6640	11.6479	454,746
	02	2009	10.0000	10.6640	124,090

	03	2015	11.0655	10.8216	280
	03	2014	10.7923	11.0655	298
	03	2013	11.9523	10.7923	315
	03	2012	11.2079	11.9523	274
	03	2011	11.6397	11.2079	284
	03	2010	10.6620	11.6397	301
	03	2009	10.0000	10.6620	317

	04	2015	10.9747	10.7164	661,941
	04	2014	10.7202	10.9747	727,340
	04	2013	11.8907	10.7202	887,714
	04	2012	11.1673	11.8907	1,203,670
	04	2011	11.6153	11.1673	1,262,163
	04	2010	10.6559	11.6153	1,101,125
	04	2009	10.0000	10.6559	67,323

	05	2015	10.9448	10.6818	0
	05	2014	10.6964	10.9448	0
	05	2013	11.8703	10.6964	0
	05	2012	11.1538	11.8703	0
	05	2011	11.6072	11.1538	0
	05	2010	10.6539	11.6072	0
	05	2009	10.0000	10.6539	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	10.8548	10.5777	0
	06	2014	10.6247	10.8548	0
	06	2013	11.8089	10.6247	0
	06	2012	11.1133	11.8089	0
	06	2011	11.5828	11.1133	0
	06	2010	10.6478	11.5828	0
	06	2009	10.0000	10.6478	0

	07	2015	10.8251	10.5433	0
	07	2014	10.6010	10.8251	0
	07	2013	11.7886	10.6010	0
	07	2012	11.0999	11.7886	0
	07	2011	11.5747	11.0999	0
	07	2010	10.6458	11.5747	0
	07	2009	10.0000	10.6458	0

	08	2015	10.7063	10.4063	0
	08	2014	10.5063	10.7063	0
	08	2013	11.7073	10.5063	0
	08	2012	11.0460	11.7073	0
	08	2011	11.5421	11.0460	0
	08	2010	10.6377	11.5421	0
	08	2009	10.0000	10.6377	0

PIMCO Real Return Portfolio, Administrative Class	01	2015	15.5298	14.8528	369,253
	01	2014	15.3234	15.5298	488,902
	01	2013	17.1713	15.3234	622,320
	01	2012	16.0624	17.1713	646,363
	01	2011	14.6305	16.0624	717,381
	01	2010	13.7669	14.6305	843,854
	01	2009	11.8289	13.7669	865,671
	01	2008	12.9474	11.8289	901,132
	01	2007	11.9027	12.9474	290,056
	01	2006	12.0220	11.9027	132,639

	02	2015	15.1486	14.4857	247,596
	02	2014	14.9778	15.1486	317,892
	02	2013	16.8182	14.9778	401,444
	02	2012	15.7643	16.8182	414,440
	02	2011	14.3882	15.7643	497,016
	02	2010	13.5664	14.3882	640,194
	02	2009	11.6805	13.5664	734,654
	02	2008	12.8111	11.6805	787,633
	02	2007	11.8015	12.8111	259,677
	02	2006	11.9440	11.8015	190,433

	03	2015	15.0545	14.3615	5,074
	03	2014	14.8923	15.0545	8,347
	03	2013	16.7308	14.8923	8,890
	03	2012	15.6904	16.7308	8,169
	03	2011	14.3281	15.6904	19,186
	03	2010	13.5166	14.3281	35,456
	03	2009	11.6435	13.5166	35,285
	03	2008	12.7771	11.6435	32,814
	03	2007	11.7762	12.7771	2,787
	03	2006	11.9245	11.7762	2,989

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	14.7754	14.0737	94,579
	04	2014	14.6387	14.7754	109,333
	04	2013	16.4711	14.6387	127,878
	04	2012	15.4707	16.4711	165,282
	04	2011	14.1491	15.4707	188,491
	04	2010	13.3682	14.1491	285,779
	04	2009	11.5334	13.3682	301,677
	04	2008	12.6757	11.5334	341,018
	04	2007	11.7007	12.6757	140,564
	04	2006	11.8662	11.7007	104,579

	05	2015	14.6843	13.9798	611
	05	2014	14.5557	14.6843	610
	05	2013	16.3861	14.5557	611
	05	2012	15.3987	16.3861	611
	05	2011	14.0903	15.3987	611
	05	2010	13.3195	14.0903	2,710
	05	2009	11.4972	13.3195	2,723
	05	2008	12.6423	11.4972	2,796
	05	2007	11.6759	12.6423	1,419
	05	2006	11.8470	11.6759	1,440

	06	2015	14.4115	13.6990	7,506
	06	2014	14.3073	14.4115	7,527
	06	2013	16.1313	14.3073	10,787
	06	2012	15.1827	16.1313	17,711
	06	2011	13.9139	15.1827	18,536
	06	2010	13.1730	13.9139	29,496
	06	2009	11.3881	13.1730	30,447
	06	2008	12.5418	11.3881	24,627
	06	2007	11.6009	12.5418	14,461
	06	2006	11.7890	11.6009	23,357

	07	2015	13.1146	12.4599	0
	07	2014	13.0265	13.1146	0
	07	2013	14.6946	13.0265	11
	07	2012	13.8376	14.6946	2,947
	07	2011	12.6877	13.8376	4,335
	07	2010	12.0182	12.6877	4,978
	07	2009	10.3951	12.0182	5,648
	07	2008	11.4540	10.3951	5,283
	07	2007	10.6003	11.4540	1,045
	07	2006	10.7776	10.6003	1,084

	08	2015	12.8050	12.1408	0
	08	2014	12.7451	12.8050	0
	08	2013	14.4068	12.7451	0
	08	2012	13.5945	14.4068	0
	08	2011	12.4904	13.5945	0
	08	2010	11.8555	12.4904	0
	08	2009	10.2755	11.8555	0
	08	2008	11.3455	10.2755	378
	08	2007	10.5215	11.3455	0
	08	2006	10.7194	10.5215	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
PIMCO Total Return Portfolio, Administrative Class	01	2015	16.2277	16.0238	1,185,564
	01	2014	15.8304	16.2277	1,620,830
	01	2013	16.4264	15.8304	2,033,831
	01	2012	15.2476	16.4264	2,170,210
	01	2011	14.9699	15.2476	2,470,328
	01	2010	14.0854	14.9699	2,749,837
	01	2009	12.5613	14.0854	2,839,933
	01	2008	12.1936	12.5613	2,600,790
	01	2007	11.4062	12.1936	1,743,208
	01	2006	11.1725	11.4062	214,778

	02	2015	15.8294	15.5987	830,492
	02	2014	15.4734	15.8294	1,085,463
	02	2013	16.0886	15.4734	1,317,441
	02	2012	14.9647	16.0886	1,374,019
	02	2011	14.7220	14.9647	1,554,918
	02	2010	13.8804	14.7220	1,926,004
	02	2009	12.4036	13.8804	2,035,740
	02	2008	12.0652	12.4036	2,073,218
	02	2007	11.3092	12.0652	1,568,764
	02	2006	11.1001	11.3092	371,233

	03	2015	15.7310	15.4938	42,114
	03	2014	15.3850	15.7310	51,223
	03	2013	16.0049	15.3850	59,368
	03	2012	14.8945	16.0049	66,440
	03	2011	14.6604	14.8945	79,682
	03	2010	13.8294	14.6604	73,776
	03	2009	12.3644	13.8294	79,416
	03	2008	12.0332	12.3644	80,514
	03	2007	11.2850	12.0332	54,668
	03	2006	11.0820	11.2850	31,650

	04	2015	15.4395	15.1834	253,572
	04	2014	15.1231	15.4395	367,226
	04	2013	15.7566	15.1231	466,077
	04	2012	14.6861	15.7566	506,488
	04	2011	14.4774	14.6861	813,839
	04	2010	13.6777	14.4774	711,675
	04	2009	12.2475	13.6777	649,694
	04	2008	11.9377	12.2475	716,863
	04	2007	11.2127	11.9377	465,536
	04	2006	11.0278	11.2127	236,867

	05	2015	15.3442	15.0820	70
	05	2014	15.0374	15.3442	76
	05	2013	15.6753	15.0374	81
	05	2012	14.6177	15.6753	0
	05	2011	14.4172	14.6177	0
	05	2010	13.6278	14.4172	2,673
	05	2009	12.2090	13.6278	2,687
	05	2008	11.9062	12.2090	2,664
	05	2007	11.1889	11.9062	53,009
	05	2006	11.0100	11.1889	58,985

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	15.0592	14.7791	26,319
	06	2014	14.7807	15.0592	27,667
	06	2013	15.4314	14.7807	30,382
	06	2012	14.4125	15.4314	40,121
	06	2011	14.2367	14.4125	39,611
	06	2010	13.4778	14.2367	47,261
	06	2009	12.0932	13.4778	47,839
	06	2008	11.8115	12.0932	41,597
	06	2007	11.1170	11.8115	50,648
	06	2006	10.9560	11.1170	41,302

	07	2015	13.9731	13.7062	809
	07	2014	13.7218	13.9731	907
	07	2013	14.3331	13.7218	9,604
	07	2012	13.3936	14.3331	19,437
	07	2011	13.2370	13.3936	32,350
	07	2010	12.5378	13.2370	40,042
	07	2009	11.2555	12.5378	33,952
	07	2008	10.9989	11.2555	30,780
	07	2007	10.3575	10.9989	38,605
	07	2006	10.2128	10.3575	39,473

	08	2015	13.6432	13.3552	55
	08	2014	13.4253	13.6432	63
	08	2013	14.0523	13.4253	69
	08	2012	13.1583	14.0523	89
	08	2011	13.0311	13.1583	98
	08	2010	12.3681	13.0311	107
	08	2009	11.1259	12.3681	114
	08	2008	10.8947	11.1259	965
	08	2007	10.2806	10.8947	597
	08	2006	10.1576	10.2806	1,055

PIMCO All Asset Portfolio, Administrative Class	01	2015	13.5611	12.1324	110,554
	01	2014	13.7305	13.5611	173,721
	01	2013	13.9299	13.7305	278,539
	01	2012	12.3293	13.9299	122,509
	01	2011	12.3015	12.3293	57,136
	01	2010	11.0655	12.3015	58,604
	01	2009	9.2592	11.0655	50,955
	01	2008	11.1932	9.2592	36,073
	01	2007	10.5123	11.1932	26,201
	01	2006	10.2176	10.5123	6,457

	02	2015	13.3101	11.8836	23,365
	02	2014	13.5039	13.3101	24,137
	02	2013	13.7279	13.5039	45,467
	02	2012	12.1754	13.7279	42,855
	02	2011	12.1726	12.1754	30,981
	02	2010	10.9719	12.1726	30,209
	02	2009	9.1996	10.9719	28,981
	02	2008	11.1439	9.1996	22,173
	02	2007	10.4875	11.1439	16,284
	02	2006	10.2141	10.4875	9,630

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	13.2478	11.8220	0
	03	2014	13.4476	13.2478	0
	03	2013	13.6777	13.4476	543
	03	2012	12.1371	13.6777	570
	03	2011	12.1405	12.1371	0
	03	2010	10.9486	12.1405	0
	03	2009	9.1847	10.9486	0
	03	2008	11.1315	9.1847	0
	03	2007	10.4813	11.1315	0
	03	2006	10.2133	10.4813	0

	04	2015	13.0629	11.6391	11,706
	04	2014	13.2802	13.0629	17,809
	04	2013	13.5282	13.2802	25,365
	04	2012	12.0229	13.5282	41,366
	04	2011	12.0447	12.0229	29,205
	04	2010	10.8788	12.0447	42,360
	04	2009	9.1402	10.8788	37,452
	04	2008	11.0946	9.1402	1,130
	04	2007	10.4626	11.0946	5,993
	04	2006	10.2107	10.4626	754

	05	2015	13.0022	11.5792	0
	05	2014	13.2253	13.0022	1,690
	05	2013	13.4790	13.2253	1,642
	05	2012	11.9853	13.4790	1,625
	05	2011	12.0131	11.9853	1,698
	05	2010	10.8558	12.0131	0
	05	2009	9.1255	10.8558	0
	05	2008	11.0824	9.1255	0
	05	2007	10.4564	11.0824	0
	05	2006	10.2099	10.4564	0

	06	2015	12.8202	11.3996	0
	06	2014	13.0602	12.8202	0
	06	2013	13.3313	13.0602	0
	06	2012	11.8723	13.3313	0
	06	2011	11.9181	11.8723	0
	06	2010	10.7864	11.9181	0
	06	2009	9.0811	10.7864	0
	06	2008	11.0456	9.0811	0
	06	2007	10.4378	11.0456	0
	06	2006	10.2073	10.4378	0

	07	2015	12.7603	11.3405	0
	07	2014	13.0058	12.7603	0
	07	2013	13.2825	13.0058	0
	07	2012	11.8349	13.2825	0
	07	2011	11.8866	11.8349	0
	07	2010	10.7635	11.8866	0
	07	2009	9.0664	10.7635	0
	07	2008	11.0334	9.0664	0
	07	2007	10.4316	11.0334	0
	07	2006	10.2064	10.4316	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	12.5224	11.1062	0
	08	2014	12.7896	12.5224	0
	08	2013	13.0885	12.7896	0
	08	2012	11.6861	13.0885	28
	08	2011	11.7613	11.6861	0
	08	2010	10.6718	11.7613	0
	08	2009	9.0077	10.6718	0
	08	2008	10.9844	9.0077	0
	08	2007	10.4068	10.9844	0
	08	2006	10.2030	10.4068	0

PIMCO CommodityRealReturn Strategy Portfolio, Administrative Class	01	2015	7.0752	5.1670	678,092
	01	2014	8.8234	7.0752	646,985
	01	2013	10.5229	8.8234	637,103
	01	2012	10.1582	10.5229	584,959
	01	2011	11.1784	10.1582	635,042
	01	2010	9.1319	11.1784	649,714
	01	2009	6.5638	9.1319	691,837
	01	2008	11.8804	6.5638	598,392
	01	2007	9.8077	11.8804	56,150
	01	2006	10.2959	9.8077	11,950

	02	2015	6.9442	5.0610	342,491
	02	2014	8.6777	6.9442	338,087
	02	2013	10.3703	8.6777	364,435
	02	2012	10.0314	10.3703	312,589
	02	2011	11.0612	10.0314	353,094
	02	2010	9.0546	11.0612	378,659
	02	2009	6.5215	9.0546	433,886
	02	2008	11.8281	6.5215	511,547
	02	2007	9.7845	11.8281	91,163
	02	2006	10.2924	9.7845	36,714

	03	2015	6.9117	5.0347	6,467
	03	2014	8.6415	6.9117	5,763
	03	2013	10.3323	8.6415	5,418
	03	2012	9.9998	10.3323	4,279
	03	2011	11.0320	9.9998	12,640
	03	2010	9.0353	11.0320	18,862
	03	2009	6.5110	9.0353	24,008
	03	2008	11.8150	6.5110	25,366
	03	2007	9.7787	11.8150	2,669
	03	2006	10.2916	9.7787	0

	04	2015	6.8152	4.9568	119,448
	04	2014	8.5339	6.8152	108,559
	04	2013	10.2193	8.5339	103,368
	04	2012	9.9057	10.2193	105,829
	04	2011	10.9449	9.9057	110,011
	04	2010	8.9777	10.9449	123,323
	04	2009	6.4794	8.9777	135,018
	04	2008	11.7758	6.4794	124,618
	04	2007	9.7612	11.7758	25,670
	04	2006	10.2890	9.7612	8,247

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	6.7835	4.9313	0
	05	2014	8.4986	6.7835	0
	05	2013	10.1822	8.4986	0
	05	2012	9.8747	10.1822	0
	05	2011	10.9162	9.8747	0
	05	2010	8.9587	10.9162	660
	05	2009	6.4690	8.9587	755
	05	2008	11.7628	6.4690	929
	05	2007	9.7555	11.7628	0
	05	2006	10.2881	9.7555	0

	06	2015	6.6886	4.8547	126
	06	2014	8.3925	6.6886	145
	06	2013	10.0705	8.3925	165
	06	2012	9.7816	10.0705	153
	06	2011	10.8298	9.7816	184
	06	2010	8.9015	10.8298	3,783
	06	2009	6.4375	8.9015	4,475
	06	2008	11.7237	6.4375	6,194
	06	2007	9.7381	11.7237	0
	06	2006	10.2855	9.7381	2,476

	07	2015	6.6573	4.8295	726
	07	2014	8.3575	6.6573	563
	07	2013	10.0337	8.3575	508
	07	2012	9.7508	10.0337	1,614
	07	2011	10.8012	9.7508	3,664
	07	2010	8.8825	10.8012	3,428
	07	2009	6.4270	8.8825	6,194
	07	2008	11.7107	6.4270	9,130
	07	2007	9.7323	11.7107	1,470
	07	2006	10.2847	9.7323	0

	08	2015	6.5331	4.7298	0
	08	2014	8.2185	6.5331	0
	08	2013	9.8871	8.2185	0
	08	2012	9.6282	9.8871	0
	08	2011	10.6873	9.6282	0
	08	2010	8.8068	10.6873	0
	08	2009	6.3854	8.8068	0
	08	2008	11.6588	6.3854	601
	08	2007	9.7091	11.6588	0
	08	2006	10.2812	9.7091	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Putnam VT Absolute Return 500 Fund, Class IB	01	2015	10.7538	10.5140	99,865
	01	2014	10.5334	10.7538	86,276
	01	2013	10.2954	10.5334	53,610
	01	2012	10.0357	10.2954	1,976
	01	2011	10.0000	10.0357	0

	02	2015	10.6820	10.4226	28,729
	02	2014	10.4845	10.6820	15,221
	02	2013	10.2685	10.4845	8,677
	02	2012	10.0300	10.2685	139
	02	2011	10.0000	10.0300	0

	03	2015	10.6641	10.3999	0
	03	2014	10.4723	10.6641	0
	03	2013	10.2617	10.4723	0
	03	2012	10.0286	10.2617	0
	03	2011	10.0000	10.0286	0

	04	2015	10.6106	10.3318	32,453
	04	2014	10.4357	10.6106	38,895
	04	2013	10.2415	10.4357	70,112
	04	2012	10.0243	10.2415	32,327
	04	2011	10.0000	10.0243	0

	05	2015	10.5929	10.3093	0
	05	2014	10.4236	10.5929	0
	05	2013	10.2349	10.4236	0
	05	2012	10.0228	10.2349	0
	05	2011	10.0000	10.0228	0

	06	2015	10.5396	10.2417	0
	06	2014	10.3870	10.5396	0
	06	2013	10.2147	10.3870	0
	06	2012	10.0185	10.2147	0
	06	2011	10.0000	10.0185	0

	07	2015	10.5219	10.2193	0
	07	2014	10.3749	10.5219	0
	07	2013	10.2080	10.3749	0
	07	2012	10.0171	10.2080	0
	07	2011	10.0000	10.0171	0

	08	2015	10.4512	10.1298	0
	08	2014	10.3264	10.4512	0
	08	2013	10.1811	10.3264	0
	08	2012	10.0114	10.1811	0
	08	2011	10.0000	10.0114	0

Putnam VT Equity Income Fund, Class IB	01	2015	18.1145	17.2648	62,718
	01	2014	16.3568	18.1145	63,936
	01	2013	12.5662	16.3568	27,632
	01	2012	10.7159	12.5662	2,406
	01	2011	10.0000	10.7159	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	17.9937	17.1148	33,269
	02	2014	16.2809	17.9937	22,214
	02	2013	12.5333	16.2809	1,520
	02	2012	10.7098	12.5333	0
	02	2011	10.0000	10.7098	0

	03	2015	17.9636	17.0774	0
	03	2014	16.2620	17.9636	0
	03	2013	12.5251	16.2620	0
	03	2012	10.7083	12.5251	0
	03	2011	10.0000	10.7083	0

	04	2015	17.8734	16.9656	22,447
	04	2014	16.2051	17.8734	24,461
	04	2013	12.5004	16.2051	0
	04	2012	10.7037	12.5004	0
	04	2011	10.0000	10.7037	0

	05	2015	17.8436	16.9288	2,158
	05	2014	16.1864	17.8436	0
	05	2013	12.4923	16.1864	0
	05	2012	10.7021	12.4923	0
	05	2011	10.0000	10.7021	0

	06	2015	17.7538	16.8177	0
	06	2014	16.1296	17.7538	0
	06	2013	12.4677	16.1296	0
	06	2012	10.6975	12.4677	0
	06	2011	10.0000	10.6975	0

	07	2015	17.7240	16.7809	0
	07	2014	16.1108	17.7240	0
	07	2013	12.4595	16.1108	0
	07	2012	10.6960	12.4595	0
	07	2011	10.0000	10.6960	0

	08	2015	17.6051	16.6341	14
	08	2014	16.0355	17.6051	15
	08	2013	12.4267	16.0355	18
	08	2012	10.6899	12.4267	0
	08	2011	10.0000	10.6899	0

Templeton Developing Markets VIP Fund, Class 2	01	2015	13.1385	10.3833	237,038
	01	2014	14.5901	13.1385	256,052
	01	2013	14.9806	14.5901	310,094
	01	2012	13.4682	14.9806	299,611
	01	2011	16.2827	13.4682	340,747
	01	2010	14.0866	16.2827	367,302
	01	2009	8.3029	14.0866	420,960
	01	2008	17.8610	8.3029	582,608
	01	2007	14.1098	17.8610	453,540
	01	2006	11.2055	14.1098	24,190

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	12.8953	10.1703	224,713
	02	2014	14.3492	12.8953	225,132
	02	2013	14.7633	14.3492	259,221
	02	2012	13.3001	14.7633	247,124
	02	2011	16.1122	13.3001	266,822
	02	2010	13.9675	16.1122	289,906
	02	2009	8.2494	13.9675	316,651
	02	2008	17.7824	8.2494	472,533
	02	2007	14.0765	17.7824	400,090
	02	2006	11.2018	14.0765	62,739

	03	2015	12.8350	10.1175	5,340
	03	2014	14.2894	12.8350	4,629
	03	2013	14.7092	14.2894	4,601
	03	2012	13.2582	14.7092	4,231
	03	2011	16.0696	13.2582	4,701
	03	2010	13.9377	16.0696	4,822
	03	2009	8.2360	13.9377	5,780
	03	2008	17.7627	8.2360	8,363
	03	2007	14.0682	17.7627	5,054
	03	2006	11.2009	14.0682	0

	04	2015	12.6557	9.9610	40,101
	04	2014	14.1115	12.6557	46,176
	04	2013	14.5484	14.1115	54,715
	04	2012	13.1335	14.5484	58,523
	04	2011	15.9428	13.1335	69,437
	04	2010	13.8489	15.9428	89,616
	04	2009	8.1961	13.8489	118,788
	04	2008	17.7038	8.1961	131,321
	04	2007	14.0432	17.7038	167,477
	04	2006	11.1980	14.0432	26,554

	05	2015	12.5970	9.9096	0
	05	2014	14.0531	12.5970	0
	05	2013	14.4955	14.0531	0
	05	2012	13.0924	14.4955	0
	05	2011	15.9010	13.0924	0
	05	2010	13.8196	15.9010	1,362
	05	2009	8.1829	13.8196	1,460
	05	2008	17.6843	8.1829	0
	05	2007	14.0349	17.6843	0
	05	2006	11.1971	14.0349	0

	06	2015	12.4206	9.7559	1,311
	06	2014	13.8777	12.4206	1,311
	06	2013	14.3366	13.8777	1,311
	06	2012	12.9689	14.3366	1,311
	06	2011	15.7752	12.9689	1,311
	06	2010	13.7313	15.7752	1,311
	06	2009	8.1431	13.7313	1,311
	06	2008	17.6256	8.1431	7,671
	06	2007	14.0099	17.6256	10,392
	06	2006	11.1943	14.0099	3,260

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	07	2015	12.3625	9.7053	0
	07	2014	13.8198	12.3625	0
	07	2013	14.2841	13.8198	0
	07	2012	12.9281	14.2841	0
	07	2011	15.7336	12.9281	0
	07	2010	13.7021	15.7336	0
	07	2009	8.1299	13.7021	0
	07	2008	17.6061	8.1299	936
	07	2007	14.0015	17.6061	942
	07	2006	11.1933	14.0015	0

	08	2015	12.1320	9.5048	0
	08	2014	13.5900	12.1320	0
	08	2013	14.0755	13.5900	0
	08	2012	12.7655	14.0755	0
	08	2011	15.5676	12.7655	0
	08	2010	13.5853	15.5676	0
	08	2009	8.0772	13.5853	0
	08	2008	17.5280	8.0772	0
	08	2007	13.9682	17.5280	0
	08	2006	11.1896	13.9682	0

Templeton Foreign VIP Fund, Class 2	01	2015	20.1064	18.4813	419,974
	01	2014	23.0164	20.1064	491,318
	01	2013	19.0405	23.0164	536,725
	01	2012	16.3841	19.0405	714,734
	01	2011	18.6504	16.3841	941,170
	01	2010	17.5014	18.6504	1,058,410
	01	2009	12.9916	17.5014	1,152,317
	01	2008	22.1685	12.9916	1,431,626
	01	2007	19.5344	22.1685	1,470,956
	01	2006	16.3622	19.5344	1,424,043

	02	2015	19.6129	17.9910	494,401
	02	2014	22.4972	19.6129	572,556
	02	2013	18.6489	22.4972	682,514
	02	2012	16.0800	18.6489	855,267
	02	2011	18.3416	16.0800	1,028,881
	02	2010	17.2466	18.3416	1,135,639
	02	2009	12.8286	17.2466	1,242,253
	02	2008	21.9352	12.8286	1,596,398
	02	2007	19.3684	21.9352	1,680,974
	02	2006	16.2562	19.3684	1,516,351

	03	2015	19.4910	17.8700	35,717
	03	2014	22.3688	19.4910	38,721
	03	2013	18.5520	22.3688	29,142
	03	2012	16.0046	18.5520	40,461
	03	2011	18.2649	16.0046	61,783
	03	2010	17.1833	18.2649	75,780
	03	2009	12.7880	17.1833	85,751
	03	2008	21.8771	12.7880	103,214
	03	2007	19.3270	21.8771	100,415
	03	2006	16.2297	19.3270	104,289

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	19.1297	17.5119	214,283
	04	2014	21.9879	19.1297	239,993
	04	2013	18.2640	21.9879	322,230
	04	2012	15.7805	18.2640	407,053
	04	2011	18.0368	15.7805	511,881
	04	2010	16.9947	18.0368	595,597
	04	2009	12.6670	16.9947	673,162
	04	2008	21.7035	12.6670	835,801
	04	2007	19.2032	21.7035	940,046
	04	2006	16.1504	19.2032	964,322

	05	2015	19.0117	17.3950	8,518
	05	2014	21.8634	19.0117	7,991
	05	2013	18.1697	21.8634	2,109
	05	2012	15.7071	18.1697	2,081
	05	2011	17.9619	15.7071	2,141
	05	2010	16.9327	17.9619	9,720
	05	2009	12.6273	16.9327	9,540
	05	2008	21.6464	12.6273	17,959
	05	2007	19.1625	21.6464	12,088
	05	2006	16.1243	19.1625	9,249

	06	2015	18.6585	17.0456	24,383
	06	2014	21.4902	18.6585	24,571
	06	2013	17.8871	21.4902	30,401
	06	2012	15.4866	17.8871	39,735
	06	2011	17.7370	15.4866	45,598
	06	2010	16.7464	17.7370	52,492
	06	2009	12.5075	16.7464	68,521
	06	2008	21.4743	12.5075	97,277
	06	2007	19.0395	21.4743	101,565
	06	2006	16.0454	19.0395	115,467

	07	2015	18.2463	16.6605	6,692
	07	2014	21.0262	18.2463	7,755
	07	2013	17.5098	21.0262	20,821
	07	2012	15.1678	17.5098	30,775
	07	2011	17.3807	15.1678	54,518
	07	2010	16.4184	17.3807	78,863
	07	2009	12.2688	16.4184	96,928
	07	2008	21.0752	12.2688	113,440
	07	2007	18.6953	21.0752	121,754
	07	2006	15.7633	18.6953	153,932

	08	2015	17.8155	16.2338	0
	08	2014	20.5720	17.8155	2,526
	08	2013	17.1667	20.5720	8,309
	08	2012	14.9013	17.1667	8,847
	08	2011	17.1104	14.9013	9,692
	08	2010	16.1962	17.1104	12,034
	08	2009	12.1276	16.1962	12,250
	08	2008	20.8756	12.1276	13,995
	08	2007	18.5565	20.8756	12,772
	08	2006	15.6783	18.5565	14,813

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Templeton Global Bond VIP Fund, Class 4	01	2015	11.0354	10.3715	51,720
	01	2014	11.0393	11.0354	54,537
	01	2013	11.0604	11.0393	62,694
	01	2012	9.7876	11.0604	20,220
	01	2011	10.0000	9.7876	514

	02	2015	10.9618	10.2814	7,874
	02	2014	10.9880	10.9618	10,204
	02	2013	11.0314	10.9880	13,740
	02	2012	9.7820	11.0314	2,612
	02	2011	10.0000	9.7820	0

	03	2015	10.9434	10.2589	2,521
	03	2014	10.9752	10.9434	2,520
	03	2013	11.0242	10.9752	2,520
	03	2012	9.7806	11.0242	0
	03	2011	10.0000	9.7806	0

	04	2015	10.8885	10.1917	7,163
	04	2014	10.9368	10.8885	12,708
	04	2013	11.0025	10.9368	11,549
	04	2012	9.7764	11.0025	5,191
	04	2011	10.0000	9.7764	0

	05	2015	10.8703	10.1696	3,643
	05	2014	10.9242	10.8703	0
	05	2013	10.9954	10.9242	0
	05	2012	9.7751	10.9954	0
	05	2011	10.0000	9.7751	0

	06	2015	10.8156	10.1028	0
	06	2014	10.8859	10.8156	0
	06	2013	10.9737	10.8859	0
	06	2012	9.7708	10.9737	0
	06	2011	10.0000	9.7708	0

	07	2015	10.7975	10.0807	0
	07	2014	10.8732	10.7975	0
	07	2013	10.9665	10.8732	0
	07	2012	9.7695	10.9665	0
	07	2011	10.0000	9.7695	0

	08	2015	10.7249	9.9925	6
	08	2014	10.8223	10.7249	6
	08	2013	10.9376	10.8223	6
	08	2012	9.7639	10.9376	0
	08	2011	10.0000	9.7639	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
Templeton Growth VIP Fund, Class 2	01	2015	19.7183	18.1257	115,125
	01	2014	20.6405	19.7183	134,459
	01	2013	16.0504	20.6405	152,070
	01	2012	13.4878	16.0504	188,062
	01	2011	14.7495	13.4878	218,142
	01	2010	13.9713	14.7495	239,781
	01	2009	10.8410	13.9713	228,346
	01	2008	19.1228	10.8410	190,040
	01	2007	19.0091	19.1228	165,158
	01	2006	15.8748	19.0091	35,963

	02	2015	19.2343	17.6448	39,856
	02	2014	20.1749	19.2343	48,906
	02	2013	15.7203	20.1749	60,011
	02	2012	13.2375	15.7203	75,836
	02	2011	14.5053	13.2375	90,991
	02	2010	13.7680	14.5053	111,662
	02	2009	10.7050	13.7680	129,143
	02	2008	18.9215	10.7050	127,227
	02	2007	18.8476	18.9215	173,813
	02	2006	15.7719	18.8476	127,664

	03	2015	19.1147	17.5261	426
	03	2014	20.0597	19.1147	9,406
	03	2013	15.6385	20.0597	9,617
	03	2012	13.1754	15.6385	11,187
	03	2011	14.4446	13.1754	11,472
	03	2010	13.7174	14.4446	12,229
	03	2009	10.6711	13.7174	12,267
	03	2008	18.8713	10.6711	13,642
	03	2007	18.8073	18.8713	3,219
	03	2006	15.7462	18.8073	3,152

	04	2015	18.7604	17.1749	21,850
	04	2014	19.7181	18.7604	24,601
	04	2013	15.3958	19.7181	46,254
	04	2012	12.9909	15.3958	55,717
	04	2011	14.2642	12.9909	54,834
	04	2010	13.5668	14.2642	75,640
	04	2009	10.5702	13.5668	67,282
	04	2008	18.7216	10.5702	71,724
	04	2007	18.6869	18.7216	90,878
	04	2006	15.6693	18.6869	59,354

	05	2015	18.6447	17.0603	0
	05	2014	19.6064	18.6447	0
	05	2013	15.3163	19.6064	0
	05	2012	12.9305	15.3163	0
	05	2011	14.2050	12.9305	0
	05	2010	13.5173	14.2050	0
	05	2009	10.5370	13.5173	0
	05	2008	18.6724	10.5370	0
	05	2007	18.6472	18.6724	0
	05	2006	15.6439	18.6472	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	06	2015	18.2963	16.7176	0
	06	2014	19.2718	18.2983	0
	06	2013	15.0780	19.2718	0
	06	2012	12.7490	15.0780	0
	06	2011	14.0271	12.7490	0
	06	2010	13.3686	14.0271	1,588
	06	2009	10.4371	13.3686	4,548
	06	2008	18.5239	10.4371	4,707
	06	2007	18.5275	18.5239	6,421
	06	2006	15.5674	18.5275	4,004

	07	2015	17.6039	16.0750	0
	07	2014	18.5499	17.6039	0
	07	2013	14.5207	18.5499	0
	07	2012	12.2840	14.5207	0
	07	2011	13.5224	12.2840	0
	07	2010	12.8942	13.5224	0
	07	2009	10.0718	12.8942	0
	07	2008	17.8849	10.0718	3,894
	07	2007	17.8976	17.8849	3,143
	07	2006	15.0457	17.8976	3,000

	08	2015	17.1883	15.6633	0
	08	2014	18.1492	17.1883	0
	08	2013	14.2361	18.1492	0
	08	2012	12.0681	14.2361	0
	08	2011	13.3120	12.0681	0
	08	2010	12.7196	13.3120	0
	08	2009	9.9559	12.7196	0
	08	2008	17.7154	9.9559	0
	08	2007	17.7647	17.7154	0
	08	2006	14.9645	17.7647	0
Universal Institutional Funds, Inc. - Growth Portfolio, Class II	01	2015	15.6232	17.1957	17,748
	01	2014	14.9812	15.6232	18,030
	01	2013	10.3166	14.9812	4,174
	01	2012	9.2027	10.3166	33,462
	01	2011	10.0000	9.2027	0

	02	2015	15.5191	17.0464	18,295
	02	2014	14.9117	15.5191	20,619
	02	2013	10.2897	14.9117	3,703
	02	2012	9.1974	10.2897	2,695
	02	2011	10.0000	9.1974	0

	03	2015	15.4930	17.0091	0
	03	2014	14.8943	15.4930	0
	03	2013	10.2829	14.8943	0
	03	2012	9.1961	10.2829	0
	03	2011	10.0000	9.1961	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	04	2015	15.4153	16.8978	5,612
	04	2014	14.8422	15.4153	10,417
	04	2013	10.2627	14.8422	0
	04	2012	9.1922	10.2627	0
	04	2011	10.0000	9.1922	0

	05	2015	15.3896	16.8611	0
	05	2014	14.8250	15.3896	0
	05	2013	10.2560	14.8250	0
	05	2012	9.1909	10.2560	0
	05	2011	10.0000	9.1909	0

	06	2015	15.3121	16.7505	0
	06	2014	14.7731	15.3121	0
	06	2013	10.2357	14.7731	0
	06	2012	9.1869	10.2357	0
	06	2011	10.0000	9.1869	0

	07	2015	15.2864	16.7138	0
	07	2014	14.7558	15.2864	0
	07	2013	10.2290	14.7558	0
	07	2012	9.1856	10.2290	0
	07	2011	10.0000	9.1856	0

	08	2015	15.1838	16.5676	0
	08	2014	14.6869	15.1838	0
	08	2013	10.2021	14.6869	0
	08	2012	9.1803	10.2021	0
	08	2011	10.0000	9.1803	0

Wanger Select	01	2015	18.7344	18.4618	0
	01	2014	18.4780	18.7344	1
	01	2013	13.9675	18.4780	1,236
	01	2012	11.9961	13.9675	1,378
	01	2011	14.8243	11.9961	1,466
	01	2010	11.9151	14.8243	1,258
	01	2009	7.2936	11.9151	1,497
	01	2008	14.5681	7.2936	1,978
	01	2007	13.5487	14.5681	1,328
	01	2006	11.5139	13.5487	1,381

	02	2015	18.3646	18.0605	0
	02	2014	18.1502	18.3646	0
	02	2013	13.7477	18.1502	0
	02	2012	11.8315	13.7477	0
	02	2011	14.6507	11.8315	0
	02	2010	11.7995	14.6507	0
	02	2009	7.2376	11.7995	0
	02	2008	14.4859	7.2376	0
	02	2007	13.4999	14.4859	0
	02	2006	11.4957	13.4999	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	03	2015	18.2729	17.9612	0
	03	2014	18.0688	18.2729	0
	03	2013	13.6930	18.0688	0
	03	2012	11.7905	13.6930	0
	03	2011	14.6074	11.7905	0
	03	2010	11.7706	14.6074	0
	03	2009	7.2236	11.7706	0
	03	2008	14.4653	7.2236	0
	03	2007	13.4876	14.4653	0
	03	2006	11.4911	13.4876	0

	04	2015	18.0008	17.6666	0
	04	2014	17.8270	18.0008	0
	04	2013	13.5305	17.8270	0
	04	2012	11.6685	13.5305	0
	04	2011	14.4784	11.6685	0
	04	2010	11.6846	14.4784	0
	04	2009	7.1818	11.6846	0
	04	2008	14.4038	7.1818	0
	04	2007	13.4510	14.4038	0
	04	2006	11.4774	13.4510	0

	05	2015	17.9116	17.5701	0
	05	2014	17.7477	17.9116	0
	05	2013	13.4771	17.7477	0
	05	2012	11.6284	13.4771	0
	05	2011	14.4359	11.6284	0
	05	2010	11.6562	14.4359	0
	05	2009	7.1680	11.6562	0
	05	2008	14.3835	7.1680	0
	05	2007	13.4389	14.3835	0
	05	2006	11.4729	13.4389	0

	06	2015	17.6441	17.2812	0
	06	2014	17.5096	17.6441	0
	06	2013	13.3168	17.5096	0
	06	2012	11.5078	13.3168	0
	06	2011	14.3082	11.5078	0
	06	2010	11.5708	14.3082	0
	06	2009	7.1264	11.5708	0
	06	2008	14.3222	7.1264	0
	06	2007	13.4023	14.3222	0
	06	2006	11.4592	13.4023	0

	07	2015	17.5561	17.1862	0
	07	2014	17.4311	17.5561	0
	07	2013	13.2639	17.4311	0
	07	2012	11.4680	13.2639	0
	07	2011	14.2660	11.4680	0
	07	2010	11.5425	14.2660	0
	07	2009	7.1126	11.5425	0
	07	2008	14.3019	7.1126	0
	07	2007	13.3902	14.3019	0
	07	2006	11.4547	13.3902	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	08	2015	17.2071	16.8100	0
	08	2014	17.1197	17.2071	0
	08	2013	13.0536	17.1197	0
	08	2012	11.3095	13.0536	0
	08	2011	14.0977	11.3095	0
	08	2010	11.4298	14.0977	0
	08	2009	7.0576	11.4298	0
	08	2008	14.2206	7.0576	0
	08	2007	13.3415	14.2206	0
	08	2006	11.4364	13.3415	0

Wanger USA	01	2015	18.5173	18.0917	0
	01	2014	17.9774	18.5173	0
	01	2013	13.6730	17.9774	0
	01	2012	11.5906	13.6730	0
	01	2011	12.2174	11.5906	0
	01	2010	10.0756	12.2174	0
	01	2009	7.2066	10.0756	0
	01	2008	12.1560	7.2066	0
	01	2007	11.7350	12.1560	0
	01	2006	11.0662	11.7350	0

	02	2015	18.1518	17.6984	0
	02	2014	17.6585	18.1518	0
	02	2013	13.4578	17.6585	0
	02	2012	11.4315	13.4578	0
	02	2011	12.0743	11.4315	0
	02	2010	9.9778	12.0743	0
	02	2009	7.1512	9.9778	0
	02	2008	12.0874	7.1512	0
	02	2007	11.6927	12.0874	0
	02	2006	11.0486	11.6927	0

	03	2015	18.0613	17.6012	0
	03	2014	17.5794	18.0613	0
	03	2013	13.4044	17.5794	0
	03	2012	11.3920	13.4044	0
	03	2011	12.0387	11.3920	0
	03	2010	9.9535	12.0387	0
	03	2009	7.1374	9.9535	0
	03	2008	12.0702	7.1374	0
	03	2007	11.6821	12.0702	0
	03	2006	11.0443	11.6821	0

	04	2015	17.7923	17.3124	0
	04	2014	17.3441	17.7923	0
	04	2013	13.2452	17.3441	0
	04	2012	11.2741	13.2452	0
	04	2011	11.9323	11.2741	0
	04	2010	9.8807	11.9323	0
	04	2009	7.0961	9.8807	0
	04	2008	12.0189	7.0961	0
	04	2007	11.6503	12.0189	0
	04	2006	11.0311	11.6503	0

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	05	2015	17.7041	17.2179	0
	05	2014	17.2670	17.7041	0
	05	2013	13.1930	17.2670	0
	05	2012	11.2354	13.1930	0
	05	2011	11.8974	11.2354	0
	05	2010	9.8567	11.8974	0
	05	2009	7.0825	9.8567	0
	05	2008	12.0019	7.0825	0
	05	2007	11.6398	12.0019	0
	05	2006	11.0268	11.6398	0

	06	2015	17.4398	16.9349	0
	06	2014	17.0354	17.4398	0
	06	2013	13.0361	17.0354	0
	06	2012	11.1189	13.0361	0
	06	2011	11.7921	11.1189	0
	06	2010	9.7845	11.7921	0
	06	2009	7.0414	9.7845	0
	06	2008	11.9507	7.0414	0
	06	2007	11.6081	11.9507	0
	06	2006	11.0136	11.6081	0

	07	2015	17.3528	16.8418	0
	07	2014	16.9591	17.3528	0
	07	2013	12.9843	16.9591	0
	07	2012	11.0804	12.9843	0
	07	2011	11.7573	11.0804	0
	07	2010	9.7606	11.7573	0
	07	2009	7.0278	9.7606	0
	07	2008	11.9338	7.0278	0
	07	2007	11.5976	11.9338	0
	07	2006	11.0092	11.5976	0

	08	2015	17.0078	16.4731	0
	08	2014	16.6560	17.0078	0
	08	2013	12.7784	16.6560	0
	08	2012	10.9273	12.7784	0
	08	2011	11.6185	10.9273	0
	08	2010	9.6652	11.6185	0
	08	2009	6.9734	9.6652	0
	08	2008	11.8659	6.9734	0
	08	2007	11.5555	11.8659	0
	08	2006	10.9917	11.5555	0
Wells Fargo Variable Trust - VT Total Return Bond Fund, Class 2	01	2015	10.8677	10.6972	148,875
	01	2014	10.4702	10.8677	126,584
	01	2013	10.9169	10.4702	102,010
	01	2012	10.4685	10.9169	48,658
	01	2011	10.0000	10.4685	36,630

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year
	02	2015	10.7868	10.5959	42,440
	02	2014	10.4135	10.7868	35,274
	02	2013	10.8799	10.4135	24,242
	02	2012	10.4544	10.8799	32,193
	02	2011	10.0000	10.4544	9,599

	03	2015	10.7666	10.5707	0
	03	2014	10.3993	10.7666	0
	03	2013	10.8706	10.3993	1,996
	03	2012	10.4508	10.8706	0
	03	2011	10.0000	10.4508	0

	04	2015	10.7062	10.4953	39,850
	04	2014	10.3568	10.7062	45,235
	04	2013	10.8428	10.3568	49,084
	04	2012	10.4402	10.8428	46,976
	04	2011	10.0000	10.4402	60,044

	05	2015	10.6863	10.4705	0
	05	2014	10.3428	10.6863	0
	05	2013	10.8337	10.3428	0
	05	2012	10.4367	10.8337	0
	05	2011	10.0000	10.4367	0

	06	2015	10.6262	10.3956	513
	06	2014	10.3005	10.6262	517
	06	2013	10.8059	10.3005	531
	06	2012	10.4261	10.8059	504
	06	2011	10.0000	10.4261	0

	07	2015	10.6063	10.3709	0
	07	2014	10.2865	10.6063	0
	07	2013	10.7967	10.2865	0
	07	2012	10.4226	10.7967	0
	07	2011	10.0000	10.4226	0

	08	2015	10.5268	10.2720	71
	08	2014	10.2303	10.5268	83
	08	2013	10.7598	10.2303	91
	08	2012	10.4084	10.7598	0
	08	2011	10.0000	10.4084	0

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 2, 2016 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Masters Extra
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

MAY 2, 2016

MASTERS EXTRA

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Masters Extra (the “Contract”) issued by Delaware Life Insurance Company (the “Company” or “Delaware Life”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the Prospectus dated May 2, 2016. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

Delaware Life Holdings, LLC is the Company’s corporate parent. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC, and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

2

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. You should consult a qualified tax professional.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

3

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

4

(d)	is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period.

(a)	the net asset value of a fund equals $18.38

(b)	the per share amount of any dividend or capital gains distributions equal $0

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32

(d)	the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321136 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00321136)	=	14.6113393

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

5

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322813 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00322813) x 0.99991902	=	12.3845294

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•	at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

6

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3845467	=	$868.29

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2013, 2014, and 2015, were approximately $89,921,647, $91,329,750, and $83,577,570 respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company (the “Company”) as of December 31, 2015 and 2014 and for the three years ended December 31, 2015, 2014 and 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi-reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The audited financial statements of Delaware Life Variable Account F as of December 31, 2015 and for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

7

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

Delaware Life

Variable Account F – Regatta

Financial Statements as of and for the Year Ended December 31, 2015 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2015

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets and Liabilities	2-10

Statement of Operations	11-52

Statement of Changes in Net Assets	53-122

Notes to the Financial Statements	123-160

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Participants of Delaware Life Variable Account F - Regatta:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Delaware Life Variable Account F - Regatta of Delaware Life Insurance Company at December 31, 2015, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Delaware Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

May 2, 2016

Hartford, CT

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	Shares	Cost	Value
Assets:
Investments at fair value:

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	5,374,245	$63,464,317	$58,418,046
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	9,359,238	103,371,492	105,291,429
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	353,709	6,034,825	6,504,708
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	3,119,279	39,202,508	41,829,537
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	417,345	8,667,275	7,157,471
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	44,884,564	631,250,164	585,294,716
Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61)	3,664	47,728	53,720
Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 Sub-Account (C62)	5,308,612	65,866,031	76,231,674
Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 2 Sub-Account (C64)	972,877	25,234,767	24,428,942
Columbia Variable Portfolio - International Opportunities Fund Class 2 Sub-Account (C65)	388,461	6,027,849	6,817,493
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71)	2,149	39,686	34,255
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	6,966,649	111,844,894	111,118,048
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	5,980,487	152,894,174	198,911,013
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	248,923	2,898,226	3,006,987
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	1,495,617	16,793,073	18,231,566
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	2,361,002	24,929,764	29,229,209
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	3,686,542	116,945,873	117,342,638
First Eagle Overseas Variable Fund Sub-Account (FE3)	13,753,081	372,323,504	341,213,945
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	4,603,432	40,216,515	29,093,690
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	9,195,535	123,197,020	121,381,057
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (FE6)	5,591,263	38,599,241	37,741,024
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	396,155	7,298,842	6,409,794
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,762,937	21,317,897	23,482,327
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	6,231,498	94,469,030	88,487,276
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	184,656	2,878,831	2,675,662
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	9,540,718	150,824,184	183,181,786
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	15,046	311,626	290,680
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	1,926,979	37,724,767	34,068,987
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub-Account (FJ9)	45,300	871,491	813,592
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	2,100,996	25,310,482	21,451,174
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	34,823	425,101	363,551
Huntington VA Dividend Capture Sub-Account (H24)	156,201	1,870,699	1,899,403
Huntington VA Situs Fund Sub-Account (H32)	122,153	2,384,904	2,118,139
Invesco V.I. American Value Fund Series II Sub-Account (V35)	657,748	11,803,128	10,227,982
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,934,547	32,009,352	33,873,916
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	6,782,915	116,914,385	109,611,910
Invesco V.I. International Growth Fund II Sub-Account (AC1)	93,848	3,276,703	3,100,744
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (J88)	3,383,444	37,268,470	36,575,031
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (J94)	432,468	10,965,632	10,911,156
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (L11)	2,584,703	51,688,452	40,579,844

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Shares	Cost	Value
Assets (continued):
Investments at fair value (continued):

Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (L18)	2,651,469	$36,269,151	$31,499,449
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (L17)	2,545,547	48,651,383	41,441,498
MFS VIT Total Return Series Initial Class Sub-Account (M07)	16,725,160	372,447,288	377,988,618
MFS VIT Total Return Series Service Class Sub-Account (M35)	19,062,370	419,034,342	424,328,346
MFS VIT I Growth Series Initial Class Sub-Account (M31)	3,397,176	102,381,385	136,464,578
MFS VIT I Growth Series Service Class Sub-Account (M80)	522,541	18,013,343	20,426,122
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,788,516	20,402,159	22,893,719
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	4,282,362	30,598,875	33,616,543
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	3,329,446	62,937,145	51,573,123
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	3,576,173	62,027,188	51,675,695
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	47,783,833	632,639,844	610,677,383
MFS VIT I Research Series Service Class Sub-Account (M82)	6,286,821	142,437,772	166,097,799
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	4,538,216	154,766,712	115,996,792
MFS VIT I Utilities Series Service Class Sub-Account (M40)	2,940,989	96,190,982	73,965,874
MFS VIT I Value Series Initial Class Sub-Account (M83)	15,856,206	265,924,720	291,595,632
MFS VIT I Value Series Service Class Sub-Account (M08)	8,083,634	154,955,808	146,475,449
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	5,992,376	187,896,319	290,989,759
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	1,792,206	51,857,206	86,491,873
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	5,704,869	66,712,156	63,666,338
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	14,096,958	165,495,201	155,489,447
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	4,680,819	75,579,681	99,607,836
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,953,515	36,290,472	41,219,167
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	1,531,982	23,123,208	17,755,666
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	1,766,547	24,539,950	20,173,964
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	1,259,845	13,580,329	12,396,880
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	163,336	1,722,208	1,582,724

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Shares	Cost	Value
Assets (continued):
Investments at fair value (continued):

MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	2,225,407	$31,890,903	$46,466,507
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	96,167	1,604,905	2,002,189
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	3,804,486	63,617,555	93,704,487
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	295,042	5,625,999	7,234,431
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (MD0)	3,687,885	53,000,310	55,023,247
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (M92)	49,231,614	710,360,417	724,689,358
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	8,023,206	106,069,661	102,055,181
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	18,510,127	243,730,701	233,968,003
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	11,387,199	66,524,273	61,832,492
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	10,701,355	63,327,913	57,466,275
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	3,185,234	38,190,642	40,038,396
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,450,529	18,161,425	18,102,598
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	2,090,765	35,638,124	46,958,591
MFS VIT II International Value Portfolio S Class Sub-Account (M93)	5,358,144	84,046,118	118,575,720
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	19,020,042	218,046,989	311,548,289
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	2,340,035	29,380,597	37,955,366
MFS VIT II Money Market Portfolio I Class Sub-Account (MD8)	63,188,056	63,188,058	63,188,056
MFS VIT II Money Market Portfolio Service Class Sub-Account (MD9)	169,092,842	169,092,844	169,092,842
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,782,557	25,175,046	24,688,408
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	4,232,855	54,952,734	57,905,463

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Shares	Cost	Value
Assets (continued):
Investments at fair value (continued):

MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	3,363,745	$33,459,885	$31,114,638
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	683,089	6,709,634	6,263,928
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	1,252,078	10,471,488	15,588,369
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	123,879	1,075,301	1,480,354
MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account (MF3)	6,448,118	87,576,816	77,570,859
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (MF5)	58,712,634	673,735,923	651,710,237
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	196,760	2,230,987	2,666,098
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (MF7)	5,061,013	64,854,773	77,332,281
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	38,558,577	437,203,286	434,555,162
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (MG1)	17,018,672	184,380,788	164,400,368
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	30,086,147	309,633,535	305,073,526
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	15,710,229	161,367,349	158,987,521
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	4,453,029	39,202,755	34,911,748
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	4,165,379	37,809,603	32,406,652
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (MG6)	136,436,601	1,644,011,264	1,701,364,410
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (MG7)	809,560	7,803,243	7,593,674
Morgan Stanley UIF Growth Portfolio Class II Sub-Account (V44)	123,384	3,655,340	3,578,134
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (V43)	754,834	9,081,890	7,435,112
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (O19)	373,875	19,314,621	20,488,327

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Shares	Cost	Value
Assets (continued):
Investments at fair value (continued):

Oppenheimer Conservative Balanced Fund/VA (Service Shares) Sub-Account (O23)	707,255	$8,024,413	$10,099,601
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	649,032	22,421,942	24,397,108
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	7,933,035	145,851,074	229,899,342
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub-Account (O04)	297,153	6,164,368	6,255,065
PIMCO Global Dividend Portfolio, Advisor Class Sub-Account (PH2)	21,210	254,078	200,218
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	2,164,607	23,617,334	19,697,927
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	2,038,020	22,587,358	18,729,408
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70)	63,901	742,324	446,668
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	5,336,624	60,141,936	36,876,070
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	1,091,565	15,251,077	12,771,316
PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas Sub-Account (P20)	30,883	429,274	361,335
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (PD6)	48,265,555	595,385,812	549,262,011
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	4,323,165	59,242,447	51,575,353
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	19,328,978	216,726,954	204,500,589
Putnam VT Absolute Return 500 Fund Class IB Sub-Account (PI3)	2,189,452	22,777,009	22,638,935
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	739,135	15,756,484	15,928,366
Wanger Select Fund Sub-Account (W41)	13,208	345,503	319,237
Wanger USA Sub-Account (W42)	2,365	76,500	75,099
Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46)	3,991,601	41,628,542	41,472,738

Total investments		12,898,565,853	13,168,068,079

Total assets		$12,898,565,853	$13,168,068,079

Liabilities:
Payable to Contractholder			$8,393,323
Payable to Sponsor			3,291,412

Total liabilities			11,684,735

Net Assets			$13,156,383,344

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets:

AL1	4,512,477	$58,432,090	$—	$58,432,090
AO5	9,592,149	105,174,303	—	105,174,303
AM2	774,917	6,494,198	—	6,494,198
A98	5,778,249	41,831,964	—	41,831,964
A74	437,564	7,147,192	31,185	7,178,377
B18	40,093,659	584,623,457	106,263	584,729,720
C61	3,018	53,720	—	53,720
C62	5,635,627	76,303,513	1,028	76,304,541
C64	1,572,715	24,463,548	63,640	24,527,188
C65	513,806	6,857,974	—	6,857,974
C71	2,127	34,255	—	34,255
FD7	7,553,495	111,120,652	—	111,120,652
F24	12,707,426	197,991,579	131,197	198,122,776
F88	215,408	3,006,722	—	3,006,722
FB9	1,266,991	18,207,001	—	18,207,001
F15	2,026,917	29,229,313	—	29,229,313
F41	7,301,226	117,169,486	1,971	117,171,457
FE3	25,596,651	340,943,374	41,974	340,985,348
T21	2,802,285	29,094,361	407	29,094,768
T20	6,850,839	121,272,009	80,254	121,352,263
FE6	3,088,382	37,738,539	—	37,738,539
T59	620,029	6,420,065	—	6,420,065
F56	1,224,047	23,262,943	19,623	23,282,566
F59	7,202,924	88,241,120	35,547	88,276,667
FF0	221,349	2,675,685	—	2,675,685
F54	9,046,135	182,991,950	34,083	183,026,033
FG8	19,752	290,680	—	290,680
F53	1,241,308	33,770,572	—	33,770,572
FJ9	52,597	813,592	—	813,592
T28	1,632,712	21,339,869	—	21,339,869
FJ0	33,869	364,463	—	364,463
H24	135,046	1,892,317	—	1,892,317

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):

H32	157,815	$2,112,682	$—	2,112,682
V35	658,892	10,234,351	—	10,234,351
V13	2,533,709	33,829,593	—	33,829,593
V11	7,299,418	109,646,517	—	109,646,517
AC1	243,180	3,100,461	—	3,100,461
J88	3,583,990	36,693,573	—	36,693,573
J94	613,320	10,824,807	—	10,824,807
L11	5,273,665	40,571,521	2,151	40,573,672
L18	1,472,427	31,523,521	15,740	31,539,261
L17	2,037,566	41,426,448	6,110	41,432,558
M07	33,503,120	374,473,571	2,919,912	377,393,483
M35	38,061,626	423,527,079	455,466	423,982,545
M31	6,024,171	135,714,220	674,350	136,388,570
M80	851,571	20,414,206	7,326	20,421,532
MF1	2,692,372	22,808,678	64,073	22,872,751
M41	1,724,133	33,564,934	11,744	33,576,678
M05	5,274,363	51,380,050	93,652	51,473,702
M42	4,234,433	51,640,625	39,075	51,679,700
M89	58,329,019	610,032,873	96,781	610,129,654
M82	11,612,965	166,078,443	4,736	166,083,179
M44	13,586,264	115,082,798	793,491	115,876,289
M40	8,723,614	73,904,560	—	73,904,560
M83	22,857,789	290,394,019	1,021,534	291,415,553
M08	10,766,656	146,256,732	95,150	146,351,882
MB6	11,089,198	288,825,309	1,764,236	290,589,545
MB7	3,811,047	86,321,548	167,919	86,489,467
MC0	2,988,943	63,112,652	417,259	63,529,911
MA0	9,138,528	155,079,764	14,321	155,094,085
MC2	4,776,662	99,134,786	548,708	99,683,494
MC1	2,594,573	41,111,926	107,822	41,219,748
MC3	796,990	17,578,827	186,606	17,765,433

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):

MA1	1,637,155	$20,170,614	$1,137	$20,171,751
MC4	689,912	12,198,487	103,063	12,301,550
MC5	110,442	1,581,881	1,218	1,583,099
MC6	1,741,127	46,189,354	230,851	46,420,205
MC7	96,438	1,996,561	—	1,996,561
MC8	4,325,426	92,626,023	970,188	93,596,211
MC9	422,318	7,232,070	—	7,232,070
MD0	2,118,016	54,361,388	396,326	54,757,714
M92	61,825,683	724,376,273	47,658	724,423,931
M96	5,257,120	101,544,279	511,490	102,055,769
MD2	18,001,929	233,487,135	300,771	233,787,906
MA6	2,734,375	61,443,690	352,279	61,795,969
MA3	3,167,879	57,692,795	63,083	57,755,878
M97	2,078,687	39,884,246	164,894	40,049,140
MD5	1,348,083	18,092,734	2,394	18,095,128
M98	1,495,078	46,564,500	368,839	46,933,339
M93	8,395,446	118,126,834	2,231	118,129,065
MD6	19,246,726	309,199,910	2,195,366	311,395,276
MB3	2,067,810	37,810,758	85,446	37,896,204
MD8	5,440,048	62,430,504	1,020,362	63,450,866
MD9	18,207,733	168,140,841	260,800	168,401,641
ME2	1,495,623	24,575,734	59,195	24,634,929
ME3	2,946,172	57,866,905	20,235	57,887,140
MA5	1,688,630	30,717,447	212,551	30,929,998
MA7	378,492	6,237,975	4,604	6,242,579
ME4	1,705,852	15,481,590	111,830	15,593,420
MA2	75,216	1,480,354	—	1,480,354
MF3	5,343,286	77,461,976	9,720	77,471,696
MF5	45,325,104	650,839,727	28,252	650,867,979

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Total Value
Net Assets (continued):

MF6	112,828	$2,634,464	$6,064	$2,640,528
MF7	4,791,411	77,259,518	17,902	77,277,420
MF9	23,810,696	434,272,098	—	434,272,098
MG1	14,182,033	164,245,985	17,654	164,263,639
MF2	30,382,434	304,975,408	98,024	305,073,432
MG2	16,047,854	158,919,119	18,096	158,937,215
MG3	2,078,651	34,967,882	12,220	34,980,102
MG4	1,911,690	31,822,181	—	31,822,181
MG6	102,938,721	1,699,581,289	888,853	1,700,470,142
MG7	402,041	7,573,913	—	7,573,913
V44	207,421	3,575,777	—	3,575,777
V43	479,964	7,397,574	—	7,397,574
O19	911,851	20,452,320	7,354	20,459,674
O23	1,051,993	10,095,675	—	10,095,675
O20	1,162,408	24,056,298	—	24,056,298
O21	10,443,174	229,621,139	132,607	229,753,746
O04	208,260	6,257,962	—	6,257,962
PH2	17,585	200,218	—	200,218
P08	1,618,473	19,696,479	—	19,696,479
PC0	1,909,115	18,751,715	—	18,751,715
P70	95,997	446,503	—	446,503
P10	7,094,528	36,844,650	2,559	36,847,209
PK8	514,828	12,745,173	25,574	12,770,747
P20	35,308	361,335	—	361,335
PD6	49,587,168	549,080,749	56,625	549,137,374
P06	3,448,066	51,465,587	50,507	51,516,094
P07	12,782,699	204,164,329	159,085	204,323,414
PI3	2,146,145	22,655,392	—	22,655,392
P72	915,560	15,831,203	—	15,831,203
W41	17,210	319,237	—	319,237
W42	4,229	75,099	—	75,099
W46	3,851,623	41,497,667	—	41,497,667

Total net assets		$13,137,310,103	$19,073,241	$13,156,383,344

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2015

	AL1 Sub-Account	AO5 Sub-Account	AM2 Sub-Account

Income:
Dividend income	$1,224,214	$729,345	$4,386

Expenses:
Mortality and expense risk charges	(776,968)	(1,381,976)	(93,325)
Distribution and administration charges	(243,717)	(453,196)	(30,176)

Net investment income (loss)	203,529	(1,105,827)	(119,115)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,121,474	2,408,551	215,887
Realized gain distributions	5,590,612	1,927,965	—

Net realized gains (losses)	6,712,086	4,336,516	215,887

Net change in unrealized appreciation (depreciation)	(7,066,854)	(6,316,672)	(343,090)

Net realized and change in unrealized gains (losses)	(354,768)	(1,980,156)	(127,203)

Increase (decrease) in net assets from operations	$(151,239)	$(3,085,983)	$(246,318)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	A98 Sub-Account	A74 Sub-Account	B18 Sub-Account

Income:
Dividend income	$999,985	$41,971	$6,466,264

Expenses:
Mortality and expense risk charges	(633,048)	(104,183)	(8,044,014)
Distribution and administration charges	(196,656)	(35,540)	(2,523,620)

Net investment income (loss)	170,281	(97,752)	(4,101,370)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,755,265	(42,674)	4,038,361
Realized gain distributions	—	1,291,297	36,407,481

Net realized gains (losses)	1,755,265	1,248,623	40,445,842

Net change in unrealized appreciation (depreciation)	(877,571)	(1,707,969)	(50,999,222)

Net realized and change in unrealized gains (losses)	877,694	(459,346)	(10,553,380)

Increase (decrease) in net assets from operations	$1,047,975	$(557,098)	$(14,654,750)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	C61 Sub-Account	C62 Sub-Account	C64 Sub-Account

Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(614)	(1,114,524)	(360,976)
Distribution and administration charges	(167)	(353,354)	(119,878)

Net investment income (loss)	(781)	(1,467,878)	(480,854)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	840	13,721,438	2,386,295
Realized gain distributions	8,512	15,842,292	3,470,209

Net realized gains (losses)	9,352	29,563,730	5,856,504

Net change in unrealized appreciation (depreciation)	(8,767)	(28,042,806)	(5,360,937)

Net realized and change in unrealized gains (losses)	585	1,520,924	495,567

Increase (decrease) in net assets from operations	$(196)	$53,046	$14,713

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	C65 Sub-Account	C71 Sub-Account	FD7 Sub-Account

Income:
Dividend income	$21,351	$201	$1,538,510

Expenses:
Mortality and expense risk charges	(96,316)	(429)	(1,449,239)
Distribution and administration charges	(33,556)	(158)	(457,919)

Net investment income (loss)	(108,521)	(386)	(368,648)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	534,082	8	2,149,445
Realized gain distributions	—	2,321	3,576,229

Net realized gains (losses)	534,082	2,329	5,725,674

Net change in unrealized appreciation (depreciation)	(473,389)	(4,731)	(6,715,114)

Net realized and change in unrealized gains (losses)	60,693	(2,402)	(989,440)

Increase (decrease) in net assets from operations	$(47,828)	$(2,788)	$(1,358,088)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	F24 Sub-Account	F88 Sub-Account	FB9 Sub-Account

Income:
Dividend income	$1,686,966	$48,938	$301,736

Expenses:
Mortality and expense risk charges	(2,739,695)	(44,379)	(255,277)
Distribution and administration charges	(854,578)	(14,512)	(84,658)

Net investment income (loss)	(1,907,307)	(9,953)	(38,199)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	18,195,433	323,462	941,798
Realized gain distributions	20,414,196	8,938	101,083

Net realized gains (losses)	38,609,629	332,400	1,042,881

Net change in unrealized appreciation (depreciation)	(38,668,638)	(395,217)	(1,397,562)

Net realized and change in unrealized gains (losses)	(59,009)	(62,817)	(354,681)

Increase (decrease) in net assets from operations	$(1,966,316)	$(72,770)	$(392,880)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	F15 Sub-Account	F41 Sub-Account	FE3 Sub-Account

Income:
Dividend income	$482,345	$310,315	$2,267,854

Expenses:
Mortality and expense risk charges	(397,997)	(1,643,697)	(4,705,591)
Distribution and administration charges	(122,407)	(529,170)	(1,469,591)

Net investment income (loss)	(38,059)	(1,862,552)	(3,907,328)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,596,012	8,040,729	6,913,142
Realized gain distributions	131,699	16,789,538	22,974,910

Net realized gains (losses)	1,727,711	24,830,267	29,888,052

Net change in unrealized appreciation (depreciation)	(2,262,373)	(26,098,584)	(22,728,981)

Net realized and change in unrealized gains (losses)	(534,662)	(1,268,317)	7,159,071

Increase (decrease) in net assets from operations	$(572,721)	$(3,130,869)	$3,251,743

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	T21 Sub-Account	T20 Sub-Account	FE6 Sub-Account

Income:
Dividend income	$649,822	$4,319,576	$1,252,858

Expenses:
Mortality and expense risk charges	(421,204)	(1,768,766)	(536,979)
Distribution and administration charges	(134,761)	(632,612)	(164,039)

Net investment income (loss)	93,857	1,918,198	551,840

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	763,099	10,662,771	1,357,828
Realized gain distributions	4,138,165	4,411,931	68,507

Net realized gains (losses)	4,901,264	15,074,702	1,426,335

Net change in unrealized appreciation (depreciation)	(11,890,041)	(26,304,080)	(5,219,869)

Net realized and change in unrealized gains (losses)	(6,988,777)	(11,229,378)	(3,793,534)

Increase (decrease) in net assets from operations	$(6,894,920)	$(9,311,180)	$(3,241,694)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	T59 Sub-Account	F56 Sub-Account	F59 Sub-Account

Income:
Dividend income	$612,192	$707,549	$4,707,002

Expenses:
Mortality and expense risk charges	(99,175)	(341,986)	(1,270,197)
Distribution and administration charges	(36,212)	(112,523)	(401,408)

Net investment income (loss)	476,805	253,040	3,035,397

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(431,647)	1,813,571	2,002,908
Realized gain distributions	40,415	—	—

Net realized gains (losses)	(391,232)	1,813,571	2,002,908

Net change in unrealized appreciation (depreciation)	(596,607)	(4,116,234)	(13,588,944)

Net realized and change in unrealized gains (losses)	(987,839)	(2,302,663)	(11,586,036)

Increase (decrease) in net assets from operations	$(511,034)	$(2,049,623)	$(8,550,639)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	FF0 Sub-Account	F54 Sub-Account	FG8 Sub-Account

Income:
Dividend income	$126,693	$6,037,316	$10,046

Expenses:
Mortality and expense risk charges	(34,493)	(2,563,453)	(3,979)
Distribution and administration charges	(10,887)	(800,144)	(1,236)

Net investment income (loss)	81,313	2,673,719	4,831

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	23,779	15,341,016	6,719
Realized gain distributions	—	13,320,780	23,154

Net realized gains (losses)	23,779	28,661,796	29,873

Net change in unrealized appreciation (depreciation)	(356,187)	(43,569,375)	(58,774)

Net realized and change in unrealized gains (losses)	(332,408)	(14,907,579)	(28,901)

Increase (decrease) in net assets from operations	$(251,095)	$(12,233,860)	$(24,070)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	F53 Sub-Account	FJ9 Sub-Account	T28 Sub-Account

Income:
Dividend income	$241,395	$4,871	$1,673,593

Expenses:
Mortality and expense risk charges	(472,980)	(10,718)	(313,474)
Distribution and administration charges	(159,129)	(3,803)	(105,040)

Net investment income (loss)	(390,714)	(9,650)	1,255,079

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,103,494	19,752	(1,209,276)
Realized gain distributions	5,551,746	133,297	444,453

Net realized gains (losses)	7,655,240	153,049	(764,823)

Net change in unrealized appreciation (depreciation)	(10,576,313)	(226,195)	(1,814,400)

Net realized and change in unrealized gains (losses)	(2,921,073)	(73,146)	(2,579,223)

Increase (decrease) in net assets from operations	$(3,311,787)	$(82,796)	$(1,324,144)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	FJ0 Sub-Account	H24 Sub-Account	H27 Sub-Account[1]

Income:
Dividend income	$26,841	$91,477	$27,295

Expenses:
Mortality and expense risk charges	(4,712)	(26,367)	(4,364)
Distribution and administration charges	(1,408)	(8,806)	—

Net investment income (loss)	20,721	56,304	22,931

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(21,099)	322,110	(3,350)
Realized gain distributions	7,344	—	307,830

Net realized gains (losses)	(13,755)	322,110	304,480

Net change in unrealized appreciation (depreciation)	(29,839)	(478,846)	(275,874)

Net realized and change in unrealized gains (losses)	(43,594)	(156,736)	28,606

Increase (decrease) in net assets from operations	$(22,873)	$(100,432)	$51,537

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	H32 Sub-Account	V35 Sub-Account	V13 Sub-Account

Income:
Dividend income	$12,813	$892	$633,762

Expenses:
Mortality and expense risk charges	(28,448)	(139,098)	(475,744)
Distribution and administration charges	(9,473)	(45,525)	(157,409)

Net investment income (loss)	(25,108)	(183,731)	609

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	452,549	589,561	3,229,512
Realized gain distributions	321,867	1,345,214	104,665

Net realized gains (losses)	774,416	1,934,775	3,334,177

Net change in unrealized appreciation (depreciation)	(955,562)	(2,879,174)	(6,255,474)

Net realized and change in unrealized gains (losses)	(181,146)	(944,399)	(2,921,297)

Increase (decrease) in net assets from operations	$(206,254)	$(1,128,130)	$(2,920,688)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	V11 Sub-Account	AC1 Sub-Account	J88 Sub-Account

Income:
Dividend income	$2,729,250	$43,694	$1,292,175

Expenses:
Mortality and expense risk charges	(1,456,395)	(40,342)	(461,199)
Distribution and administration charges	(455,292)	(11,508)	(147,005)

Net investment income (loss)	817,563	(8,156)	683,971

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,586,609	45,817	(332,440)
Realized gain distributions	10,544,718	—	—

Net realized gains (losses)	16,131,327	45,817	(332,440)

Net change in unrealized appreciation (depreciation)	(21,731,077)	(197,611)	(639,197)

Net realized and change in unrealized gains (losses)	(5,599,750)	(151,794)	(971,637)

Increase (decrease) in net assets from operations	$(4,782,187)	$(159,950)	$(287,666)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	J94 Sub-Account	L11 Sub-Account	L18 Sub-Account

Income:
Dividend income	$132,021	$535,118	$—

Expenses:
Mortality and expense risk charges	(154,717)	(580,208)	(432,274)
Distribution and administration charges	(49,198)	(188,741)	(154,784)

Net investment income (loss)	(71,894)	(233,831)	(587,058)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	819,472	(1,102,808)	36,174
Realized gain distributions	623,343	120,612	3,317,988

Net realized gains (losses)	1,442,815	(982,196)	3,354,162

Net change in unrealized appreciation (depreciation)	(1,648,037)	(9,103,925)	(2,217,402)

Net realized and change in unrealized gains (losses)	(205,222)	(10,086,121)	1,136,760

Increase (decrease) in net assets from operations	$(277,116)	$(10,319,952)	$549,702

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	L17 Sub-Account	M07 Sub-Account	M35 Sub-Account

Income:
Dividend income	$501,972	$10,502,200	$11,005,400

Expenses:
Mortality and expense risk charges	(592,274)	(4,952,216)	(5,894,367)
Distribution and administration charges	(198,136)	(719,833)	(1,915,984)

Net investment income (loss)	(288,438)	4,830,151	3,195,049

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	507,840	4,064,213	7,118,689
Realized gain distributions	3,584,688	14,939,862	17,411,087

Net realized gains (losses)	4,092,528	19,004,075	24,529,776

Net change in unrealized appreciation (depreciation)	(6,107,859)	(30,547,340)	(37,460,275)

Net realized and change in unrealized gains (losses)	(2,015,331)	(11,543,265)	(12,930,499)

Increase (decrease) in net assets from operations	$(2,303,769)	$(6,713,114)	$(9,735,450)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M31 Sub-Account	M80 Sub-Account	MF1 Sub-Account

Income:
Dividend income	$217,235	$—	$—

Expenses:
Mortality and expense risk charges	(1,723,460)	(262,301)	(291,083)
Distribution and administration charges	(277,226)	(88,057)	(58,225)

Net investment income (loss)	(1,783,451)	(350,358)	(349,308)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,882,528	1,701,065	1,238,297
Realized gain distributions	7,559,689	1,149,476	2,324,671

Net realized gains (losses)	13,442,217	2,850,541	3,562,968

Net change in unrealized appreciation (depreciation)	(3,336,921)	(1,419,222)	(2,464,173)

Net realized and change in unrealized gains (losses)	10,105,296	1,431,319	1,098,795

Increase (decrease) in net assets from operations	$8,321,845	$1,080,961	$749,487

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M41 Sub-Account	M05 Sub-Account	M42 Sub-Account

Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(475,618)	(690,582)	(722,822)
Distribution and administration charges	(152,822)	(139,514)	(250,083)

Net investment income (loss)	(628,440)	(830,096)	(972,905)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,844,922	(1,962,503)	(2,831,471)
Realized gain distributions	3,752,978	1,721,856	1,805,614

Net realized gains (losses)	6,597,900	(240,647)	(1,025,857)

Net change in unrealized appreciation (depreciation)	(4,741,035)	(466,705)	565,599

Net realized and change in unrealized gains (losses)	1,856,865	(707,352)	(460,258)

Increase (decrease) in net assets from operations	$1,228,425	$(1,537,448)	$(1,433,163)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M89 Sub-Account	M82 Sub-Account	M44 Sub-Account

Income:
Dividend income	$21,427,175	$828,727	$5,837,306

Expenses:
Mortality and expense risk charges	(8,257,965)	(2,310,516)	(1,725,458)
Distribution and administration charges	(2,605,613)	(715,276)	(290,180)

Net investment income (loss)	10,563,597	(2,197,065)	3,821,668

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,484,534)	7,920,888	(3,277,613)
Realized gain distributions	—	13,627,487	9,640,111

Net realized gains (losses)	(1,484,534)	21,548,375	6,362,498

Net change in unrealized appreciation (depreciation)	(23,023,650)	(21,081,678)	(32,705,984)

Net realized and change in unrealized gains (losses)	(24,508,184)	466,697	(26,343,486)

Increase (decrease) in net assets from operations	$(13,944,587)	$(1,730,368)	$(22,521,818)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M40 Sub-Account	M83 Sub-Account	M08 Sub-Account

Income:
Dividend income	$3,261,616	$7,249,709	$3,382,069

Expenses:
Mortality and expense risk charges	(1,053,790)	(4,061,095)	(2,079,243)
Distribution and administration charges	(358,817)	(1,150,457)	(673,985)

Net investment income (loss)	1,849,009	2,038,157	628,841

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,471,310)	12,882,101	(141,620)
Realized gain distributions	5,724,498	18,193,744	9,534,294

Net realized gains (losses)	3,253,188	31,075,845	9,392,674

Net change in unrealized appreciation (depreciation)	(18,611,448)	(39,969,865)	(13,989,146)

Net realized and change in unrealized gains (losses)	(15,358,260)	(8,894,020)	(4,596,472)

Increase (decrease) in net assets from operations	$(13,509,251)	$(6,855,863)	$(3,967,631)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MB6 Sub-Account	MB7 Sub-Account	MC0 Sub-Account

Income:
Dividend income	$4,906,608	$1,235,785	$2,711,968

Expenses:
Mortality and expense risk charges	(3,836,712)	(1,214,536)	(828,342)
Distribution and administration charges	(608,025)	(430,327)	(149,585)

Net investment income (loss)	461,871	(409,078)	1,734,041

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,314,287	12,293,419	761,324
Realized gain distributions	23,872,379	7,202,179	477,820

Net realized gains (losses)	44,186,666	19,495,598	1,239,144

Net change in unrealized appreciation (depreciation)	(45,247,557)	(19,667,165)	(4,079,078)

Net realized and change in unrealized gains (losses)	(1,060,891)	(171,567)	(2,839,934)

Increase (decrease) in net assets from operations	$(599,020)	$(580,645)	$(1,105,893)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MA0 Sub-Account	MC2 Sub-Account	MC1 Sub-Account

Income:
Dividend income	$6,640,155	$594,853	$133,152

Expenses:
Mortality and expense risk charges	(2,132,648)	(1,332,318)	(544,339)
Distribution and administration charges	(674,978)	(240,861)	(185,513)

Net investment income (loss)	3,832,529	(978,326)	(596,700)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(520,012)	4,543,859	4,328,676
Realized gain distributions	1,249,005	8,186,537	3,335,329

Net realized gains (losses)	728,993	12,730,396	7,664,005

Net change in unrealized appreciation (depreciation)	(8,225,306)	(13,335,923)	(7,888,228)

Net realized and change in unrealized gains (losses)	(7,496,313)	(605,527)	(224,223)

Increase (decrease) in net assets from operations	$(3,663,784)	$(1,583,853)	$(820,923)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MC3 Sub-Account	MA1 Sub-Account	MC4 Sub-Account

Income:
Dividend income	$200,810	$140,767	$324,648

Expenses:
Mortality and expense risk charges	(257,650)	(281,978)	(163,610)
Distribution and administration charges	(46,285)	(94,660)	(26,670)

Net investment income (loss)	(103,125)	(235,871)	134,368

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(239,625)	(790,044)	(176,437)
Realized gain distributions	—	—	—

Net realized gains (losses)	(239,625)	(790,044)	(176,437)

Net change in unrealized appreciation (depreciation)	(2,633,660)	(2,211,635)	(665,451)

Net realized and change in unrealized gains (losses)	(2,873,285)	(3,001,679)	(841,888)

Increase (decrease) in net assets from operations	$(2,976,410)	$(3,237,550)	$(707,520)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MC5 Sub-Account	MC6 Sub-Account	MC7 Sub-Account

Income:
Dividend income	$46,376	$480,554	$13,956

Expenses:
Mortality and expense risk charges	(21,432)	(624,647)	(25,470)
Distribution and administration charges	(7,374)	(93,236)	(10,316)

Net investment income (loss)	17,570	(237,329)	(21,830)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(47,272)	3,129,503	145,794
Realized gain distributions	—	2,077,715	87,296

Net realized gains (losses)	(47,272)	5,207,218	233,090

Net change in unrealized appreciation (depreciation)	(79,587)	(6,371,051)	(277,172)

Net realized and change in unrealized gains (losses)	(126,859)	(1,163,833)	(44,082)

Increase (decrease) in net assets from operations	$(109,289)	$(1,401,162)	$(65,912)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MC8 Sub-Account	MC9 Sub-Account	MD0 Sub-Account

Income:
Dividend income	$1,296,883	$77,260	$3,136,564

Expenses:
Mortality and expense risk charges	(1,258,172)	(96,690)	(740,180)
Distribution and administration charges	(182,936)	(28,469)	(114,935)

Net investment income (loss)	(144,225)	(47,899)	2,281,449

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,436,298	705,314	65,628
Realized gain distributions	—	—	961,660

Net realized gains (losses)	5,436,298	705,314	1,027,288

Net change in unrealized appreciation (depreciation)	(7,191,932)	(826,788)	(5,386,048)

Net realized and change in unrealized gains (losses)	(1,755,634)	(121,474)	(4,358,760)

Increase (decrease) in net assets from operations	$(1,899,859)	$(169,373)	$(2,077,311)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M92 Sub-Account	M96 Sub-Account	MD2 Sub-Account

Income:
Dividend income	$39,614,091	$2,997,681	$6,324,909

Expenses:
Mortality and expense risk charges	(9,671,294)	(1,343,043)	(3,191,997)
Distribution and administration charges	(3,092,820)	(226,926)	(1,040,131)

Net investment income (loss)	26,849,977	1,427,712	2,092,781

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,268,758	(14,318)	(1,761,590)
Realized gain distributions	12,833,418	—	—

Net realized gains (losses)	26,102,176	(14,318)	(1,761,590)

Net change in unrealized appreciation (depreciation)	(83,544,211)	(2,398,424)	(3,733,219)

Net realized and change in unrealized gains (losses)	(57,442,035)	(2,412,742)	(5,494,809)

Increase (decrease) in net assets from operations	$(30,592,058)	$(985,030)	$(3,402,028)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MA6 Sub-Account	MA3 Sub-Account	M97 Sub-Account

Income:
Dividend income	$4,850,387	$4,291,737	$679,161

Expenses:
Mortality and expense risk charges	(873,617)	(829,334)	(534,964)
Distribution and administration charges	(144,080)	(288,065)	(101,771)

Net investment income (loss)	3,832,690	3,174,338	42,426

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,485,477	609,412	53,485
Realized gain distributions	—	—	1,632,194

Net realized gains (losses)	1,485,477	609,412	1,685,679

Net change in unrealized appreciation (depreciation)	(8,916,165)	(7,311,162)	(2,026,355)

Net realized and change in unrealized gains (losses)	(7,430,688)	(6,701,750)	(340,676)

Increase (decrease) in net assets from operations	$(3,597,998)	$(3,527,412)	$(298,250)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MD5 Sub-Account	M98 Sub-Account	M93 Sub-Account

Income:
Dividend income	$256,878	$947,249	$2,202,385

Expenses:
Mortality and expense risk charges	(245,917)	(598,753)	(1,653,866)
Distribution and administration charges	(79,506)	(100,561)	(528,600)

Net investment income (loss)	(68,545)	247,935	19,919

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	443,559	1,424,805	16,764,392
Realized gain distributions	747,354	484,904	1,260,236

Net realized gains (losses)	1,190,913	1,909,709	18,024,628

Net change in unrealized appreciation (depreciation)	(1,314,691)	287,924	(11,764,704)

Net realized and change in unrealized gains (losses)	(123,778)	2,197,633	6,259,924

Increase (decrease) in net assets from operations	$(192,323)	$2,445,568	$6,279,843

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MD6 Sub-Account	MB3 Sub-Account	MD8 Sub-Account

Income:
Dividend income	$1,633,847	$183,095	$—

Expenses:
Mortality and expense risk charges	(4,103,686)	(505,317)	(768,011)
Distribution and administration charges	(649,492)	(180,180)	(119,937)

Net investment income (loss)	(3,119,331)	(502,402)	(887,948)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,208,845	4,555,043	(2)
Realized gain distributions	19,187,775	2,312,066	—

Net realized gains (losses)	40,396,620	6,867,109	(2)

Net change in unrealized appreciation (depreciation)	(42,035,753)	(7,020,040)	(2)

Net realized and change in unrealized gains (losses)	(1,639,133)	(152,931)	(4)

Increase (decrease) in net assets from operations	$(4,758,464)	$(655,333)	$(887,952)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MD9 Sub-Account	ME2 Sub-Account	ME3 Sub-Account

Income:
Dividend income	$—	$544,306	$1,113,501

Expenses:
Mortality and expense risk charges	(2,241,404)	(338,121)	(832,824)
Distribution and administration charges	(730,740)	(69,588)	(280,654)

Net investment income (loss)	(2,972,144)	136,597	23

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3)	(878,557)	5,403,342
Realized gain distributions	—	228,661	519,741

Net realized gains (losses)	(3)	(649,896)	5,923,083

Net change in unrealized appreciation (depreciation)	(2)	(211,049)	(7,579,457)

Net realized and change in unrealized gains (losses)	(5)	(860,945)	(1,656,374)

Increase (decrease) in net assets from operations	$(2,972,149)	$(724,348)	$(1,656,351)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MA5 Sub-Account	MA7 Sub-Account	ME4 Sub-Account

Income:
Dividend income	$1,934,950	$386,914	$—

Expenses:
Mortality and expense risk charges	(419,857)	(85,541)	(185,387)
Distribution and administration charges	(77,633)	(27,771)	(39,006)

Net investment income (loss)	1,437,460	273,602	(224,393)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	377,324	8,999	1,645,582
Realized gain distributions	—	—	461,237

Net realized gains (losses)	377,324	8,999	2,106,819

Net change in unrealized appreciation (depreciation)	(2,882,797)	(532,537)	(539,003)

Net realized and change in unrealized gains (losses)	(2,505,473)	(523,538)	1,567,816

Increase (decrease) in net assets from operations	$(1,068,013)	$(249,936)	$1,343,423

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MA2 Sub-Account	MF3 Sub-Account	MF5 Sub-Account

Income:
Dividend income	$—	$273,416	$21,420,111

Expenses:
Mortality and expense risk charges	(16,142)	(1,107,390)	(8,758,051)
Distribution and administration charges	(5,687)	(351,918)	(2,758,397)

Net investment income (loss)	(21,829)	(1,185,892)	9,903,663

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	114,141	8,506,753	3,293,905
Realized gain distributions	41,429	15,062,588	15,240,433

Net realized gains (losses)	155,570	23,569,341	18,534,338

Net change in unrealized appreciation (depreciation)	(38,422)	(27,066,043)	(42,093,432)

Net realized and change in unrealized gains (losses)	117,148	(3,496,702)	(23,559,094)

Increase (decrease) in net assets from operations	$95,319	$(4,682,594)	$(13,655,431)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MF6 Sub-Account	MF7 Sub-Account	MF9 Sub-Account

Income:
Dividend income	$112,556	$2,851,438	$19,843,734

Expenses:
Mortality and expense risk charges	(35,471)	(1,112,248)	(5,975,778)
Distribution and administration charges	(15,633)	(368,759)	(1,853,989)

Net investment income (loss)	61,452	1,370,431	12,013,967

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	113,089	5,882,068	8,852,067
Realized gain distributions	—	—	21,772,038

Net realized gains (losses)	113,089	5,882,068	30,624,105

Net change in unrealized appreciation (depreciation)	(202,357)	(8,356,412)	(47,737,664)

Net realized and change in unrealized gains (losses)	(89,268)	(2,474,344)	(17,113,559)

Increase (decrease) in net assets from operations	$(27,816)	$(1,103,913)	$(5,099,592)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MG1 Sub-Account	MF2 Sub-Account	MG2 Sub-Account

Income:
Dividend income	$772,222	$4,569,257	$1,859,469

Expenses:
Mortality and expense risk charges	(2,253,180)	(4,409,737)	(2,230,033)
Distribution and administration charges	(726,769)	(1,472,274)	(709,786)

Net investment income (loss)	(2,207,727)	(1,312,754)	(1,080,350)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,321,981)	(694,071)	(472,704)
Realized gain distributions	—	—	—

Net realized gains (losses)	(4,321,981)	(694,071)	(472,704)

Net change in unrealized appreciation (depreciation)	(6,026,480)	(2,062,510)	(781,825)

Net realized and change in unrealized gains (losses)	(10,348,461)	(2,756,581)	(1,254,529)

Increase (decrease) in net assets from operations	$(12,556,188)	$(4,069,335)	$(2,334,879)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MG3 Sub-Account	MG4 Sub-Account	MG6 Sub-Account

Income:
Dividend income	$369,574	$246,909	$69,166,591

Expenses:
Mortality and expense risk charges	(511,214)	(435,899)	(23,039,093)
Distribution and administration charges	(180,541)	(136,971)	(7,331,952)

Net investment income (loss)	(322,181)	(325,961)	38,795,546

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	605,237	330,861	30,238,398
Realized gain distributions	6,012,373	5,508,404	44,504,683

Net realized gains (losses)	6,617,610	5,839,265	74,743,081

Net change in unrealized appreciation (depreciation)	(7,663,559)	(6,890,112)	(137,243,428)

Net realized and change in unrealized gains (losses)	(1,045,949)	(1,050,847)	(62,500,347)

Increase (decrease) in net assets from operations	$(1,368,130)	$(1,376,808)	$(23,704,801)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MG7 Sub-Account	V44 Sub-Account	V43 Sub-Account

Income:
Dividend income	$26,167	$—	$—

Expenses:
Mortality and expense risk charges	(103,272)	(43,916)	(106,360)
Distribution and administration charges	(33,371)	(14,161)	(38,304)

Net investment income (loss)	(110,476)	(58,077)	(144,664)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	327,752	40,013	143,997
Realized gain distributions	678,177	443,263	1,436,931

Net realized gains (losses)	1,005,929	483,276	1,580,928

Net change in unrealized appreciation (depreciation)	(1,207,048)	(126,838)	(2,004,325)

Net realized and change in unrealized gains (losses)	(201,119)	356,438	(423,397)

Increase (decrease) in net assets from operations	$(311,595)	$298,361	$(568,061)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	O19 Sub-Account	O23 Sub-Account	O20 Sub-Account

Income:
Dividend income	$—	$236,980	$291,050

Expenses:
Mortality and expense risk charges	(289,687)	(146,315)	(337,537)
Distribution and administration charges	(109,194)	(45,754)	(118,305)

Net investment income (loss)	(398,881)	44,911	(164,792)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,935,116	1,024,030	2,519,305
Realized gain distributions	4,150,506	—	1,792,977

Net realized gains (losses)	7,085,622	1,024,030	4,312,282

Net change in unrealized appreciation (depreciation)	(6,231,186)	(1,178,863)	(3,447,541)

Net realized and change in unrealized gains (losses)	854,436	(154,833)	864,741

Increase (decrease) in net assets from operations	$455,555	$(109,922)	$699,949

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	O21 Sub-Account	O04 Sub-Account	PH2 Sub-Account

Income:
Dividend income	$1,687,522	$45,427	$11,895

Expenses:
Mortality and expense risk charges	(3,320,272)	(89,261)	(2,557)
Distribution and administration charges	(1,134,213)	(36,161)	(846)

Net investment income (loss)	(2,766,963)	(79,995)	8,492

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	34,965,004	668,850	2,836
Realized gain distributions	39,475,151	1,052,207	19,667

Net realized gains (losses)	74,440,155	1,721,057	22,503

Net change in unrealized appreciation (depreciation)	(68,038,778)	(2,167,949)	(50,659)

Net realized and change in unrealized gains (losses)	6,401,377	(446,892)	(28,156)

Increase (decrease) in net assets from operations	$3,634,414	$(526,887)	$(19,664)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	P08 Sub-Account	PC0 Sub-Account	P70 Sub-Account

Income:
Dividend income	$752,243	$665,998	$18,939

Expenses:
Mortality and expense risk charges	(302,957)	(259,974)	(5,172)
Distribution and administration charges	(100,752)	(82,804)	(1,893)

Net investment income (loss)	348,534	323,220	11,874

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,153,012)	(530,212)	(48,728)
Realized gain distributions	—	—	—

Net realized gains (losses)	(1,153,012)	(530,212)	(48,728)

Net change in unrealized appreciation (depreciation)	(1,592,799)	(2,044,781)	(103,529)

Net realized and change in unrealized gains (losses)	(2,745,811)	(2,574,993)	(152,257)

Increase (decrease) in net assets from operations	$(2,397,277)	$(2,251,773)	$(140,383)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	P10 Sub-Account	PK8 Sub-Account	P20 Sub-Account

Income:
Dividend income	$1,890,159	$802,887	$20,901

Expenses:
Mortality and expense risk charges	(524,961)	(190,439)	(4,552)
Distribution and administration charges	(169,759)	(64,758)	(1,992)

Net investment income (loss)	1,195,439	547,690	14,357

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(8,940,390)	(469,562)	(5,277)
Realized gain distributions	—	68,505	1,957

Net realized gains (losses)	(8,940,390)	(401,057)	(3,320)

Net change in unrealized appreciation (depreciation)	(4,357,467)	(661,514)	(25,137)

Net realized and change in unrealized gains (losses)	(13,297,857)	(1,062,571)	(28,457)

Increase (decrease) in net assets from operations	$(12,102,418)	$(514,881)	$(14,100)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	PD6 Sub-Account	P06 Sub-Account	P07 Sub-Account

Income:
Dividend income	$9,536,455	$2,250,091	$11,100,546

Expenses:
Mortality and expense risk charges	(7,349,275)	(777,438)	(3,025,738)
Distribution and administration charges	(2,346,961)	(251,335)	(981,902)

Net investment income (loss)	(159,781)	1,221,318	7,092,906

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,794,434)	(318,501)	56,610
Realized gain distributions	—	—	2,230,961

Net realized gains (losses)	(5,794,434)	(318,501)	2,287,571

Net change in unrealized appreciation (depreciation)	(2,040,174)	(3,398,888)	(11,946,087)

Net realized and change in unrealized gains (losses)	(7,834,608)	(3,717,389)	(9,658,516)

Increase (decrease) in net assets from operations	$(7,994,389)	$(2,496,071)	$(2,565,610)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	PI3 Sub-Account	P72 Sub-Account	W41 Sub-Account

Income:
Dividend income	$19,657	$270,894	$40

Expenses:
Mortality and expense risk charges	(280,677)	(210,787)	(4,581)
Distribution and administration charges	(90,577)	(71,767)	(1,391)

Net investment income (loss)	(351,597)	(11,660)	(5,932)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	171,490	896,824	47,603
Realized gain distributions	587,526	—	102,858

Net realized gains (losses)	759,016	896,824	150,461

Net change in unrealized appreciation (depreciation)	(894,578)	(1,667,780)	(148,430)

Net realized and change in unrealized gains (losses)	(135,562)	(770,956)	2,031

Increase (decrease) in net assets from operations	$(487,159)	$(782,616)	$(3,901)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	W42 Sub-Account	W46 Sub-Account

Income:
Dividend income	$—	$561,712

Expenses:
Mortality and expense risk charges	(1,049)	(518,677)
Distribution and administration charges	(451)	(168,469)

Net investment income (loss)	(1,500)	(125,434)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	446	(71,847)
Realized gain distributions	12,874	—

Net realized gains (losses)	13,320	(71,847)

Net change in unrealized appreciation (depreciation)	(13,554)	(456,488)

Net realized and change in unrealized gains (losses)	(234)	(528,335)

Increase (decrease) in net assets from operations	$(1,734)	$(653,769)

[1]	Huntington VA International Equity Sub-Account (H27) was liquidated and merged into a new Sub-Account during 2015 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2015. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	AL1 Sub-Account		AO5 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$203,529	$488,297	$(1,105,827)	$(1,419,375)
Net realized gains (losses)	6,712,086	12,789,448	4,336,516	6,576,169
Net change in unrealized appreciation/(depreciation)	(7,066,854)	(9,850,928)	(6,316,672)	(2,132,333)

Increase (decrease) in net assets from operations	(151,239)	3,426,817	(3,085,983)	3,024,461

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	451,589	233,634	150,475	445,073
Transfers between Sub-Accounts (including the Fixed Account), net	2,010,545	3,757,190	4,548,464	16,017,068
Withdrawals, surrenders, annuitizations and contract charges	(8,382,364)	(8,486,683)	(13,258,709)	(9,563,120)

Net accumulation activity	(5,920,230)	(4,495,859)	(8,559,770)	6,899,021

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(5,920,230)	(4,495,859)	(8,559,770)	6,899,021

Total increase (decrease) in net assets	(6,071,469)	(1,069,042)	(11,645,753)	9,923,482

Net assets at beginning of year	64,503,559	65,572,601	116,820,056	106,896,574

Net assets at end of year	$58,432,090	$64,503,559	$105,174,303	$116,820,056

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	AM2 Sub-Account		A98 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(119,115)	$(141,139)	$170,281	$899,111
Net realized gains (losses)	215,887	366,181	1,755,265	3,307,411
Net change in unrealized appreciation/(depreciation)	(343,090)	(449,127)	(877,571)	(8,630,240)

Increase (decrease) in net assets from operations	(246,318)	(224,085)	1,047,975	(4,423,718)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,424	83,668	152,686	483,614
Transfers between Sub-Accounts (including the Fixed Account), net	3,254	366,955	(2,492,466)	2,297,346
Withdrawals, surrenders, annuitizations and contract charges	(1,137,708)	(1,505,739)	(10,198,444)	(8,163,120)

Net accumulation activity	(1,130,030)	(1,055,116)	(12,538,224)	(5,382,160)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,130,030)	(1,055,116)	(12,538,224)	(5,382,160)

Total increase (decrease) in net assets	(1,376,348)	(1,279,201)	(11,490,249)	(9,805,878)

Net assets at beginning of year	7,870,546	9,149,747	53,322,213	63,128,091

Net assets at end of year	$6,494,198	$7,870,546	$41,831,964	$53,322,213

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	A74 Sub-Account		B18 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(97,752)	$(112,413)	$(4,101,370)	$3,304,685
Net realized gains (losses)	1,248,623	1,365,888	40,445,842	81,106,273
Net change in unrealized appreciation/(depreciation)	(1,707,969)	(636,612)	(50,999,222)	(81,789,481)

Increase (decrease) in net assets from operations	(557,098)	616,863	(14,654,750)	2,621,477

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	28,779	22,219	3,323,489	4,752,181
Transfers between Sub-Accounts (including the Fixed Account), net	254,073	640,877	(11,824,943)	(9,873,354)
Withdrawals, surrenders, annuitizations and contract charges	(1,721,606)	(1,265,996)	(76,235,061)	(101,174,602)

Net accumulation activity	(1,438,754)	(602,900)	(84,736,515)	(106,295,775)

Annuitization Activity:
Annuitizations	—	—	—	14,920
Annuity payments and contract charges	(1,638)	(1,632)	(9,693)	(26,376)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(2,308)	(633)	89,814	(2,258)

Net annuitization activity	(3,946)	(2,265)	80,121	(13,714)

Net increase (decrease) from contract owner transactions	(1,442,700)	(605,165)	(84,656,394)	(106,309,489)

Total increase (decrease) in net assets	(1,999,798)	11,698	(99,311,144)	(103,688,012)

Net assets at beginning of year	9,178,175	9,166,477	684,040,864	787,728,876

Net assets at end of year	$7,178,377	$9,178,175	$584,729,720	$684,040,864

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	C61 Sub-Account		C62 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(781)	$(785)	$(1,467,878)	$(1,738,876)
Net realized gains (losses)	9,352	5,289	29,563,730	20,773,528
Net change in unrealized appreciation/(depreciation)	(8,767)	(1,138)	(28,042,806)	(12,064,585)

Increase (decrease) in net assets from operations	(196)	3,366	53,046	6,970,067

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	12,414	397,606	896,471
Transfers between Sub-Accounts (including the Fixed Account), net	8,900	(3,278)	(3,445,110)	(6,034,943)
Withdrawals, surrenders, annuitizations and contract charges	(1,627)	(12,980)	(16,470,232)	(16,985,651)

Net accumulation activity	7,273	(3,844)	(19,517,736)	(22,124,123)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(7,961)	(3,730)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(5,640)	(219)

Net annuitization activity	—	—	(13,601)	(3,949)

Net increase (decrease) from contract owner transactions	7,273	(3,844)	(19,531,337)	(22,128,072)

Total increase (decrease) in net assets	7,077	(478)	(19,478,291)	(15,158,005)

Net assets at beginning of year	46,643	47,121	95,782,832	110,940,837

Net assets at end of year	$53,720	$46,643	$76,304,541	$95,782,832

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	C63 Sub-Account [2]		C64 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$(254)	$(480,854)	$(519,139)
Net realized gains (losses)	—	13,968	5,856,504	7,720,506
Net change in unrealized appreciation/(depreciation)	—	(14,282)	(5,360,937)	(4,953,072)

Increase (decrease) in net assets from operations	—	(568)	14,713	2,248,295

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	94,370	97,762
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(2,729,176)	2,592,461
Withdrawals, surrenders, annuitizations and contract charges	(1)	(35,009)	(4,895,337)	(4,174,238)

Net accumulation activity	(1)	(35,009)	(7,530,143)	(1,484,015)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(3,121)	(3,070)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,619	(1,172)

Net annuitization activity	—	—	(1,502)	(4,242)

Net increase (decrease) from contract owner transactions	(1)	(35,009)	(7,531,645)	(1,488,257)

Total increase (decrease) in net assets	(1)	(35,577)	(7,516,932)	760,038

Net assets at beginning of year	1	35,578	32,044,120	31,284,082

Net assets at end of year	$—	$1	$24,527,188	$32,044,120

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	C65 Sub-Account		C71 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(108,521)	$(148,234)	$(386)	$(420)
Net realized gains (losses)	534,082	437,782	2,329	8,014
Net change in unrealized appreciation/(depreciation)	(473,389)	(928,684)	(4,731)	(7,053)

Increase (decrease) in net assets from operations	(47,828)	(639,136)	(2,788)	541

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	82,589	63,026	—	12,414
Transfers between Sub-Accounts (including the Fixed Account), net	28,778	267,983	713	(32)
Withdrawals, surrenders, annuitizations and contract charges	(1,385,650)	(1,261,012)	(155)	(12,234)

Net accumulation activity	(1,274,283)	(930,003)	558	148

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,274,283)	(930,003)	558	148

Total increase (decrease) in net assets	(1,322,111)	(1,569,139)	(2,230)	689

Net assets at beginning of year	8,180,085	9,749,224	36,485	35,796

Net assets at end of year	$6,857,974	$8,180,085	$34,255	$36,485

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	FD7 Sub-Account		F24 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(368,648)	$(339,423)	$(1,907,307)	$(2,259,255)
Net realized gains (losses)	5,725,674	16,712,016	38,609,629	29,801,697
Net change in unrealized appreciation/(depreciation)	(6,715,114)	(7,546,652)	(38,668,638)	(5,608,320)

Increase (decrease) in net assets from operations	(1,358,088)	8,825,941	(1,966,316)	21,934,122

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	297,019	1,044,977	741,859	1,071,877
Transfers between Sub-Accounts (including the Fixed Account), net	9,594,674	14,994,017	(1,506,512)	(6,530,278)
Withdrawals, surrenders, annuitizations and contract charges	(13,558,934)	(12,638,518)	(28,113,959)	(30,088,793)

Net accumulation activity	(3,667,241)	3,400,476	(28,878,612)	(35,547,194)

Annuitization Activity:
Annuitizations	—	—	11,100	—
Annuity payments and contract charges	—	—	(11,524)	(11,531)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	77,039	(2,632)

Net annuitization activity	—	—	76,615	(14,163)

Net increase (decrease) from contract owner transactions	(3,667,241)	3,400,476	(28,801,997)	(35,561,357)

Total increase (decrease) in net assets	(5,025,329)	12,226,417	(30,768,313)	(13,627,235)

Net assets at beginning of year	116,145,981	103,919,564	228,891,089	242,518,324

Net assets at end of year	$111,120,652	$116,145,981	$198,122,776	$228,891,089

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F88 Sub-Account		FB9 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(9,953)	$(29,208)	$(38,199)	$(91,864)
Net realized gains (losses)	332,400	402,870	1,042,881	2,241,368
Net change in unrealized appreciation/(depreciation)	(395,217)	(258,547)	(1,397,562)	(1,507,068)

Increase (decrease) in net assets from operations	(72,770)	115,115	(392,880)	642,436

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,909	29,268	131,274	1,081,037
Transfers between Sub-Accounts (including the Fixed Account), net	214,052	(77,329)	(152,219)	87,936
Withdrawals, surrenders, annuitizations and contract charges	(970,869)	(1,355,724)	(3,047,891)	(5,976,945)

Net accumulation activity	(743,908)	(1,403,785)	(3,068,836)	(4,807,972)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(743,908)	(1,403,785)	(3,068,836)	(4,807,972)

Total increase (decrease) in net assets	(816,678)	(1,288,670)	(3,461,716)	(4,165,536)

Net assets at beginning of year	3,823,400	5,112,070	21,668,717	25,834,253

Net assets at end of year	$3,006,722	$3,823,400	$18,207,001	$21,668,717

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F15 Sub-Account		F41 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(38,059)	$(117,048)	$(1,862,552)	$(2,496,398)
Net realized gains (losses)	1,727,711	2,763,713	24,830,267	19,047,576
Net change in unrealized appreciation/(depreciation)	(2,262,373)	(1,640,781)	(26,098,584)	(10,339,311)

Increase (decrease) in net assets from operations	(572,721)	1,005,884	(3,130,869)	6,211,867

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	228,640	55,170	755,652	1,532,579
Transfers between Sub-Accounts (including the Fixed Account), net	597,724	376,499	(1,932,026)	(2,782,709)
Withdrawals, surrenders, annuitizations and contract charges	(4,118,324)	(7,412,953)	(20,749,990)	(26,014,943)

Net accumulation activity	(3,291,960)	(6,981,284)	(21,926,364)	(27,265,073)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(237)	(2,631)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(367)	(188)

Net annuitization activity	—	—	(604)	(2,819)

Net increase (decrease) from contract owner transactions	(3,291,960)	(6,981,284)	(21,926,968)	(27,267,892)

Total increase (decrease) in net assets	(3,864,681)	(5,975,400)	(25,057,837)	(21,056,025)

Net assets at beginning of year	33,093,994	39,069,394	142,229,294	163,285,319

Net assets at end of year	$29,229,313	$33,093,994	$117,171,457	$142,229,294

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	FE3 Sub-Account		T21 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(3,907,328)	$4,360,959	$93,857	$(72,729)
Net realized gains (losses)	29,888,052	49,580,266	4,901,264	3,900,282
Net change in unrealized appreciation/(depreciation)	(22,728,981)	(64,034,695)	(11,890,041)	(7,431,034)

Increase (decrease) in net assets from operations	3,251,743	(10,093,470)	(6,894,920)	(3,603,481)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,705,632	2,381,117	156,483	408,754
Transfers between Sub-Accounts (including the Fixed Account), net	(13,453,042)	6,070,842	5,382,759	3,556,727
Withdrawals, surrenders, annuitizations and contract charges	(50,307,323)	(54,582,190)	(5,576,917)	(7,811,268)

Net accumulation activity	(62,054,733)	(46,130,231)	(37,675)	(3,845,787)

Annuitization Activity:
Annuitizations	8,162	22,879	—	—
Annuity payments and contract charges	(12,442)	(7,448)	(54)	(705)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,288)	(540)	(451)	73

Net annuitization activity	(5,568)	14,891	(505)	(632)

Net increase (decrease) from contract owner transactions	(62,060,301)	(46,115,340)	(38,180)	(3,846,419)

Total increase (decrease) in net assets	(58,808,558)	(56,208,810)	(6,933,100)	(7,449,900)

Net assets at beginning of year	399,793,906	456,002,716	36,027,868	43,477,768

Net assets at end of year	$340,985,348	$399,793,906	$29,094,768	$36,027,868

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	T20 Sub-Account		FE6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,918,198	$236,264	$551,840	$565,710
Net realized gains (losses)	15,074,702	18,864,710	1,426,335	2,855,250
Net change in unrealized appreciation/(depreciation)	(26,304,080)	(39,083,311)	(5,219,869)	(2,729,291)

Increase (decrease) in net assets from operations	(9,311,180)	(19,982,337)	(3,241,694)	691,669

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,389,364	2,083,857	25,199	322,243
Transfers between Sub-Accounts (including the Fixed Account), net	4,427,321	14,408,874	98,640	(1,159,489)
Withdrawals, surrenders, annuitizations and contract charges	(25,443,424)	(33,622,672)	(5,097,311)	(5,461,512)

Net accumulation activity	(18,626,739)	(17,129,941)	(4,973,472)	(6,298,758)

Annuitization Activity:
Annuitizations	33,610	10,541	—	—
Annuity payments and contract charges	(42,062)	(12,333)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,229	1,055	—	—

Net annuitization activity	(7,223)	(737)	—	—

Net increase (decrease) from contract owner transactions	(18,633,962)	(17,130,678)	(4,973,472)	(6,298,758)

Total increase (decrease) in net assets	(27,945,142)	(37,113,015)	(8,215,166)	(5,607,089)

Net assets at beginning of year	149,297,405	186,410,420	45,953,705	51,560,794

Net assets at end of year	$121,352,263	$149,297,405	$37,738,539	$45,953,705

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	T59 Sub-Account		F56 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$476,805	$263,469	$253,040	$(100,793)
Net realized gains (losses)	(391,232)	(102,149)	1,813,571	3,344,430
Net change in unrealized appreciation/(depreciation)	(596,607)	(161,098)	(4,116,234)	(4,551,602)

Increase (decrease) in net assets from operations	(511,034)	222	(2,049,623)	(1,307,965)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	25,465	47,044	143,881	386,495
Transfers between Sub-Accounts (including the Fixed Account), net	(406,211)	987,270	(124,738)	2,814,318
Withdrawals, surrenders, annuitizations and contract charges	(975,762)	(1,021,986)	(4,450,356)	(6,173,449)

Net accumulation activity	(1,356,508)	12,328	(4,431,213)	(2,972,636)

Annuitization Activity:
Annuitizations	—	—	8,701	22,832
Annuity payments and contract charges	—	—	(5,195)	(3,176)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	357	(213)

Net annuitization activity	—	—	3,863	19,443

Net increase (decrease) from contract owner transactions	(1,356,508)	12,328	(4,427,350)	(2,953,193)

Total increase (decrease) in net assets	(1,867,542)	12,550	(6,476,973)	(4,261,158)

Net assets at beginning of year	8,287,607	8,275,057	29,759,539	34,020,697

Net assets at end of year	$6,420,065	$8,287,607	$23,282,566	$29,759,539

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F59 Sub-Account		FF0 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$3,035,397	$3,954,709	$81,313	$102,953
Net realized gains (losses)	2,002,908	4,241,413	23,779	72,737
Net change in unrealized appreciation/(depreciation)	(13,588,944)	(4,613,362)	(356,187)	(88,332)

Increase (decrease) in net assets from operations	(8,550,639)	3,582,760	(251,095)	87,358

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,002,522	892,086	33,772	59,938
Transfers between Sub-Accounts (including the Fixed Account), net	(498,303)	8,491,046	34,730	199,978
Withdrawals, surrenders, annuitizations and contract charges	(16,970,281)	(18,498,558)	(242,776)	(241,349)

Net accumulation activity	(16,466,062)	(9,115,426)	(174,274)	18,567

Annuitization Activity:
Annuitizations	9,071	28,993	—	—
Annuity payments and contract charges	(20,863)	(19,474)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,672	(939)	—	—

Net annuitization activity	(8,120)	8,580	—	—

Net increase (decrease) from contract owner transactions	(16,474,182)	(9,106,846)	(174,274)	18,567

Total increase (decrease) in net assets	(25,024,821)	(5,524,086)	(425,369)	105,925

Net assets at beginning of year	113,301,488	118,825,574	3,101,054	2,995,129

Net assets at end of year	$88,276,667	$113,301,488	$2,675,685	$3,101,054

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F54 Sub-Account		FG8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$2,673,719	$689,840	$4,831	$1,540
Net realized gains (losses)	28,661,796	23,739,354	29,873	16,237
Net change in unrealized appreciation/(depreciation)	(43,569,375)	(11,918,763)	(58,774)	(4,092)

Increase (decrease) in net assets from operations	(12,233,860)	12,510,431	(24,070)	13,685

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	833,397	1,242,840	—	(31)
Transfers between Sub-Accounts (including the Fixed Account), net	4,331,272	(5,524,050)	15,060	93,041
Withdrawals, surrenders, annuitizations and contract charges	(27,517,364)	(32,070,157)	(5,440)	(7,470)

Net accumulation activity	(22,352,695)	(36,351,367)	9,620	85,540

Annuitization Activity:
Annuitizations	9,468	28,327	—	—
Annuity payments and contract charges	(42,541)	(6,565)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(310)	(731)	—	—

Net annuitization activity	(33,383)	21,031	—	—

Net increase (decrease) from contract owner transactions	(22,386,078)	(36,330,336)	9,620	85,540

Total increase (decrease) in net assets	(34,619,938)	(23,819,905)	(14,450)	99,225

Net assets at beginning of year	217,645,971	241,465,876	305,130	205,905

Net assets at end of year	$183,026,033	$217,645,971	$290,680	$305,130

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F53 Sub-Account		FJ9 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(390,714)	$(461,788)	$(9,650)	$(9,966)
Net realized gains (losses)	7,655,240	7,555,459	153,049	97,831
Net change in unrealized appreciation/(depreciation)	(10,576,313)	(7,665,923)	(226,195)	(95,154)

Increase (decrease) in net assets from operations	(3,311,787)	(572,252)	(82,796)	(7,289)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	254,925	388,673	5,182	7,562
Transfers between Sub-Accounts (including the Fixed Account), net	1,874,384	1,377,104	27,186	109,249
Withdrawals, surrenders, annuitizations and contract charges	(6,075,382)	(7,334,103)	(93,065)	(18,279)

Net accumulation activity	(3,946,073)	(5,568,326)	(60,697)	98,532

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(25,547)	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	(25,547)	—	—	—

Net increase (decrease) from contract owner transactions	(3,971,620)	(5,568,326)	(60,697)	98,532

Total increase (decrease) in net assets	(7,283,407)	(6,140,578)	(143,493)	91,243

Net assets at beginning of year	41,053,979	47,194,557	957,085	865,842

Net assets at end of year	$33,770,572	$41,053,979	$813,592	$957,085

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	T28 Sub-Account		FJ0 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,255,079	$1,408,585	$20,721	$22,668
Net realized gains (losses)	(764,823)	352,967	(13,755)	5,125
Net change in unrealized appreciation/(depreciation)	(1,814,400)	(1,627,856)	(29,839)	(25,411)

Increase (decrease) in net assets from operations	(1,324,144)	133,696	(22,873)	2,382

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	242,582	412,063	31,258	4,200
Transfers between Sub-Accounts (including the Fixed Account), net	(1,920,007)	1,035,649	18,148	(10,577)
Withdrawals, surrenders, annuitizations and contract charges	(4,663,372)	(4,743,497)	(141,497)	(17,441)

Net accumulation activity	(6,340,797)	(3,295,785)	(92,091)	(23,818)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(6,340,797)	(3,295,785)	(92,091)	(23,818)

Total increase (decrease) in net assets	(7,664,941)	(3,162,089)	(114,964)	(21,436)

Net assets at beginning of year	29,004,810	32,166,899	479,427	500,863

Net assets at end of year	$21,339,869	$29,004,810	$364,463	$479,427

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	HBF Sub-Account		H24 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$348,728	$56,304	$93,692
Net realized gains (losses)	—	2,460,073	322,110	725,177
Net change in unrealized appreciation/(depreciation)	—	(2,764,080)	(478,846)	(522,691)

Increase (decrease) in net assets from operations	—	44,721	(100,432)	296,178

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	2,621	4,733	921
Transfers between Sub-Accounts (including the Fixed Account), net	—	(14,333,480)	(562,514)	(1,351,434)
Withdrawals, surrenders, annuitizations and contract charges	—	(695,650)	(674,014)	(329,446)

Net accumulation activity	—	(15,026,509)	(1,231,795)	(1,679,959)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	—	(15,026,509)	(1,231,795)	(1,679,959)

Total increase (decrease) in net assets	—	(14,981,788)	(1,332,227)	(1,383,781)

Net assets at beginning of year	—	14,981,788	3,224,544	4,608,325

Net assets at end of year	$—	$—	$1,892,317	$3,224,544

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	HVG Sub-Account		HVI Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$(3,046)	$—	$35,503
Net realized gains (losses)	—	262,158	—	284,933
Net change in unrealized appreciation/(depreciation)	—	(273,956)	—	(278,547)

Increase (decrease) in net assets from operations	—	(14,844)	—	41,889

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	72	—	34
Transfers between Sub-Accounts (including the Fixed Account), net	—	(808,563)	—	(938,816)
Withdrawals, surrenders, annuitizations and contract charges	—	(7,509)	—	(35,678)

Net accumulation activity	—	(816,000)	—	(974,460)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	—	(816,000)	—	(974,460)

Total increase (decrease) in net assets	—	(830,844)	—	(932,571)

Net assets at beginning of year	—	830,844	—	932,571

Net assets at end of year	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	H27 Sub-Account [1]		HVC Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$22,931	$(2,520)	$—	$(2,826)
Net realized gains (losses)	304,480	600,150	—	412,770
Net change in unrealized appreciation/(depreciation)	(275,874)	(847,540)	—	(401,035)

Increase (decrease) in net assets from operations	51,537	(249,910)	—	8,909

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	18	425	—	66
Transfers between Sub-Accounts (including the Fixed Account), net	(2,166,691)	(2,008,213)	—	(1,501,758)
Withdrawals, surrenders, annuitizations and contract charges	(7,125)	(369,975)	—	(114,158)

Net accumulation activity	(2,173,798)	(2,377,763)	—	(1,615,850)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,173,798)	(2,377,763)	—	(1,615,850)

Total increase (decrease) in net assets	(2,122,261)	(2,627,673)	—	(1,606,941)

Net assets at beginning of year	2,122,261	4,749,934	—	1,606,941

Net assets at end of year	$—	$2,122,261	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	HVS Sub-Account		HRS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$227,674	$—	$44,295
Net realized gains (losses)	—	(403,726)	—	207,068
Net change in unrealized appreciation/(depreciation)	—	220,950	—	(187,444)

Increase (decrease) in net assets from operations	—	44,898	—	63,919

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	1,502	—	87
Transfers between Sub-Accounts (including the Fixed Account), net	—	(8,002,405)	—	(2,246,995)
Withdrawals, surrenders, annuitizations and contract charges	—	(262,729)	—	(147,641)

Net accumulation activity	—	(8,263,632)	—	(2,394,549)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	—	(8,263,632)	—	(2,394,549)

Total increase (decrease) in net assets	—	(8,218,734)	—	(2,330,630)

Net assets at beginning of year	—	8,218,734	—	2,330,630

Net assets at end of year	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	HVR Sub-Account		H32 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$(4,374)	$(25,108)	$(46,072)
Net realized gains (losses)	—	273,916	774,416	1,291,671
Net change in unrealized appreciation/(depreciation)	—	(279,865)	(955,562)	(1,445,066)

Increase (decrease) in net assets from operations	—	(10,323)	(206,254)	(199,467)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	54	2,074	275
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1,386,741)	(883,822)	(808,097)
Withdrawals, surrenders, annuitizations and contract charges	—	(45,544)	(489,913)	(456,959)

Net accumulation activity	—	(1,432,231)	(1,371,661)	(1,264,781)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	—	(1,432,231)	(1,371,661)	(1,264,781)

Total increase (decrease) in net assets	—	(1,442,554)	(1,577,915)	(1,464,248)

Net assets at beginning of year	—	1,442,554	3,690,597	5,154,845

Net assets at end of year	$—	$—	$2,112,682	$3,690,597

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	V35 Sub-Account		V13 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(183,731)	$(173,138)	$609	$(247,196)
Net realized gains (losses)	1,934,775	1,927,616	3,334,177	4,351,174
Net change in unrealized appreciation/(depreciation)	(2,879,174)	(871,919)	(6,255,474)	(1,262,087)

Increase (decrease) in net assets from operations	(1,128,130)	882,559	(2,920,688)	2,841,891

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	26,738	30,655	258,219	276,972
Transfers between Sub-Accounts (including the Fixed Account), net	1,186,165	1,018,550	674,993	4,335,491
Withdrawals, surrenders, annuitizations and contract charges	(1,701,866)	(1,492,481)	(5,375,079)	(5,940,353)

Net accumulation activity	(488,963)	(443,276)	(4,441,867)	(1,327,890)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(488,963)	(443,276)	(4,441,867)	(1,327,890)

Total increase (decrease) in net assets	(1,617,093)	439,283	(7,362,555)	1,514,001

Net assets at beginning of year	11,851,444	11,412,161	41,192,148	39,678,147

Net assets at end of year	$10,234,351	$11,851,444	$33,829,593	$41,192,148

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	V11 Sub-Account		AC1 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$817,563	$(18,634)	$(8,156)	$(2,449)
Net realized gains (losses)	16,131,327	11,702,853	45,817	82,645
Net change in unrealized appreciation/(depreciation)	(21,731,077)	(3,800,759)	(197,611)	(107,894)

Increase (decrease) in net assets from operations	(4,782,187)	7,883,460	(159,950)	(27,698)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	514,797	434,142	4,526	8,733
Transfers between Sub-Accounts (including the Fixed Account), net	6,078,778	21,976,167	1,609,845	888,734
Withdrawals, surrenders, annuitizations and contract charges	(13,892,294)	(10,483,462)	(317,296)	(171,817)

Net accumulation activity	(7,298,719)	11,926,847	1,297,075	725,650

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(7,298,719)	11,926,847	1,297,075	725,650

Total increase (decrease) in net assets	(12,080,906)	19,810,307	1,137,125	697,952

Net assets at beginning of year	121,727,423	101,917,116	1,963,336	1,265,384

Net assets at end of year	$109,646,517	$121,727,423	$3,100,461	$1,963,336

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	J88 Sub-Account		J94 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$683,971	$599,295	$(71,894)	$(63,178)
Net realized gains (losses)	(332,440)	(361,315)	1,442,815	410,920
Net change in unrealized appreciation/(depreciation)	(639,197)	591,789	(1,648,037)	774,081

Increase (decrease) in net assets from operations	(287,666)	829,769	(277,116)	1,121,823

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	42,737	327,163	84,234	21,737
Transfers between Sub-Accounts (including the Fixed Account), net	7,205,794	13,615,587	348,884	7,825,598
Withdrawals, surrenders, annuitizations and contract charges	(6,187,186)	(2,577,269)	(2,807,856)	(705,207)

Net accumulation activity	1,061,345	11,365,481	(2,374,738)	7,142,128

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	1,061,345	11,365,481	(2,374,738)	7,142,128

Total increase (decrease) in net assets	773,679	12,195,250	(2,651,854)	8,263,951

Net assets at beginning of year	35,919,894	23,724,644	13,476,661	5,212,710

Net assets at end of year	$36,693,573	$35,919,894	$10,824,807	$13,476,661

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	L11 Sub-Account		L18 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(233,831)	$14,653	$(587,058)	$(659,285)
Net realized gains (losses)	(982,196)	770,523	3,354,162	7,263,762
Net change in unrealized appreciation/(depreciation)	(9,103,925)	(3,344,269)	(2,217,402)	(5,055,937)

Increase (decrease) in net assets from operations	(10,319,952)	(2,559,093)	549,702	1,548,540

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	276,448	306,347	433,871	298,164
Transfers between Sub-Accounts (including the Fixed Account), net	6,314,931	1,966,248	607,174	(569,661)
Withdrawals, surrenders, annuitizations and contract charges	(7,117,919)	(8,352,023)	(5,259,765)	(6,948,472)

Net accumulation activity	(526,540)	(6,079,428)	(4,218,720)	(7,219,969)

Annuitization Activity:
Annuitizations	—	—	1,555	—
Annuity payments and contract charges	(175)	(199)	(2,133)	(4,217)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(140)	(42)	739	48

Net annuitization activity	(315)	(241)	161	(4,169)

Net increase (decrease) from contract owner transactions	(526,855)	(6,079,669)	(4,218,559)	(7,224,138)

Total increase (decrease) in net assets	(10,846,807)	(8,638,762)	(3,668,857)	(5,675,598)

Net assets at beginning of year	51,420,479	60,059,241	35,208,118	40,883,716

Net assets at end of year	$40,573,672	$51,420,479	$31,539,261	$35,208,118

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	L17 Sub-Account		M07 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(288,438)	$(689,085)	$4,830,151	$2,023,529
Net realized gains (losses)	4,092,528	12,223,209	19,004,075	16,345,842
Net change in unrealized appreciation/(depreciation)	(6,107,859)	(8,862,261)	(30,547,340)	11,261,699

Increase (decrease) in net assets from operations	(2,303,769)	2,671,863	(6,713,114)	29,631,070

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	405,434	217,077	6,744,488	7,109,105
Transfers between Sub-Accounts (including the Fixed Account), net	(668,464)	(1,777,332)	(2,004,170)	(1,094,228)
Withdrawals, surrenders, annuitizations and contract charges	(6,345,368)	(7,429,732)	(48,163,124)	(56,624,204)

Net accumulation activity	(6,608,398)	(8,989,987)	(43,422,806)	(50,609,327)

Annuitization Activity:
Annuitizations	—	—	160,123	569,036
Annuity payments and contract charges	(403)	(414)	(623,394)	(692,828)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(99)	(114)	(282,422)	(8,582)

Net annuitization activity	(502)	(528)	(745,693)	(132,374)

Net increase (decrease) from contract owner transactions	(6,608,900)	(8,990,515)	(44,168,499)	(50,741,701)

Total increase (decrease) in net assets	(8,912,669)	(6,318,652)	(50,881,613)	(21,110,631)

Net assets at beginning of year	50,345,227	56,663,879	428,275,096	449,385,727

Net assets at end of year	$41,432,558	$50,345,227	$377,393,483	$428,275,096

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M35 Sub-Account		M31 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$3,195,049	$71,784	$(1,783,451)	$(1,889,060)
Net realized gains (losses)	24,529,776	23,734,438	13,442,217	16,011,210
Net change in unrealized appreciation/(depreciation)	(37,460,275)	10,429,553	(3,336,921)	(4,011,623)

Increase (decrease) in net assets from operations	(9,735,450)	34,235,775	8,321,845	10,110,527

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,389,439	5,868,471	1,283,544	2,001,191
Transfers between Sub-Accounts (including the Fixed Account), net	(5,562,404)	(5,861,752)	(508,407)	(2,258,549)
Withdrawals, surrenders, annuitizations and contract charges	(81,208,798)	(102,462,509)	(14,694,189)	(17,711,800)

Net accumulation activity	(80,381,763)	(102,455,790)	(13,919,052)	(17,969,158)

Annuitization Activity:
Annuitizations	140,602	44,506	(9,684)	28,839
Annuity payments and contract charges	(36,999)	(38,237)	(110,409)	(117,153)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	10,739	855	22,445	(18,162)

Net annuitization activity	114,342	7,124	(97,648)	(106,476)

Net increase (decrease) from contract owner transactions	(80,267,421)	(102,448,666)	(14,016,700)	(18,075,634)

Total increase (decrease) in net assets	(90,002,871)	(68,212,891)	(5,694,855)	(7,965,107)

Net assets at beginning of year	513,985,416	582,198,307	142,083,425	150,048,532

Net assets at end of year	$423,982,545	$513,985,416	$136,388,570	$142,083,425

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M80 Sub-Account		MF1 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(350,358)	$(345,728)	$(349,308)	$(348,397)
Net realized gains (losses)	2,850,541	2,788,871	3,562,968	3,912,341
Net change in unrealized appreciation/(depreciation)	(1,419,222)	(1,037,334)	(2,464,173)	(1,889,383)

Increase (decrease) in net assets from operations	1,080,961	1,405,809	749,487	1,674,561

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	84,933	65,188	145,601	243,979
Transfers between Sub-Accounts (including the Fixed Account), net	827,960	2,081,767	546,435	109,799
Withdrawals, surrenders, annuitizations and contract charges	(2,962,156)	(2,360,293)	(2,680,643)	(2,633,791)

Net accumulation activity	(2,049,263)	(213,338)	(1,988,607)	(2,280,013)

Annuitization Activity:
Annuitizations	—	4,352	(10,204)	10,204
Annuity payments and contract charges	(4,375)	(3,597)	(64,972)	(11,448)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,654	(147)	(6,835)	1,126

Net annuitization activity	(2,721)	608	(82,011)	(118)

Net increase (decrease) from contract owner transactions	(2,051,984)	(212,730)	(2,070,618)	(2,280,131)

Total increase (decrease) in net assets	(971,023)	1,193,079	(1,321,131)	(605,570)

Net assets at beginning of year	21,392,555	20,199,476	24,193,882	24,799,452

Net assets at end of year	$20,421,532	$21,392,555	$22,872,751	$24,193,882

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M41 Sub-Account		M05 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(628,440)	$(698,512)	$(830,096)	$(343,122)
Net realized gains (losses)	6,597,900	7,690,575	(240,647)	11,802,631
Net change in unrealized appreciation/(depreciation)	(4,741,035)	(4,289,624)	(466,705)	(10,897,317)

Increase (decrease) in net assets from operations	1,228,425	2,702,439	(1,537,448)	562,192

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	169,940	660,600	1,002,567	272,902
Transfers between Sub-Accounts (including the Fixed Account), net	(1,351,384)	(771,702)	75,275	60,652,427
Withdrawals, surrenders, annuitizations and contract charges	(6,937,812)	(5,956,042)	(7,002,944)	(2,441,082)

Net accumulation activity	(8,119,256)	(6,067,144)	(5,925,102)	58,484,247

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(861)	(867)	(105,441)	(3,611)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(709)	(229)	(659)	(476)

Net annuitization activity	(1,570)	(1,096)	(106,100)	(4,087)

Net increase (decrease) from contract owner transactions	(8,120,826)	(6,068,240)	(6,031,202)	58,480,160

Total increase (decrease) in net assets	(6,892,401)	(3,365,801)	(7,568,650)	59,042,352

Net assets at beginning of year	40,469,079	43,834,880	59,042,352	—

Net assets at end of year	$33,576,678	$40,469,079	$51,473,702	$59,042,352

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M42 Sub-Account		M89 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(972,905)	$(593,619)	$10,563,597	$8,152,464
Net realized gains (losses)	(1,025,857)	14,835,511	(1,484,534)	(563,133)
Net change in unrealized appreciation/(depreciation)	565,599	(15,543,452)	(23,023,650)	21,975,825

Increase (decrease) in net assets from operations	(1,433,163)	(1,301,560)	(13,944,587)	29,565,156

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	773,852	452,106	3,306,669	3,905,473
Transfers between Sub-Accounts (including the Fixed Account), net	(880,719)	51,076,108	(18,757,048)	(9,138,192)
Withdrawals, surrenders, annuitizations and contract charges	(9,572,823)	(5,728,894)	(81,941,751)	(82,014,814)

Net accumulation activity	(9,679,690)	45,799,320	(97,392,130)	(87,247,533)

Annuitization Activity:
Annuitizations	8,720	2,932	—	—
Annuity payments and contract charges	(10,405)	(5,944)	(12,824)	(11,702)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,546	(1,526)	77,913	(2,573)

Net annuitization activity	2,861	(4,538)	65,089	(14,275)

Net increase (decrease) from contract owner transactions	(9,676,829)	45,794,782	(97,327,041)	(87,261,808)

Total increase (decrease) in net assets	(11,109,992)	44,493,222	(111,271,628)	(57,696,652)

Net assets at beginning of year	62,789,692	18,296,470	721,401,282	779,097,934

Net assets at end of year	$51,679,700	$62,789,692	$610,129,654	$721,401,282

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M82 Sub-Account		M44 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(2,197,065)	$(2,240,872)	$3,821,668	$2,458,568
Net realized gains (losses)	21,548,375	26,359,211	6,362,498	5,637,055
Net change in unrealized appreciation/(depreciation)	(21,081,678)	(8,441,209)	(32,705,984)	(6,063,936)

Increase (decrease) in net assets from operations	(1,730,368)	15,677,130	(22,521,818)	2,031,687

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	766,962	875,861	2,862,813	773,989
Transfers between Sub-Accounts (including the Fixed Account), net	(4,404,991)	(10,862,804)	(2,756,964)	161,712,810
Withdrawals, surrenders, annuitizations and contract charges	(23,905,772)	(27,897,880)	(18,732,085)	(7,005,286)

Net accumulation activity	(27,543,801)	(37,884,823)	(18,626,236)	155,481,513

Annuitization Activity:
Annuitizations	—	—	(28,671)	61,515
Annuity payments and contract charges	(11,795)	(4,064)	(276,467)	(159,793)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(2,564)	91	(24,790)	(60,651)

Net annuitization activity	(14,359)	(3,973)	(329,928)	(158,929)

Net increase (decrease) from contract owner transactions	(27,558,160)	(37,888,796)	(18,956,164)	155,322,584

Total increase (decrease) in net assets	(29,288,528)	(22,211,666)	(41,477,982)	157,354,271

Net assets at beginning of year	195,371,707	217,583,373	157,354,271	—

Net assets at end of year	$166,083,179	$195,371,707	$115,876,289	$157,354,271

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M40 Sub-Account		M83 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,849,009	$1,275,275	$2,038,157	$568,130
Net realized gains (losses)	3,253,188	3,347,966	31,075,845	30,226,316
Net change in unrealized appreciation/(depreciation)	(18,611,448)	(3,613,660)	(39,969,865)	(2,732,105)

Increase (decrease) in net assets from operations	(13,509,251)	1,009,581	(6,855,863)	28,062,341

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	492,092	397,069	3,858,480	4,401,586
Transfers between Sub-Accounts (including the Fixed Account), net	4,509,900	102,366,742	(2,424,459)	101,748,293
Withdrawals, surrenders, annuitizations and contract charges	(14,606,276)	(6,755,297)	(50,748,973)	(55,290,729)

Net accumulation activity	(9,604,284)	96,008,514	(49,314,952)	50,859,150

Annuitization Activity:
Annuitizations	—	—	69,943	60,711
Annuity payments and contract charges	—	—	(792,967)	(62,929)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	20,459	(99,305)

Net annuitization activity	—	—	(702,565)	(101,523)

Net increase (decrease) from contract owner transactions	(9,604,284)	96,008,514	(50,017,517)	50,757,627

Total increase (decrease) in net assets	(23,113,535)	97,018,095	(56,873,380)	78,819,968

Net assets at beginning of year	97,018,095	—	348,288,933	269,468,965

Net assets at end of year	$73,904,560	$97,018,095	$291,415,553	$348,288,933

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$628,841	$1,162,472	$461,871	$792,281
Net realized gains (losses)	9,392,674	9,183,391	44,186,666	23,111,511
Net change in unrealized appreciation/(depreciation)	(13,989,146)	2,204,007	(45,247,557)	10,321,624

Increase (decrease) in net assets from operations	(3,967,631)	12,549,870	(599,020)	34,225,416

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,040,545	891,670	4,274,832	6,042,586
Transfers between Sub-Accounts (including the Fixed Account), net	(6,313,264)	165,921,796	(3,215,855)	(3,622,062)
Withdrawals, surrenders, annuitizations and contract charges	(26,465,630)	(11,082,245)	(38,375,153)	(42,964,086)

Net accumulation activity	(31,738,349)	155,731,221	(37,316,176)	(40,543,562)

Annuitization Activity:
Annuitizations	—	—	31,271	567,995
Annuity payments and contract charges	(10,836)	(2,365)	(286,907)	(324,203)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	7,780	(2,015)	(66,662)	(177,365)

Net annuitization activity	(3,056)	(4,380)	(322,298)	66,427

Net increase (decrease) from contract owner transactions	(31,741,405)	155,726,841	(37,638,474)	(40,477,135)

Total increase (decrease) in net assets	(35,709,036)	168,276,711	(38,237,494)	(6,251,719)

Net assets at beginning of year	182,060,917	13,784,206	328,827,039	335,078,758

Net assets at end of year	$146,351,881	$182,060,917	$290,589,545	$328,827,039

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(409,078)	$(380,926)	$1,734,041	$1,725,880
Net realized gains (losses)	19,495,598	13,155,198	1,239,144	2,623,993
Net change in unrealized appreciation/(depreciation)	(19,667,165)	(1,819,525)	(4,079,078)	(1,214,922)

Increase (decrease) in net assets from operations	(580,645)	10,954,747	(1,105,893)	3,134,951

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,404,410	1,333,349	937,183	1,125,853
Transfers between Sub-Accounts (including the Fixed Account), net	(2,690,910)	(7,394,614)	1,431,086	2,592,285
Withdrawals, surrenders, annuitizations and contract charges	(17,057,461)	(21,451,173)	(9,249,972)	(10,004,679)

Net accumulation activity	(18,343,961)	(27,512,438)	(6,881,703)	(6,286,541)

Annuitization Activity:
Annuitizations	99,680	34,332	21,567	40,205
Annuity payments and contract charges	(22,842)	(8,808)	(102,325)	(48,444)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	17,224	(286)	(34,848)	(44,170)

Net annuitization activity	94,062	25,238	(115,606)	(52,409)

Net increase (decrease) from contract owner transactions	(18,249,899)	(27,487,200)	(6,997,309)	(6,338,950)

Total increase (decrease) in net assets	(18,830,544)	(16,532,453)	(8,103,202)	(3,203,999)

Net assets at beginning of year	105,320,011	121,852,464	71,633,113	74,837,112

Net assets at end of year	$86,489,467	$105,320,011	$63,529,911	$71,633,113

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MA0 Sub-Account		MC2 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$3,832,529	$3,604,738	$(978,326)	$(725,524)
Net realized gains (losses)	728,993	1,798,494	12,730,396	6,583,179
Net change in unrealized appreciation/(depreciation)	(8,225,306)	1,511,819	(13,335,923)	4,687,212

Increase (decrease) in net assets from operations	(3,663,784)	6,915,051	(1,583,853)	10,544,867

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	929,295	1,195,992	1,170,344	2,315,559
Transfers between Sub-Accounts (including the Fixed Account), net	3,281,325	16,929,133	(1,157,673)	385,330
Withdrawals, surrenders, annuitizations and contract charges	(22,704,335)	(26,055,884)	(12,579,415)	(14,149,592)

Net accumulation activity	(18,493,715)	(7,930,759)	(12,566,744)	(11,448,703)

Annuitization Activity:
Annuitizations	—	—	28,362	200,184
Annuity payments and contract charges	(1,081)	(1,116)	(96,724)	(75,303)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(416)	(284)	19,693	(17,613)

Net annuitization activity	(1,497)	(1,400)	(48,669)	107,268

Net increase (decrease) from contract owner transactions	(18,495,212)	(7,932,159)	(12,615,413)	(11,341,435)

Total increase (decrease) in net assets	(22,158,996)	(1,017,108)	(14,199,266)	(796,568)

Net assets at beginning of year	177,253,081	178,270,189	113,882,760	114,679,328

Net assets at end of year	$155,094,085	$177,253,081	$99,683,494	$113,882,760

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MC1 Sub-Account		MC3 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(596,700)	$(520,471)	$(103,125)	$(216,443)
Net realized gains (losses)	7,664,005	6,136,078	(239,625)	958,630
Net change in unrealized appreciation/(depreciation)	(7,888,228)	(1,533,942)	(2,633,660)	(2,822,414)

Increase (decrease) in net assets from operations	(820,923)	4,081,665	(2,976,410)	(2,080,227)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	201,278	716,309	265,402	472,500
Transfers between Sub-Accounts (including the Fixed Account), net	2,661,225	1,544,438	(303,213)	(1,666,423)
Withdrawals, surrenders, annuitizations and contract charges	(6,963,982)	(8,530,828)	(3,168,258)	(3,052,389)

Net accumulation activity	(4,101,479)	(6,270,081)	(3,206,069)	(4,246,312)

Annuitization Activity:
Annuitizations	80,970	46,668	—	31,990
Annuity payments and contract charges	(14,961)	(2,719)	(71,100)	(27,334)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	6,376	(299)	12,975	(4,969)

Net annuitization activity	72,385	43,650	(58,125)	(313)

Net increase (decrease) from contract owner transactions	(4,029,094)	(6,226,431)	(3,264,194)	(4,246,625)

Total increase (decrease) in net assets	(4,850,017)	(2,144,766)	(6,240,604)	(6,326,852)

Net assets at beginning of year	46,069,765	48,214,531	24,006,037	30,332,889

Net assets at end of year	$41,219,748	$46,069,765	$17,765,433	$24,006,037

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MA1 Sub-Account		MC4 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(235,871)	$(346,393)	$134,368	$(147,407)
Net realized gains (losses)	(790,044)	(907,480)	(176,437)	21,636
Net change in unrealized appreciation/(depreciation)	(2,211,635)	(916,231)	(665,451)	91,896

Increase (decrease) in net assets from operations	(3,237,550)	(2,170,104)	(707,520)	(33,875)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	53,865	164,776	231,386	162,156
Transfers between Sub-Accounts (including the Fixed Account), net	1,452,038	1,517,133	(166,343)	(325,704)
Withdrawals, surrenders, annuitizations and contract charges	(3,628,023)	(3,834,114)	(1,741,888)	(2,954,806)

Net accumulation activity	(2,122,120)	(2,152,205)	(1,676,845)	(3,118,354)

Annuitization Activity:
Annuitizations	—	—	—	97,464
Annuity payments and contract charges	(1,399)	(1,397)	(4,429)	(14,149)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	390	(33)	(84,304)	(19,186)

Net annuitization activity	(1,009)	(1,430)	(88,733)	64,129

Net increase (decrease) from contract owner transactions	(2,123,129)	(2,153,635)	(1,765,578)	(3,054,225)

Total increase (decrease) in net assets	(5,360,679)	(4,323,739)	(2,473,098)	(3,088,100)

Net assets at beginning of year	25,532,430	29,856,169	14,774,648	17,862,748

Net assets at end of year	$20,171,751	$25,532,430	$12,301,550	$14,774,648

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MC5 Sub-Account		MC6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$17,570	$(29,776)	$(237,329)	$(493,625)
Net realized gains (losses)	(47,272)	(20,703)	5,207,218	3,660,389
Net change in unrealized appreciation/(depreciation)	(79,587)	28,023	(6,371,051)	(1,636,924)

Increase (decrease) in net assets from operations	(109,289)	(22,456)	(1,401,162)	1,529,840

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	571	51,014	446,388	297,015
Transfers between Sub-Accounts (including the Fixed Account), net	21,566	(451,665)	82,673	(904,150)
Withdrawals, surrenders, annuitizations and contract charges	(133,148)	(303,652)	(5,256,984)	(5,482,315)

Net accumulation activity	(111,011)	(704,303)	(4,727,923)	(6,089,450)

Annuitization Activity:
Annuitizations	—	—	—	33,574
Annuity payments and contract charges	(1,333)	(1,264)	(49,441)	(46,657)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	354	(42)	(32,431)	(12,043)

Net annuitization activity	(979)	(1,306)	(81,872)	(25,126)

Net increase (decrease) from contract owner transactions	(111,990)	(705,609)	(4,809,795)	(6,114,576)

Total increase (decrease) in net assets	(221,279)	(728,065)	(6,210,957)	(4,584,736)

Net assets at beginning of year	1,804,378	2,532,443	52,631,162	57,215,898

Net assets at end of year	$1,583,099	$1,804,378	$46,420,205	$52,631,162

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MC7 Sub-Account		MC8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(21,830)	$(36,291)	$(144,225)	$(384,579)
Net realized gains (losses)	233,090	214,790	5,436,298	6,121,122
Net change in unrealized appreciation/(depreciation)	(277,172)	(159,578)	(7,191,932)	(4,538,096)

Increase (decrease) in net assets from operations	(65,912)	18,921	(1,899,859)	1,198,447

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	40,617	25,231	1,284,719	1,602,510
Transfers between Sub-Accounts (including the Fixed Account), net	(88,948)	(817,753)	(950,386)	(1,529,598)
Withdrawals, surrenders, annuitizations and contract charges	(188,375)	(461,442)	(12,981,742)	(13,835,591)

Net accumulation activity	(236,706)	(1,253,964)	(12,647,409)	(13,762,679)

Annuitization Activity:
Annuitizations	—	—	381,086	22,037
Annuity payments and contract charges	—	—	(148,995)	(105,720)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(172)	(24,301)

Net annuitization activity	—	—	231,919	(107,984)

Net increase (decrease) from contract owner transactions	(236,706)	(1,253,964)	(12,415,490)	(13,870,663)

Total increase (decrease) in net assets	(302,618)	(1,235,043)	(14,315,349)	(12,672,216)

Net assets at beginning of year	2,299,179	3,534,222	107,911,560	120,583,776

Net assets at end of year	$1,996,561	$2,299,179	$93,596,211	$107,911,560

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MC9 Sub-Account		MD0 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(47,899)	$(74,108)	$2,281,449	$945,559
Net realized gains (losses)	705,314	867,462	1,027,288	185,760
Net change in unrealized appreciation/(depreciation)	(826,788)	(739,771)	(5,386,048)	913,779

Increase (decrease) in net assets from operations	(169,373)	53,583	(2,077,311)	2,045,098

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	62,465	84,282	558,090	746,304
Transfers between Sub-Accounts (including the Fixed Account), net	49,151	(117,178)	(204,635)	(877,585)
Withdrawals, surrenders, annuitizations and contract charges	(1,297,259)	(1,417,731)	(7,459,793)	(7,656,704)

Net accumulation activity	(1,185,643)	(1,450,627)	(7,106,338)	(7,787,985)

Annuitization Activity:
Annuitizations	—	—	226,587	—
Annuity payments and contract charges	—	—	(231,695)	(98,413)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(26,036)	(61,358)

Net annuitization activity	—	—	(31,144)	(159,771)

Net increase (decrease) from contract owner transactions	(1,185,643)	(1,450,627)	(7,137,482)	(7,947,756)

Total increase (decrease) in net assets	(1,355,016)	(1,397,044)	(9,214,793)	(5,902,658)

Net assets at beginning of year	8,587,086	9,984,130	63,972,507	69,875,165

Net assets at end of year	$7,232,070	$8,587,086	$54,757,714	$63,972,507

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M92 Sub-Account		M96 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$26,849,977	$8,855,654	$1,427,712	$1,222,860
Net realized gains (losses)	26,102,176	20,786,292	(14,318)	436,315
Net change in unrealized appreciation/(depreciation)	(83,544,211)	(6,221,380)	(2,398,424)	2,436,950

Increase (decrease) in net assets from operations	(30,592,058)	23,420,566	(985,030)	4,096,125

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,539,819	3,382,159	1,800,030	2,568,083
Transfers between Sub-Accounts (including the Fixed Account), net	(10,651,010)	(32,576,923)	(1,162,638)	(345,396)
Withdrawals, surrenders, annuitizations and contract charges	(92,592,695)	(71,546,750)	(13,648,363)	(17,265,403)

Net accumulation activity	(100,703,886)	(100,741,514)	(13,010,971)	(15,042,716)

Annuitization Activity:
Annuitizations	—	29,746	(27,174)	288,993
Annuity payments and contract charges	(8,642)	(8,799)	(174,046)	(97,048)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,716)	(953)	(37,459)	(29,486)

Net annuitization activity	(10,358)	19,994	(238,679)	162,459

Net increase (decrease) from contract owner transactions	(100,714,244)	(100,721,520)	(13,249,650)	(14,880,257)

Total increase (decrease) in net assets	(131,306,302)	(77,300,954)	(14,234,680)	(10,784,132)

Net assets at beginning of year	855,730,233	933,031,187	116,290,449	127,074,581

Net assets at end of year	$724,423,931	$855,730,233	$102,055,769	$116,290,449

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MD2 Sub-Account		MA6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$2,092,781	$1,543,791	$3,832,690	$3,180,571
Net realized gains (losses)	(1,761,590)	(1,537,289)	1,485,477	2,895,056
Net change in unrealized appreciation/(depreciation)	(3,733,219)	8,811,085	(8,916,165)	(4,739,490)

Increase (decrease) in net assets from operations	(3,402,028)	8,817,587	(3,597,998)	1,336,137

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,260,897	3,176,682	897,148	1,185,997
Transfers between Sub-Accounts (including the Fixed Account), net	317,003	(7,579,058)	(1,380,178)	(2,239,856)
Withdrawals, surrenders, annuitizations and contract charges	(36,387,186)	(48,165,997)	(9,846,143)	(10,129,486)

Net accumulation activity	(33,809,286)	(52,568,373)	(10,329,173)	(11,183,345)

Annuitization Activity:
Annuitizations	63,649	8,490	14,677	14,758
Annuity payments and contract charges	(52,550)	(34,999)	(43,201)	(44,248)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(14,635)	(5,385)	(8,724)	(29,100)

Net annuitization activity	(3,536)	(31,894)	(37,248)	(58,590)

Net increase (decrease) from contract owner transactions	(33,812,822)	(52,600,267)	(10,366,421)	(11,241,935)

Total increase (decrease) in net assets	(37,214,850)	(43,782,680)	(13,964,419)	(9,905,798)

Net assets at beginning of year	271,002,756	314,785,436	75,760,388	85,666,186

Net assets at end of year	$233,787,906	$271,002,756	$61,795,969	$75,760,388

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MA3 Sub-Account		M97 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$3,174,338	$2,616,726	$42,426	$(276,115)
Net realized gains (losses)	609,412	3,545,513	1,685,679	1,523,157
Net change in unrealized appreciation/(depreciation)	(7,311,162)	(5,207,373)	(2,026,355)	(4,304,074)

Increase (decrease) in net assets from operations	(3,527,412)	954,866	(298,250)	(3,057,032)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	551,382	1,148,742	494,477	781,484
Transfers between Sub-Accounts (including the Fixed Account), net	1,232,299	(2,485,266)	(498,971)	(176,462)
Withdrawals, surrenders, annuitizations and contract charges	(11,736,522)	(15,660,099)	(4,669,946)	(6,013,012)

Net accumulation activity	(9,952,841)	(16,996,623)	(4,674,440)	(5,407,990)

Annuitization Activity:
Annuitizations	16,255	2,889	—	8,756
Annuity payments and contract charges	(10,571)	(8,605)	(18,173)	(15,333)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(7,731)	(1,476)	(927)	(1,677)

Net annuitization activity	(2,047)	(7,192)	(19,100)	(8,254)

Net increase (decrease) from contract owner transactions	(9,954,888)	(17,003,815)	(4,693,540)	(5,416,244)

Total increase (decrease) in net assets	(13,482,300)	(16,048,949)	(4,991,790)	(8,473,276)

Net assets at beginning of year	71,238,179	87,287,128	45,040,930	53,514,206

Net assets at end of year	$57,755,879	$71,238,179	$40,049,140	$45,040,930

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MD5 Sub-Account		M98 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(68,545)	$(224,759)	$247,935	$257,205
Net realized gains (losses)	1,190,913	1,947,275	1,909,709	1,130,656
Net change in unrealized appreciation/(depreciation)	(1,314,691)	(3,213,889)	287,924	(1,411,845)

Increase (decrease) in net assets from operations	(192,323)	(1,491,373)	2,445,568	(23,984)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	153,093	80,413	647,761	595,680
Transfers between Sub-Accounts (including the Fixed Account), net	(416,070)	437,797	1,248,808	(211,437)
Withdrawals, surrenders, annuitizations and contract charges	(2,450,790)	(3,101,471)	(5,317,990)	(4,668,415)

Net accumulation activity	(2,713,767)	(2,583,261)	(3,421,421)	(4,284,172)

Annuitization Activity:
Annuitizations	—	—	—	(11,551)
Annuity payments and contract charges	(2,842)	(2,553)	(37,388)	(43,072)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	834	(66)	13,404	(6,111)

Net annuitization activity	(2,008)	(2,619)	(23,984)	(60,734)

Net increase (decrease) from contract owner transactions	(2,715,775)	(2,585,880)	(3,445,405)	(4,344,906)

Total increase (decrease) in net assets	(2,908,098)	(4,077,253)	(999,837)	(4,368,890)

Net assets at beginning of year	21,003,226	25,080,479	47,933,176	52,302,066

Net assets at end of year	$18,095,128	$21,003,226	$46,933,339	$47,933,176

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M93 Sub-Account		MD6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$19,919	$40,343	$(3,119,331)	$(3,072,137)
Net realized gains (losses)	18,024,628	10,333,870	40,396,620	52,926,894
Net change in unrealized appreciation/(depreciation)	(11,764,704)	(10,708,178)	(42,035,753)	(16,573,162)

Increase (decrease) in net assets from operations	6,279,843	(333,965)	(4,758,464)	33,281,595

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	696,375	1,840,315	3,947,695	5,564,303
Transfers between Sub-Accounts (including the Fixed Account), net	(1,469,197)	2,050,600	(4,967,683)	(7,791,731)
Withdrawals, surrenders, annuitizations and contract charges	(21,545,064)	(27,398,432)	(36,956,340)	(42,475,735)

Net accumulation activity	(22,317,886)	(23,507,517)	(37,976,328)	(44,703,163)

Annuitization Activity:
Annuitizations	—	—	(1,542)	307,131
Annuity payments and contract charges	(256)	(3,374)	(358,408)	(346,027)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(3,228)	(38)	75,804	(54,190)

Net annuitization activity	(3,484)	(3,412)	(284,146)	(93,086)

Net increase (decrease) from contract owner transactions	(22,321,370)	(23,510,929)	(38,260,474)	(44,796,249)

Total increase (decrease) in net assets	(16,041,527)	(23,844,894)	(43,018,938)	(11,514,654)

Net assets at beginning of year	134,170,592	158,015,486	354,414,214	365,928,868

Net assets at end of year	$118,129,065	$134,170,592	$311,395,276	$354,414,214

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MB3 Sub-Account		MD8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(502,402)	$(619,243)	$(887,948)	$(1,019,604)
Net realized gains (losses)	6,867,109	9,123,533	(2)	—
Net change in unrealized appreciation/(depreciation)	(7,020,040)	(4,622,768)	(2)	—

Increase (decrease) in net assets from operations	(655,333)	3,881,522	(887,952)	(1,019,604)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	370,072	493,874	2,078,993	6,088,534
Transfers between Sub-Accounts (including the Fixed Account), net	(535,567)	(3,199,893)	9,944,340	10,908,583
Withdrawals, surrenders, annuitizations and contract charges	(5,991,052)	(6,667,384)	(14,859,747)	(24,239,541)

Net accumulation activity	(6,156,547)	(9,373,403)	(2,836,414)	(7,242,424)

Annuitization Activity:
Annuitizations	74,460	16,667	22,730	59,006
Annuity payments and contract charges	(46,862)	(8,406)	(147,986)	(133,956)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	6,763	(538)	(53,800)	(55,461)

Net annuitization activity	34,361	7,723	(179,056)	(130,411)

Net increase (decrease) from contract owner transactions	(6,122,186)	(9,365,680)	(3,015,470)	(7,372,835)

Total increase (decrease) in net assets	(6,777,519)	(5,484,158)	(3,903,422)	(8,392,439)

Net assets at beginning of year	44,673,723	50,157,881	67,354,288	75,746,727

Net assets at end of year	$37,896,204	$44,673,723	$63,450,866	$67,354,288

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MD9 Sub-Account		NWD Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(2,972,144)	$(3,587,566)	$—	$(574,723)
Net realized gains (losses)	(3)	—	—	20,645,341
Net change in unrealized appreciation/(depreciation)	(2)	—	—	(26,631,018)

Increase (decrease) in net assets from operations	(2,972,149)	(3,587,566)	—	(6,560,400)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,517,834	3,253,253	—	234,177
Transfers between Sub-Accounts (including the Fixed Account), net	69,068,095	68,626,519	—	(60,333,307)
Withdrawals, surrenders, annuitizations and contract charges	(94,208,488)	(105,370,257)	—	(4,509,442)

Net accumulation activity	(20,622,559)	(33,490,485)	—	(64,608,572)

Annuitization Activity:
Annuitizations	206,514	13,237	—	—
Annuity payments and contract charges	(40,290)	(79,750)	—	(14,749)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(10,626)	(2,062)	—	80,859

Net annuitization activity	155,598	(68,575)	—	66,110

Net increase (decrease) from contract owner transactions	(20,466,961)	(33,559,060)	—	(64,542,462)

Total increase (decrease) in net assets	(23,439,110)	(37,146,626)	—	(71,102,862)

Net assets at beginning of year	191,840,751	228,987,377	—	71,102,862

Net assets at end of year	$168,401,641	$191,840,751	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MIA Sub-Account		ME2 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$(549,695)	$136,597	$119,505
Net realized gains (losses)	—	18,505,117	(649,896)	(544,052)
Net change in unrealized appreciation/(depreciation)	—	(23,489,894)	(211,049)	(2,197,135)

Increase (decrease) in net assets from operations	—	(5,534,472)	(724,348)	(2,621,682)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	269,926	353,246	811,355
Transfers between Sub-Accounts (including the Fixed Account), net	—	(47,923,304)	(540,552)	(435,548)
Withdrawals, surrenders, annuitizations and contract charges	—	(5,851,103)	(3,454,299)	(3,050,112)

Net accumulation activity	—	(53,504,481)	(3,641,605)	(2,674,305)

Annuitization Activity:
Annuitizations	—	4,137	—	29,513
Annuity payments and contract charges	—	(3,215)	(9,545)	(14,219)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	6,514	(6,086)	2,199

Net annuitization activity	—	7,436	(15,631)	17,493

Net increase (decrease) from contract owner transactions	—	(53,497,045)	(3,657,236)	(2,656,812)

Total increase (decrease) in net assets	—	(59,031,517)	(4,381,584)	(5,278,494)

Net assets at beginning of year	—	59,031,517	29,016,513	34,295,007

Net assets at end of year	$—	$—	$24,634,929	$29,016,513

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	ME3 Sub-Account		MA5 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$23	$(127,753)	$1,437,460	$679,634
Net realized gains (losses)	5,923,083	7,655,517	377,324	974,257
Net change in unrealized appreciation/(depreciation)	(7,579,457)	(14,031,938)	(2,882,797)	(968,911)

Increase (decrease) in net assets from operations	(1,656,351)	(6,504,174)	(1,068,013)	684,980

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	711,929	637,530	490,134	484,203
Transfers between Sub-Accounts (including the Fixed Account), net	826,437	4,062,753	(598,194)	2,557,471
Withdrawals, surrenders, annuitizations and contract charges	(11,532,323)	(13,282,286)	(4,863,087)	(4,092,266)

Net accumulation activity	(9,993,957)	(8,582,003)	(4,971,147)	(1,050,592)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(2,375)	(3,261)	(80,542)	(45,553)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,760	460	(24,783)	(4,721)

Net annuitization activity	(615)	(2,801)	(105,325)	(50,274)

Net increase (decrease) from contract owner transactions	(9,994,572)	(8,584,804)	(5,076,472)	(1,100,866)

Total increase (decrease) in net assets	(11,650,923)	(15,088,978)	(6,144,485)	(415,886)

Net assets at beginning of year	69,538,063	84,627,041	37,074,483	37,490,369

Net assets at end of year	$57,887,140	$69,538,063	$30,929,998	$37,074,483

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MA7 Sub-Account		ME4 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$273,602	$112,612	$(224,393)	$(220,246)
Net realized gains (losses)	8,999	146,175	2,106,819	1,766,473
Net change in unrealized appreciation/(depreciation)	(532,537)	(152,345)	(539,003)	(211,952)

Increase (decrease) in net assets from operations	(249,936)	106,442	1,343,423	1,334,275

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,433	68,609	73,293	95,661
Transfers between Sub-Accounts (including the Fixed Account), net	135,865	970,863	(53,355)	484,443
Withdrawals, surrenders, annuitizations and contract charges	(755,695)	(1,267,500)	(1,828,712)	(1,256,846)

Net accumulation activity	(616,397)	(228,028)	(1,808,774)	(676,742)

Annuitization Activity:
Annuitizations	—	5,874	—	—
Annuity payments and contract charges	(628)	(658)	(9,681)	(8,629)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	60	(12)	6,711	(1,802)

Net annuitization activity	(568)	5,204	(2,970)	(10,431)

Net increase (decrease) from contract owner transactions	(616,965)	(222,824)	(1,811,744)	(687,173)

Total increase (decrease) in net assets	(866,901)	(116,382)	(468,321)	647,102

Net assets at beginning of year	7,109,480	7,225,862	16,061,741	15,414,639

Net assets at end of year	$6,242,579	$7,109,480	$15,593,420	$16,061,741

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MA2 Sub-Account		UTS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(21,829)	$(22,706)	$—	$7,775,303
Net realized gains (losses)	155,570	228,538	—	32,510,360
Net change in unrealized appreciation/(depreciation)	(38,422)	(94,121)	—	(24,594,533)

Increase (decrease) in net assets from operations	95,319	111,711	—	15,691,130

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,006	144,251	—	1,875,417
Transfers between Sub-Accounts (including the Fixed Account), net	142,593	82,158	—	(163,141,852)
Withdrawals, surrenders, annuitizations and contract charges	(211,875)	(374,584)	—	(13,568,483)

Net accumulation activity	(67,276)	(148,175)	—	(174,834,918)

Annuitization Activity:
Annuitizations	—	—	—	412,803
Annuity payments and contract charges	—	—	—	(135,483)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	655,453

Net annuitization activity	—	—	—	932,773

Net increase (decrease) from contract owner transactions	(67,276)	(148,175)	—	(173,902,145)

Total increase (decrease) in net assets	28,043	(36,464)	—	(158,211,015)

Net assets at beginning of year	1,452,311	1,488,775	—	158,211,015

Net assets at end of year	$1,480,354	$1,452,311	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MFE Sub-Account		MVS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$4,247,785	$—	$2,899,589
Net realized gains (losses)	—	22,387,577	—	18,432,714
Net change in unrealized appreciation/(depreciation)	—	(16,620,980)	—	(19,365,977)

Increase (decrease) in net assets from operations	—	10,014,382	—	1,966,326

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	517,990	—	2,147,086
Transfers between Sub-Accounts (including the Fixed Account), net	—	(106,160,442)	—	(122,324,948)
Withdrawals, surrenders, annuitizations and contract charges	—	(10,773,547)	—	(9,241,772)

Net accumulation activity	—	(116,415,999)	—	(129,419,634)

Annuitization Activity:
Annuitizations	—	—	—	289,106
Annuity payments and contract charges	—	—	—	(96,964)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	219,797

Net annuitization activity	—	—	—	411,939

Net increase (decrease) from contract owner transactions	—	(116,415,999)	—	(129,007,695)

Total increase (decrease) in net assets	—	(106,401,617)	—	(127,041,369)

Net assets at beginning of year	—	106,401,617	—	127,041,369

Net assets at end of year	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MV1 Sub-Account		MF3 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$3,227,190	$(1,185,892)	$(1,021,137)
Net realized gains (losses)	—	47,790,754	23,569,341	37,256,699
Net change in unrealized appreciation/(depreciation)	—	(48,526,959)	(27,066,043)	(31,288,012)

Increase (decrease) in net assets from operations	—	2,490,985	(4,682,594)	4,947,550

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	1,439,806	389,287	1,167,452
Transfers between Sub-Accounts (including the Fixed Account), net	—	(177,900,208)	(637,996)	(3,433,737)
Withdrawals, surrenders, annuitizations and contract charges	—	(16,797,145)	(15,331,428)	(18,355,917)

Net accumulation activity	—	(193,257,547)	(15,580,137)	(20,622,202)

Annuitization Activity:
Annuitizations	—	67,728	—	—
Annuity payments and contract charges	—	(5,297)	(5,816)	(4,232)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	2,748	(4,965)	(338)

Net annuitization activity	—	65,179	(10,781)	(4,570)

Net increase (decrease) from contract owner transactions	—	(193,192,368)	(15,590,918)	(20,626,772)

Total increase (decrease) in net assets	—	(190,701,383)	(20,273,512)	(15,679,222)

Net assets at beginning of year	—	190,701,383	97,745,208	113,424,430

Net assets at end of year	$—	$—	$77,471,696	$97,745,208

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MF5 Sub-Account		MF6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$9,903,663	$(774,402)	$61,452	$11,662
Net realized gains (losses)	18,534,338	15,390,180	113,089	285,632
Net change in unrealized appreciation/(depreciation)	(42,093,432)	7,164,790	(202,357)	118,804

Increase (decrease) in net assets from operations	(13,655,431)	21,780,568	(27,816)	416,098

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,258,552	6,497,742	10,914	30,081
Transfers between Sub-Accounts (including the Fixed Account), net	(3,389,450)	(20,761,663)	17,968	(214,746)
Withdrawals, surrenders, annuitizations and contract charges	(89,686,395)	(93,269,406)	(356,943)	(617,113)

Net accumulation activity	(87,817,293)	(107,533,327)	(328,061)	(801,778)

Annuitization Activity:
Annuitizations	—	44,960	—	3,487
Annuity payments and contract charges	(10,580)	(10,817)	(2,302)	(2,340)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,113)	(584)	(3,953)	(326)

Net annuitization activity	(11,693)	33,559	(6,255)	821

Net increase (decrease) from contract owner transactions	(87,828,986)	(107,499,768)	(334,316)	(800,957)

Total increase (decrease) in net assets	(101,484,417)	(85,719,200)	(362,132)	(384,859)

Net assets at beginning of year	752,352,396	838,071,596	3,002,660	3,387,519

Net assets at end of year	$650,867,979	$752,352,396	$2,640,528	$3,002,660

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MF7 Sub-Account		MF9 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,370,431	$(3,245)	$12,013,967	$(1,333,911)
Net realized gains (losses)	5,882,068	17,239,500	30,624,105	25,138,167
Net change in unrealized appreciation/(depreciation)	(8,356,412)	(4,434,478)	(47,737,664)	(6,317,363)

Increase (decrease) in net assets from operations	(1,103,913)	12,801,777	(5,099,592)	17,486,893

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	779,768	1,005,638	4,159,962	2,123,341
Transfers between Sub-Accounts (including the Fixed Account), net	409,368	(9,788,023)	2,420,487	(1,051,664)
Withdrawals, surrenders, annuitizations and contract charges	(15,238,543)	(17,709,305)	(66,390,870)	(95,774,784)

Net accumulation activity	(14,049,407)	(26,491,690)	(59,810,421)	(94,703,107)

Annuitization Activity:
Annuitizations	2,413	—	—	39,739
Annuity payments and contract charges	(2,356)	(6,325)	—	(40,413)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	255	(227)	(64)	(67)

Net annuitization activity	312	(6,552)	(64)	(741)

Net increase (decrease) from contract owner transactions	(14,049,095)	(26,498,242)	(59,810,485)	(94,703,848)

Total increase (decrease) in net assets	(15,153,008)	(13,696,465)	(64,910,077)	(77,216,955)

Net assets at beginning of year	92,430,428	106,126,893	499,182,175	576,399,130

Net assets at end of year	$77,277,420	$92,430,428	$434,272,098	$499,182,175

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MG1 Sub-Account		MF2 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(2,207,727)	$(2,209,883)	$(1,312,754)	$(1,955,745)
Net realized gains (losses)	(4,321,981)	(3,134,844)	(694,071)	2,943,029
Net change in unrealized appreciation/(depreciation)	(6,026,480)	9,509,592	(2,062,510)	(4,640,722)

Increase (decrease) in net assets from operations	(12,556,188)	4,164,865	(4,069,335)	(3,653,438)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	890,265	954,527	3,939,475	5,803,691
Transfers between Sub-Accounts (including the Fixed Account), net	(2,648,222)	(7,067,473)	(5,932,053)	11,858,791
Withdrawals, surrenders, annuitizations and contract charges	(23,268,596)	(26,148,183)	(62,552,657)	(84,556,856)

Net accumulation activity	(25,026,553)	(32,261,129)	(64,545,235)	(66,894,374)

Annuitization Activity:
Annuitizations	—	—	68,401	28,338
Annuity payments and contract charges	(1,904)	(2,017)	(13,334)	(15,474)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(1,431)	(352)	(2,173)	(287)

Net annuitization activity	(3,335)	(2,369)	52,894	12,577

Net increase (decrease) from contract owner transactions	(25,029,888)	(32,263,498)	(64,492,341)	(66,881,797)

Total increase (decrease) in net assets	(37,586,076)	(28,098,633)	(68,561,676)	(70,535,235)

Net assets at beginning of year	201,849,715	229,948,348	373,635,108	444,170,343

Net assets at end of year	$164,263,639	$201,849,715	$305,073,432	$373,635,108

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MG2 Sub-Account		MG3 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(1,080,350)	$(1,226,971)	$(322,181)	$(361,774)
Net realized gains (losses)	(472,704)	804,708	6,617,610	7,753,994
Net change in unrealized appreciation/(depreciation)	(781,825)	(1,946,382)	(7,663,559)	(3,589,265)

Increase (decrease) in net assets from operations	(2,334,879)	(2,368,645)	(1,368,130)	3,802,955

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	948,015	1,477,090	437,658	405,504
Transfers between Sub-Accounts (including the Fixed Account), net	(8,292,912)	7,618,953	(317,422)	(2,189,084)
Withdrawals, surrenders, annuitizations and contract charges	(27,472,479)	(25,583,838)	(6,875,101)	(9,426,628)

Net accumulation activity	(34,817,376)	(16,487,795)	(6,754,865)	(11,210,208)

Annuitization Activity:
Annuitizations	4,987	—	—	—
Annuity payments and contract charges	(2,178)	(1,638)	(27,964)	(2,470)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(987)	(242)	(2,599)	(319)

Net annuitization activity	1,822	(1,880)	(30,563)	(2,789)

Net increase (decrease) from contract owner transactions	(34,815,554)	(16,489,675)	(6,785,428)	(11,212,997)

Total increase (decrease) in net assets	(37,150,433)	(18,858,320)	(8,153,558)	(7,410,042)

Net assets at beginning of year	196,087,648	214,945,968	43,133,660	50,543,702

Net assets at end of year	$158,937,215	$196,087,648	$34,980,102	$43,133,660

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MG4 Sub-Account		MG6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(325,961)	$(324,036)	$38,795,546	$(6,413,299)
Net realized gains (losses)	5,839,265	4,801,863	74,743,081	64,896,559
Net change in unrealized appreciation/(depreciation)	(6,890,112)	(1,476,683)	(137,243,428)	9,177,059

Increase (decrease) in net assets from operations	(1,376,808)	3,001,144	(23,704,801)	67,660,319

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	172,021	216,967	9,502,413	11,178,156
Transfers between Sub-Accounts (including the Fixed Account), net	1,985,667	2,567,927	(10,748,917)	83,726,093
Withdrawals, surrenders, annuitizations and contract charges	(5,176,293)	(5,537,037)	(245,765,248)	(237,720,543)

Net accumulation activity	(3,018,605)	(2,752,143)	(247,011,752)	(142,816,294)

Annuitization Activity:
Annuitizations	—	—	—	786,591
Annuity payments and contract charges	—	—	(367,059)	(388,884)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(10,675)	(44,187)

Net annuitization activity	—	—	(377,734)	353,520

Net increase (decrease) from contract owner transactions	(3,018,605)	(2,752,143)	(247,389,486)	(142,462,774)

Total increase (decrease) in net assets	(4,395,413)	249,001	(271,094,287)	(74,802,455)

Net assets at beginning of year	36,217,594	35,968,593	1,971,564,429	2,046,366,884

Net assets at end of year	$31,822,181	$36,217,594	$1,700,470,142	$1,971,564,429

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MG7 Sub-Account		V44 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(110,476)	$(130,902)	$(58,077)	$(56,356)
Net realized gains (losses)	1,005,929	1,660,375	483,276	403,233
Net change in unrealized appreciation/(depreciation)	(1,207,048)	(1,414,657)	(126,838)	(221,654)

Increase (decrease) in net assets from operations	(311,595)	114,816	298,361	125,223

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	30,854	30,268	1,918	1,877
Transfers between Sub-Accounts (including the Fixed Account), net	(95,705)	(318,364)	594,011	1,587,056
Withdrawals, surrenders, annuitizations and contract charges	(1,131,559)	(1,001,451)	(717,013)	(438,910)

Net accumulation activity	(1,196,410)	(1,289,547)	(121,084)	1,150,023

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(1,196,410)	(1,289,547)	(121,084)	1,150,023

Total increase (decrease) in net assets	(1,508,005)	(1,174,731)	177,277	1,275,246

Net assets at beginning of year	9,081,918	10,256,649	3,398,500	2,123,254

Net assets at end of year	$7,573,913	$9,081,918	$3,575,777	$3,398,500

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	V43 Sub-Account		O19 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(144,664)	$(191,023)	$(398,881)	$(359,842)
Net realized gains (losses)	1,580,928	1,928,127	7,085,622	3,939,825
Net change in unrealized appreciation/(depreciation)	(2,004,325)	(1,813,733)	(6,231,186)	(651,907)

Increase (decrease) in net assets from operations	(568,061)	(76,629)	455,555	2,928,076

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	35,231	78,869	144,168	124,596
Transfers between Sub-Accounts (including the Fixed Account), net	(121,580)	91,225	(981,493)	1,172,295
Withdrawals, surrenders, annuitizations and contract charges	(2,127,181)	(2,162,277)	(3,851,952)	(3,711,794)

Net accumulation activity	(2,213,530)	(1,992,183)	(4,689,277)	(2,414,903)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(4,468)	(4,384)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(4,529)	(631)

Net annuitization activity	—	—	(8,997)	(5,015)

Net increase (decrease) from contract owner transactions	(2,213,530)	(1,992,183)	(4,698,274)	(2,419,918)

Total increase (decrease) in net assets	(2,781,591)	(2,068,812)	(4,242,719)	508,158

Net assets at beginning of year	10,179,165	12,247,977	24,702,393	24,194,235

Net assets at end of year	$7,397,574	$10,179,165	$20,459,674	$24,702,393

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	O23 Sub-Account		O20 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$44,911	$13,254	$(164,792)	$(241,914)
Net realized gains (losses)	1,024,030	1,010,197	4,312,282	3,713,785
Net change in unrealized appreciation/(depreciation)	(1,178,863)	(263,789)	(3,447,541)	(3,359,456)

Increase (decrease) in net assets from operations	(109,922)	759,662	699,949	112,415

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	264,286	21,560	124,348	130,464
Transfers between Sub-Accounts (including the Fixed Account), net	(237,785)	100,480	36,947	887,284
Withdrawals, surrenders, annuitizations and contract charges	(2,213,900)	(1,767,988)	(4,843,164)	(4,751,196)

Net accumulation activity	(2,187,399)	(1,645,948)	(4,681,869)	(3,733,448)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,187,399)	(1,645,948)	(4,681,869)	(3,733,448)

Total increase (decrease) in net assets	(2,297,321)	(886,286)	(3,981,920)	(3,621,033)

Net assets at beginning of year	12,392,996	13,279,282	28,038,218	31,659,251

Net assets at end of year	$10,095,675	$12,392,996	$24,056,298	$28,038,218

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	O21 Sub-Account		O04 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(2,766,963)	$(3,586,648)	$(79,995)	$(91,414)
Net realized gains (losses)	74,440,155	43,460,777	1,721,057	2,275,698
Net change in unrealized appreciation/(depreciation)	(68,038,778)	(14,645,331)	(2,167,949)	(1,456,218)

Increase (decrease) in net assets from operations	3,634,414	25,228,798	(526,887)	728,066

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,417,519	3,947,991	43,165	150,344
Transfers between Sub-Accounts (including the Fixed Account), net	(13,149,797)	(24,647,322)	75,148	(213,373)
Withdrawals, surrenders, annuitizations and contract charges	(47,326,429)	(63,168,552)	(1,162,757)	(1,608,744)

Net accumulation activity	(57,058,707)	(83,867,883)	(1,044,444)	(1,671,773)

Annuitization Activity:
Annuitizations	41,239	22,281	—	—
Annuity payments and contract charges	(17,970)	(17,741)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	12,759	(1,241)	—	—

Net annuitization activity	36,028	3,299	—	—

Net increase (decrease) from contract owner transactions	(57,022,679)	(83,864,584)	(1,044,444)	(1,671,773)

Total increase (decrease) in net assets	(53,388,265)	(58,635,786)	(1,571,331)	(943,707)

Net assets at beginning of year	283,142,011	341,777,797	7,829,293	8,773,000

Net assets at end of year	$229,753,746	$283,142,011	$6,257,962	$7,829,293

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	PH2 Sub-Account		P08 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$8,492	$(4,290)	$348,534	$1,068,961
Net realized gains (losses)	22,503	14,356	(1,153,012)	(391,425)
Net change in unrealized appreciation/(depreciation)	(50,659)	(5,991)	(1,592,799)	(938,965)

Increase (decrease) in net assets from operations	(19,664)	4,075	(2,397,277)	(261,429)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	38	1	30,897	191,410
Transfers between Sub-Accounts (including the Fixed Account), net	44,396	186,743	(3,034,907)	495,434
Withdrawals, surrenders, annuitizations and contract charges	(25,537)	(27,682)	(3,346,827)	(6,053,664)

Net accumulation activity	18,897	159,062	(6,350,837)	(5,366,820)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	18,897	159,062	(6,350,837)	(5,366,820)

Total increase (decrease) in net assets	(767)	163,137	(8,748,114)	(5,628,249)

Net assets at beginning of year	200,985	37,848	28,444,593	34,072,842

Net assets at end of year	$200,218	$200,985	$19,696,479	$28,444,593

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	PC0 Sub-Account		P70 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$323,220	$850,833	$11,874	$(7,383)
Net realized gains (losses)	(530,212)	67,619	(48,728)	(65,190)
Net change in unrealized appreciation/(depreciation)	(2,044,781)	(1,221,458)	(103,529)	(37,409)

Increase (decrease) in net assets from operations	(2,251,773)	(303,006)	(140,383)	(109,982)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	240,545	78,349	8	—
Transfers between Sub-Accounts (including the Fixed Account), net	610,412	1,133,240	128,025	(131,208)
Withdrawals, surrenders, annuitizations and contract charges	(3,546,069)	(1,243,770)	(32,402)	(45,255)

Net accumulation activity	(2,695,112)	(32,181)	95,631	(176,463)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,695,112)	(32,181)	95,631	(176,463)

Total increase (decrease) in net assets	(4,946,885)	(335,187)	(44,752)	(286,445)

Net assets at beginning of year	23,698,600	24,033,787	491,255	777,700

Net assets at end of year	$18,751,715	$23,698,600	$446,503	$491,255

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,195,439	$(695,312)	$547,690	$685,027
Net realized gains (losses)	(8,940,390)	(5,652,909)	(401,057)	269,735
Net change in unrealized appreciation/(depreciation)	(4,357,467)	(3,744,104)	(661,514)	(839,855)

Increase (decrease) in net assets from operations	(12,102,418)	(10,092,325)	(514,881)	114,907

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	182,411	304,088	81,782	253,234
Transfers between Sub-Accounts (including the Fixed Account), net	9,969,634	5,531,736	(1,683,331)	(1,087,727)
Withdrawals, surrenders, annuitizations and contract charges	(7,147,569)	(7,173,249)	(2,315,596)	(3,078,547)

Net accumulation activity	3,004,476	(1,337,425)	(3,917,145)	(3,913,040)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(162)	(227)	(1,349)	(1,449)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(489)	(18)	(1,551)	(418)

Net annuitization activity	(651)	(245)	(2,900)	(1,867)

Net increase (decrease) from contract owner transactions	3,003,825	(1,337,670)	(3,920,045)	(3,914,907)

Total increase (decrease) in net assets	(9,098,593)	(11,429,995)	(4,434,926)	(3,800,000)

Net assets at beginning of year	45,945,802	57,375,797	17,205,673	21,005,673

Net assets at end of year	$36,847,209	$45,945,802	$12,770,747	$17,205,673

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	P20 Sub-Account		PD6 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$14,357	$15,598	$(159,781)	$5,103,512
Net realized gains (losses)	(3,320)	4,599	(5,794,434)	(15,411,646)
Net change in unrealized appreciation/(depreciation)	(25,137)	(19,864)	(2,040,174)	30,917,475

Increase (decrease) in net assets from operations	(14,100)	333	(7,994,389)	20,609,341

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	4,350	2,698,224	3,059,989
Transfers between Sub-Accounts (including the Fixed Account), net	(9,144)	(91,208)	(17,569,335)	(113,488,416)
Withdrawals, surrenders, annuitizations and contract charges	(38,128)	(28,756)	(65,280,887)	(67,226,677)

Net accumulation activity	(47,272)	(115,614)	(80,151,998)	(177,655,104)

Annuitization Activity:
Annuitizations	—	—	—	28,503
Annuity payments and contract charges	—	—	(12,102)	(11,451)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	36,035	(1,188)

Net annuitization activity	—	—	23,933	15,864

Net increase (decrease) from contract owner transactions	(47,272)	(115,614)	(80,128,065)	(177,639,240)

Total increase (decrease) in net assets	(61,372)	(115,281)	(88,122,454)	(157,029,899)

Net assets at beginning of year	422,707	537,988	637,259,828	794,289,727

Net assets at end of year	$361,335	$422,707	$549,137,374	$637,259,828

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	P06 Sub-Account		P07 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,221,318	$(198,654)	$7,092,906	$1,270,535
Net realized gains (losses)	(318,501)	778,670	2,287,571	2,118,996
Net change in unrealized appreciation/(depreciation)	(3,398,888)	770,012	(11,946,087)	3,915,623

Increase (decrease) in net assets from operations	(2,496,071)	1,350,028	(2,565,610)	7,305,154

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	364,983	716,439	1,511,270	3,305,525
Transfers between Sub-Accounts (including the Fixed Account), net	(757,082)	(2,071,307)	(6,275,850)	(6,513,168)
Withdrawals, surrenders, annuitizations and contract charges	(12,231,797)	(12,808,154)	(44,487,676)	(50,303,369)

Net accumulation activity	(12,623,896)	(14,163,022)	(49,252,256)	(53,511,012)

Annuitization Activity:
Annuitizations	58,286	—	19,828	10,906
Annuity payments and contract charges	(31,255)	—	(77,075)	(29,091)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4,320)	—	(10,082)	(2,381)

Net annuitization activity	22,711	—	(67,329)	(20,566)

Net increase (decrease) from contract owner transactions	(12,601,185)	(14,163,022)	(49,319,585)	(53,531,578)

Total increase (decrease) in net assets	(15,097,256)	(12,812,994)	(51,885,195)	(46,226,424)

Net assets at beginning of year	66,613,350	79,426,344	256,208,609	302,435,033

Net assets at end of year	$51,516,094	$66,613,350	$204,323,414	$256,208,609

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	PI3 Sub-Account		P72 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(351,597)	$(357,889)	$(11,660)	$(12,888)
Net realized gains (losses)	759,016	522,275	896,824	896,047
Net change in unrealized appreciation/(depreciation)	(894,578)	324,062	(1,667,780)	548,747

Increase (decrease) in net assets from operations	(487,159)	488,448	(782,616)	1,431,906

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	208,673	93,403	43,299	51,793
Transfers between Sub-Accounts (including the Fixed Account), net	3,660,207	4,519,573	3,191,379	5,809,829
Withdrawals, surrenders, annuitizations and contract charges	(2,728,500)	(3,225,680)	(2,530,125)	(1,788,260)

Net accumulation activity	1,140,380	1,387,296	704,553	4,073,362

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	1,140,380	1,387,296	704,553	4,073,362

Total increase (decrease) in net assets	653,221	1,875,744	(78,063)	5,505,268

Net assets at beginning of year	22,002,171	20,126,427	15,909,266	10,403,998

Net assets at end of year	$22,655,392	$22,002,171	$15,831,203	$15,909,266

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	W41 Sub-Account		W42 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(5,932)	$(7,781)	$(1,500)	$(1,503)
Net realized gains (losses)	150,461	121,772	13,320	10,071
Net change in unrealized appreciation/(depreciation)	(148,430)	(108,196)	(13,554)	(6,358)

Increase (decrease) in net assets from operations	(3,901)	5,795	(1,734)	2,210

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,203	86	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(21,833)	(1,805)	(1,861)	1,299
Withdrawals, surrenders, annuitizations and contract charges	(104,985)	(85,889)	(423)	(5,366)

Net accumulation activity	(121,615)	(87,608)	(2,284)	(4,067)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(121,615)	(87,608)	(2,284)	(4,067)

Total increase (decrease) in net assets	(125,516)	(81,813)	(4,018)	(1,857)

Net assets at beginning of year	444,753	526,566	79,117	80,974

Net assets at end of year	$319,237	$444,753	$75,099	$79,117

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	W46 Sub-Account
	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$(125,434)	$(83,893)
Net realized gains (losses)	(71,847)	(212,641)
Net change in unrealized appreciation/(depreciation)	(456,488)	1,766,754

Increase (decrease) in net assets from operations	(653,769)	1,470,220

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	134,790	161,949
Transfers between Sub-Accounts (including the Fixed Account), net	4,458,470	9,211,293
Withdrawals, surrenders, annuitizations and contract charges	(4,355,086)	(4,126,645)

Net accumulation activity	238,174	5,246,597

Annuitization Activity:
Annuitizations	—	—
Annuity payments and contract charges	—	—
Transfers between Sub-Accounts, net	—	—
Adjustments to annuity reserves	—	—

Net annuitization activity	—	—

Net increase (decrease) from contract owner transactions	238,174	5,246,597

Total increase (decrease) in net assets	(415,595)	6,716,817

Net assets at beginning of year	41,913,262	35,196,445

Net assets at end of year	$41,497,667	$41,913,262

[2]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 1 Sub-Account (C63) had zero balance at December 31, 2015 and therefore does not appear on the statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2015

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
AL1	AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B)	May 1, 2015
A05	AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B	May 1, 2015
AM2	AllianceBernstein VPS International Growth Portfolio (Class B)	May 1, 2015
A98	AllianceBernstein VPS International Value Portfolio (Class B)	May 1, 2015
A74	AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)	May 1, 2015
C61	Columbia Variable Portfolio - Marsico 21st Century Fund Class 1	November 20, 2015
C62	Columbia Variable Portfolio - Marsico 21st Century Fund Class 2	November 20, 2015
C64	Columbia Variable Portfolio - Marsico Growth Fund Class 2	November 20, 2015
C65	Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2	May 1, 2015
M89	MFS VIT I Research Bond Series Service Class	April 30, 2015
MC0	MFS VIT II Bond Portfolio I Class	April 30, 2015
MA0	MFS VIT II Bond Portfolio S Class	April 30, 2015
O23	Oppenheimer Capital Income Fund/VA (Service Shares)	April 30, 2015
PH2	PIMCO Equity Series Pathfinder Portfolio Advisor Class	July 13, 2015
W46	Wells Fargo Advantage VT Total Return Bond Fund Class 2	December 15, 2015

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The following Sub-Account was liquidated and merged with an existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
H27	MD9	March 6, 2015

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
M44, M40, M08, M42	August 11, 2014
M07, M35	August 16, 2013
M82, M83, M08, M42	December 10, 2012
M31, M80, MF1, M41	August, 20, 2012
J94, M89, PC0, PH2, PI3, P72, A74, V44, T59, J88, FF0, AC1, FJ0, FJ9, FG8, P70, P20	October 31, 2011
A05, W46	May 2, 2011

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2015. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

The number of units related to contracts in the annuitization phase were not included in the unit balance reported in the Statements of Assets and Liabilities, and financial highlights note of the Variable Account’s financial statements in previous years. 1,204,193 units which represent the annuity units at October 1, 2015 were added to the 2015 unit balance in the current year financial statements. The change in annuity units after October 1, 2015 is reflected in units issued and redeemed. The additional units by Sub-Accounts are reported in Note 8.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2015 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with a stock purchase agreement executed on August 2, 2013 with the effective date of August 1, 2013. The Sponsor believes that the possibility of a tax liability for the tax years prior to August 1, 2013 is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2015.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2015 noting there are no subsequent events requiring accounting adjustments or disclosure.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria an entity would need to meet to qualify as an investment company under Accounting Standards Codification (“ASC”) 946. The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The Variable Account adopted ASU 2013-08 on January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted

In May 2015, FASB issued ASU No. 2015-07, “Fair Value Measurement (Topic 820)- Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent),” which is in connection with amendments to reporting entities that elect to measure the fair value of an investment. The amendments in this update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Variable Account will adopt ASU 2015-07 and expects it to only result in changes to the notes of the financial statements.

In August 2014, FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which is in connection with preparing financial statements for each annual and interim reporting period. An entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU 2014-15 are effective for an entity’s annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS (CONTINUED)

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2015, the $13,165 million net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2015. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statement of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2015, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Masters I Share	0.50%	—	—	—	—	—	—	—	—

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex and Masters Flex II. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statement of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold and Regatta Platinum, $35 in the case of Regatta Extra contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statement of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “annuity payments and contract charges” in the Statement of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, and Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

	Purchases	Sales
AL1	$12,969,759	$13,109,892
AO5	10,975,351	18,595,856
AM2	637,044	1,875,679
A98	3,364,580	15,734,950
A74	3,003,740	3,275,794
B18	56,996,298	108,783,263
C61	18,876	3,871
C62	18,092,385	23,326,090
C64	5,242,119	9,883,185
C65	739,646	2,162,931
C71	3,950	1,458
FD7	20,626,869	21,089,133
F24	31,794,820	41,307,512
F88	840,233	1,584,891
FB9	1,230,561	4,211,948
F15	1,866,287	5,064,711
F41	24,595,895	31,425,212
FE3	35,477,935	78,243,890
T21	10,683,015	6,491,023
T20	21,690,257	33,970,966
FE6	2,552,710	6,903,350
T59	1,793,679	2,643,238
F56	2,344,548	6,319,310
F59	11,162,473	24,393,764
FF0	308,481	401,466
F54	28,467,174	34,703,943
FG8	89,241	51,637
F53	10,757,700	9,269,873
FJ9	190,612	127,663
T28	3,594,179	8,124,140
FJ0	116,263	181,200
H24	232,852	1,401,257
H27	336,042	2,179,079
H32	536,173	1,605,618
V35	4,145,523	3,479,372
V13	6,406,115	10,698,385
V11	26,634,617	22,605,663
AC1	2,052,433	763,231
J88	14,980,599	13,353,825
J94	5,456,804	7,193,745

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
L11	9,677,531	10,311,539
L18	6,731,568	8,260,498
L17	8,300,963	11,604,922
M07	32,518,260	56,386,186
M35	40,329,099	99,649,088
M31	10,954,128	19,123,231
M80	6,841,230	8,089,975
MF1	4,255,993	4,330,664
M41	5,757,752	10,714,970
M05	4,581,337	9,623,941
M42	6,462,926	15,312,577
M89	42,742,504	128,960,188
M82	16,613,993	32,726,599
M44	19,195,544	24,587,608
M40	18,905,763	20,875,227
M83	34,402,918	64,063,584
M08	19,095,759	40,552,476
MB6	32,583,324	45,516,478
MB7	10,550,826	22,006,339
MC0	6,988,299	11,676,925
MA0	24,610,904	37,629,794
MC2	11,065,159	16,552,118
MC1	10,372,383	11,663,727
MC3	1,207,398	4,590,243
MA1	2,732,510	5,089,481
MC4	1,210,978	2,759,710
MC5	491,187	586,154
MC6	3,640,251	6,569,261
MC7	238,615	404,227
MC8	3,099,889	15,561,293
MC9	389,217	1,620,399
MD0	5,894,978	9,567,316
M92	64,308,148	125,075,166
M96	9,152,941	20,990,957
MD2	27,165,604	58,711,317
MA6	11,160,246	17,666,177
MA3	13,935,394	21,012,343
M97	3,868,715	6,901,496
MD5	2,971,424	5,001,262
M98	4,241,554	6,935,275
M93	10,935,767	31,533,643
MD6	25,652,867	47,708,866
MB3	4,859,986	9,114,930
MD8	24,108,819	28,336,478
MD9	101,892,590	124,647,246
ME2	1,472,465	4,712,330
ME3	6,866,667	16,324,827

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MA5	3,826,629	7,289,482
MA7	741,336	1,063,362
ME4	1,826,783	3,411,164
MA2	501,588	549,264
MF3	20,827,450	22,446,903
MF5	61,384,248	123,227,528
MF6	253,778	502,698
MF7	8,653,923	21,280,449
MF9	56,409,966	82,151,449
MG1	11,836,326	38,937,974
MF2	20,001,828	85,813,623
MG2	13,262,209	49,108,625
MG3	8,064,563	9,233,323
MG4	10,311,597	7,563,289
MG6	136,947,339	300,229,617
MG7	1,415,382	2,024,331
V44	2,793,989	2,527,530
V43	2,213,491	3,097,216
O19	6,930,384	7,851,454
O23	743,900	2,882,462
O20	5,587,393	8,300,267
O21	42,503,695	62,677,347
O04	1,435,283	1,510,413
PH2	108,844	61,789
P08	2,749,089	8,749,944
PC0	2,778,048	5,172,247
P70	182,109	74,439
P10	14,256,188	10,028,270
PK8	1,364,579	4,669,377
P20	26,974	57,933
PD6	22,669,051	102,834,385
P06	5,054,259	16,374,867
P07	23,867,198	63,690,458
PI3	6,358,907	4,999,055
P72	6,315,627	5,525,570
W41	113,581	138,271
W42	13,568	4,477
W46	8,886,940	8,799,129

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2015 were as follows:

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)

AL1	—	10,709,461	11,161,271	(451,810)
AO5	—	25,801,553	26,560,449	(758,896)
AM2	—	2,126,569	2,255,916	(129,347)
A98	—	19,712,589	21,349,409	(1,636,820)
A74	1,888	1,207,219	1,288,245	(79,138)
B18	7,896	90,028,161	95,634,147	(5,598,090)
C61	—	5,247	4,851	396
C62	75	18,121,208	19,525,918	(1,404,635)
C64	4,042	4,605,538	5,090,575	(480,995)
C65	—	1,314,328	1,401,989	(87,661)
C71	—	5,182	5,143	39
FD7	—	17,793,644	18,041,469	(247,825)
F24	8,822	37,120,940	38,922,675	(1,792,913)
F88	—	303,221	354,686	(51,465)
FB9	—	1,800,564	2,009,450	(208,886)
F15	—	1,991,375	2,212,440	(221,065)
F41	122	20,886,117	22,160,100	(1,273,861)
FE3	3,248	72,886,832	77,366,252	(4,476,172)
T21	39	7,858,801	7,797,763	61,077
T20	4,502	21,045,148	21,942,298	(892,648)
FE6	—	2,995,066	3,378,073	(383,007)
T59	—	1,394,506	1,526,317	(131,811)
F56	1,056	2,959,661	3,176,161	(215,444)
F59	3,225	18,833,753	20,082,729	(1,245,751)
FF0	—	467,805	480,949	(13,144)
F54	1,737	25,967,548	26,980,644	(1,011,359)
FG8	—	45,593	45,221	372
F53	—	3,074,411	3,208,486	(134,075)
FJ9	—	115,285	119,048	(3,763)
T28	—	3,588,196	4,061,166	(472,970)
FJ0	—	58,896	66,968	(8,072)
H24	—	461,494	546,387	(84,893)
H27	—	—	230,193	(230,193)
H32	—	491,812	586,438	(94,626)
V35	—	1,598,772	1,620,431	(21,659)
V13	—	7,393,243	7,709,167	(315,924)
V11	—	21,050,843	21,522,781	(471,938)
AC1	—	800,980	705,342	95,638

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)
J88	—	11,232,719	11,127,266	105,453
J94	—	2,006,215	2,147,385	(141,170)
L11	278	14,647,400	14,630,185	17,493
L18	791	3,951,484	4,138,930	(186,655)
L17	297	5,334,167	5,646,460	(311,996)
M07	253,564	3,462,686	7,259,089	(3,542,839)
M35	40,885	35,000,857	42,078,444	(7,036,702)
M31	19,699	2,596,425	3,180,460	(564,336)
M80	340	1,663,275	1,759,386	(95,771)
MF1	7,558	774,550	1,014,822	(232,714)
M41	499	4,297,863	4,666,225	(367,863)
M05	9,558	3,635,682	4,209,759	(564,519)
M42	3,292	11,013,392	11,714,634	(697,950)
M89	10,111	185,272,971	194,444,965	(9,161,883)
M82	340	36,406,822	38,300,272	(1,893,110)
M44	90,002	1,427,643	3,363,111	(1,845,466)
M40	—	19,511,464	20,390,180	(878,716)
M83	94,729	41,843,956	45,524,181	(3,585,496)
M08	7,940	27,228,101	29,471,059	(2,235,018)
MB6	50,232	4,130,116	5,466,596	(1,286,248)
MB7	8,002	10,125,284	10,904,586	(771,300)
MC0	19,797	700,060	1,022,267	(302,410)
MA0	885	27,100,285	28,182,208	(1,081,038)
MC2	26,972	617,830	1,214,307	(569,505)
MC1	4,999	6,054,264	6,296,875	(237,612)
MC3	8,369	346,871	476,837	(121,597)
MA1	52	4,138,589	4,279,838	(141,197)
MC4	2,197	457,748	547,901	(87,956)
MC5	98	158,337	166,750	(8,315)
MC6	6,005	200,221	342,935	(136,709)
MC7	—	41,264	52,828	(11,564)
MC8	29,678	436,497	971,862	(505,687)
MC9	—	867,257	931,755	(64,498)
MD0	11,663	312,654	563,990	(239,673)
M92	4,179	126,316,515	134,643,607	(8,322,913)
M96	22,300	6,178,584	6,837,069	(636,185)
MD2	22,916	55,702,797	58,290,292	(2,564,579)
MA6	14,409	2,168,933	2,580,825	(397,483)
MA3	3,320	7,640,103	8,138,451	(495,028)
M97	8,198	2,107,651	2,338,302	(222,453)
MD5	144	3,544,233	3,748,186	(203,809)
M98	12,107	263,207	367,847	(92,533)
M93	160	26,237,901	27,823,441	(1,585,380)
MD6	123,044	7,685,132	10,012,727	(2,204,551)
MB3	5,101	2,890,914	3,204,067	(308,052)
MD8	85,846	2,563,421	2,845,547	(196,280)
MD9	29,688	58,433,883	60,673,908	(2,210,337)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	10/1/2015 Annuity Units	Units Issued	Units Redeemed	Net Increase (Decrease)
ME2	3,428	368,002	578,806	(207,376)
ME3	1,109	8,294,984	8,754,013	(457,920)
MA5	12,010	420,773	684,462	(251,679)
MA7	272	180,979	216,335	(35,084)
ME4	12,117	364,728	575,766	(198,921)
MA2	—	55,821	59,999	(4,178)
MF3	667	16,378,065	17,370,222	(991,490)
MF5	1,972	56,228,448	62,209,070	(5,978,650)
MF6	277	201,912	215,608	(13,419)
MF7	1,192	15,229,169	16,099,089	(868,728)
MF9	—	20,511,160	23,711,495	(3,200,335)
MG1	1,566	44,579,454	46,644,551	(2,063,531)
MF2	9,574	100,742,381	107,105,975	(6,354,020)
MG2	1,875	52,758,453	56,244,560	(3,484,232)
MG3	789	5,345,686	5,726,559	(380,084)
MG4	—	5,686,540	5,859,626	(173,086)
MG6	53,695	110,153,500	124,809,855	(14,602,660)
MG7	—	1,063,117	1,121,699	(58,582)
V44	—	616,524	626,613	(10,089)
V43	—	1,165,223	1,296,708	(131,485)
O19	396	2,092,973	2,299,630	(206,261)
O23	—	2,264,551	2,491,982	(227,431)
O20	—	2,615,185	2,834,043	(218,858)
O21	6,253	34,815,994	37,426,824	(2,604,577)
O04	—	284,135	316,014	(31,879)
PH2	—	21,479	19,706	1,773
P08	—	4,439,289	4,913,371	(474,082)
PC0	—	5,368,508	5,615,854	(247,346)
P70	—	208,718	190,119	18,599
P10	491	19,143,305	18,511,785	632,011
PK8	1,002	1,198,938	1,349,136	(149,196)
P20	—	82,323	86,689	(4,366)
PD6	5,450	126,234,817	133,151,666	(6,911,399)
P06	3,533	10,480,393	11,297,483	(813,557)
P07	9,629	40,223,043	43,256,478	(3,023,806)
PI3	—	6,163,451	6,057,172	106,279
P72	—	2,568,814	2,530,505	38,309
W41	—	58,427	64,892	(6,465)
W42	—	6,638	6,756	(118)
W46	—	12,510,562	12,495,455	15,107

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
AL1
2015	4,512,477	$13.8637	to	$12.3054	$58,432,090	1.78%	0.65%	to	2.25%	0.64%	to	(0.99%)
2014	4,964,287	13.7762	to	12.4279	64,503,559	2.37	0.65	to	2.25	6.41	to	4.70
2013	5,318,723	11.8701	to	12.9459	65,572,601	2.26	0.65	to	2.25	13.66	to	15.52
2012	5,475,295	10.5211	to	11.2069	59,011,011	1.91	0.65	to	2.10	10.98	to	12.63
2011	5,947,187	9.4799	to	9.9498	57,458,501	2.18	0.65	to	2.10	(5.09)	to	(3.69)

AO5
2015	9,592,149	11.4611	to	10.4731	105,174,303	0.59	0.65	to	2.55	(1.94)	to	(3.82)
2014	10,351,045	11.6881	to	10.8888	116,820,056	0.38	0.65	to	2.55	3.53	to	1.55
2013	9,712,844	10.7227	to	11.2896	106,896,574	0.29	0.65	to	2.55	9.08	to	11.21
2012	5,428,829	9.9060	to	10.1521	54,255,262	0.13	0.65	to	2.10	5.73	to	7.30
2011	4,101,476	9.3695	to	9.4614	38,568,416	—	0.65	to	2.10	(6.30)	to	(5.39)

AM2
2015	774,917	8.5754	to	8.0468	6,494,198	0.06	1.35	to	2.15	(3.50)	to	(4.28)
2014	904,264	8.8860	to	8.4064	7,870,546	—	1.35	to	2.15	(2.75)	to	(3.54)
2013	1,020,343	8.7145	to	9.1370	9,149,747	0.73	1.35	to	2.15	10.89	to	11.79
2012	1,093,270	7.8010	to	8.1732	8,792,098	1.46	1.35	to	2.30	12.57	to	13.67
2011	1,252,450	6.9298	to	8.6713	8,892,693	2.71	0.65	to	2.30	(17.97)	to	(16.59)

A98
2015	5,778,249	7.4488	to	6.8786	41,831,964	2.01	1.30	to	2.30	1.07	to	0.05
2014	7,415,069	7.3699	to	6.8755	53,322,213	3.22	1.30	to	2.30	(7.68)	to	(8.61)
2013	8,077,654	7.5012	to	7.9827	63,128,091	5.72	1.30	to	2.35	19.85	to	21.13
2012	9,822,886	6.2590	to	6.5900	63,597,746	1.34	1.30	to	2.35	11.50	to	12.70
2011	11,207,531	5.6135	to	5.8472	64,608,169	3.88	1.30	to	2.35	(21.33)	to	(20.48)

A74
2015	437,564	17.1614	to	15.9732	7,178,377	0.50	0.65	to	2.30	(6.31)	to	(7.86)
2014	516,702	18.3166	to	17.3365	9,178,175	0.47	0.65	to	2.30	8.24	to	6.44
2013	553,196	16.2876	to	16.9226	9,166,477	0.51	0.65	to	2.30	34.47	to	36.74
2012	127,943	12.1521	to	12.2638	1,588,940	0.33	1.35	to	2.05	16.03	to	16.86
2011	6,115	10.4824	to	10.4943	64,141	—	1.35	to	1.75	4.82	to	4.94

B18
2015	40,093,659	12.2486	to	13.8264	584,729,720	0.98	0.65	to	2.35	(1.64)	to	(3.33)
2014	45,691,749	12.4534	to	14.3024	684,040,864	2.09	0.65	to	2.35	1.27	to	(0.46)
2013	52,777,976	12.2973	to	15.1505	787,728,876	1.01	0.65	to	2.35	11.73	to	13.67
2012	59,518,591	10.8182	to	13.4228	788,739,478	1.47	0.65	to	2.55	7.15	to	9.25
2011	61,777,993	9.9024	to	12.3742	757,127,151	2.53	0.65	to	2.35	(5.90)	to	(4.27)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C61
2015	3,018	$17.9633	to	$17.7677	$53,720	—%	1.55%	to	1.65%	(3.28%)	to	(13.42%)
2014	2,622	17.7916			46,643	—	1.65			7.26
2013	2,841	16.5871			47,121	0.45	1.65			40.08
2012	3,484	11.8408			41,258	—	1.65			9.54
2011	3,533	10.8100			38,189	—	1.65			(13.38)

C62
2015	5,635,627	16.6154	to	12.7981	76,304,541	—	0.65	to	2.30	0.60	to	(1.07)
2014	7,040,262	16.5163	to	12.9366	95,782,832	—	0.65	to	2.30	8.12	to	6.32
2013	8,725,729	12.1253	to	15.2766	110,940,837	0.24	0.65	to	2.35	38.66	to	41.08
2012	11,724,482	8.7443	to	10.8285	106,744,410	—	0.65	to	2.35	8.50	to	10.40
2011	13,269,893	8.0594	to	9.8089	110,566,702	—	0.65	to	2.35	(14.18)	to	(12.68)

C63
2014	—	—	to	—	1	0.04	1.65	to	1.75	7.62	to	7.51
2013	2,169	16.3665	to	16.5136	35,578	0.25	1.65	to	1.75	33.27	to	33.40
2012	2,170	12.2809	to	12.3786	26,696	0.74	1.65	to	1.75	10.26	to	10.38
2011	2,170	11.1378	to	11.2150	24,200	0.09	1.65	to	1.75	(4.34)	to	(4.24)

C64
2015	1,572,715	17.5816	to	14.7239	24,527,188	—	0.65	to	2.30	1.22	to	(0.54)
2014	2,053,710	17.3704	to	14.8046	32,044,120	0.06	0.65	to	2.30	8.46	to	6.66
2013	2,153,236	13.9292	to	16.0160	31,284,082	0.07	0.65	to	2.25	32.27	to	34.43
2012	2,686,650	10.4998	to	11.9139	29,316,702	0.48	0.65	to	2.30	9.33	to	11.18
2011	2,948,066	9.6039	to	10.7156	29,170,579	0.09	0.65	to	2.30	(5.06)	to	(3.46)

C65
2015	513,806	10.2392	to	12.9140	6,857,974	0.28	1.30	to	2.10	(1.33)	to	(2.13)
2014	601,467	10.3774	to	13.1953	8,180,085	0.03	1.30	to	2.10	(6.33)	to	(7.09)
2013	667,648	10.6265	to	15.1870	9,749,224	0.41	1.30	to	2.10	17.87	to	18.83
2012	801,506	8.8906	to	12.7869	9,865,957	0.91	1.30	to	2.10	15.14	to	16.08
2011	1,007,217	7.7217	to	11.0208	10,671,777	0.82	1.30	to	2.10	(17.94)	to	(17.27)

C71
2015	2,127	16.2493	to	15.7231	34,255	0.56	1.55	to	1.85	(7.77)	to	(8.05)
2014	2,088	17.6183	to	17.0999	36,485	0.48	1.55	to	1.85	1.45	to	1.14
2013	2,076	16.9066	to	17.3660	35,796	0.72	1.55	to	1.85	31.56	to	31.96
2012	1,184	12.8507	to	13.0562	15,387	0.29	1.65	to	1.85	9.19	to	9.41
2011	1,172	11.7697	to	11.9334	13,935	0.90	1.65	to	1.85	(7.86)	to	(7.68)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
FD7
2015	7,553,495	$15.1593	to	$14.3059	$111,120,652	1.25%	0.65%	to	2.30%	(0.29%)	to	1.48%
2014	7,801,320	15.2037	to	14.0970	116,145,981	1.32	0.65	to	2.30	9.30	to	7.49
2013	7,562,294	13.1149	to	14.0597	103,919,564	1.36	1.30	to	2.30	16.54	to	17.73
2012	7,507,371	11.3885	to	11.9421	87,912,238	1.53	1.30	to	2.10	12.40	to	13.32
2011	7,396,640	10.1324	to	10.5126	76,682,725	1.64	0.65	to	2.10	(5.84)	to	(4.45)

F24
2015	12,707,426	17.6047	to	14.7183	198,122,776	0.77	0.65	to	2.35	(0.24)	to	(1.94)
2014	14,500,339	17.6466	to	15.0102	228,891,089	0.69	0.65	to	2.35	10.93	to	9.03
2013	16,883,265	13.7669	to	15.9081	242,518,324	0.80	0.65	to	2.35	27.88	to	30.10
2012	20,321,365	10.7657	to	12.2274	226,589,248	1.09	0.65	to	2.35	13.40	to	15.38
2011	22,654,962	9.4938	to	10.5974	221,030,866	0.80	0.65	to	2.35	(5.06)	to	(3.41)

F88
2015	215,408	14.5625	to	13.4747	3,006,722	1.46	1.35	to	2.10	(1.87)	to	(2.62)
2014	266,873	14.8405	to	13.8371	3,823,400	1.13	1.35	to	2.10	2.80	to	2.02
2013	366,195	13.5628	to	14.4357	5,112,070	1.35	1.35	to	2.10	10.82	to	11.67
2012	453,269	12.1048	to	12.9273	5,687,870	1.64	1.35	to	2.25	9.06	to	10.07
2011	472,101	11.0993	to	11.7448	5,402,924	1.69	1.35	to	2.25	(2.66)	to	(1.77)

FB9
2015	1,266,991	14.9198	to	13.5217	18,207,001	1.50	1.30	to	2.25	(1.80)	to	(2.75)
2014	1,475,877	15.1933	to	13.9034	21,668,717	1.29	1.30	to	2.25	3.10	to	2.10
2013	1,808,434	13.6168	to	14.7369	25,834,253	1.41	1.30	to	2.25	11.54	to	12.62
2012	2,213,373	12.2083	to	13.0854	28,165,613	1.74	1.30	to	2.25	9.37	to	10.44
2011	2,439,910	11.1620	to	11.8482	28,232,570	1.76	1.30	to	2.25	(2.75)	to	(1.81)

F15
2015	2,026,917	14.9308	to	13.4614	29,229,313	1.53	1.30	to	2.30	(1.75)	to	(2.75)
2014	2,247,982	15.1973	to	13.8419	33,093,994	1.32	1.30	to	2.30	3.24	to	2.19
2013	2,727,741	13.2873	to	14.7210	39,069,394	1.52	0.65	to	2.30	12.98	to	14.88
2012	2,941,746	11.9896	to	12.8982	37,000,260	1.71	1.30	to	2.30	10.46	to	11.59
2011	3,280,196	10.8545	to	11.5582	37,084,576	1.83	1.30	to	2.30	(3.51)	to	(2.52)

F41
2015	7,301,226	15.1306	to	15.1469	117,171,457	0.24	0.65	to	2.30	(2.27)	to	(3.89)
2014	8,575,087	15.4818	to	15.8235	142,229,294	0.02	0.65	to	2.25	5.34	to	3.65
2013	10,268,467	14.6966	to	16.3096	163,285,319	0.26	0.65	to	2.35	32.68	to	34.99
2012	12,996,921	10.8875	to	12.1619	154,665,507	0.38	0.65	to	2.35	11.86	to	13.81
2011	14,937,626	9.5660	to	10.7565	157,792,397	0.02	0.65	to	2.35	(12.94)	to	(11.43)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
FE3
2015	25,596,651	$12.6001	to	$12.2598	$340,985,348	0.60%	0.65%	to	2.55%	1.18%	to	(0.76%)
2014	30,072,823	12.4532	to	12.3532	399,793,906	2.65	0.65	to	2.55	(1.87)	to	(3.75)
2013	33,340,140	12.6902	to	14.0011	456,002,716	1.66	0.65	to	2.55	10.36	to	12.51
2012	37,860,350	11.2791	to	12.5261	464,766,322	0.74	0.65	to	2.55	11.89	to	14.08
2011	42,483,720	9.8870	to	11.0258	461,684,334	1.22	0.65	to	2.35	(8.49)	to	(6.90)

T21
2015	2,802,285	10.8211	to	9.7559	29,094,768	2.00	1.30	to	2.30	(20.65)	to	(21.45)
2014	2,741,208	13.6370	to	12.4206	36,027,868	1.53	1.30	to	2.30	(9.58)	to	(10.50)
2013	2,977,837	13.8777	to	15.0823	43,477,768	1.85	1.30	to	2.30	(3.20)	to	(2.21)
2012	2,973,922	14.3367	to	15.4232	44,554,239	1.44	1.30	to	2.30	10.55	to	11.68
2011	3,451,536	12.9690	to	13.8097	46,486,794	0.95	1.30	to	2.30	(17.79)	to	(16.95)

T20
2015	6,850,839	14.9357	to	18.1124	121,352,263	3.09	1.30	to	2.55	(7.71)	to	1.67
2014	7,743,487	16.1832	to	17.8155	149,297,405	1.89	1.30	to	2.55	(12.29)	to	(13.40)
2013	8,445,001	17.0938	to	23.0962	186,410,420	2.43	1.30	to	2.55	19.84	to	21.37
2012	10,512,459	14.1988	to	19.0405	192,256,195	3.17	1.30	to	2.55	15.20	to	16.69
2011	13,164,270	12.2681	to	16.3841	207,290,349	1.65	1.30	to	2.55	(12.91)	to	(11.79)

FE6
2015	3,088,382	12.4880	to	11.3489	37,738,539	2.79	1.35	to	2.55	(7.48)	to	(8.61)
2014	3,471,389	13.4975	to	12.4175	45,953,705	2.78	1.35	to	2.55	1.46	to	0.23
2013	3,944,019	12.3896	to	13.3034	51,560,794	12.11	1.35	to	2.55	20.62	to	22.10
2012	4,517,904	10.5024	to	10.8955	48,525,970	2.78	1.35	to	2.10	12.90	to	13.77
2011	5,135,868	9.3025	to	9.5769	48,625,842	0.02	1.35	to	2.10	(3.61)	to	(2.87)

T59
2015	620,029	10.8545	to	9.9925	6,420,065	7.82	0.65	to	2.55	(5.01)	to	(6.83)
2014	751,840	11.4273	to	10.7250	8,287,607	4.82	0.65	to	2.55	1.03	to	(0.90)
2013	749,817	10.8224	to	11.3105	8,275,057	4.41	0.65	to	2.55	(1.05)	to	0.88
2012	372,598	10.9809	to	11.2124	4,125,222	5.80	0.65	to	2.25	12.37	to	14.22
2011	31,720	9.7779	to	9.8168	310,599	—	0.65	to	2.05	(2.22)	to	(1.83)

F56
2015	1,224,047	14.6571	to	17.3044	23,282,566	2.58	1.30	to	2.25	(7.70)	to	(11.06)
2014	1,439,491	15.8804	to	19.4571	29,759,539	1.35	1.30	to	2.25	(4.08)	to	(5.00)
2013	1,577,153	15.4863	to	22.7083	34,020,697	2.71	1.30	to	2.30	27.81	to	29.12
2012	1,891,734	12.0793	to	17.5958	31,651,870	2.01	1.30	to	2.30	18.27	to	19.49
2011	2,191,897	10.1820	to	14.7339	30,804,560	1.33	1.30	to	2.30	(9.11)	to	(8.18)

F59
2015	7,202,924	12.7816	to	11.5427	88,276,667	4.65	0.65	to	2.30	(7.66)	to	(9.19)
2014	8,448,675	13.8417	to	12.7112	113,301,488	4.99	0.65	to	2.30	3.94	to	2.21
2013	9,121,585	12.4364	to	13.3321	118,825,574	6.33	0.65	to	2.30	11.32	to	13.20
2012	10,438,756	11.1716	to	11.8550	121,315,834	6.45	1.30	to	2.30	10.05	to	11.18
2011	11,052,281	10.1516	to	10.6628	115,893,306	5.67	0.65	to	2.30	0.03	to	1.72

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
FF0
2015	221,349	$12.1956	to	$11.8032	$2,675,685	4.38%	1.35%	to	2.10%	(8.40%)	to	(9.10%)
2014	234,493	13.3139	to	12.9843	3,101,054	4.73	1.35	to	2.10	3.11	to	2.33
2013	232,968	12.6890	to	13.1224	2,995,129	6.25	0.65	to	2.10	11.46	to	13.11
2012	219,490	11.3840	to	11.6010	2,515,056	6.87	0.65	to	2.10	10.18	to	11.83
2011	129,363	10.3317	to	10.3537	1,338,333	—	1.35	to	2.10	3.32	to	3.54

F54
2015	9,046,135	15.0650	to	17.0167	183,026,033	2.98	0.65	to	2.55	(5.55)	to	(7.36)
2014	10,057,494	15.9510	to	18.3689	217,645,971	1.96	0.65	to	2.55	6.43	to	4.39
2013	11,763,564	14.9879	to	21.3191	241,465,876	2.06	0.65	to	2.55	24.99	to	27.43
2012	14,648,890	11.7619	to	16.8490	238,076,966	2.06	0.65	to	2.55	11.32	to	13.50
2011	16,848,114	10.3632	to	14.9512	243,685,985	2.29	0.65	to	2.35	(3.36)	to	(1.68)

FG8
2015	19,752	14.8484	to	14.4022	290,680	2.95	1.35	to	2.05	(6.33)	to	(7.00)
2014	19,380	15.8522	to	15.4858	305,130	2.14	1.35	to	2.05	5.60	to	4.85
2013	13,774	14.7698	to	15.0120	205,905	2.06	1.35	to	2.05	25.43	to	26.32
2012	12,309	11.7754	to	11.8836	145,875	2.21	1.35	to	2.05	11.85	to	12.65
2011	9,990	10.5283	to	10.5493	105,338	—	1.35	to	2.05	5.28	to	5.49

F53
2015	1,241,308	15.9909	to	22.6902	33,770,572	0.63	0.65	to	2.55	(7.99)	to	(9.75)
2014	1,375,383	17.3794	to	25.1414	41,053,979	0.62	0.65	to	2.55	(0.08)	to	(1.99)
2013	1,567,440	17.3937	to	31.5174	47,194,557	1.28	0.65	to	2.55	32.77	to	35.35
2012	1,751,017	12.8507	to	23.4505	39,374,752	0.76	0.65	to	2.50	15.41	to	17.61
2011	2,017,094	10.9261	to	20.0806	38,970,383	0.68	0.65	to	2.50	(6.16)	to	(4.38)

FJ9
2015	52,597	15.6030	to	15.1342	813,592	0.53	1.35	to	2.05	(8.77)	to	(9.42)
2014	56,360	17.1026	to	16.7073	957,085	0.48	1.35	to	2.05	(0.88)	to	(1.58)
2013	50,422	16.9760	to	17.5351	865,842	1.12	0.65	to	2.05	33.33	to	35.24
2012	50,191	12.7319	to	12.8489	643,132	0.69	1.35	to	2.05	15.83	to	16.66
2011	46,701	10.9918	to	11.0137	514,029	—	—	to	—	9.92	to	10.14

T28
2015	1,632,712	11.3441	to	12.4205	21,339,869	6.56	0.65	to	2.25	(4.49)	to	(6.03)
2014	2,105,682	11.8779	to	13.2179	29,004,810	6.10	0.65	to	2.25	1.20	to	(0.43)
2013	2,335,970	11.7372	to	14.1815	32,166,899	6.13	0.65	to	2.30	0.94	to	2.64
2012	2,573,447	11.4349	to	13.9072	35,029,483	6.96	0.65	to	2.30	10.15	to	12.02
2011	2,800,517	10.2082	to	12.4669	34,368,378	5.95	0.65	to	2.30	0.22	to	1.91

FJ0
2015	33,869	11.3392	to	10.5022	364,463	5.99	0.65	to	2.05	(3.07)	to	(5.94)
2014	41,941	11.6988	to	11.1660	479,427	5.71	0.65	to	2.05	1.09	to	(0.33)
2013	43,918	11.2034	to	11.5725	500,863	5.70	0.65	to	2.05	1.05	to	2.50
2012	33,907	11.0868	to	11.1887	378,585	7.29	1.35	to	2.05	10.35	to	11.14
2011	18,795	10.0473	to	10.0673	189,112	—	1.35	to	2.05	0.47	to	0.67

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
HBF
2014	—	$—	to	$—	$—	3.15%	1.35%	to	2.10%	0.29%	to	0.00%
2013	988,273	14.7503	to	15.2845	14,981,788	1.82	1.35	to	2.10	12.73	to	13.59
2012	1,240,009	13.0852	to	13.4560	16,579,285	1.47	1.35	to	2.10	7.20	to	8.02
2011	1,299,312	12.2069	to	12.4569	16,106,376	1.08	1.35	to	2.10	(0.45)	to	0.31

H24
2015	135,046	14.1967	to	13.5725	1,892,317	3.96	1.35	to	1.90	(4.37)	to	(4.90)
2014	219,939	14.8447	to	14.2716	3,224,544	4.11	1.35	to	1.90	8.67	to	8.07
2013	341,476	13.0440	to	13.6600	4,608,325	2.90	1.35	to	2.10	17.44	to	18.34
2012	396,553	11.1065	to	11.5427	4,528,237	3.84	1.35	to	2.10	9.11	to	9.95
2011	419,954	10.1789	to	10.4978	4,371,146	3.86	1.35	to	2.10	4.83	to	5.63

HVG
2014	—	—	to	—	—	0.13	1.35	to	1.90	(3.00)	to	(3.20)
2013	78,457	10.3462	to	10.7016	830,844	0.96	1.35	to	1.90	31.20	to	31.94
2012	105,576	7.8856	to	8.1111	848,512	0.36	1.35	to	1.90	8.34	to	8.95
2011	109,345	7.2785	to	7.4448	807,966	0.15	1.35	to	1.90	(4.89)	to	(4.36)

HVI
2014	—	—	to	—	—	5.00	1.35	to	2.10	6.41	to	6.03
2013	81,411	11.0666	to	11.5892	932,571	3.73	1.35	to	2.10	21.21	to	22.14
2012	113,189	9.1301	to	9.4886	1,062,389	3.72	1.35	to	2.10	8.39	to	9.23
2011	129,405	8.4231	to	8.6870	1,114,733	2.81	1.35	to	2.10	4.82	to	5.62

H27
2015	—	9.6560	to	9.1381	—	1.75	1.35	to	2.10	3.03	to	2.89
2014	230,193	9.3724	to	8.8817	2,122,261	1.49	1.35	to	2.10	(7.95)	to	(8.65)
2013	473,837	9.7224	to	10.1815	4,749,934	1.34	1.35	to	2.10	20.33	to	21.25
2012	599,889	8.0800	to	8.3974	4,972,427	1.19	1.35	to	2.10	11.63	to	12.49
2011	673,679	7.2383	to	7.4651	4,976,865	1.22	1.35	to	2.10	(13.41)	to	(12.74)

HVM
2013	—	—	to	—	—	1.45	1.35	to	1.90	11.48	to	11.63
2012	8,808	9.2715	to	9.5366	82,921	0.60	1.35	to	1.90	8.50	to	9.11
2011	8,964	8.5450	to	8.7402	77,544	0.70	1.35	to	1.90	(3.20)	to	(2.66)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
HVC
2014	—	$—	to	$—	$—	0.52%	1.35%	to	2.10%	2.14%	to	1.78%
2013	116,539	13.3851	to	14.0172	1,606,941	0.74	1.35	to	2.10	29.56	to	30.55
2012	159,752	10.3312	to	10.7368	1,690,777	0.27	1.35	to	2.10	12.17	to	13.03
2011	135,012	9.2104	to	9.4989	1,267,264	0.46	1.35	to	2.10	(4.81)	to	(4.08)

HVS
2014	—	—	to	—	—	3.60	1.35	to	2.10	0.48	to	0.19
2013	737,944	10.7284	to	11.2348	8,218,734	2.50	1.35	to	2.10	(3.75)	to	(3.02)
2012	771,336	11.1469	to	11.5843	8,869,495	2.42	1.35	to	2.10	1.17	to	1.95
2011	745,930	11.0178	to	11.3626	8,425,130	2.35	1.35	to	2.10	3.09	to	3.88

HVN
2012	—	—	to	—	—	0.00	1.35	to	2.10	18.65	to	18.95
2011	64,413	6.1068	to	6.2982	401,560	—	1.35	to	2.10	(14.56)	to	(13.90)

HRS
2014	—	—	to	—	—	2.83	1.35	to	2.10	(2.24)	to	(2.52)
2013	308,937	7.3255	to	7.6491	2,330,630	0.98	1.35	to	2.10	6.81	to	7.63
2012	349,676	6.8582	to	7.1067	2,457,433	0.23	1.35	to	2.10	2.13	to	2.92
2011	365,057	6.7150	to	6.9052	2,498,612	0.16	1.35	to	2.10	(11.53)	to	(10.85)

HVR
2014	—	—	to	—	—	0.23	1.35	to	2.10	(1.42)	to	(1.70)
2013	131,266	10.6411	to	11.1435	1,442,554	0.73	1.35	to	2.10	21.82	to	22.76
2012	155,429	8.7348	to	9.0777	1,394,690	1.64	1.35	to	2.10	4.68	to	5.49
2011	160,878	8.3441	to	8.6054	1,371,418	0.34	1.35	to	2.10	4.60	to	5.40

H32
2015	157,815	13.5587	to	12.7511	2,112,682	0.52	1.35	to	2.10	(8.42)	to	(9.12)
2014	252,441	14.8054	to	14.0303	3,690,597	0.39	1.35	to	2.10	(3.39)	to	(4.12)
2013	340,400	14.6333	to	15.3243	5,154,845	0.31	1.35	to	2.10	29.15	to	30.14
2012	437,852	11.3304	to	11.7752	5,102,981	—	1.35	to	2.10	20.04	to	20.96
2011	519,574	9.4389	to	9.7346	5,015,924	0.02	1.35	to	2.10	(2.99)	to	(2.25)

V35
2015	658,892	15.8962	to	14.9758	10,234,351	0.01	1.35	to	2.10	(10.58)	to	(11.26)
2014	680,551	17.7777	to	16.8766	11,851,444	0.20	1.35	to	2.10	8.00	to	7.18
2013	705,458	15.7463	to	16.4608	11,412,161	0.57	1.35	to	2.10	31.12	to	32.12
2012	497,553	12.0090	to	12.7466	6,119,962	0.58	0.65	to	2.10	14.60	to	16.31
2011	608,083	10.4786	to	10.9591	6,491,582	0.58	0.65	to	2.10	(1.29)	to	0.17

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
V13
2015	2,533,709	$17.0051	to	$12.2855	$33,829,593	1.58%	0.65%	to	2.55%	(6.80%)	to	(8.59%)
2014	2,849,633	18.2467	to	13.4396	41,192,148	1.06	0.65	to	2.55	8.39	to	6.32
2013	2,946,646	12.6409	to	16.8341	39,678,147	1.48	0.65	to	2.55	32.20	to	34.77
2012	2,455,811	9.5623	to	10.3003	24,746,978	1.55	1.30	to	2.55	15.88	to	17.37
2011	2,647,256	8.3548	to	8.7759	22,814,813	1.37	1.30	to	2.30	(4.36)	to	(3.38)

V11
2015	7,299,418	15.0885	to	14.4270	109,646,517	2.17	0.65	to	2.10	(3.22)	to	(4.63)
2014	7,771,356	15.5903	to	15.1276	121,727,423	1.60	0.65	to	2.10	8.06	to	6.48
2013	6,967,224	14.0805	to	14.8512	101,917,116	1.68	0.65	to	2.25	22.08	to	24.07
2012	4,842,609	11.6196	to	12.0545	57,677,285	1.81	0.65	to	2.10	10.02	to	11.65
2011	4,795,893	10.4145	to	10.8734	51,651,570	1.59	0.65	to	2.10	(3.37)	to	(1.94)

AC1
2015	243,180	12.9242	to	12.5084	3,100,461	1.41	1.35	to	2.10	(3.93)	to	(4.66)
2014	147,542	13.4530	to	13.1200	1,963,336	1.56	1.35	to	2.10	(1.26)	to	(2.01)
2013	93,459	13.3271	to	13.6249	1,265,384	1.18	1.35	to	2.30	15.99	to	17.12
2012	16,040	11.5883	to	11.6337	186,262	1.24	1.35	to	1.65	13.34	to	13.69
2011	1,222	10.2183	to	10.2328	12,500	0.00	1.35	to	1.85	2.18	to	2.33

J88
2015	3,583,990	10.6765	to	10.0247	36,693,573	3.11	0.65	to	2.10	0.21	to	(1.25)
2014	3,478,537	10.6543	to	10.1520	35,919,894	3.62	0.65	to	2.10	4.03	to	2.51
2013	2,366,142	9.9032	to	10.2415	23,724,644	3.93	0.65	to	2.10	(3.80)	to	(2.38)
2012	858,794	10.2340	to	10.4910	8,892,765	2.33	0.65	to	2.55	2.37	to	4.38
2011	170,792	10.0109	to	10.0506	1,712,175	—	0.65	to	2.05	0.11	to	0.51

J94
2015	613,320	18.3776	to	17.2559	10,824,807	0.91	0.65	to	2.10	(0.06)	to	(1.52)
2014	754,490	18.3895	to	17.5229	13,476,661	0.76	0.65	to	2.10	12.87	to	11.22
2013	325,342	15.7548	to	16.2927	5,212,710	1.08	0.65	to	2.10	33.05	to	35.01
2012	100,716	11.8494	to	11.9582	1,199,600	0.88	1.35	to	2.05	14.86	to	15.69
2011	5,184	10.3278	to	10.3366	53,540	—	1.35	to	1.65	3.28	to	3.37

L11
2015	5,273,665	7.4101	to	7.2733	40,573,672	1.13	0.65	to	2.35	(20.58)	to	(21.94)
2014	5,256,172	9.3297	to	9.3172	51,420,479	1.67	0.65	to	2.35	(5.26)	to	(6.88)
2013	5,760,595	9.8474	to	10.6476	60,059,241	1.38	0.65	to	2.35	(3.56)	to	(1.89)
2012	5,713,464	10.0366	to	10.9237	61,330,118	1.54	0.65	to	2.35	19.17	to	21.25
2011	6,403,042	8.2773	to	9.0510	57,264,390	2.04	0.65	to	2.35	(19.92)	to	(18.53)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
L18
2015	1,472,427	$17.0061	to	$19.4230	$31,539,261	—	0.65%	to	2.50%	2.06%	to	0.15%
2014	1,659,082	16.6636	to	19.3930	35,208,118	—	0.65	to	2.50	5.38	to	3.42
2013	2,007,338	18.6553	to	22.9112	40,883,716	—	1.30	to	2.55	33.58	to	35.30
2012	2,655,359	13.9651	to	16.9340	40,130,308	—	1.30	to	2.55	11.18	to	12.61
2011	3,079,831	10.2431	to	15.0377	41,524,761	—	0.65	to	2.55	(12.34)	to	(10.63)

L17
2015	2,037,566	15.8061	to	18.8657	41,432,558	1.08	0.65	to	2.30	(4.07)	to	(5.66)
2014	2,349,562	16.4770	to	19.9986	50,345,227	0.42	0.65	to	2.30	6.44	to	4.68
2013	2,786,160	15.4793	to	21.0606	56,663,879	0.25	0.65	to	2.30	32.64	to	34.88
2012	2,764,087	14.4039	to	15.7255	42,125,655	0.52	1.30	to	2.30	8.03	to	9.14
2011	3,280,677	13.3338	to	14.4163	45,971,939	0.19	1.30	to	2.30	(6.68)	to	(5.73)

EGS
2012	—	—	to	—	—	0.05	1.00	to	1.85	13.19	to	13.81
2011	9,986,814	5.7827	to	24.9499	125,072,423	0.17	1.00	to	1.85	(2.29)	to	(1.45)

MFF
2012	—	—	to	—	—	0.00	1.00	to	2.25	12.71	to	13.62
2011	776,655	9.9684	to	19.4686	9,830,029	—	1.00	to	2.25	(2.92)	to	(0.10)

M07
2015	33,503,120	11.3363	to	11.1431	377,393,483	2.58	1.15	to	1.85	(1.50)	to	(2.21)
2014	37,045,959	11.5073	to	11.3954	428,275,096	1.85	1.15	to	1.85	7.25	to	6.49
2013	41,621,978	10.7007	to	10.7298	449,385,727	1.77	1.15	to	1.85	7.01	to	7.30

M35
2015	38,061,626	11.4057	to	10.8944	423,982,545	2.32	0.65	to	2.55	(1.23)	to	(3.11)
2014	45,098,328	11.5472	to	11.2447	513,985,416	1.67	0.65	to	2.55	7.53	to	5.48
2013	54,392,986	10.6609	to	10.7384	582,198,307	1.66	0.65	to	2.55	6.61	to	7.38

M31
2015	6,024,171	11.4800	to	11.2673	136,388,570	0.15	1.00	to	1.85	6.48	to	5.57
2014	6,588,507	10.7810	to	10.6729	142,083,425	0.10	1.00	to	1.85	7.86	to	6.93
2013	7,603,903	8.9609	to	38.9941	150,048,532	0.23	1.00	to	1.85	34.32	to	35.48
2012	8,715,181	6.6678	to	28.8924	126,358,221	—	1.00	to	1.85	1.81	to	2.14

M80
2015	851,571	18.1802	to	29.7614	20,421,532	—	0.65	to	2.30	6.60	to	4.83
2014	947,342	17.0540	to	28.3893	21,392,555	—	0.65	to	2.30	7.98	to	6.18
2013	957,977	15.2725	to	30.3796	20,199,476	0.12	0.65	to	2.25	33.43	to	35.61
2012	1,067,867	11.4290	to	22.5272	17,349,507	—	1.15	to	2.25	1.57	to	1.99

MF1
2015	2,692,372	8.9176	to	7.9820	22,872,751	—	1.15	to	1.85	3.42	to	2.68
2014	2,925,086	8.6063	to	7.7739	24,193,882	—	1.15	to	1.85	7.61	to	6.85
2013	3,214,346	7.0908	to	8.0117	24,799,452	—	1.15	to	1.85	35.17	to	36.16
2012	3,355,284	5.2403	to	5.8842	19,045,900	—	1.15	to	1.85	2.92	to	3.19

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
M41
2015	1,724,133	$11.8206	to	$18.1534	$33,576,678	—	1.15%	to	2.35%	3.23%	to	1.98%
2014	2,091,996	11.4506	to	17.8013	40,469,079	—	1.15	to	2.35	7.31	to	6.01
2013	2,385,661	9.7733	to	22.4833	43,834,880	—	1.15	to	2.35	33.99	to	35.64
2012	3,042,637	7.2567	to	16.5842	41,719,426	—	1.15	to	2.50	2.77	to	4.26

M05
2015	5,274,363	9.8226	to	9.7048	51,473,702	—	1.00	to	1.85	(2.87)	to	(3.70)
2014	5,838,882	10.1124	to	10.0778	59,042,352	—	1.00	to	1.85	1.12	to	0.78

M42
2015	4,234,433	13.2781	to	12.5030	51,679,700	—	0.65	to	2.55	(2.78)	to	(4.64)
2014	4,932,383	13.6580	to	13.1116	62,789,692	—	0.65	to	2.55	(8.10)	to	(9.85)
2013	1,244,536	14.6197	to	14.8611	18,296,470	—	0.65	to	2.10	38.25	to	40.30
2012	1,253,717	10.5720	to	10.5924	13,270,525	—	0.65	to	2.30	5.72	to	5.92

M89
2015	58,329,019	10.8924	to	10.0275	610,129,654	2.99	0.65	to	2.55	(1.23)	to	(3.12)
2014	67,490,902	11.0278	to	10.3501	721,401,282	2.69	0.65	to	2.55	4.93	to	2.93
2013	75,771,098	9.6804	to	10.5094	779,097,934	1.07	0.65	to	2.55	(3.81)	to	(1.93)
2012	85,754,971	10.0069	to	10.7163	907,744,211	0.19	0.65	to	2.55	0.07	to	6.36
2011	228,381	10.0346	to	10.0560	2,295,169	—	1.35	to	2.10	0.35	to	0.56

M82
2015	11,612,965	14.7576	to	14.0971	166,083,179	0.45	0.65	to	2.10	(0.12)	to	(1.58)
2014	13,506,075	14.7757	to	14.3235	195,371,707	0.56	0.65	to	2.10	9.22	to	7.63
2013	16,264,441	13.3085	to	13.5283	217,583,373	0.29	0.65	to	2.10	29.23	to	31.14
2012	21,332,345	10.2959	to	10.3158	219,815,489	—	0.65	to	2.30	2.96	to	3.16

M44
2015	13,586,264	8.5625	to	8.4762	115,876,289	4.13	1.15	to	1.85	(15.49)	to	(16.10)
2014	15,431,730	10.1315	to	10.1029	157,354,271	2.07	1.15	to	1.85	1.32	to	1.03

M40
2015	8,723,614	8.5486	to	8.3920	73,904,560	3.83	1.00	to	2.30	(15.61)	to	(16.72)
2014	9,602,330	10.1299	to	10.0768	97,018,095	1.93	1.00	to	2.30	1.30	to	0.77

M83
2015	22,857,789	10.5228	to	14.8028	291,415,553	2.19	1.15	to	2.55	(1.87)	to	0.71
2014	26,443,285	10.7223	to	14.6986	348,288,933	1.87	1.15	to	2.55	7.22	to	7.69
2013	19,546,304	13.6487	to	13.8438	269,468,965	1.14	1.30	to	2.55	32.42	to	34.12
2012	25,592,147	10.3068	to	10.3219	264,127,204	—	1.30	to	2.55	3.07	to	3.22

M08
2015	10,766,656	14.9906	to	14.1384	146,351,882	2.02	0.65	to	2.50	(1.58)	to	(3.41)
2014	13,001,674	15.2310	to	14.6377	182,060,917	3.15	0.65	to	2.50	9.49	to	7.45
2013	1,001,872	13.6854	to	13.8022	13,784,206	0.99	1.35	to	2.10	32.75	to	33.77
2012	1,256,681	10.3091	to	10.3182	12,962,256	—	1.35	to	2.10	3.09	to	3.18

MB6
2015	11,089,198	28.4221	to	15.5391	290,589,545	1.57	1.15	to	1.85	(0.02)	to	(0.74)
2014	12,375,446	16.5128	to	15.6556	328,827,039	1.65	1.15	to	1.85	11.27	to	10.49
2013	13,963,398	13.5787	to	49.6504	335,078,758	2.04	1.15	to	1.85	33.88	to	34.85
2012	15,937,014	10.1375	to	36.9102	284,268,803	1.68	1.15	to	1.85	13.23	to	14.06
2011	18,480,552	8.9485	to	32.4419	288,462,302	1.86	1.00	to	1.85	0.09	to	0.96

MB7
2015	3,811,047	19.7201	to	21.0114	86,489,467	1.25	1.00	to	2.55	(0.14)	to	1.91
2014	4,582,347	19.7475	to	20.6168	105,320,011	1.38	1.00	to	2.55	11.16	to	9.42
2013	5,813,652	15.9698	to	24.1277	121,852,464	1.74	1.00	to	2.55	32.59	to	34.70
2012	7,733,934	11.9588	to	17.9491	121,965,691	1.37	1.00	to	2.55	12.15	to	13.95
2011	9,632,098	10.5865	to	15.7844	134,401,254	1.56	1.00	to	2.55	(0.85)	to	0.72

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MC0
2015	2,988,943	$22.4704	to	$19.6641	$63,529,911	3.96%	1.15%	to	1.85%	(1.45%)	to	(2.16%)
2014	3,291,353	21.7244	to	20.0978	71,633,113	3.75	1.15	to	1.85	4.56	to	3.82
2013	3,586,004	19.0130	to	21.8027	74,837,112	4.08	1.15	to	1.85	(2.12)	to	(1.41)
2012	4,392,042	19.3030	to	22.1141	93,350,707	4.92	1.15	to	1.85	9.24	to	10.04
2011	4,609,175	17.6516	to	20.0962	89,181,631	4.84	1.15	to	1.85	4.66	to	5.42

MA0
2015	9,138,528	11.7876	to	13.5201	155,094,085	3.78	0.65	to	2.50	(1.23)	to	(3.07)
2014	10,219,566	11.9341	to	13.9480	177,253,081	3.62	0.65	to	2.50	4.91	to	2.95
2013	10,687,410	11.3759	to	18.0972	178,270,189	4.08	0.65	to	2.50	(3.00)	to	(1.16)
2012	9,751,262	11.5089	to	18.4014	166,516,251	4.64	0.65	to	2.55	8.16	to	10.28
2011	9,806,250	10.4364	to	16.7714	153,556,663	4.83	0.65	to	2.50	3.65	to	5.61

MC2
2015	4,776,662	26.5525	to	17.1351	99,683,494	0.55	1.15	to	1.85	(1.34)	to	(2.05)
2014	5,346,167	19.1135	to	17.4945	113,882,760	0.80	1.15	to	1.85	10.10	to	9.32
2013	5,928,013	15.4053	to	24.4424	114,679,328	0.99	1.15	to	1.85	32.13	to	33.09
2012	6,563,929	11.6470	to	18.3649	95,519,770	0.78	1.15	to	1.85	14.30	to	15.13
2011	7,453,731	10.1798	to	15.9514	94,329,872	0.95	1.00	to	1.85	(2.77)	to	(1.93)

MC1
2015	2,594,573	17.9804	to	14.5707	41,219,748	0.30	0.65	to	2.25	(1.05)	to	(2.65)
2014	2,832,185	18.1715	to	14.9667	46,069,765	0.56	0.65	to	2.25	10.34	to	8.57
2013	3,243,424	13.7856	to	25.4526	48,214,531	0.77	0.65	to	2.25	31.26	to	33.41
2012	3,536,923	10.4710	to	19.1846	39,795,981	0.54	0.65	to	2.30	13.55	to	15.48
2011	3,585,793	9.1984	to	16.7056	35,557,705	0.74	0.65	to	2.35	(3.57)	to	(1.89)

MC3
2015	796,990	22.3385	to	19.5780	17,765,433	0.94	1.00	to	1.85	(13.76)	to	(14.51)
2014	918,587	25.9038	to	22.8996	24,006,037	0.64	1.00	to	1.85	(7.66)	to	(8.45)
2013	1,069,130	25.0134	to	30.8705	30,332,889	1.55	1.00	to	1.85	(6.96)	to	(6.16)
2012	1,170,564	26.8859	to	33.0133	35,575,216	1.10	1.00	to	1.85	16.77	to	17.79
2011	1,418,256	23.0239	to	28.1271	36,670,610	0.53	1.00	to	1.85	(20.04)	to	(19.34)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MA1
2015	1,637,155	$7.5307	to	$10.4527	$20,171,751	0.58%	0.65%	to	2.55%	(13.65%)	to	(15.30%)
2014	1,778,352	8.7212	to	12.3414	25,532,430	0.41	0.65	to	2.55	(7.59)	to	(9.36)
2013	1,912,047	9.4376	to	34.9436	29,856,169	1.43	0.65	to	2.55	(7.81)	to	(6.02)
2012	1,981,331	10.0417	to	37.3877	33,553,289	0.89	0.65	to	2.50	15.62	to	17.83
2011	2,229,533	8.5224	to	31.9085	32,459,265	0.35	0.65	to	2.50	(20.75)	to	(19.25)

MC4
2015	689,912	16.5821	to	14.5958	12,301,550	2.44	1.00	to	1.85	(4.62)	to	(5.44)
2014	777,868	17.3851	to	15.4352	14,774,648	0.53	1.00	to	1.85	(0.28)	to	(1.13)
2013	935,239	15.6124	to	22.9637	17,862,748	—	1.00	to	1.85	(7.01)	to	(6.21)
2012	1,121,650	16.7896	to	24.5777	23,029,564	2.90	1.00	to	1.85	(1.23)	to	(0.37)
2011	1,256,337	16.9987	to	24.7647	26,008,011	2.26	1.00	to	1.85	4.10	to	5.00

MC5
2015	110,442	15.2941	to	15.0234	1,583,099	2.55	1.15	to	2.05	(4.96)	to	(0.34)
2014	118,757	16.0931	to	15.0741	1,804,378	0.19	1.15	to	2.05	(0.67)	to	(1.57)
2013	164,670	13.7755	to	16.4557	2,532,443	—	1.15	to	2.05	(7.37)	to	(6.52)
2012	136,568	14.8332	to	17.6563	2,246,301	2.50	1.15	to	2.05	(1.73)	to	(0.83)
2011	155,653	15.0563	to	17.8579	2,593,778	1.96	1.15	to	2.05	3.58	to	4.53

MC6
2015	1,741,127	30.4997	to	13.5259	46,420,205	0.95	1.15	to	1.85	(2.66)	to	(3.36)
2014	1,877,836	14.3617	to	13.9964	52,631,162	0.50	1.15	to	1.85	3.12	to	2.39
2013	2,092,115	12.7440	to	40.1105	57,215,898	0.67	1.15	to	1.85	19.01	to	19.88
2012	2,365,951	10.7025	to	33.5420	54,517,556	0.72	1.15	to	1.85	17.50	to	18.35
2011	2,773,868	9.1041	to	28.4107	53,695,583	0.68	1.15	to	1.85	(8.11)	to	(7.45)

MC7
2015	96,438	19.5480	to	19.8404	1,996,561	0.62	1.15	to	2.55	(2.95)	to	(4.33)
2014	108,002	20.1429	to	20.7381	2,299,179	0.19	1.15	to	2.55	2.86	to	1.40
2013	175,811	17.9370	to	26.0623	3,534,222	0.38	1.15	to	2.55	17.86	to	19.55
2012	179,854	15.1109	to	21.8117	3,076,199	0.47	1.15	to	2.10	16.97	to	18.11
2011	205,718	12.8853	to	18.4763	3,012,570	0.36	1.15	to	2.10	(8.62)	to	(7.74)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MC8
2015	4,325,426	$21.1183	to	$10.7590	$93,596,211	1.26%	1.15%	to	1.85%	(1.94%)	to	(2.65%)
2014	4,831,113	11.4495	to	11.0518	107,911,560	1.06	1.15	to	1.85	1.22	to	0.50
2013	5,432,212	9.9571	to	33.9097	120,583,776	1.56	1.15	to	1.85	21.71	to	22.59
2012	6,184,482	8.1769	to	27.7289	112,011,193	1.58	1.15	to	1.85	14.64	to	15.48
2011	7,166,923	7.1290	to	24.0719	112,370,557	1.19	1.15	to	1.85	(8.45)	to	(7.79)

MC9
2015	422,318	15.2657	to	19.1018	7,232,070	0.96	1.10	to	2.25	(2.18)	to	(3.32)
2014	486,816	15.6054	to	19.7568	8,587,086	0.75	1.10	to	2.25	1.03	to	(0.15)
2013	571,136	14.0599	to	22.3523	9,984,130	1.25	1.10	to	2.25	20.90	to	22.32
2012	804,018	11.5821	to	18.2921	11,694,232	1.31	1.15	to	2.25	13.94	to	15.23
2011	969,870	10.1236	to	15.8830	12,311,637	0.87	1.10	to	2.25	(9.09)	to	(8.02)

MD0
2015	2,118,016	27.3178	to	17.4528	54,757,714	5.17	1.15	to	1.85	(3.34)	to	(4.04)
2014	2,357,689	19.8453	to	18.1874	63,972,507	2.80	1.15	to	1.85	3.26	to	2.53
2013	2,653,641	17.6120	to	34.6579	69,875,165	2.55	1.15	to	1.85	6.82	to	7.60
2012	2,816,638	16.4786	to	32.2897	69,236,431	1.92	1.15	to	1.85	7.52	to	8.31
2011	3,221,964	15.3179	to	29.8872	73,752,769	0.96	1.15	to	1.85	(0.33)	to	0.40

M92
2015	61,825,683	11.8441	to	10.9963	724,423,931	4.89	0.65	to	2.55	(3.12)	to	(4.98)
2014	70,148,596	12.2261	to	11.5723	855,730,233	2.58	0.65	to	2.55	3.57	to	1.59
2013	78,489,983	11.3913	to	21.0923	933,031,187	2.33	0.65	to	2.55	5.77	to	7.84
2012	83,848,269	10.8365	to	19.6683	933,129,242	1.79	0.65	to	2.35	6.68	to	8.55
2011	83,798,499	10.0846	to	18.2205	868,419,521	1.02	0.65	to	2.10	(0.83)	to	0.63

M96
2015	5,257,120	19.8742	to	15.4874	102,055,769	2.73	1.15	to	1.85	(0.67)	to	(1.39)
2014	5,893,305	17.1661	to	15.7056	116,290,449	2.42	1.15	to	1.85	3.65	to	2.92
2013	6,645,894	14.9236	to	24.4099	127,074,581	2.17	1.15	to	1.85	(4.40)	to	(3.70)
2012	7,678,114	15.5939	to	25.4107	153,265,951	3.16	1.15	to	1.85	0.62	to	1.36
2011	8,225,599	15.4818	to	25.1330	162,926,999	3.72	1.15	to	1.85	5.42	to	6.18

MD2
2015	18,001,929	10.5479	to	11.2494	233,787,906	2.39	0.65	to	2.55	(0.40)	to	(0.96)
2014	20,566,508	10.5899	to	11.3580	271,002,756	2.18	0.65	to	2.55	3.99	to	2.00
2013	24,621,249	10.1838	to	14.4102	314,785,436	1.93	0.65	to	2.55	(5.37)	to	(3.53)
2012	27,316,157	10.5561	to	15.0126	365,299,829	2.86	0.65	to	2.55	(0.35)	to	1.60
2011	28,525,248	10.3897	to	15.0863	379,366,472	3.56	0.65	to	2.55	4.39	to	6.42

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MA6
2015	2,734,375	$19.3581	to	$17.0090	$61,795,969	6.84%	1.00%	to	1.85%	(5.18%)	to	(5.99%)
2014	3,131,858	20.4147	to	18.0929	75,760,388	5.28	1.00	to	1.85	1.78	to	0.90
2013	3,573,022	17.9306	to	36.2344	85,666,186	2.34	1.00	to	1.85	4.46	to	5.36
2012	4,001,907	17.1657	to	34.5236	91,984,284	6.85	1.00	to	1.85	12.77	to	13.75
2011	4,271,067	15.2218	to	30.4675	87,099,806	8.60	1.00	to	1.85	2.21	to	3.10

MA3
2015	3,167,879	10.4323	to	15.9129	57,755,878	6.36	0.65	to	2.55	(5.04)	to	(0.91)
2014	3,662,907	10.9863	to	16.0598	71,238,179	4.98	0.65	to	2.55	1.87	to	(0.08)
2013	4,518,884	10.6096	to	21.3599	87,287,128	2.08	0.65	to	2.55	3.39	to	5.41
2012	5,322,383	10.2150	to	20.3768	98,934,341	6.17	0.65	to	2.55	2.15	to	13.21
2011	4,304,415	13.1833	to	18.0081	72,995,788	8.28	1.00	to	2.55	1.22	to	2.83

M97
2015	2,078,687	17.9405	to	16.0552	40,049,140	1.55	1.00	to	1.85	(0.68)	to	(1.54)
2014	2,301,140	18.0638	to	16.3057	45,040,930	0.88	1.00	to	1.85	(5.93)	to	(6.74)
2013	2,560,681	17.2816	to	24.7827	53,514,206	1.32	1.00	to	1.85	11.81	to	12.78
2012	2,783,903	15.4481	to	22.0049	51,736,851	1.00	1.00	to	1.85	17.67	to	18.69
2011	3,253,080	13.1219	to	18.5655	51,034,318	1.09	1.00	to	1.85	(12.54)	to	(11.78)

MD5
2015	1,348,083	11.7007	to	10.7959	18,095,128	1.28	0.65	to	2.10	(0.55)	to	(2.00)
2014	1,551,892	11.7650	to	11.0160	21,003,226	0.64	0.65	to	2.10	(5.80)	to	(7.18)
2013	1,744,997	11.8682	to	28.1895	25,080,479	1.11	0.65	to	2.10	11.29	to	12.94
2012	1,795,206	10.5378	to	25.0992	23,166,934	0.75	0.65	to	2.30	16.78	to	18.76
2011	2,183,236	9.0238	to	21.2527	24,149,594	0.90	0.65	to	2.30	(13.15)	to	(11.69)

M98
2015	1,495,078	39.1244	to	23.9140	46,933,339	1.92	1.15	to	1.85	5.44	to	4.68
2014	1,587,611	24.9009	to	22.8449	47,933,176	1.92	1.15	to	1.85	0.18	to	(0.53)
2013	1,731,827	22.7506	to	37.0357	52,302,066	1.51	1.15	to	1.85	25.54	to	26.45
2012	1,880,504	18.1128	to	29.2883	44,954,741	1.55	1.15	to	1.85	14.07	to	14.90
2011	2,220,602	15.8711	to	25.5126	46,177,756	1.21	1.15	to	1.85	(3.34)	to	(2.64)

M93
2015	8,395,446	15.7574	to	13.1434	118,129,065	1.68	0.65	to	2.25	5.63	to	3.93
2014	9,980,826	14.9177	to	12.6466	134,170,592	1.71	0.65	to	2.25	0.48	to	(1.14)
2013	11,692,129	12.7038	to	32.8942	158,015,486	1.35	0.65	to	2.35	24.64	to	26.80
2012	13,665,036	10.1927	to	26.0852	146,947,171	1.40	0.65	to	2.35	13.19	to	15.17
2011	16,726,064	9.0046	to	22.7753	158,156,916	1.03	0.65	to	2.35	(4.08)	to	(2.41)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MD6
2015	19,246,726	$11.7292	to	$11.1109	$311,395,276	0.49%	1.00%	to	1.85%	(1.11%)	to	(1.96%)
2014	21,451,277	11.8614	to	11.3334	354,414,214	0.54	1.00	to	1.85	10.40	to	9.45
2013	24,362,512	9.6327	to	18.0749	365,928,868	0.71	1.00	to	1.85	27.98	to	29.09
2012	27,774,564	7.5228	to	14.0213	323,460,136	0.41	1.00	to	1.85	15.07	to	16.07
2011	31,914,695	6.5343	to	12.0968	321,011,298	0.57	1.00	to	1.85	(1.07)	to	(0.21)

MB3
2015	2,067,810	17.1139	to	18.6244	37,896,204	0.44	1.00	to	2.50	(1.33)	to	(2.83)
2014	2,375,862	17.3448	to	19.1662	44,673,723	0.27	1.00	to	2.50	10.12	to	8.45
2013	2,908,840	14.1592	to	22.7001	50,157,881	0.45	1.00	to	2.50	26.88	to	28.83
2012	3,365,777	11.0856	to	17.6557	45,257,479	0.12	1.00	to	2.55	13.86	to	15.68
2011	4,131,256	9.6664	to	15.2936	48,424,976	0.28	1.00	to	2.55	(1.99)	to	(0.43)

MCS
2012	—	—	to	—	—	0.00	1.15	to	1.85	11.24	to	11.75
2011	3,961,768	4.5726	to	5.1023	19,567,887	—	1.15	to	1.85	(7.73)	to	(7.06)

MC1
2012	—	—	to	—	—	0.00	1.15	to	2.50	10.53	to	11.50
2011	1,221,431	6.3459	to	14.4067	10,728,029	—	1.15	to	2.50	(8.62)	to	(7.36)

MD8
2015	5,440,048	12.0872	to	9.5310	63,450,866	—	1.15	to	1.85	(1.14)	to	(1.85)
2014	5,636,328	10.6572	to	9.7106	67,354,288	—	1.15	to	1.85	(1.15)	to	(1.85)
2013	6,262,253	9.8057	to	13.4938	75,746,727	—	1.15	to	1.85	(1.85)	to	(1.14)
2012	6,985,878	9.9804	to	13.6827	85,734,713	—	1.15	to	1.85	(1.86)	to	(1.14)
2011	7,697,443	10.1591	to	13.8753	96,023,462	—	1.15	to	1.85	(1.85)	to	(1.13)

MD9
2015	18,207,733	9.7989	to	8.3576	168,401,641	—	0.65	to	2.55	(0.65)	to	(1.57)
2014	20,418,070	9.8630	to	8.4905	191,840,751	—	0.65	to	2.55	(0.65)	to	(2.55)
2013	23,996,564	8.7127	to	10.3292	228,987,377	—	0.65	to	2.55	(2.55)	to	(0.65)
2012	28,245,079	8.9407	to	10.4335	273,733,380	—	0.65	to	2.55	(2.56)	to	(0.08)
2011	12,602,049	9.1760	to	10.5394	123,622,795	—	1.00	to	2.55	(2.54)	to	(1.00)

NWD
2014	—	—	to	—	—	—	1.00	to	1.85	(9.19)	to	(9.66)
2013	3,047,385	16.2186	to	33.0888	71,102,862	—	1.00	to	1.85	38.83	to	40.03
2012	3,463,596	11.6471	to	23.6629	57,662,794	—	1.00	to	1.85	18.97	to	20.00
2011	3,937,734	9.7602	to	19.7461	54,685,774	—	1.00	to	1.85	(12.03)	to	(11.27)

M1A
2014	—	—	to	—	—	—	1.00	to	2.55	(9.33)	to	(10.19)
2013	2,132,167	19.0015	to	32.2292	59,031,517	—	1.00	to	2.55	37.48	to	39.66
2012	2,886,757	13.7510	to	23.1232	58,254,104	—	1.00	to	2.55	17.78	to	19.66
2011	3,562,208	11.6151	to	19.3627	60,310,390	—	1.00	to	2.55	(12.83)	to	(11.44)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
ME2
2015	1,495,623	$24.1416	to	$12.9781	$24,634,929	1.93%	1.15%	to	1.85%	(3.08%)	to	(3.78%)
2014	1,702,999	14.4470	to	13.4876	29,016,513	1.83	1.15	to	1.85	(7.95)	to	(8.60)
2013	1,850,203	14.5705	to	27.0563	34,295,007	0.72	1.15	to	1.85	16.81	to	17.66
2012	2,040,223	12.4675	to	22.9961	32,226,095	2.15	1.15	to	1.85	14.43	to	15.26
2011	2,377,975	10.8900	to	19.9511	32,506,107	1.99	1.15	to	1.85	(12.53)	to	(11.90)

ME3
2015	2,946,172	17.5735	to	17.2595	57,887,140	1.69	1.15	to	2.50	(3.32)	to	(4.64)
2014	3,404,092	18.1773	to	18.0998	69,538,063	1.53	1.15	to	2.50	(8.23)	to	(9.48)
2013	3,783,762	16.6767	to	24.2405	84,627,041	0.48	1.15	to	2.55	15.75	to	17.41
2012	4,445,030	10.6668	to	20.6568	84,955,119	1.94	0.65	to	2.55	13.31	to	15.53
2011	5,379,665	12.5734	to	17.9807	90,237,045	1.71	1.15	to	2.55	(13.33)	to	(12.08)

MA5
2015	1,688,630	19.4153	to	17.1175	30,929,998	5.58	1.15	to	1.85	(2.97)	to	(3.67)
2014	1,940,309	19.3023	to	17.7693	37,074,483	3.23	1.15	to	1.85	2.09	to	1.36
2013	2,007,250	17.3367	to	19.5978	37,490,369	3.02	1.15	to	1.85	(0.41)	to	0.31
2012	2,221,728	17.3996	to	19.5370	41,521,964	5.37	1.15	to	1.85	8.37	to	9.16
2011	2,148,862	16.0481	to	17.8981	36,916,404	5.73	1.15	to	1.85	2.74	to	3.48

MA7
2015	378,492	17.7625	to	15.2539	6,242,579	5.56	1.15	to	2.10	(3.19)	to	(4.12)
2014	413,576	18.3474	to	15.9092	7,109,480	3.07	1.15	to	2.10	1.80	to	0.82
2013	424,124	15.7791	to	18.0225	7,225,862	2.91	1.15	to	2.10	(1.04)	to	(0.08)
2012	494,514	15.6190	to	18.0370	8,481,632	5.10	1.15	to	2.30	7.74	to	9.02
2011	636,505	14.4966	to	16.5451	10,019,560	5.49	1.15	to	2.30	1.91	to	3.11

ME4
2015	1,705,852	10.0145	to	8.3903	15,593,420	—	1.15	to	1.85	9.49	to	8.70
2014	1,904,773	8.5713	to	7.7188	16,061,741	—	1.15	to	1.85	9.44	to	8.66
2013	1,991,018	7.0989	to	8.3588	15,414,639	—	1.15	to	1.85	32.68	to	33.65
2012	2,237,212	5.3448	to	6.2552	13,006,405	—	1.15	to	1.85	12.46	to	13.29
2011	2,826,156	4.7476	to	5.5223	14,582,085	—	1.15	to	1.85	(0.70)	to	0.02

MA2
2015	75,216	20.0550	to	19.6383	1,480,354	—	1.15	to	2.05	9.26	to	8.27
2014	79,394	18.3552	to	18.1390	1,452,311	—	1.15	to	2.05	9.14	to	8.14
2013	88,657	15.4047	to	35.3976	1,488,775	—	1.15	to	1.85	32.23	to	33.17
2012	97,822	11.6499	to	26.5938	1,233,938	—	1.15	to	1.85	12.14	to	12.94
2011	130,600	10.3887	to	23.5580	1,456,301	—	1.15	to	1.85	(0.81)	to	(0.11)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
TRS
2013	—	$—	to	$—	$—	3.92%	1.15%	to	1.85%	9.13%	to	9.62%
2012	17,540,875	14.4819	to	37.7417	436,066,585	2.59	1.15	to	1.85	9.27	to	10.07
2011	19,776,275	13.2398	to	34.3749	447,577,850	2.66	1.15	to	1.85	0.04	to	0.77

MFJ
2013	—	—	to	—	—	3.51	0.65	to	2.55	8.50	to	9.82
2012	38,375,398	11.5397	to	16.5688	595,106,199	2.31	0.65	to	2.55	8.17	to	10.29
2011	45,326,523	10.4630	to	15.1069	643,062,830	2.38	0.65	to	2.55	(0.93)	to	1.00

UTS
2014	—	—	to	—	—	5.57	1.15	to	1.85	10.23	to	9.76
2013	4,065,665	22.3402	to	72.3830	158,211,015	2.75	1.15	to	1.85	18.38	to	19.24
2012	4,597,504	18.8620	to	60.8539	150,920,550	4.62	1.15	to	1.85	12.03	to	12.85
2011	5,272,233	16.8280	to	54.0596	153,739,354	3.42	1.15	to	1.85	5.14	to	5.91

MFE
2014	—	—	to	—	—	5.01	1.00	to	2.30	10.14	to	9.27
2013	2,522,048	26.2756	to	47.2413	106,401,617	2.53	1.00	to	2.30	17.53	to	19.09
2012	2,966,844	12.6267	to	39.7482	106,106,149	4.40	0.65	to	2.35	11.23	to	13.18
2011	3,652,256	11.1565	to	35.3163	116,649,151	3.23	0.65	to	2.35	4.33	to	6.15

MVS
2014	—	—	to	—	—	3.20	1.15	to	1.85	1.82	to	1.38
2013	4,956,976	19.7881	to	28.7356	127,041,369	2.90	1.15	to	1.85	33.35	to	34.32
2012	5,477,388	14.8015	to	21.3937	104,795,200	1.84	1.15	to	1.85	14.06	to	14.89
2011	6,332,031	12.9442	to	18.6211	105,498,403	1.62	1.15	to	1.85	(1.85)	to	(1.13)

MV1
2014	—	—	to	—	—	2.77	0.65	to	2.50	2.01	to	0.86
2013	8,175,633	16.4495	to	25.7119	190,701,383	2.62	0.65	to	2.50	32.09	to	34.60
2012	10,162,634	12.2213	to	19.2092	178,140,581	1.58	0.65	to	2.50	13.06	to	15.21
2011	12,369,770	10.6076	to	16.7661	189,800,608	1.36	0.65	to	2.50	(2.78)	to	(0.93)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MF3
2015	5,343,286	$17.5150	to	$13.7037	$77,471,696	0.32%	0.65%	to	2.30%	(5.00%)	to	(6.58%)
2014	6,334,776	18.4370	to	14.6688	97,745,208	0.69	0.65	to	2.30	6.34	to	4.58
2013	7,735,586	13.9780	to	17.3375	113,424,430	1.43	0.65	to	2.35	41.92	to	44.39
2012	10,479,693	9.7321	to	12.0077	107,498,309	0.35	0.65	to	2.55	11.46	to	13.65
2011	12,024,401	8.8182	to	10.5658	109,689,042	0.23	0.65	to	2.35	(7.32)	to	(5.71)

MF5
2015	45,325,104	12.3135	to	13.4082	650,867,979	2.85	0.65	to	2.55	(1.14)	to	(3.03)
2014	51,303,754	12.4549	to	13.8267	752,352,396	1.53	0.65	to	2.55	3.73	to	1.75
2013	58,713,818	12.0067	to	14.4817	838,071,596	2.70	0.65	to	2.55	6.72	to	8.80
2012	68,401,135	11.0351	to	13.4043	905,908,146	2.64	0.65	to	2.55	5.93	to	8.01
2011	71,730,436	10.2172	to	12.4992	888,251,353	1.27	0.65	to	2.55	(1.93)	to	(0.02)

MF6
2015	112,828	24.7122	to	19.1320	2,640,528	3.97	1.35	to	2.55	(0.62)	to	(1.82)
2014	126,247	24.8653	to	19.4876	3,002,660	2.16	1.35	to	2.55	14.06	to	12.67
2013	162,229	17.2957	to	22.0560	3,387,519	5.26	1.35	to	2.55	2.31	to	3.57
2012	187,171	16.9055	to	21.3719	3,725,321	1.04	1.35	to	2.55	26.70	to	28.27
2011	253,031	13.3426	to	16.7212	3,946,846	6.77	1.35	to	2.55	(9.94)	to	(8.84)

MF7
2015	4,791,411	14.1003	to	14.6231	77,277,420	3.27	0.65	to	2.50	(0.18)	to	(2.04)
2014	5,660,139	14.1263	to	14.9281	92,430,428	1.70	0.65	to	2.50	14.56	to	12.43
2013	7,368,766	12.3309	to	14.9157	106,126,893	4.54	0.65	to	2.55	2.09	to	4.08
2012	7,508,053	11.8471	to	14.4322	105,024,241	0.70	0.65	to	2.55	26.25	to	28.72
2011	9,929,655	9.2038	to	11.2921	108,995,302	6.03	0.65	to	2.55	(10.09)	to	(8.34)

MF9
2015	23,810,696	14.2233	to	17.3724	434,272,098	4.01	0.65	to	2.30	(0.35)	to	(2.01)
2014	27,011,031	14.2739	to	17.7287	499,182,175	1.40	0.65	to	2.30	4.35	to	2.62
2013	32,241,288	13.6785	to	18.1674	576,399,130	2.32	0.65	to	2.30	19.57	to	21.59
2012	34,834,038	11.2501	to	15.0481	517,571,863	2.34	0.65	to	2.30	9.80	to	11.66
2011	37,705,543	10.0750	to	13.5723	506,828,400	1.57	0.65	to	2.30	(6.11)	to	(4.53)

MG1
2015	14,182,033	10.4082	to	11.0116	164,263,639	0.40	0.65	to	2.30	(5.88)	to	(7.45)
2014	16,245,564	11.0586	to	11.8974	201,849,715	0.61	0.65	to	2.30	2.76	to	1.05
2013	18,852,264	10.7616	to	12.3808	229,948,348	—	0.65	to	2.35	(7.51)	to	(5.90)
2012	21,679,451	11.4363	to	13.2504	283,700,615	0.79	0.65	to	2.35	4.88	to	6.72
2011	21,180,067	10.7163	to	12.5047	262,236,569	2.01	0.65	to	2.30	9.16	to	10.99

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MF2
2015	30,382,434	$10.3725	to	$9.4944	$305,073,432	1.30%	1.30%	to	2.55%	(0.83%)	to	(0.99%)
2014	36,736,454	10.4592	to	9.5891	373,635,108	1.25	1.30	to	2.55	(0.51)	to	(1.77)
2013	43,289,725	9.7617	to	10.5126	444,170,343	0.13	1.30	to	2.55	(1.86)	to	(0.60)
2012	45,178,189	9.9464	to	10.5758	468,269,992	1.15	1.30	to	2.55	(0.38)	to	0.91
2011	50,037,729	9.9840	to	10.4806	516,137,066	1.18	1.30	to	2.55	(2.03)	to	(0.78)

MG2
2015	16,047,854	9.9493	to	9.5382	158,937,215	1.04	0.65	to	2.10	(0.37)	to	(1.83)
2014	19,532,086	9.9867	to	9.7158	196,087,648	1.06	0.65	to	2.10	(0.17)	to	(1.62)
2013	21,172,711	9.8761	to	10.3242	214,945,968	—	0.65	to	2.10	(1.63)	to	(0.17)
2012	16,475,522	10.0204	to	10.4153	169,107,917	0.92	0.65	to	2.10	(0.15)	to	1.34
2011	17,502,438	9.8879	to	10.3509	178,971,071	0.93	0.65	to	2.10	(1.92)	to	(0.48)

MG3
2015	2,078,651	17.4222	to	16.0893	34,980,102	0.93	1.30	to	2.30	(3.60)	to	(4.57)
2014	2,458,735	18.0722	to	16.8605	43,133,660	0.97	1.30	to	2.30	8.93	to	7.83
2013	3,123,825	15.4055	to	16.5907	50,543,702	1.14	1.30	to	2.55	33.42	to	35.13
2012	4,163,118	11.5464	to	12.2773	50,057,208	1.03	1.30	to	2.55	13.40	to	14.86
2011	4,999,791	10.1822	to	10.6890	52,578,640	1.02	1.30	to	2.55	(0.14)	to	1.14

MG4
2015	1,911,690	18.3596	to	15.9433	31,822,181	0.69	0.65	to	2.15	(3.29)	to	(4.75)
2014	2,084,776	18.9850	to	16.7971	36,217,594	0.76	0.65	to	2.10	9.45	to	7.85
2013	2,245,602	15.5745	to	17.3463	35,968,593	0.96	0.65	to	2.10	33.66	to	35.64
2012	2,464,431	11.6525	to	12.7888	29,350,708	0.82	0.65	to	2.10	13.57	to	15.26
2011	2,669,109	10.2605	to	11.0959	27,863,552	0.85	0.65	to	2.10	0.19	to	1.67

MG6
2015	102,938,721	13.3571	to	15.7817	1,700,470,142	3.65	0.65	to	2.25	(0.52)	to	(2.12)
2014	117,541,381	13.4270	to	16.1240	1,971,564,429	1.32	0.65	to	2.25	4.36	to	2.68
2013	126,127,582	12.8664	to	16.4701	2,046,366,884	2.37	0.65	to	2.35	13.77	to	15.75
2012	130,451,076	11.1157	to	14.3300	1,847,638,432	2.34	0.65	to	2.35	7.79	to	9.67
2011	132,031,901	10.1353	to	13.1593	1,721,386,983	1.19	0.65	to	2.35	(4.11)	to	(2.45)

MG7
2015	402,041	15.6921	to	18.2161	7,573,913	0.31	0.65	to	2.10	(3.53)	to	(4.94)
2014	460,623	16.2667	to	19.1628	9,081,918	0.28	0.65	to	2.10	2.52	to	1.02
2013	528,380	15.8667	to	19.7365	10,256,649	0.87	0.65	to	2.30	36.47	to	38.77
2012	774,792	11.4339	to	14.3234	10,950,659	—	0.65	to	2.10	7.29	to	8.88
2011	837,562	10.5009	to	13.2484	10,975,717	0.43	0.65	to	2.10	(8.46)	to	(7.11)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
V44
2015	207,421	$17.9962	to	$16.7505	$3,575,777	—	0.65%	to	2.30%	11.24%	to	9.39%
2014	217,510	16.1778	to	15.3122	3,398,500	—	0.65	to	2.30	5.40	to	3.65
2013	141,552	14.8423	to	15.1032	2,123,254	0.10	1.35	to	2.10	44.62	to	45.73
2012	66,327	10.2694	to	10.3639	684,152	—	1.35	to	2.05	11.70	to	12.51
2011	2,558	9.2014	to	9.2119	23,549	—	1.35	to	1.75	(7.99)	to	(7.88)

V43
2015	479,964	15.7736	to	14.8601	7,397,574	—	1.35	to	2.10	(7.26)	to	(7.96)
2014	611,449	17.0083	to	16.1461	10,179,165	—	1.35	to	2.10	0.47	to	(0.30)
2013	738,540	16.1944	to	16.9294	12,247,977	0.22	1.35	to	2.10	34.60	to	35.63
2012	1,086,854	12.0317	to	12.4822	13,335,284	—	1.35	to	2.10	6.20	to	7.02
2011	1,270,344	11.2415	to	11.6637	14,623,674	0.23	1.35	to	2.30	(9.31)	to	(8.43)

O19
2015	911,851	18.1646	to	18.0266	20,459,674	—	0.65	to	2.35	2.60	to	0.84
2014	1,118,112	17.7049	to	17.8763	24,702,393	0.18	0.65	to	2.35	14.38	to	12.42
2013	1,235,424	15.0291	to	20.7651	24,194,235	0.75	0.65	to	2.35	26.39	to	28.59
2012	1,492,800	11.8246	to	16.2632	22,858,138	0.40	0.65	to	2.55	10.89	to	13.06
2011	1,706,163	10.5815	to	14.4868	23,384,048	0.11	0.65	to	2.55	(3.88)	to	(2.01)

O23
2015	1,051,993	9.8973	to	9.1845	10,095,675	2.01	1.30	to	2.10	(0.74)	to	(1.55)
2014	1,279,424	9.9711	to	9.3554	12,392,996	1.78	1.30	to	2.10	6.61	to	5.75
2013	1,457,258	8.8469	to	9.3527	13,279,282	2.13	1.30	to	2.10	10.46	to	11.37
2012	1,556,840	8.0088	to	8.3981	12,783,812	1.20	1.30	to	2.10	9.74	to	10.64
2011	1,674,843	7.2981	to	7.5719	12,476,713	2.09	1.35	to	2.10	(1.72)	to	(0.97)

O20
2015	1,162,408	15.3483	to	18.6697	24,056,298	1.06	0.65	to	2.25	3.00	to	(1.78)
2014	1,381,266	14.9015	to	19.0074	28,038,218	0.87	0.65	to	2.25	1.39	to	(0.24)
2013	1,563,988	14.6968	to	21.0555	31,659,251	1.15	0.65	to	2.25	24.14	to	26.17
2012	1,669,066	11.6489	to	16.7986	27,011,227	1.95	0.65	to	2.30	18.16	to	20.16
2011	2,105,725	9.6945	to	14.0727	28,580,499	1.05	0.65	to	2.30	(10.63)	to	(9.12)

O21
2015	10,443,174	19.2919	to	18.9782	229,753,746	0.65	1.30	to	2.55	1.77	to	3.14
2014	13,047,751	18.9570	to	18.5676	283,142,011	0.58	1.30	to	2.55	8.97	to	7.59
2013	17,117,234	16.1184	to	21.1921	341,777,797	0.86	1.30	to	2.55	28.09	to	29.73
2012	22,420,942	12.5260	to	16.3438	346,551,891	0.65	1.30	to	2.55	13.62	to	15.09
2011	27,952,286	10.9734	to	14.2086	377,082,799	0.60	1.30	to	2.55	(2.85)	to	(1.61)

O04
2015	208,260	23.5667	to	28.3115	6,257,962	0.64	1.30	to	2.25	(7.31)	to	(7.24)
2014	240,139	25.4265	to	30.8428	7,829,293	0.63	1.30	to	2.25	10.20	to	9.14
2013	295,912	22.4228	to	31.3754	8,773,000	0.70	1.30	to	2.25	37.46	to	38.80
2012	385,170	16.2044	to	22.6169	8,255,859	0.32	1.30	to	2.30	14.95	to	16.13
2011	448,379	13.7877	to	19.4849	8,319,941	0.42	1.30	to	2.30	(4.62)	to	(3.65)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
PH2
2015	17,585	$11.5124	to	$11.1420	$200,218	5.36%	1.35%	to	2.10%	(10.25%)	to	8.04%
2014	15,812	12.8266	to	12.5091	200,985	—	1.35	to	2.10	(0.46)	to	(1.21)
2013	2,964	12.6629	to	12.8855	37,848	1.74	1.35	to	2.10	16.69	to	17.59
2012	3,537	10.9583	to	10.9583	38,756	0.47	1.35	to	1.35	8.28	to	8.28
2011	7,060	10.1102	to	10.1202	71,413	—	1.35	to	1.70	1.10	to	1.20

P08
2015	1,618,473	12.5788	to	11.4590	19,696,479	2.92	1.35	to	2.25	(10.22)	to	(11.04)
2014	2,092,555	14.0101	to	12.8805	28,444,593	5.05	1.35	to	2.25	(0.88)	to	(1.79)
2013	2,482,202	13.0602	to	14.1349	34,072,842	4.90	1.35	to	2.30	(2.03)	to	(1.08)
2012	1,672,848	13.0886	to	14.2893	23,316,562	6.80	1.35	to	2.55	12.00	to	13.39
2011	447,883	11.8723	to	12.6023	5,491,304	6.94	1.35	to	2.30	(0.38)	to	0.58

PC0
2015	1,909,115	10.2297	to	9.6051	18,751,715	2.84	0.65	to	2.10	(9.78)	to	(11.10)
2014	2,156,461	11.3384	to	10.8039	23,698,600	5.13	0.65	to	2.10	(0.20)	to	(1.65)
2013	2,162,181	10.9857	to	11.3609	24,033,787	4.55	0.65	to	2.10	(1.99)	to	(0.54)
2012	1,970,809	11.2091	to	11.4228	22,244,284	5.61	0.65	to	2.10	12.38	to	14.06
2011	763,861	9.9739	to	10.0150	7,630,325	6.79	0.65	to	2.10	(0.26)	to	0.15

P70
2015	95,997	4.8221	to	4.5374	446,503	4.02	0.65	to	2.05	(26.15)	to	(27.19)
2014	77,398	6.5292	to	6.2317	491,255	0.26	0.65	to	2.05	(19.15)	to	(20.29)
2013	98,183	7.8180	to	8.0757	777,700	1.66	0.65	to	2.05	(16.46)	to	(15.27)
2012	123,399	9.3588	to	9.5310	1,163,627	2.52	0.65	to	2.05	2.96	to	4.44
2011	62,501	9.0900	to	9.1261	569,007	6.68	0.65	to	2.05	(9.10)	to	(8.74)

P10
2015	7,094,528	5.3448	to	4.8295	36,847,209	4.54	0.65	to	2.35	(26.19)	to	(27.45)
2014	6,462,517	7.2412	to	6.6573	45,945,802	0.36	0.65	to	2.35	(18.96)	to	(20.34)
2013	6,478,457	8.3575	to	9.0834	57,375,797	1.73	0.65	to	2.35	(16.71)	to	(15.25)
2012	6,600,955	10.0337	to	10.8339	69,673,586	2.78	0.65	to	2.35	2.90	to	4.70
2011	7,266,721	9.7508	to	10.4158	73,969,457	14.31	0.65	to	2.35	(9.73)	to	(8.16)

PK8
2015	514,828	10.8266	to	16.1760	12,770,747	5.18	0.65	to	2.55	(2.88)	to	(4.74)
2014	664,024	11.1479	to	16.9809	17,205,673	5.23	0.65	to	2.55	0.86	to	(1.07)
2013	807,165	11.0524	to	27.6386	21,005,673	5.00	0.65	to	2.55	(9.34)	to	(7.57)
2012	954,608	11.9580	to	30.1155	27,021,992	4.93	0.65	to	2.30	15.18	to	17.13
2011	1,020,777	10.2089	to	25.8937	25,025,685	5.32	0.65	to	2.30	3.89	to	5.64

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
P20
2015	35,308	$10.3522	to	$10.0190	$361,335	5.19%	1.35%	to	2.10%	(3.66%)	to	(4.40%)
2014	39,674	10.7458	to	10.4797	422,707	5.08	1.35	to	2.10	0.05	to	(0.71)
2013	50,359	10.5545	to	10.7402	537,988	4.90	1.35	to	2.10	(9.01)	to	(8.32)
2012	55,383	11.6001	to	11.7144	647,237	4.86	1.35	to	2.10	15.30	to	16.19
2011	41,476	10.0609	to	10.0824	417,873	0.68	1.35	to	2.10	0.61	to	0.82

PD6
2015	49,587,168	10.1180	to	10.6122	549,137,374	1.58	0.65	to	2.25	(0.91)	to	(2.50)
2014	56,498,567	10.2107	to	10.8847	637,259,828	2.34	0.65	to	2.25	3.89	to	2.22
2013	72,498,400	9.8283	to	11.0842	794,289,727	3.11	0.65	to	2.25	(9.98)	to	(8.51)
2012	90,852,198	10.7422	to	12.2009	1,098,153,881	3.19	0.65	to	2.25	6.31	to	8.06
2011	92,518,029	9.9407	to	11.3711	1,044,595,551	1.81	0.65	to	2.25	(4.00)	to	(2.44)

P06
2015	3,448,066	13.3416	to	13.6990	51,516,094	3.70	1.30	to	2.30	(3.97)	to	(4.94)
2014	4,261,623	13.8932	to	14.5017	66,613,350	1.43	1.30	to	2.30	1.76	to	0.73
2013	5,155,938	13.0181	to	16.0778	79,426,344	1.64	1.30	to	2.35	(11.35)	to	(10.40)
2012	5,645,895	14.6029	to	17.9528	97,276,054	1.08	1.30	to	2.35	6.19	to	7.34
2011	6,421,218	13.6738	to	16.7335	103,470,424	2.14	1.30	to	2.35	9.06	to	10.23

P07
2015	12,782,699	15.3525	to	13.3552	204,323,414	4.63	1.30	to	2.55	(0.86)	to	(2.11)
2014	15,806,505	15.4850	to	13.6433	256,208,609	2.15	1.30	to	2.55	2.93	to	1.62
2013	19,151,407	13.4254	to	16.4258	302,435,033	2.20	1.30	to	2.55	(4.46)	to	(3.24)
2012	20,657,880	14.0524	to	16.9837	338,090,727	2.57	1.30	to	2.55	6.79	to	8.17
2011	24,120,523	13.1584	to	15.7088	366,194,416	2.61	1.30	to	2.55	0.98	to	2.27

PI3
2015	2,146,145	10.6752	to	10.3318	22,655,392	0.09	1.35	to	2.10	(1.88)	to	(2.63)
2014	2,039,866	10.8800	to	10.6106	22,002,171	—	1.35	to	2.10	2.45	to	1.68
2013	1,907,591	10.4357	to	10.7922	20,126,427	—	0.65	to	2.10	1.90	to	3.40
2012	687,110	10.2416	to	10.3425	7,077,333	—	1.35	to	2.10	2.17	to	2.95
2011	222,829	10.0243	to	10.0457	2,236,443	—	1.35	to	2.10	0.24	to	0.46

P72
2015	915,560	17.5294	to	16.6341	15,831,203	1.42	1.35	to	2.55	(4.35)	to	(5.52)
2014	877,251	18.3270	to	17.6051	15,909,266	1.59	1.35	to	2.55	11.14	to	9.79
2013	635,744	16.0356	to	16.4901	10,403,998	1.27	1.35	to	2.55	29.04	to	30.63
2012	212,723	12.4677	to	12.6236	2,672,455	1.41	1.35	to	2.30	16.55	to	17.69
2011	24,071	10.7052	to	10.7266	257,899	—	1.35	to	2.05	7.05	to	7.27

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]

3XX
2012	—	$—	to	$—	—	6.91%	1.35%	to	2.10%	8.59%	to	9.37%
2011	358,397	9.7487	to	9.9895	3,542,567	2.32	1.35	to	2.10	(18.21)	to	(17.59)

SBI
2012	—	—	to	—	—	5.92	0.65	to	2.30	11.03	to	12.79
2011	492,505	8.5574	to	8.7044	4,250,461	0.02	0.65	to	2.25	(14.66)	to	(13.26)

SSA
2012	—	—	to	—	—	3.25	0.65	to	2.30	10.93	to	12.69
2011	2,632,636	9.3802	to	10.9384	26,193,175	0.72	0.65	to	2.30	(1.15)	to	0.52

SVV
2012	—	—	to	—	—	1.24	0.65	to	2.30	8.14	to	9.86
2011	25,668,113	8.2963	to	10.3275	219,794,746	0.65	0.65	to	2.30	(6.22)	to	(4.64)

1XX
2012	—	—	to	—	—	—	0.01	to	0.02	11.71	to	13.48
2011	860,442	11.0483	to	14.1528	12,044,289	—	0.65	to	2.25	(3.42)	to	(1.84)

SLC
2012	—	—	to	—	—	1.58	1.30	to	2.55	8.18	to	9.49
2011	32,153,502	8.6350	to	9.0649	286,911,643	0.63	1.30	to	2.55	(8.54)	to	(7.37)

S12
2012	—	—	to	—	—	1.14	1.35	to	2.10	8.36	to	9.14
2011	1,500,444	8.6961	to	8.9528	13,280,139	0.41	1.35	to	2.10	(8.36)	to	(7.66)

S14
2012	—	—	to	—	—	6.20	0.65	to	2.35	10.57	to	12.38
2011	2,326,972	10.3769	to	12.5235	28,641,325	7.11	0.65	to	2.35	1.58	to	3.35

4XX
2012	—	—	to	—	—	2.91	0.65	to	2.55	5.28	to	7.21
2011	53,824,196	10.0220	to	12.2353	651,823,271	2.46	0.65	to	2.25	1.03	to	2.68

S16
2012	—	—	to	—	—	0.08	1.35	to	2.35	14.74	to	15.84
2011	3,190,123	10.1503	to	10.5521	33,258,401	—	1.35	to	2.35	(10.19)	to	(9.27)

LGF
2012	—	—	to	—	—	—	0.01	to	0.02	9.67	to	10.46
2011	663,785	8.1864	to	8.5485	5,569,702	0.07	1.35	to	2.10	(6.79)	to	(6.08)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]

IGB
2012	—	$—	to	$—	—	2.16%	0.65%	to	2.55%	3.39%	to	5.29%
2011	13,453,290	10.4456	to	12.6212	166,269,297	3.37	0.65	to	2.35	4.28	to	6.09

CMM
2012	—	—	to	—	—	—	0.65	to	2.30	(2.16)	to	(0.61)
2011	14,892,335	9.2761	to	10.3511	150,078,153	—	0.65	to	2.30	(2.29)	to	(0.65)

W41
2015	17,210	19.1829	to	17.7642	319,237	0.01	1.35	to	2.05	(1.10)	to	(1.81)
2014	23,675	19.3972	to	18.0911	444,753	—	1.35	to	2.05	1.75	to	1.03
2013	28,431	17.9073	to	19.0638	526,566	0.29	1.35	to	2.05	31.82	to	32.76
2012	37,543	13.5845	to	14.3593	525,113	0.37	1.35	to	2.05	16.02	to	16.85
2011	56,247	11.7091	to	12.2887	676,190	2.12	1.35	to	2.05	(19.37)	to	(18.79)

W42
2015	4,229	18.1909	to	17.4081	75,099	—	1.65	to	2.05	(2.25)	to	(2.65)
2014	4,347	18.6096	to	17.8815	79,117	—	1.65	to	2.05	3.06	to	2.64
2013	4,578	17.4222	to	18.0578	80,974	0.14	1.65	to	2.05	31.01	to	31.55
2012	4,820	13.2981	to	13.7272	64,970	0.32	1.65	to	2.05	17.54	to	18.03
2011	4,964	11.3133	to	11.6306	56,842	—	1.65	to	2.05	(5.47)	to	(5.08)

W46
2015	3,851,623	11.2410	to	10.2720	41,497,667	1.24	0.65	to	2.55	(0.52)	to	(2.42)
2014	3,836,516	11.2995	to	10.5269	41,913,262	1.36	0.65	to	2.55	4.90	to	2.90
2013	3,349,146	10.2303	to	10.7712	35,196,445	1.25	0.65	to	2.55	(4.92)	to	(3.07)
2012	2,389,154	10.8060	to	11.1121	26,148,333	1.41	0.65	to	2.30	3.64	to	5.40
2011	1,392,144	10.4297	to	10.5425	14,584,779	1.53	0.65	to	2.25	4.30	to	5.43

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
[3]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The ranges for the current year total return are based on the groupings that produced the lowest and highest expense ratios.
[4]	The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The ranges for the current year unit value are based on the groupings that produced the lowest and highest expense ratios. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report,

Statutory Financial Statements as of

December 31, 2015 and 2014 and for the Years

Ended December 31, 2015, 2014 and 2013

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2015 and 2014, and the related statutory statements of operations and changes in capital stock and surplus, and cash flows for the years ended December 31, 2015, 2014 and 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years ended December 31, 2015, 2014 and 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years ended December 31, 2015, 2014 and 2013, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As discussed in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in 2013. Our opinion is not modified with respect to this matter.

April 29, 2016

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2015 AND 2014 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2015	2014
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Debt securities	$5,853,362	$5,331,560
Preferred stocks	32,634	33,120
Common stocks	550,351	496,736
Mortgage loans on real estate	490,340	671,120
Properties held for sale	—	6,225
Cash, cash equivalents and short-term investments	1,536,423	2,797,104
Contract loans	630,826	623,220
Derivatives	246,437	255,524
Other invested assets	529,509	491,951
Mortgage escrow funds	3,142	6,251
Receivables for securities	8,167	33,531
Investment income due and accrued	84,071	70,786
Amounts recoverable from reinsurers	4,282	15,772
Other amounts receivable under reinsurance contracts	8,777	—
Current federal and foreign income tax recoverable	8,071	15,519
Net deferred tax asset	213,377	207,585
Receivables from parent, subsidiaries and affiliates	1,298	2,049
Cash value of Company Owned Life Insurance	89,431	89,946
Reinsurance deposit asset	1,332,097	176,764
Other assets	24,657	24,446

Total general account assets	11,647,252	11,349,209
SEPARATE ACCOUNT ASSETS	25,229,673	29,350,568

TOTAL ADMITTED ASSETS	$36,876,925	$40,699,777

	2015	2014
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$7,811,011	$7,274,572
Liability for deposit type contracts	189,353	215,544
Contract claims	45,934	36,076
Other amounts payable on reinsurance	3,232	5,327
Interest maintenance reserve	27,333	11,021
Commissions to agents due or accrued	8,358	8,248
General expenses due or accrued	51,851	58,998
Transfers from Separate Accounts due or accrued (net)	(644,905)	(705,218)
Remittances and items not allocated	31,013	7,302
Borrowed money and accrued interest thereon	25,000	210,022
Asset valuation reserve	151,228	154,431
Payable for securities	521,988	1,808,492
Reinsurance in unauthorized and certified companies	—	145
Funds held under reinsurance treaties with unauthorized and certified reinsurers	270,742	260,824
Funds held under coinsurance	1,332,097	176,764
Derivatives	51,090	83,125
Other liabilities	136,037	148,949

Total general account liabilities	10,011,362	9,754,622
SEPARATE ACCOUNT LIABILITIES	25,229,672	29,353,673

Total liabilities	35,241,034	39,108,295
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	410,756	366,347

Total surplus	1,629,454	1,585,045

Total capital stock and surplus	1,635,891	1,591,482

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$36,876,925	$40,699,777

1

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
INCOME:
Premiums and annuity considerations	$1,321,183	$1,783,056	$1,559,375
Considerations for supplementary contracts with life contingencies	28,768	29,190	23,283
Net investment income	381,623	50,614	(318,661)
Amortization of interest maintenance reserve	18,777	18,502	19,884
Commissions and expense allowances on reinsurance ceded	2,932	3,676	5,402
Reserve adjustments on reinsurance ceded	—	—	(141)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	467,433	480,820	541,274
Change in cash value of Company Owned Life Insurance	(515)	(54)	—
Investment loss on reinsurance deposit asset	46,818	102,960	—
Other income	93,093	106,183	118,236

Total Income	2,360,112	2,574,947	1,948,652
BENEFITS AND EXPENSES:
Death benefits	142,344	153,679	119,471
Annuity benefits	589,120	682,288	714,186
Surrender benefits and withdrawals for life contracts	2,518,026	3,385,457	2,996,819
Interest and adjustments on contract or deposit-type contract funds	6,607	9,688	(26,269)
Payments on supplementary contracts with life contingencies	31,740	35,769	14,146
Increase in aggregate reserves for life and accident and health contracts	536,439	644,086	(68,412)

Total Benefits	3,824,276	4,910,967	3,749,941
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	119,118	109,136	105,117
Commissions and expense allowances on reinsurance assumed	123	127	132
General insurance expenses	231,294	216,356	191,813
Insurance taxes, licenses and fees, excluding federal income taxes	4,697	6,025	5,658
Net transfers (from) or to Separate Accounts net of reinsurance	(2,160,670)	(2,749,140)	(2,657,842)
Investment expense (income) on funds withheld	58,979	(225,350)	23,453
Other deductions	3,990	3,832	44,148

Total Benefits and Expenses	2,081,807	2,271,953	1,462,420
Net income (loss) from operations before federal income tax (benefit) expense and net realized capital gains (losses)	278,305	302,994	486,232
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(2,729)	6,861	(84,275)

Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	281,034	296,133	570,507
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	67,719	19,628	112,373

NET INCOME	$348,753	$315,761	$682,880

See notes to statutory financial statements.

2

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,591,482	$1,410,420	$1,235,854
Net income	348,753	315,761	682,880
Change in net unrealized capital (losses) gains, net of deferred income tax	(5,299)	424,710	(232,924)
Change in net unrealized foreign exchange capital (losses) gains	(7,317)	(1,413)	(4,954)
Change in net deferred income tax	(101,139)	(123,660)	(202,295)
Change in non-admitted assets	107,496	151,478	64,940
Change in liability for reinsurance in unauthorized and certified companies	145	(129)	(2)
Change in asset valuation reserve	3,203	(85,470)	(21,820)
Surplus withdrawn (contributed to) from Separate Accounts during period	552	—	—
Changes in Separate Accounts surplus	3,106	25,443	(29,004)
Cumulative effect of changes in accounting principles	6,255	—	—
Decrease in surplus paid in	—	—	(82,794)
Dividends to stockholders	(311,543)	(185,000)	—
Stock option excess tax benefit	—	—	539
Investment benefit on funds withheld—unrealized	197	(340,658)	—
Increase in unassigned surplus—quasi reorganization	—	—	1,851,883
Decrease in gross paid in and contributed surplus—quasi reorganization	—	—	(1,851,883)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,635,891	$1,591,482	$1,410,420

See notes to statutory financial statements.

3

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,349,951	$1,812,246	$1,582,658
Net investment income	408,727	322,375	408,807
Federal and foreign income taxes received	4,077	528	73,478
Miscellaneous income	554,167	609,258	671,892

Total receipts	2,316,922	2,744,407	2,736,835
Benefits and loss related payments	3,267,558	4,317,666	3,806,068
Net transfers (from) to Separate Accounts	(2,221,535)	(2,869,878)	(2,693,451)
Commissions, expenses paid and aggregate write-ins for deductions	377,301	343,135	388,367

Total payments	1,423,324	1,790,923	1,500,984

Net cash from operations	893,598	953,484	1,235,851

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Debt Securities	2,287,249	2,651,165	4,130,495
Stocks	25,026	8,079	71,461
Mortgage loans	368,687	141,903	172,379
Real Estate	13,275	120,126	148,457
Other Invested Assets	83,147	285,341	139,648
Net (losses) or gains on cash, cash equivalents and short-term investments	(1,558)	212	108
Miscellaneous proceeds	19,113	1,336,187	394,239

Total investment proceeds	2,794,939	4,543,013	5,056,787
Cost of investments acquired (long-term only):
Debt Securities	(2,827,494)	(3,170,123)	(1,409,340)
Stocks	(74,352)	(95,569)	(715)
Mortgage loans	(165,500)	(61,600)	(105,046)
Real Estate	(173)	(1,451)	(16,384)
Other Invested Assets	(94,474)	(582,554)	(218,365)
Miscellaneous proceeds	(1,276,604)	(130,491)	(969,951)

Total investments acquired	(4,438,597)	(4,041,788)	(2,719,801)
Net (increase) decrease in contract loans and premium notes	(7,342)	(86,505)	27,009

Net cash from investments	(1,651,000)	414,720	2,363,995

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus	—	—	(82,796)
Borrowed funds	(185,022)	210,023	(100,002)
Net deposits on deposit-type contracts and other liabilities	(26,191)	31,062	(943,849)
Dividends to stockholders	(311,543)	(185,000)	—
Other cash provided (used)	19,477	(67,310)	(1,374,505)

Net cash from financing and miscellaneous sources	(503,279)	(11,225)	(2,501,152)

Net change in cash, cash equivalents and short-term investments	(1,260,681)	1,356,979	1,098,694
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	2,797,104	1,440,125	341,431

End of year	$1,536,423	$2,797,104	$1,440,125

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2015	2014	2013
Exchanges of debt securities	$39,626	$192,199	$82,024
Exchanges of preferred stock	150	—	—
Transfer of mortgages to other invested assets	—	—	11,816
Transfer of mortgages out of other invested assets	—	—	54,474
Transfer of real estate to other invested assets	—	—	11,637
Transfer of other invested assets to real estate	5,222	—	—
Transfer of bonds to common stock	18,012	—	—
Transfer of bonds to other invested assets	23,517	—	—
Distribution of previously wholly-owned subsidiary to former parent	—	—	70,700
Quasi-reorganization	—	—	1,851,883
Premium related to SPWL recapture	—	—	1,331,908

See notes to statutory financial statements.

4

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”) formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company. Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“SLC—U.S. Ops Holdings”). SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent, including all of the issued and outstanding shares of the Company (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013. In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close. (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY, reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. Effective July 31, 2013, DLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s board of directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith. On November 4, 2013, the Company began writing new annuity business with the launch of a multi-year guaranteed fixed annuity.

BASIS OF PRESENTATION

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

5

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of and for the years ended December 31, 2015, 2014 and 2013.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97— Investments in Subsidiary, Controlled and Affiliated Entities are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries and controlled partnerships are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and flow through surplus on a statutory basis. The Company employs hedge accounting on a limited basis.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

6

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

RECLASSIFICATIONS

Effective January 1, 2014, the Company recorded $51.9 million of reserve reclassifications reducing Aggregate reserve for life contracts and increasing Liabilities for deposit type contracts. This reclassification had no impact on the Company’s net income or surplus.

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year following the date of acquisition. Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC

7

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting rating is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.

Preferred Stocks, Common Stocks and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”). Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than

8

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Property Held for Sale

Real estate includes properties held for sale. Properties held for sale are carried at the lower of depreciated cost or fair value, less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to

9

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.

Interest rate swaps are mainly employed for duration matching purposes. Interest rate swaps are also used to hedge the guaranteed minimum living benefit in some variable annuity policies.

The Company utilizes interest rate swaps to hedge interest rate risk arising from the variability of cash flows related to certain variable rate funding agreements. These swaps were designated as cash flow hedges. Interest rate swaps that qualified for hedge accounting treatment were recognized in a manner consistent with the hedged item and were carried at amortized cost. At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus was fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap was not proven highly effective, it would be stated at fair value and then changes in fair value would be recorded through unrealized gains/losses within surplus. These series of funding agreements matured in 2013.

The Company utilizes listed put and call options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are stated at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain S&P have been designated as fair value hedges of the index credits of certain fixed index annuity contracts. If proven highly effective, the options are reported at fair value. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed index annuity contracts. The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are marked to market. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.

10

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results

11

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2015, the NAIC adopted SSAP No. 40R, “Real Estate Investments.” SSAP No. 40R provides guidance for a single real estate property investment that is wholly-owned by a limited liability company under certain conditions. The adoption of SSAP No. 40R had an impact of $6.2 million on the Company which has been recorded in Cumulative effect of changes in accounting principles, in the Statutory Statements of Changes in Capital Stock and Surplus. This amount represents the value of a previously non-admitted other invested asset which became admitted upon adoption of SSAP No. 40R.

Effective December 15, 2014, the NAIC adopted SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act (“SSAP No. 107”). SSAP No 107 provides guidance related to certain premium stabilization programs. The adoption of SSAP No. 107 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 106, Affordable Care Act Assessments (“SSAP No. 106”). SSAP No. 106 relates to fees paid to the federal government by health insurers. The adoption of SSAP No. 106 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”). SSAP No. 105 amended SSAP No. 20, Non-admitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments.

Effective January 1, 2013, the NAIC adopted SSAP No. 104, Share-Based Payments (“SSAP No. 104”). SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within Financial Accounting Standards Board (“FASB”)

12

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Accounting Standards Codification Topic 718. The adoption of SSAP No. 104 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaced SSAP No. 91R of the same name and established new conditions for when a transferred financial asset is accounted for as a sale, in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates, former affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates, former affiliates and other related parties for the reporting period.

Investments in Subsidiaries

(amounts in thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2015	2014
DLNY	Insurance	$401,810	$417,563
DL Reinsurance Company	Insurance	30,573	30,000
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$433,837	$449,017

The equity values of two other non-insurance subsidiaries; DL Information Services Canada, Inc. (“DL Canada”) and DL Information Services Ireland Limited (“DL Ireland”) totaled to $0.5 million and were non-admitted assets as of December 31, 2014. In October 2015, the Company sold its wholly-owned subsidiary, DL Information Services Ireland Limited (“DL Ireland”), for $256 thousand. The non-admitted equity value of DL Canada was $0.7 million at December 31, 2015.

In addition, the Company owns the membership interests of the following limited liability companies:DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; and DL Investment Holdings 2015-1, LLC. The value of certain limited liability companies without audited financial statements were non-admitted as of December 31, 2015 and as of December 31, 2014.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates and former affiliates.

13

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Reinsurance Related Agreements

The Company entered into a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds withheld coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R–Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. The Department approved the VA Treaty on December 29, 2014 and it was effective December 31, 2014. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

The Company also entered into a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds withheld basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. The Department approved the FIA Treaty on June 30, 2015, with an effective date as of January 1, 2015. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

A summary of the impact of these treaties on the Company’s December 31, 2015 and December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is set forth below:

(amounts in thousands)
	Treaty Impacts
Statement of Operations	2015	2014
Investment income on reinsurance deposit asset	$46,818	$102,960

Total Revenue	46,818	102,960
Investment expense on funds withheld	47,016	(237,698)

Total policyholder benefits and expenses	47,016	(237,698)
Net (loss) gain from operations after dividends and before federal income taxes	(198)	340,658

Statement of Changes in Capital Stock and Surplus
Investment benefit (expense) on funds withheld—unrealized	198	(340,658)
Net change in capital stock and surplus from reinsurance treaties	—	—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,332.1 million and $176.8 million at December 31, 2015 and 2014, respectively and a corresponding amount in funds held under reinsurance liability.

14

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch of the Sun Life Assurance Company of Canada (the “U.S. Branch”), and an affiliate, Delaware Life Reinsurance (Barbados) Corp. (formerly known as Sun Life Reinsurance (Barbados) No.3 Corp.) (“Barbco”).

Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco to support the assumed liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Company’s board of directors approved the recapture of 100 percent of the risks under certain single premium whole life (“SPWL”) policies that were reinsured to the U.S. Branch pursuant to a December 31, 2003 reinsurance agreement. The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain of the Company’s in-force corporate and bank-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-withheld basis. (Refer to Note 9 for more detail.)

Capital Transactions

The Company made capital contributions totaling $30 million to DLRC during the fourth quarter of 2014.

In November 2014, the Company paid a premium of $90 million to purchase life insurance through its single member limited liability company, DL Services Holdings LLC, a wholly owned subsidiary of the Company formed on November 17, 2014.

The Company made a capital contribution of $100 to IDF IX, LLC, a wholly-owned subsidiary of the Company formed on November 18, 2014.

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2015, 2014, and 2013. In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. In March 2015, the Company paid an ordinary dividend of $200 million to the Parent. In September 2015, the Company paid an ordinary dividend of $75 million to the Parent and received an ordinary dividend of $36.5 million from its wholly-owned subsidiary, DLNY. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. No dividends were paid during the year ended December 31, 2013.

Other Invested Assets

The Company also owned the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”), which was dissolved in 2015. The real estate asset originally held in the LLC was disposed of during 2015 (refer to Notes 1 and 5). During 2013, mortgages with a value of $11.8 million were transferred by the Company to the LLC, and $54.5 million of mortgages were transferred from the LLC. During 2013, the LLC also distributed capital of $19.4 million to the Company. There are no remaining assets as of December 31, 2015.

15

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 1.15%. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note will mature on June 30, 2017. There was no outstanding balance at December 31, 2015.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“SLF Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2015 and 2014, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2015, the Noteholders were as follows:

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2015 and 2014 were as follows (amounts in thousands):

						Interest Paid
					Principal/	Year Ended
				Face	Carrying	December 31,
Issue Date	Type	Rate	Maturity	Amount	Value	2015 and 2014
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon, shall be subordinate to payments due to policyholders, claimants and beneficiaries; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note shall be entitled to receive payment in full of all amounts. The Company has no

16

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on surplus notes for years ended December 31, 2015, 2014 and 2013, respectively. Total interest paid through December 31, 2015 was approximately $819.6 million. There have been no principal payments since original issuance of the notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2015 and 2014.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013. Total interest credited for these two funding agreements was $3.0 million for the year ended December 31, 2013. On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which matured during October 2013. For interest on this demand note, the Company expensed $0.5 million for the year ended December 31, 2013.

Prior to the Sale Transaction, the Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company’s obligations related to (1) the two floating rate funding agreements totaling $900 million issued to LLC III due in October, 2013, (2) the interest rate swap agreement with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) the $100 million floating rate demand note issued to LLC III due in October 2013. The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note. Any excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus as a component of liability for deposit-type contracts.

Administrative Services Agreements and Other

The Company is party to various related party agreements. Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction.

For periods prior to August 1, 2013

From January 1, 2012 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million for the period ended July 31, 2013.

17

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Pursuant to an administrative services agreement between the Company and Sun Life Services. Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties. Total expenses under this agreement were $38.7 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Assurance Company of Canada (“SLOC”), a former affiliate, under which the Company provided various administrative services to SLOC upon request. Pursuant to this agreement, the Company allocated amounts of $48.7 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provided that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $12.2 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.6 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited (“SLISIL”), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company. Expenses under these agreements amounted to approximately $14.1 million for the period ended July 31, 2013. These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC—U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company. Amounts recognized under this agreement amounted to approximately $11.4 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

For periods after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to inter-company agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.8 million and $3.2 million, respectively, for the periods ended December 31, 2015 and December 31, 2014 and $1.3 million for the period August 2, 2013 to December 31, 2013, of which $0.3 million, $0.4 million and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis.

18

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company allocated amounts related to this agreement of $13.0 million, $14.8 million, and $12.1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company had an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provided administrative services with respect to certain open-end investment management companies for which SCA served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable contracts issued by the Company. Amounts recognized under this agreement amounted to approximately $0.0 million, $0.0 million, and $4.1 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company incurred $0.6 million, $1.6 million and $8.5 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company previously leased office space to its former affiliate, SLOC, under a lease agreement with a term originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch.

In connection with the Company’s change in control on August 2, 2013, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements that the Company filed pursuant to the terms of this undertaking:

An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $9.9 million, $10.9 million and $6.7 million for the years ended December 31, 2015, 2014, and 2013 respectively.

An investment services agreement between the Company and GPIM, whereby GPIM provides services to the Company with respect to certain general account assets that GPIM does not manage for the Company under other agreements. Expenses incurred under this agreement amounted to approximately $1.6 million, $1.2 million and $0.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. There were $132 thousand, $34 thousand and $0 thousand in expenses incurred related to this agreement for the years ended December 31, 2015, 2014 and 2013 respectively.

A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $49.5 million, $47.3 million, and $25.5 million for the years ended December 31, 2015, 2014, and 2013 respectively.

A Master Agency Agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under this agreement amounted to approximately $18.9 million in 2015. The Company did not incur expenses related to this agreement in 2014 and 2013.

19

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

A Master Agency Agreement between the Company and Divinshire Insurance Agency, LLC (“Divinshire”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Divinshire to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. The master agency agreement was entered into during 2015 and no expenses were incurred.

A services agreement between the Company and se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $8.9 million, $3.6 million, and $0.1 million for the years ended December 31, 2015, 2014, and 2013 respectively. In addition, the Company incurred $31.4 million, $18.9 million, and $2.0 million of conversion costs related to this agreement for the years ended December 31, 2015, 2014, and 2013, respectively.

A selling agreement among the Company, GIS, and South Blacktree, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.5 million and $0.2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company has an administrative services agreement dated December 1, 2008 with its wholly owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There are equal and offsetting amounts incurred under these two agreements.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco pursuant to which the Company provides administrative and tax services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.6 million, $35 thousand and $0.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigned to the Company all of the Parent’s right, title and interest in and to, and the Company assumed the obligations of the Parent under, a purchaser transition services agreement dated as August 2, 2013 between the Parent and SLC—U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates. Expenses incurred under this agreement amounted to $5.1 million and $8.2 million for the years ended December 31, 2015, and 2014, respectively and $2.9 million for the period August 2, 2013 through December 31, 2013.

The Company has an administrative services agreement dated December 22, 2014 with DLRC, pursuant to which the Company furnishes certain investment, actuarial, and administrative services to DLRC.

The Company had $1.3 million and $2.0 million due from affiliates, $0.3 million and $1.3 million due to affiliates and $13.4 million and $13.1 million, included in general expenses due or accrued to other related parties as

20

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

of December 31, 2015 and 2014, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also sold a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to affiliated short-term investments in 2015 and the average yield was 7.23%. As of December 31, 2015, the Company held $458 million of affiliated short-term investments.

During 2014, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $344 million. The Company also sold a portion of these investments back to these affiliates, totaling $209 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $3.9 million of investment income related to these short-term investments in 2014 and the average yield was 7.02%. As at December 31, 2014, the Company held $135 million of affiliated short-term investments.

In 2014, the Company’s wholly-owned subsidiary, DL Service Holdings, LLC, purchased corporate-owned life insurance (“COLI”) with a cash value of $89.9 million as of December 31, 2014 on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a related party. At December 31, 2015 the cash value of COLI was $89.4 million which includes policy loans incurred from ELIC totaling $68.4 million and $38.6 million during 2015 and 2014 respectively.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member LLC with a total value of $177.1 million and outstanding policy loans of $115.3 million and recognized premium income of $177.3 million. During 2015 the Company recognized additional premium income of $25.0 million. Outstanding policy loans totaled $148.1 million, including capitalized interest at December 31, 2015. The net cash value of the policies were $211.2 million and $177.4 million at December 31, 2015 and 2014, respectively.

At December 31, 2015 and 2014, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2015	2014
Debt securities	$911,485	$945,239
Common stocks	67,849	29,270
Short-term investments	—	69,203
Other invested assets	48,000	101,460

Total	$1,027,334	$1,145,172

21

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Other Sale Transaction Related Transactions

During 2013, the Company executed the following transactions in conjunction with the Sale Transaction:

The Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, for a total sale price of $88.0 million. The Property was recorded as Properties held for sale as of December 31, 2012. The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property. The sale of the Property resulted in a gain of $32.3 million.

Two of the Company’s real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved. The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the real estate was conveyed to the Company. The real estate was subsequently sold to the U.S. Branch, at a fair market value totaling $16.5 million resulting in a pre-tax gain of $4.9 million. In addition, another of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at a fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million and resulting in a gain of $6.8 million, including one property from the Company’s Separate Accounts for a fair market value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including its U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million. This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts. The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at a fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch). Realized gains of approximately $108 million were recognized upon the sale of these securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998. In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guaranty was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the Contracts. The cash surrender value of the Contracts at December 31, 2015 was approximately $272.5 million. At December 31, 2015 and 2014, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a

22

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts.

The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $9.3 million and $9.8 million at December 31, 2015 and 2014 respectively. There is no liability accrued for this guaranty.

The Company guaranteed the full and timely payment of the obligations of Sun Life Financial Distributors, Inc. (“SLFD”), as tenant under a commercial office lease dated April 13, 2007. Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations. The maximum potential amount of future payments (undiscounted) that the Company could have been required to make under the guaranty was $0. This guaranty terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million for the year ended December 31, 2013. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

The Company had an RSU plan, pursuant to which participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant. RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock. The Company incurred expenses of $13 thousand, $1.6 million, and $7.0 million relating to RSUs for the years ended December 31, 2015, 2014 and 2013, respectively.

23

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2015
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
Foreign Government	$—	$—	$—	$—
U.S. Governments	225,249	518	(1,034)	224,733
All Other Governments	20,059	1,378	(18)	21,419
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,805	185	(188)	8,802
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	213,464	5,949	(2,171)	217,242
Industrial and Miscellaneous (Unaffiliated)	5,352,038	66,553	(162,162)	5,256,429
Hybrid Securities	33,747	760	(6,535)	27,972

Total debt securities	$5,853,362	$75,343	$(172,108)	$5,756,597

Preferred Stocks	$32,634	$424	$(997)	$32,061

	December 31, 2014
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
Foreign Government	$—	$—	$—	$—
U.S. Governments	267,085	3,191	(564)	269,712
All Other Governments	7,915	335	—	8,250
U.S. States, Territories and Possessions (Direct and Guaranteed)	936	115	—	1,051
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	238,855	8,839	(1,034)	246,660
Industrial and Miscellaneous (Unaffiliated)	4,723,043	147,402	(28,089)	4,842,356
Hybrid Securities	93,726	7,151	(2,504)	98,373

Total Debt Securities	$5,331,560	$167,033	$(32,191)	$5,466,402

Preferred Stocks	$33,120	$273	$(743)	$32,650

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because

24

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2015
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$64,183	$64,337
Due after one year through five years	817,503	819,377
Due after five years through ten years	1,087,720	1,075,160
Due after ten years	1,252,095	1,205,609

Total before asset and mortgage-backed securities	3,221,501	3,164,483
Asset and mortgage-backed securities	2,631,861	2,592,114

Total	$5,853,362	$5,756,597

Proceeds from sales and maturities of investments in debt securities and preferred stock during 2015, 2014 and 2013, were $2.4 billion, $2.7 billion and $4.1 billion, including non-cash transactions of $41.5 million, $192.2 million and $82.0 million, respectively; gross gains were $45.6 million, $69.1 million and $264.3 million respectively; and gross losses were $10.3 million, $8.6 million and $23.4 million, respectively.

Debt securities included above with a statement value of approximately $4.1 million, $4.1 million and $4.2 million for the years ended December 31, 2015, 2014 and 2013, respectively were on deposit with governmental authorities as required by law.

Investment grade debt securities were 94.1%, 91.0% and 96.3% of the Company’s total debt securities as of December 31, 2015, 2014 and 2013, respectively.

The fair value of publicly-traded debt securities is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third- party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than

25

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basic of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information, such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2013 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1. OTTI was recognized during 2013 for preferred hybrid securities. There were no credit impairments recorded in 2015 and 2014 on LBSS held as of December 31, 2015 and 2014 pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security is undergoing a heightened level of monitoring either individually or because its industry, sector, geographic location or political operating environment has been under stress.

26

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in impairment or write-offs.

“Impaired List” – The Credit Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2015, 2014 and 2013, the Company incurred write-downs of debt securities totaling $1.4 million, $0.0 million and $38.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2015 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	9	$167,294	$(661)	1	$49,734	$(373)	10	$217,028	$(1,034)
All Other Governments	4	3,038	(18)	—	—	—	4	3,038	(18)
U.S. States, Territories and Possessions (Direct and Guaranteed)	3	4,325	(188)	—	—	—	3	4,325	(188)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	43	80,212	(1,644)	15	10,372	(527)	58	90,584	(2,171)
Industrial and Miscellaneous (Unaffiliated)	1,124	2,890,637	(143,174)	61	225,126	(18,988)	1,185	3,115,763	(162,162)
Hybrid Securities	4	10,076	(2,709)	2	10,650	(3,826)	6	20,726	(6,535)

Total debt securities	1,187	$3,155,582	$(148,394)	79	$295,882	$(23,714)	1,266	$3,451,464	$(172,108)

Preferred Stocks	2	$10,725	$(289)	1	$15,412	$(708)	3	$26,137	$(997)

27

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2014 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	—	$—	$—	1	$49,602	$(564)	1	$49,602	$(564)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	10	3,351	(10)	14	23,309	(1,024)	24	26,660	(1,034)
Industrial and Miscellaneous (Unaffiliated)	251	1,979,021	(18,792)	40	234,617	(9,297)	291	2,213,638	(28,089)
Hybrid Securities	2	18,705	(477)	3	18,434	(2,027)	5	37,139	(2,504)

Total Debt Securities	263	$2,001,077	$(19,279)	58	$325,962	$(12,912)	321	$2,327,039	$(32,191)

Preferred Stocks	2	$8,779	$(71)	1	$15,448	$(672)	3	$24,227	$(743)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.5 million as of December 31, 2015. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$4,371	$2,483	$2,485
Collateralized debt obligations	—	—	—

	$4,371	$2,483	$2,485

28

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $3.2 million as of December 31, 2014. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$3,113	$3,154	$3,234
Collateralized debt obligations	—	—	—

	$3,113	$3,154	$3,234

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases, where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

29

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2015 and 2014 (in thousands):

	2015	2014
Alabama	$3,850	$8,022
Alaska	—	4,925
Arizona	9,807	11,782
California	22,566	66,065
Colorado	18,994	48,381
District of Columbia	61,401	11,658
Florida	3,274	74,456
Georgia	2,564	18,366
Idaho	1,636	1,693
Illinois	1,227	32,610
Indiana	—	1,563
Kansas	1,451	1,541
Kentucky	3,608	7,531
Louisiana	8,636	9,202
Maryland	1,376	9,488
Massachusetts	1,945	4,743
Michigan	7,821	8,101
Minnesota	21,349	22,590
Missouri	9,381	20,222
Mississippi	2,901	3,003
Montana	—	1,400
Nebraska	945	979
New Jersey	6,574	6,913
New Mexico	4,857	5,072
New York	141,387	86,679
North Carolina	11,668	19,042
North Dakota	—	—
Ohio	16,070	28,584
Oklahoma	—	—
Oregon	9,981	12,709
Pennsylvania	8,633	20,914
Rhode Island	321	405
South Carolina	18,653	22,393
Tennessee	1,533	9,186
Texas	26,580	72,912
Utah	8,557	12,236
Virginia	52,602	2,998
Washington	2,776	6,821
West Virginia	3,218	3,447
Wisconsin	4,158	4,448
General allowance for loan loss	(11,960)	(11,960)

Total Mortgage Loans on Real Estate	$490,340	$671,120

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2015 and 2014.

30

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company originated 3 mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25%, and the Company originated six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65% and the Company originated one mortgage loan with a total cost of $15.9 million during the year ended December 31, 2013 with a rate of 4.54%. During the years ended December 31, 2015, 2014 and 2013, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The specific allowance for loan loss was $0.0 million and $3.5 million at December 31, 2015 and 2014, respectively. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $12.0 million at December 31, 2015 and 2014. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2015 and 2014, the Company individually and collectively evaluated loans with a gross carrying value of $502.3 million and $686.5 million, respectively.

As of December 31, 2015, the Company held no restructured loans and as of December 31, 2014 the Company held 14 restructured loans with a gross book value of $35.0 million. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. One loan with carrying value of $1.7 million was past due for a period greater than 90 days at December 31, 2015 and was a non-admitted asset at December 31, 2015. There were no loans past due greater than 90 days at December 31, 2014.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

31

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Recorded Investment (All)
Current	$—	$—	$—	$—	$499,911	$—	$499,911
30—59 Days Past Due	—	—	—	—	232	—	232
60—89 Days Past Due	—	—	—	—	2,157	—	2,157
90—179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
December 31, 2014
Recorded Investment
Current	$—	$—	$—	$—	$682,418	$—	$682,418
30—59 Days Past Due	—	—	—	—	4,117	—	4,117
60—89 Days Past Due	—	—	—	—	—	—	—
90—179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

32

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	—	—	—
December 31, 2014
With Allowance for Credit Losses	$—	$—	$—	$—	$15,671	$—	$15,671
No Allowance for Credit Losses	—	—	—	—	35,002	—	35,002

Investment in Impaired Loans—Average Recorded Investment, Interest Income Recognized, Recorded Investments on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized Using a Cash- Basis Method of Accounting	—	—	—	—	—	—	—
December 31, 2014
Average Recorded Investment	$—	$—	$—	$—	$2,303	$—	$2,303
Interest Income Recognized	—	—	—	—	2,468	—	2,468
Recorded Investments on Nonaccrual Status	—	—	—	—	15,671	—	15,671
Amount of Interest Income Recognized Using a Cash- Basis Method of Accounting	—	—	—	—	—	—	—

Allowance for Credit Losses:

(In Thousands)	2015	2014	2013
Balance at beginning of period	$15,415	$15,727	$15,701
Additions charged to operations	—	1,108	1,851
Direct write-downs charged against the allowances	—	—	(96)
Recoveries of amounts previously charged off	(3,455)	(1,420)	(1,729)

Balance at end of period	$11,960	$15,415	$15,727

33

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2015 and 2014:

(In Thousands) Internal Risk Rating	2015	2014
AAA	$—	$—
AA	127,201	26,385
A	117,797	43,541
BBB	44,837	99,276
BB and Lower	212,465	466,660
Impaired	—	50,673

Total	$502,300	$686,535

Total allowance for loan loss	(11,960)	(15,415)

Total mortgage loans on real estate	$490,340	$671,120

The following table provides an aging of past due commercial mortgage loans as of December 31, 2015 and 2014, based on the recorded investment net of allowances for credit losses.

(In Thousands)	2015	2014
Current	$499,911	$682,418
30-59 Days Past Due	232	4,117
60-89 Days Past Due	2,157	—
Greater Than 90 Days—Accruing	—	—
Greater Than 90 Days—Not Accruing	—	—

Total Past Due	$2,389	$4,117

Total allowance for loan loss	(11,960)	(15,415)

Total mortgage loans on real estate	$490,340	$671,120

5.	REAL ESTATE

The Company held no real estate property at the end of December 31, 2015. The Company sold its remaining two real estate properties during the statement period. The sale resulted in a net realized gain of $1.7 million. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

34

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses. All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Realized gains (losses):
Debt securities	$35,808	$60,537	$202,265
Preferred stocks	141	79	—
Common stocks	(209)	—	761
Common stocks of affiliates	278	—	50,283
Mortgage loans	17,486	—	246
Real estate	1,678	21,273	44,289
Cash, cash equivalents and short-term investments	265	212	108
Other invested assets	(1,864)	(2)	(1,965)
Other hedging investments	(143)	(62,216)	—
Derivative instruments	56,014	51,430	(185,784)

Subtotal	109,454	71,313	110,203
Capital gains tax expense (benefit)	6,100	(3,669)	28,847

Net realized gains (losses)	103,354	74,982	81,356
(Gains) losses transferred to IMR (net of taxes)	(35,635)	(55,354)	31,017

Total	$67,719	$19,628	$112,373

35

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Changes in net unrealized capital (losses)gains, net of deferred income tax:
Debt securities	$(267)	$2,659	$(2,692)
Common stocks of non-affiliates	759	—	—
Common stocks of affiliates	(15,020)	18,189	7,614
Mortgage loans	2,246	203	(17)
Derivative instruments	14,374	392,514	(237,782)
Other hedging investments	(9,597)	9,597	—
Other invested assets	2,206	1,548	(47)

Total	$(5,299)	$424,710	$(232,924)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($4.9) million, ($26.6) million and ($129.5) million at December 31, 2015, 2014 and 2013, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Debt securities (unaffiliated)	$259,795	$197,595	$260,539
Debt securities (affiliated)	1,246	—	—
Preferred stocks (unaffliated)	1,992	1,813	1,342
Common stocks (unaffiliated)	11,212	—	13
Common stocks (affiliated)	37,047	—	—
Mortgage loans	41,268	50,062	48,116
Real estate	1,664	8,822	19,232
Contract loans	26,230	22,837	23,299
Cash, cash equivalents and short-term investments	48,296	62,575	14,023
Derivative instruments	(11,850)	(225,328)	(616,216)
Other invested assets	35,822	22,160	9,854
Other investment income	—	—	3,141

Gross investment income (loss)	452,722	140,536	(236,657)

Interest expense on surplus notes	43,260	43,260	43,260
Investment expenses and other interest expense on borrowed money	27,839	46,662	38,744

Net investment income (loss)	$381,623	$50,614	$(318,661)

36

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2015 and 2014 was $309.5 thousand and $10.3 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity exposure embedded in the Company’s fixed and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions, and currency swaps, are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus. All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015 the Company began hedging its new Fixed Index Annuity product with OTC options on the CROCI, sector III and MAA indices. The equity exposure embedded in the annuity contract is hedged using these options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2015 and 2014, the Company pledged $175.5 million and $151.3 million, respectively, in U.S. Treasury securities and corporate bonds as collateral to counterparties. At December 31, 2015 and 2014, counterparties pledged to the Company $128.6 million and $123.6 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

37

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Derivatives are carried in accordance with SSAP No. 86. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2015
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest rate swaps	$2,410,000	$47,101	$—	$47,101
Currency swaps	73,099	5,013	—	5,013
TBA’s	5,565	5,750	5,755	(5)
FX Forwards	—	—	—	—
Payor swaptions	800,000	3,720	7,890	(4,170)
Receiver swaptions	75,000	1,341	2,126	(785)
Equity index options	1,898,914	111,472	28,056	83,416

Total	$5,262,578	$174,397	$43,827	$130,570

	Outstanding at
	December 31, 2014
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest rate swaps	$2,669,000	$32,515	$—	$32,515
Currency swaps	94,502	(843)	—	(843)
FX Forwards	563	3	—	3
Payor swaptions	3,040,000	5,578	11,911	(6,333)
Receiver swaptions	75,000	1,254	2,126	(872)
Equity index options	7,771,702	115,216	31,266	83,950

Total	$13,650,767	$153,723	$45,303	$108,420

At December 31, 2015 and 2014, open futures contracts had a notional value of $4,324.4 million and $3,111.0 million and a fair value of $20.9 million and $19.8 million, respectively. These amounts do not include the component of variation margin that has already been cash settled.

38

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of $1.2 billion and $1.3 billion as of December 31, 2015 and 2014, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis to SLOC. As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement. The recapture occurred during the first quarter of 2013.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld basis. This agreement also provides for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance policies sold between December 31, 2009 and March 31, 2010, inclusive. Reinsurance coverage continued for all policies sold prior to April 1, 2010. However, policies sold on or after April 1, 2010 have not been reinsured. This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010. The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

On July 31, 2013, the Company consented to a novation agreement between the U.S. Branch, a former affiliate, and Barbco. Pursuant to the novation agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under its group flexible premium variable universal life policies. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

39

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Premiums and annuity considerations:
Direct	$1,369,407	$1,848,605	$238,879
Recaptured amount from former affilate—SPWL	—	—	1,331,908
Ceded—Affiliated (former affiliate effective August, 2013)	—	—	(18,449)
Ceded—Affiliated	(33,974)	(51,827)	20,104
Ceded—Non-affiliated	(14,250)	(13,722)	(13,067)

Net premiums and annuity considerations	$1,321,183	$1,783,056	$1,559,375

Insurance and other individual policy benefits and claims:
Direct	$804,664	$915,197	$938,717
Assumed—Non-affiliated	4,621	6,978	9,254
Recaptured amount from former affilate—SPWL	—	—	(27,904)
Ceded—Affiliated (former affiliate effective August, 2013)	—	—	(19,825)
Ceded—Affiliated	(29,383)	(41,766)	(22,462)
Ceded—Non-affiliated	(16,698)	(8,673)	(29,977)

Net policy benefits and claims	$763,204	$871,736	$847,803

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2015 and 2014, the Company had $15.5 million and $15.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.3 million and $2.6 million as of December 31, 2015 and 2014, respectively.

40

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2015 and 2014 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million at December 31, 2015 and 2014.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of General Account and Separate Account annuity reserves and deposits were as follows:

December 31, 2015

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2015	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$2,500,107	$769,505	$—	$3,269,612	15.39%
At book value less current surrender charge of 5% or more	1,101,664	—	—	1,101,664	5.19%
At fair value	—	—	14,397,807	14,397,807	67.77%

Total with adjustment or at fair value	$3,601,771	$769,505	$14,397,807	$18,769,083	88.35%
At book value without adjustment (minimal or no charge or adjustment)	1,707,249	—	—	1,707,249	8.04%
Not subject to discretionary withdrawal	746,407	—	20,837	767,244	3.61%

Total (Gross: Direct and Assumed)	6,055,427	769,505	14,418,644	21,243,576	100.00%
Reinsurance ceded	29,210	—	—	29,210

Total (net)	$6,026,217	$769,505	$14,418,644	$21,214,366

41

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

December 31, 2014

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2014	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,387,312	$902,532	$—	$2,289,844	9.89%
At book value less current surrender charge of 5% or more	1,372,834	—	—	1,372,834	5.93%
At fair value	—	—	16,792,405	16,792,405	72.56%

Total with adjustment or at fair value	$2,760,146	$902,532	$16,792,405	$20,455,083	88.38%
At book value without adjustment (minimal or no charge or adjustment)	$1,881,167	$—	$—	$1,881,167	8.13%
Not subject to discretionary withdrawal	784,941	—	22,481	807,422	3.49%

Total (Gross: Direct +Assumed)	5,426,254	902,532	16,814,886	23,143,672	100.00%
Reinsurance ceded	28,288	—	—	28,288

Total (net)	$5,397,966	$902,532	$16,814,886	$23,115,384

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate reserve for the life contracts in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity separate account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

42

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of legally insulated, vs. not legally insulated, is supported by Section 2932 of the Delaware Insurance Code.

As of December 31, 2015 and 2014, the Company’s Separate Account statement included legally insulated assets of $24,042.0 million and $28,051.0 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2015 were attributed to the following products:

Product (In thousands)	Legally Insulated Assets	Non - Legally Insulated Assets
Variable Life	$9,373,590	$—
Variable Annuity	14,668,410	—
MVA Annuity	—	1,187,673

Total	$24,042,000	$1,187,673

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of Net transfers from (to) Separate Accounts. The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $21,883.7 million and $24,229.3 million of non-guaranteed Separate Account reserves and $769.5 million and $902.5 million of guaranteed Separate Account reserves as of December 31, 2015 and 2014, respectively.

As of December 31, 2015 and 2014, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $17,247.9 million and $18,173.1 million, respectively.

43

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $206.8 million, $194.2 million and $238.7 million were received by the General Account from the Separate Accounts during the years ended December 31, 2015, 2014 and 2013, respectively.

For the years ended December 31, 2015, 2014 and 2013, the Company’s General Account paid $81.0 million, $81.6 million and $115.6 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2015 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2015	$14,225	$205,027	$219,252
Reserves at 12/31/2015
For accounts with assets at:
Fair value	240,838	21,883,718	22,124,556
Amortized cost	528,667	—	528,667

Total reserves	$769,505	$21,883,718	$22,653,223

By withdrawal characteristics:
With fair value adjustment	$769,505	$—	$769,505
At fair value	—	21,862,881	21,862,881

Subtotal	769,505	21,862,881	22,632,386
Not subject to discretionary withdrawal	—	20,837	20,837

Total	$769,505	$21,883,718	$22,653,223

44

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

An analysis of the Separate Account reserves as of December 31, 2014 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2014	$21,539	$367,484	$389,023
Reserves at 12/31/2014
For accounts with assets at:
Fair value	287,192	24,229,310	24,516,502
Amortized cost	615,340	—	615,340

Total reserves	$902,532	$24,229,310	$25,131,842

By withdrawal characteristics:
With fair value adjustment	$902,532	$—	$902,532
At fair value	—	24,206,829	24,206,829

Subtotal	902,532	24,206,829	25,109,361
Not subject to discretionary withdrawal	—	22,481	22,481

Total	$902,532	$24,229,310	$25,131,842

Below is the reconciliation of Net Transfers (from) to Separate Accounts in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Transfers to Separate Accounts	$219,252	$389,023	$287,870
Transfers (from) Separate Accounts	(2,379,922)	(3,138,163)	(2,945,712)

Net Transfers (from) to Separate Accounts in the Statement of Operations	$(2,160,670)	$(2,749,140)	$(2,657,842)

45

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments and certain derivatives.

46

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2015 or 2014.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2015 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock—Unaffiliated (a)
Industrial and miscellaneous	$—	$—	$116,514	$116,514
Debt securities—Unaffiliated (b)
Asset-backed securities	—	—	1,093	1,093
Residential mortgage-backed	—	—	—	—
Commercial mortgage-backed	—	—	—	—
Industrial and miscellaneous	—	32	—	32
Derivative assets (d)
Interest rate contracts	30,169	65,042	2,647	97,858
Equity contracts	18,557	122,030	—	140,587
Foreign exchange contracts	2,978	5,014	—	7,992
Separate Accounts assets (c)	16,696,658	5,899,526	743,469	23,339,653

Total assets at fair value	$16,748,362	$6,091,644	$863,723	$23,703,729

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,321)	$—	$(38,321)
Derivative liabilities (d)
Interest rate contracts	(4,375)	(35,581)	—	(39,956)
Equity contracts	(10,577)	—	—	(10,577)
Foreign exchange contracts	(557)	—	—	(557)

Total liabilities at fair value	$(15,509)	$(73,902)	$—	$(89,411)

47

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2014 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock-Unaffiliated (a)
Industrial and miscellaneous	$—	$—	$47,719	$47,719
Debt securities-Unaffiliated (b)
Asset-backed securities	—	—	1,471	1,471
Residential mortgage-backed	—	—	—	—
Commercial mortgage-backed	—	—	—	—
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	—	83,826	—	83,826
Equity contracts	35,320	134,875	—	170,195
Foreign exchange contracts	1,311	193	—	1,504
Separate Accounts assets (c)	20,551,924	5,787,446	605,705	26,945,075

Total assets at fair value	$20,588,555	$6,006,340	$654,895	$27,249,790

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,603)	$—	$(38,603)
Derivative liabilities (d)
Interest rate contracts	—	(44,478)	—	(44,478)
Equity contracts	(37,382)	—	—	(37,382)
Foreign exchange contracts	(231)	(1,033)	—	(1,264)

Total liabilities at fair value	$(37,613)	$(84,114)	$—	$(121,727)

(a)	Common stocks are carried at fair value.
(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $1,202 million and $1,633 million of investment income and receivables due at December 31, 2015 and 2014, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2015 and December 31, 2014.

48

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2015:

					Total gains
				Total gains	and
	Beginning		Transfers)	and (losses	(losses)					Ending
	Balance at	Transfers	Out of	included in	included in					Balance at
(In Thousands)	01/01/2015	Into Level 3	Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2015
Assets:
Common stock Unaffiliated	$47,719	$17,647	$—	$24	$759	$69,122	$—	$(18,640)	$(117)	$116,514
Debt securities-Unaffiliated
Asset-backed securities	1,471	—	—	—	(378)	—	—	—	—	1,093
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	—	16,262	(13,557)	(58)	—	—	—	—	—	2,647
Separate Accounts assets	605,705	92,739	(34,555)	2,304	(3,678)	278,754	—	(164,521)	(33,279)	743,469

Total assets	$654,895	$126,648	$(48,112)	$2,270	$(3,297)	$347,876	$—	$(183,161)	$(33,396)	$863,723

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2014:

					Total gains
				Total gains	and
	Beginning		Transfers	and (losses)	(losses)					Ending
	Balance at	Transfers	Out of	included in	included in					Balance at
(In Thousands)	01/01/2014	Into Level 3	Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2014
Assets:
Common stock Unaffiliated	$—	$—	$—	$(909)	$—	$50,420	$—	$(2,730)	$938	$47,719
Debt securities—Unaffiliated
Asset-backed securities	1,637	—	—	—	(77)	—	—	—	(89)	1,471
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	9,751	—	(9,751)	—	—	—	—	—	—	—
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	17,909	1,713	(19,622)	—	—	—	—	—	—	—
Separate Accounts assets	585,422	14,348	(12,076)	2,979	24,887	104,779	1,450	(57,787)	(58,297)	605,705

Total assets	$614,719	$16,061	$(41,449)	$2,070	$24,810	$155,199	$1,450	$(60,517)	$(57,448)	$654,895

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

49

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2015:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt securities-Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,093	$26	$26
Common Stock	Matrix Pricing	Spreads	114,781	1-192	25
	Matrix Pricing	Quoted Prices	1,733	58	58
Separate Accounts assets	Matrix Pricing	Spreads	16,845	29-109	96
	Matrix Pricing	Quoted Prices	125,820	60-115	100
	Amortized Cost	None	252	50	50

Total assets			$260,524

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2014:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,471	N/A	N/A
Separate Accounts assets	Matrix Pricing	Spreads	80,497	N/A	N/A
	Market Pricing	Quoted Prices	57,718	91-113	99

Total assets			$139,686

There were no significant changes made in valuation techniques during 2015 and 2014.

Derivative values in the above tables are presented on a gross basis.

50

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Aggregate Fair Value of all Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2015:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$1,536,423	$1,536,423	$678,448	$857,975	$—	$—
Debt securities	5,756,624	5,853,362	217,169	2,682,365	2,857,090	—
Preferred stocks	32,061	32,634	—	32,061	—	—
Common stocks	116,514	116,514	—	—	116,514	—
Mortgages loans on real estate	497,360	490,340	—	—	497,360	—
Derivatives – options and swaptions	127,089	127,089	—	124,442	2,647	—
Derivatives – swaps and forwards	97,810	97,810	30,167	67,643	—	—
Derivatives—futures	21,538	21,538	21,538	—	—	—
Contract loans	669,276	630,826	—	—	669,276	—
Other invested assets	533,221	529,509	—	8,720	524,501	—
Separate account assets	24,027,637	24,026,930	16,717,221	6,343,844	966,572	—
Contractholder deposit funds and other policyholder liabilities	(199,186)	(189,353)	—	—	(199,186)	—
Derivatives – options and swaptions	(10,557)	(10,557)	(10,557)	—	—	—
Derivatives – swaps and forwards	(39,945)	(39,945)	(4,365)	(35,580)	—	—
Derivatives—futures	(588)	(588)	(588)	—	—	—
Societe Generale	(25,000)	(25,000)	(25,000)	—	—	—
Separate account liabilities	(67,698)	(67,698)	—	(38,321)	(29,377)	—

51

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2014:

(In Thousands)	Aggregate	Statement				Not Practicable
Type of Financial Instrument	Fair Value	Value	Level 1	Level 2	Level 3	(Carrying Value)
Cash, cash equivalents and short-term investments	$2,797,104	$2,797,104	$2,203,305	$593,799	$—	$—
Debt securities	5,466,402	5,331,560	233,315	2,338,203	2,894,884	—
Preferred stocks	32,650	33,120	—	31,561	1,089	—
Common stocks	47,719	47,719	—	—	47,719	—
Mortgages loans on real estate	709,620	671,120	—	—	709,620	—
Derivatives – options and swaptions	157,623	157,623	15,916	141,707	—	—
Derivatives – swaps and forwards	77,187	77,187	—	77,187	—	—
Derivatives—futures	20,714	20,714	20,714	—	—	—
Contract loans	654,111	623,220	—	—	654,111	—
Other invested assets	408,013	406,249	—	9,220	398,793	—
Separate account assets	27,741,024	27,711,741	20,585,989	6,256,718	898,317	—
Contractholder deposit funds and other policyholder liabilities	(225,938)	(215,544)	—	—	(225,938)	—
Derivatives – options and swaptions	(35,577)	(35,577)	(35,577)	—	—	—
Derivatives – swaps and forwards	(45,511)	(45,511)	—	(45,511)	—	—
Derivatives—futures	(2,037)	(2,037)	(2,037)	—	—	—
FHLB Loan	(210,000)	(210,022)	—	(210,000)	—
Separate account liabilities	(73,283)	(73,283)	—	(38,603)	(34,680)	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.In addition, estimates of expected future prepayments are factors in determining

52

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate – The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps are based on current settlement values, dealer quotes and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third party pricing services, and collateral loans which are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts – The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

Debt – The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements. Where the issuer of a note has the ability to call the note at par, the fair value is equal to par value.

53

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

14.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2015 and December 31, 2014.

The components of the DTAs/DTLs as of December 31, 2015 and December 31, 2014 were as follows:

(In Thousands)	December 31, 2015			December 31, 2014			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$368,714	$—	$368,714	$465,109	$—	$465,109	$(96,395)	$—	$(96,395)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	368,714	—	368,714	465,109	—	465,109	(96,395)	—	(96,395)
Deferred Tax Assets Nonadmitted	64,719	—	64,719	176,583	—	176,583	(111,864)	—	(111,864)

Subtotal Net Admitted Deferred Tax Assets	303,995	—	303,995	288,526	—	288,526	15,469	—	15,469
Deferred Tax Liabilities	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$213,377	$—	$213,377	$207,585	$—	$207,585	$5,792	$—	$5,792

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2015			December 31, 2014			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted pursuant to 11.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Admitted pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	213,377	—	213,377	207,585	—	207,585	5,792	—	5,792
(c) 11.b.i	—	—	228,470	—	—	222,477	—	—	5,993
(d) 11.b.ii	—	—	213,377	—	—	207,585	—	—	5,792
(e) Admitted pursuant to 11.c.	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

(f) Total admitted under 11.a.—11.c.	303,995	—	303,995	288,526	—	288,526	15,469	—	15,469
(g) Deferred tax liabilitiess	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

Net admitted deferred tax assets /deferred tax liabilities	$213,377	$—	$213,377	$207,585	$—	$207,585	$5,792	$—	$5,792

54

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

	2015	2014
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1286%	1021%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,422,514,602	$1,383,898,004

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2015		December 31, 2014		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$368,714	$—	$465,109	$—	$(96,395)	$—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	4.00%	0.00%	0.00%	0.00%	4.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$303,995	$—	$288,526	$—	$15,469	$—
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because of the Impact of Tax Planning Strategies	6.00%	0.00%	0.00%	0.00%	6.00%	0.00%

The Company’s tax planning strategies included the use of reinsurance.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2015	December 31, 2014	December 31, 2013
Current Income Tax
Federal tax benefit from operations	$(2,729)	$6,861	$(84,275)
Federal income tax on net capital gains	6,099	(3,669)	28,847
Federal tax (benefit) expense on stock options	—	—	(539)

Current income tax expense (benefit)	$3,370	$3,192	$(55,967)

55

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The main components of DTAs and DTLs as of December 31, 2015 and 2014 were as follows:

(In Thousands)	December 31, 2015	December 31, 2014	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$242,840	$255,322	$(12,482)
Investments	40,433	68,253	(27,820)
Deferred acquisition costs	14,715	15,202	(487)
Net operating loss carry-forward	29,529	82,000	(52,471)
Other (including items <5% of total ordinary tax assets)	41,197	44,332	(3,135)

Total ordinary Deferred Tax Assets	$368,714	$465,109	$(96,395)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	64,719	176,583	(111,864)

Admitted ordinary Deferred Tax Assets	$303,995	$288,526	$15,469
Capital:
Investments	—	—	—
Net capital loss carry-forward	—	—	—

Subtotal	$—	$—	$—
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	—	—	—

Admitted capital Deferred Tax Assets	$—	$—	$—

Admitted Deferred Tax Assets	$303,995	$288,526	$15,469

Deferred Tax Liabilities:
Ordinary
Investments	$17,154	$13,240	$3,914
Policyholder reserves	73,464	67,701	5,763
Other (including items <5% of total ordinary tax liabilities)	—	—	—

Subtotal	$90,618	$80,941	$9,677
Capital:
Investments	—	—	—

Subtotal	$—	$—	$—

Deferred Tax Liabilities	$90,618	$80,941	$9,677

Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$213,377	$207,585	$5,792

56

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2015	December 31, 2014	Change
Total Deferred Tax Assets	$368,714	$465,109	$(96,395)
Total Deferred Tax Liabilities	90,618	80,941	9,677

Net Deferred Tax Assets / Deferred Tax Liabilities	$278,096	$384,168	$(106,072)
Statutory valuation allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$278,096	$384,168	$(106,072)
Tax effect of unrealized (gains)/losses			(4,932)

Change in net deferred income tax			$(101,140)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2015, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2015			December 31, 2014			December 31, 2013
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net income before taxes	$278,305	$97,407	25.1%	$302,994	$106,048	28.3%	$486,232	$170,182	28.5%
Pre-tax capital gains—Pre IMR	109,454	38,309	9.9%	71,313	24,960	6.7%	110,202	38,571	6.5%
Dividends received deduction		(23,864)	-6.2%		(11,550)	-3.1%		(14,000)	-2.3%
Tax credits		(2,594)	-0.7%		(932)	-0.2%		(4,752)	-0.8%
Non-deductible expenses		99	0.1%		119	0.0%		496	0.1%
Change in tax contingency reserves		—	0.0%		—	0.0%		(2,271)	-0.4%
Reversal of IMR		(5,939)	-1.5%		(1,928)	-0.5%		(20,514)	-3.4%
Change in non-admitted assets		1,283	0.3%		2,520	0.7%		(2,259)	-0.4%
Prior year adjustments		(301)	-0.1%		(4,839)	-1.3%		(572)	-0.1%
Retained deferred tax asset		—	0.0%		5,133	1.4%		347,765	58.2%
Change in statutory valuation allowance		—	0.0%		—	0.0%		(379,797)	-63.7%
Other		110	0.1%		7,321	2.0%		13,479	2.3%

Total statutory income taxes		$104,510	27.0%		$126,852	34.0%		$146,328	24.5%

Federal income taxes incurred		$3,370	0.9%		$3,192	0.9%		$(55,967)	-9.4%
Change in net deferred income taxes		101,140	26.1%		123,660	33.1%		202,295	33.9%

Total statutory income taxes		$104,510	27.0%		$126,852	34.0%		$146,328	24.5%

At December 31, 2015, the Company had $84.4 million of net operating loss carry forward which will begin to expire, if not utilized, by 2028. At December 31, 2015, the Company had no capital loss carry forward. At December 31, 2015, the Company had $17.9 million of foreign tax credit carry forward, which will begin to expire, if not utilized, by 2019. At December 31, 2015, the Company had $10.3 million of LIHTC carry forward, which will begin to expire, if not utilized, by 2030. At December 31, 2015, the Company had no minimum tax credit carry forward.

At December 31, 2015, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

57

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns. On October 7, 2014, an opening conference for appeals was held for tax years 2007, 2008 and 2009 for the former consolidated return. The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”). The 2010 through 2013 tax years are currently being examined by the IRS. The opening conference was held on June 17, 2014. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2015 and 2014. As of December 31, 2015 there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2015 and December 31, 2014. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2015, 2014, and 2013. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2015 tax year with its wholly owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented and allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the change in control of the Company on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

58

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. In March 2015, the Company paid an ordinary dividend of $200 million to the Parent. In September 2015, the Company paid an ordinary dividend of $75 million to the Parent and received an ordinary dividend of $36.5 million from its wholly-owned subsidiary, DLNY. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. Per the limitation described above, the Company was not permitted to pay dividends in 2014 without prior approval from the Delaware Commissioner of Insurance. No dividends were paid during 2013.

Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations. The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Department.

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus	Change in Gross Paid-in
	(Unassigned Funds)	and Contributed Surplus
2013	$1,851,883	$(1,851,883)

Reset of surplus effective June 30, 2013. Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12.6 million.

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2015 and 2014.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for future private placement findings and limited partnership investments of $390.1 million and $25.0 million as of December 31, 2015 and 2014, respectively.

59

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million for guaranty fund assessments as of December 31, 2015 and 2014. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividend received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Rev. Rul. 2014-7, 2014-9 I.R.B. 539, which stated that Rev. Rul. 2007-54 is thereby modified and superseded, and that Rev. Rul. 2007-61 is obsoleted. Accordingly, the required interest holding, which was used in calculation of the company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Rev. Rul. 2014-7 do not include a project concerning the determination of the company’s share under section 812. For now, the issue has been resolved by the LB&I Industry Director’s Directive, Examination of Dividends Received Deduction on Separate Accounts of Life Insurance Companies, LMSB-4-0510-015 (May 20, 2010), which permits calculating required interest at another appropriate rate using a modified version of the formula, set forth in Treas. Reg. § 801-8(e). For the years ended December 31, 2015 and 2014, the Company’s financial statements reflect benefits of $10.6 million and $8.9 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

60

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Under the Sale Transaction Agreement, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF set forth in the Sale Transaction Agreement and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2015 and reported in the current financial statements:

•	Posted collateral under repurchase agreements which were reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreement which were reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

61

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following are restricted assets (including pledged assets):

Gross Restricted
(In Thousands)									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account S/A Assets Restricted	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	0%	0%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to repurchase agreements	440,852	—	—	—	440,852	547,642	(106,790)	440,852	1.19%	1.19%
Subject to reverse repurchase agreements	271,730	—	—	—	271,730	332,969	(61,239)	271,730	0.73%	0.74%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	0%	0.00%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Placed under option contracts	—	—	—	—	—	—	—	—	0%	0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	0%	0%
FHLB capital stock	5,981	—	—	—	5,981	10,500	(4,519)	5,981	0.02%	0.02%
On deposit with states	4,050	—	—	—	4,050	4,051	(1)	4,050	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	0%	0%
Pledged as collateral to FHLB (including securities and CML)	607,594	—	—	—	607,594	269,387	338,207	607,594	1.64%	1.64%
Pledged as collateral not captured (including assets backing funding agreements)	141,002	—	—	—	141,002	103,987	37,015	141,002	0.38%	0.38%
Other restricted assets	349,705	—	—	—	349,705	1,415,320	(1,065,615)	349,705	0.94%	0.94%

Total restricted assets	$1,820,914	$—	$—	$—	$1,820,914	$2,683,856	$(862,942)	$1,820,914	4.91%	4.92%

62

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond collateral to Societe Generale	$37,610	$37,610	$—	$—	$37,610	$—	$37,610	$37,610	0.10%	0.10%
Derivative collateral	103,392	103,392	—	—	103,392	103,987	(595)	103,392	0.28%	0.28%

Total	$141,002	$141,002	$—	$—	$141,002	$103,987	$37,015	$141,002	0.38%	0.38%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage escrow	$3,142	$—	$—	$—	$3,142	$6,251	$(3,109)	$3,142	0.01%	0.01%
Restricted Cash -from policy holders	57,070	—	—	—	57,070	—	57,070	57,070	0.15%	0.15%
Restricted Cash -Collateral from unsettled trades	289,493	—	—	—	289,493	1,409,069	(1,119,576)	289,493	0.78%	0.78%

Total	$349,705	$—	$—	$—	$349,705	$1,415,320	$(1,065,615)	$349,705	0.94%	0.94%

Collateral for unsettled trades includes cash received from sales of S&P 500 Index exchange traded funds which funds were not yet purchased. A liability for the future purchase of the funds is included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its former Massachusetts office. Rental expenses for 2015, 2014 and 2013 were $2.1 million, $2.1 million and $0.9 million, respectively.

63

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

From January 1, 2013 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements. Rental expenses, including allocated amounts, for 2013 were approximately $2.5 million.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. Rental expenses for 2015 and 2014 were $0.2 million and $0.1 million, respectively.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts office. Rental expense for 2015 was $0.9 million. No rental expense was incurred for 2014.

a. At January 1, 2016, minimum aggregate rental commitments were as follows:

Year Ending December 31	(In Thousands) Operating Leases
1. 2016	1,357
2. 2017	1,362
3. 2018	1,366
4. 2019	1,371
5. 2020	1,375

6. Aggregate total all future years	$2,862

18.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings bear interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid under the Facility in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2015 and 2014 were approximately $1.7 million and $90 thousand respectively and the total interest paid under the Replacement Facility in 2015 and 2014 was approximately $27 thousand and $90 thousand, respectively. At December 31, 2015, there was $25 million outstanding under the Replacement Facility.

The Company is a member of the Federal Home Loan Bank of Indianapolis (the “FHLB”). Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for back-up liquidity. The Company determined that its estimated maximum borrowing capacity available at December 31, 2015 as $132.9 million. The Company calculated this amount in accordance with its current FHLB capital stock. At December 31, 2015 there were no amounts outstanding.

64

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

FHLB Capital Stock

a. Aggregate Totals

1 Year Ended 2015 (In Thousands)	1 Total 2+3	2 General Account	3 Separate Accounts
(a) Membership Stock – Class A	$—	$—	$—
(b) Membership Stock – Class B	2,640	2,640	—
(c) Activity Stock	—	—	—
(d) Excess Stock	3,341	3,341	—
(e) Aggregate Total (a+b+c+d)	5,981	5,981	—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	132,916	XXX	XXX
2 Year Ended 2014 (In Thousands)
(a) Membership Stock – Class A	$—	$—	$—
(b) Membership Stock – Class B	641	641	—
(c) Activity Stock	8,809	8,809	—
(d) Excess Stock	1,050	1,050	—
(e) Aggregate Total (a+b+c+d)	10,500	10,500	—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	233,333	XXX	XXX

b. Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	—	—	—	—	—	—
Class B	$5,981	$5,981	—	—	—	—

65

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Collateral Pledged to FHLB

a. Amount Pledged as of Reporting Date

	1	2	3
(in thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
1. Current Year Total General and Separate Accounts Total Collateral Pledged (Lines 2+3)	$616,227	$607,594	$396,439
2. Current Year General Account Total Collateral Pledged	526,738	518,917	329,983
3. Current Year Separate Accounts Total Collateral Pledged	89,489	88,677	66,456

4. Prior Year-end Total General and Separate Accounts Total Collateral Pledged	$276,982	$269,387	$229,589
b. Maximum Amount Pledged During Reporting Period

	1	2	3
(in thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
1. Current Year Total General and Separate Accounts Maximum Collateral Pledged (Lines 2+3)	$616,227	$607,594	$396,439
2. Current Year General Account Maximum Collateral Pledged	526,738	518,917	329,983
3. Current Year Separate Accounts Maximum Collateral Pledged	89,489	88,677	66,456

4. Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	$276,982	$269,387	$229,589

66

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Borrowing from FHLB

a. Amount as of Reporting Date

	1	2	3	4
	Total	General	Separate	Funding Agreements
1 Current Year (In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$—	$—	$—

`	1	2	3	4
	Total	General	Separate	Funding Agreements
1 Prior Year (In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$210,000	$210,000	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$210,000	$210,000	$—

b. Maximum Amount during Reporting Period (Current Year)

	1	2	3
(In Thousands)	Total	General	Separate
	2+3	Account	Accounts
(1) Debt	$210,000	$210,000	$—
(2) Funding Agreements	—	—	—
(3) Other	—	—	—
(4) Aggregate Total	$210,000	$210,000	$—

c. FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
(1) Debt	YES
(2) Funding Agreements	NO
(3) Other	NO

67

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

19.	SUBSEQUENT EVENTS

On March 28, 2016, the Company paid a $200 million dividend, of which $169.5 million was ordinary and $30.5 million was extraordinary, to the Parent. The Company is not aware of any other events that occurred subsequent December 31, 2015 that would have had a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2016 to April 29, 2016, the date the financial statements were available to be issued.

68

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

1.	Independent Auditors’ Reports;

2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2015 and 2014;

3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2015, 2014 and 2013;

4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2015, 2014 and 2013;

5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2015, 2014 and 2013; and

6.	Notes to Statutory-Basis Financial Statements.

C.	Financial Statements of the Registrant (Part B)

1.	Report of Independent Registered Public Accounting Firm;

2.	Statement of Assets and Liabilities, December 31, 2015;

3.	Statement of Operations, Year Ended December 31, 2015;

4.	Statements of Changes in Net Assets, Years Ended December 31, 2015 and December 31, 2014; and

5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)	Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009);

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(b)	Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(c)	Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-83362, filed on February 25, 2002);

(4)(d)	Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(e)	Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(f)	Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(g)	Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(4)(h)	Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(i)	Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-83516, filed on September 22, 2006);

(4)(j)	Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(k)	Income ON Demand Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(4)(l)	Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(m)	Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(n)	Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(o)	Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4, File No. 333-83516, filed on July 3, 2008);

(4)(p)	Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(4)(q)	Sun Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-83362, filed on June 10, 2009);

(5)(a)	Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(5)(b)	Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Not Applicable;

(8)(a)	Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999);

(8)(b)	Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 23, 1999);

(8)(c)	Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(d)	Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(e)	Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(f)	Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(g)	Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(h)	Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(i)	Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)	Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(k)	Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(l)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(m)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 of Delaware Life Variable Account G, File No. 333-111688, filed on April 27, 2007);

(8)(n)	Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008);

(8)(o)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005);

(8)(p)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143353, filed on May 30, 2007);

(8)(q)	Participation Agreement, dated August 1, 2011, among Putnam Variable Trust, Putnam Retail Management Limited Partnership, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(r)	Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC (Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011);

(8)(s)	Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(t)	Participation Agreement dated April 24, 2009, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(u)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012);

(8)(v)	Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(8)(w)	Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(8)(x)	Participation Agreement, dated April 29, 2011, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, RiverSource Variable Series Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney;*

(14)(b)	Resolution of the Board of Directors of the depositor dated April 27, 2016, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 2, 2016);

(15)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-4, File No. 333-83516, filed on May 2, 2016);

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013 (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6, File No. 333-143354, filed on April 29, 2015).

*	Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Delaware Life Holdings, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-4, File No. 333-83516, filed May 2, 2016.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of March 9, 2016, there were 5,668 qualified and 3,869 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014 ), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Kathleen T. Baron	Chief Anti-Money Laundering Compliance Officer
	Kenneth N. Crowley	Assistant Vice President and Senior Counsel
	Lakshmi S. Krishnan	Tax Officer
	Maura A. Murphy	Assistant Vice President and Senior Counsel
	Maryellen Percuoco	Clerk and Assistant Secretary

*	The principal business address of all directors and officers of the principal underwriter is, 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, Inc. at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)	To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)	Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 2nd day of May, 2016.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ David E. Sams, Jr*		Chief Executive Officer and Director (Principal Executive Officer)	May 2, 2016
David E. Sams, Jr.

/s/ Michael K. Moran*		Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 2, 2016
Michael K. Moran

*By:	/s/ Kenneth N. Crowley	Attorney-in-Fact for: Dennis A. Cullen, Director Daniel J. Towriss, Director	May 2, 2016
Kenneth N. Crowley

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about May 2, 2016. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney